                                   EXHIBIT 99

                             COMPUTATIONAL MATERIALS

CLASS: A-2

Security ID:                    NationsLink 99-2                     Initial Balance:                     84,648,789
Settlement Date:                      11/30/99                       Initial Pass-Through Rate:              6.9200%
Accrual Start Date:                    11/1/99                       Coupon Type:                              Fixed
First Pay Date:                       12/20/99

PREPAYMENT (CPR)              SCENARIO 1      SCENARIO 2      SCENARIO 3     SCENARIO 4      SCENARIO 5      SCENARIO 6
----------------              ----------      ----------      ----------     ----------      ----------      ----------
Portfolio Mortgage Loans
During YM                        6.00%          6.00%           6.00%           6.00%           6.00%           6.00%
During Open/Fixed Penalty        0.00%         10.00%          25.00%          50.00%          75.00%         100.00%
CONDUIT MORTGAGE LOANS
During YM                        0.00%          0.00%           0.00%           0.00%           0.00%           0.00%
During Open/Fixed Penalty        0.00%         10.00%          25.00%          50.00%          75.00%         100.00%


                              SCENARIO 1       SCENARIO 2      SCENARIO 3     SCENARIO 4      SCENARIO 5      SCENARIO 6
                              ----------       ----------      ----------     ----------      ----------      ----------
             99-16               7.30            7.29            7.29            7.30            7.30            7.30
             99-18               7.27            7.27            7.27            7.28            7.28            7.28
             99-20               7.25            7.25            7.25            7.25            7.26            7.26
             99-22               7.23            7.22            7.23            7.23            7.23            7.23
             99-24               7.20            7.20            7.20            7.21            7.21            7.21
             99-26               7.18            7.18            7.18            7.18            7.19            7.19
             99-28               7.16            7.16            7.16            7.16            7.16            7.16
             99-30               7.14            7.13            7.13            7.14            7.14            7.14
            100-00               7.11            7.11            7.11            7.11            7.12            7.12
            100-02               7.09            7.09            7.09            7.09            7.09            7.09
            100-04               7.07            7.07            7.06            7.07            7.07            7.07
            100-06               7.05            7.04            7.04            7.04            7.05            7.05
            100-08               7.02            7.02            7.02            7.02            7.02            7.02
            100-10               7.00            7.00            7.00            7.00            7.00            7.00
            100-12               6.98            6.97            6.97            6.97            6.98            6.98
            100-14               6.96            6.95            6.95            6.95            6.95            6.95
            100-16               6.93            6.93            6.93            6.93            6.93            6.93
WAL (YRS)                        3.17            3.14            3.11            3.08            3.07            3.07
Mod Dur                          2.75            2.73            2.70            2.68            2.68            2.67
First Prin Date               07/20/2002      07/20/2002      06/20/2002      06/20/2002      06/20/2002      06/20/2002
Final Prin Date               11/20/2003      10/20/2003      10/20/2003      09/20/2003      09/20/2003      09/20/2003
Prin Window                       17              16              17              16              16              16

          ASSUMPTIONS                          MONEY MARKET CURVE AS OF 10/29/99                 TREASURY CURVE AS OF 10/29/99
          -----------                          ---------------------------------                 -----------------------------
1% Cleanup Call is Not Exercised               TERM (YRS)            YIELD (BEY%)             TERM (YRS)             YIELD (BEY%)
--------------------------------               ----------            ------------             ----------             ------------
Initial Balance is calculated
  using the projected
  Unpaid Principal Balance as of Nov 10, 1999     1/12                   4.700                    1/4                    5.080
Prepay Rates are a Constant % of CPR              1/4                    5.150                    1/2                    5.260
100% of All Prepayment Premiums are
  assumed to be collected                         1/2                    5.600                     1                     5.410
Prepayment Premiums are allocated to
  one or more classes                              1                     5.650                     2                     5.780
  of the offered certificates as
  described in the prospectus using                2                     5.950                     5                     5.940
  the Discount Rate Fraction Method
  (see Prospectus or Example in Term Sheet)        5                     6.300                    10                     6.020
No Extensions on any Mortgage Loan                                                                30                     6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities                                                [LOGO]

CLASS: A-3

Security ID:                    NationsLink 99-2                     Initial Balance:                    232,000,439
Settlement Date:                      11/30/99                       Initial Pass-Through Rate:              7.1940%
Accrual Start Date:                    11/1/99                       Coupon Type:                           Fixed (1)
First Pay Date:                       12/20/99                       (1) Pass-Through Rate will not
                                                                     exceed the weighted average
                                                                     Net Mortgage Rate.

PREPAYMENT (CPR)            SCENARIO 1     SCENARIO 2     SCENARIO 3      SCENARIO 4      SCENARIO 5     SCENARIO 6
----------------            ----------     ----------     ----------      ----------      ----------     ----------
Portfolio Mortgage Loans
During YM                     6.00%          6.00%           6.00%           6.00%           6.00%           6.00%
During Open/Fixed Penalty     0.00%         10.00%          25.00%          50.00%          75.00%         100.00%
CONDUIT MORTGAGE LOANS
During YM                     0.00%          0.00%           0.00%           0.00%           0.00%           0.00%
During Open/Fixed Penalty     0.00%         10.00%          25.00%          50.00%          75.00%         100.00%


                            SCENARIO 1      SCENARIO 2      SCENARIO 3      SCENARIO 4      SCENARIO 5      SCENARIO 6
             99-16            7.38            7.38            7.39            7.39            7.39            7.39
             99-18            7.37            7.37            7.37            7.37            7.37            7.37
             99-20            7.35            7.36            7.36            7.36            7.36            7.36
             99-22            7.34            7.34            7.34            7.35            7.35            7.35
             99-24            7.33            7.33            7.33            7.33            7.33            7.33
             99-26            7.31            7.31            7.32            7.32            7.32            7.32
             99-28            7.30            7.30            7.30            7.30            7.30            7.30
             99-30            7.28            7.29            7.29            7.29            7.29            7.29
            100-00            7.27            7.27            7.27            7.28            7.28            7.28
            100-02            7.26            7.26            7.26            7.26            7.26            7.26
            100-04            7.24            7.24            7.25            7.25            7.25            7.25
            100-06            7.23            7.23            7.23            7.23            7.23            7.23
            100-08            7.22            7.22            7.22            7.22            7.22            7.22
            100-10            7.20            7.20            7.21            7.21            7.21            7.21
            100-12            7.19            7.19            7.19            7.19            7.19            7.19
            100-14            7.17            7.18            7.18            7.18            7.18            7.18
            100-16            7.16            7.16            7.16            7.17            7.17            7.17
WAL (YRS)                     5.71            5.70            5.69            5.68            5.68            5.68
Mod Dur                       4.51            4.50            4.50            4.49            4.49            4.49
First Prin Date            11/20/2003      10/20/2003      10/20/2003      09/20/2003      09/20/2003      09/20/2003
Final Prin Date            12/20/2006      12/20/2006      12/20/2006      12/20/2006      12/20/2006      12/20/2006
Prin Window                    38              39              39              40              40              40

          ASSUMPTIONS                                           MONEY MARKET CURVE AS OF 10/29/99  TREASURY CURVE AS OF 10/29/99
          -----------                                           ---------------------------------  -----------------------------
1% Cleanup Call is Not Exercised                                    TERM (YRS)     YIELD (BEY%)    TERM (YRS)      YIELD (BEY%)
                                                                    ----------     ------------    ----------      ------------
Initial Balance is calculated using the projected
  Unpaid Principal Balance as of Nov 10, 1999                          1/12            4.700         1/4             5.080
Prepay Rates are a Constant % of CPR                                   1/4             5.150         1/2             5.260
100% of All Prepayment Premiums are
  assumed to be collected                                              1/2             5.600          1              5.410
Prepayment Premiums are allocated to
  one or more classes                                                   1              5.650          2              5.780
  of the offered certificates as described
  in the prospectus using                                               2              5.950          5              5.940
  the Discount Rate Fraction Method
  (see Prospectus or Example in Term Sheet)                             5              6.300         10              6.020
No Extensions on any Mortgage Loan                                                                   30              6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: A-4

Security ID:                    NationsLink 99-2                                Initial Balance:                    110,485,256
Settlement Date:                       11/30/99                                 Initial Pass-Through Rate:              7.3420%
Accrual Start Date:                     11/1/99                                 Coupon Type:                           Fixed (1)
First Pay Date:                        12/20/99                                 (1) Pass-Through Rate will not exceed the weighted
                                                                                average Net Mortgage Rate.

PREPAYMENT (CPR)                    SCENARIO 1     SCENARIO 2      SCENARIO 3      SCENARIO 4      SCENARIO 5      SCENARIO 6
----------------                    ----------     ----------      ----------      ----------      ----------      ----------
Portfolio Mortgage Loans
During YM                              6.00%          6.00%           6.00%           6.00%           6.00%           6.00%
During Open/Fixed Penalty              0.00%         10.00%          25.00%          50.00%          75.00%         100.00%
CONDUIT MORTGAGE LOANS
During YM                              0.00%          0.00%           0.00%           0.00%           0.00%           0.00%
During Open/Fixed Penalty              0.00%         10.00%          25.00%          50.00%          75.00%         100.00%

                              SCENARIO 1        SCENARIO 2       SCENARIO 3     SCENARIO 4     SCENARIO 5     SCENARIO 6
                              ----------        ----------       ----------     ----------     ----------     ----------
             99-00               7.56              7.56             7.56           7.56           7.56           7.56
             99-04               7.54              7.54             7.54           7.54           7.54           7.54
             99-08               7.52              7.52             7.52           7.52           7.52           7.52
             99-12               7.50              7.50             7.50           7.50           7.50           7.50
             99-16               7.47              7.47             7.47           7.47           7.47           7.47
             99-20               7.45              7.45             7.45           7.45           7.45           7.45
             99-24               7.43              7.43             7.43           7.43           7.43           7.43
             99-28               7.41              7.41             7.41           7.41           7.41           7.41
            100-00               7.39              7.39             7.39           7.39           7.39           7.39
            100-04               7.37              7.37             7.37           7.37           7.37           7.37
            100-08               7.35              7.35             7.35           7.35           7.35           7.35
            100-12               7.33              7.33             7.33           7.33           7.33           7.33
            100-16               7.31              7.31             7.31           7.31           7.30           7.30
            100-20               7.28              7.28             7.28           7.28           7.28           7.28
            100-24               7.26              7.26             7.26           7.26           7.26           7.26
            100-28               7.24              7.24             7.24           7.24           7.24           7.24
            101-00               7.22              7.22             7.22           7.22           7.22           7.22
WAL (YRS)                        8.07              8.07             8.07           8.06           8.06           8.02
MOD DUR                          5.88              5.88             5.88           5.87           5.87           5.85
FIRST PRIN DATE               12/20/2006        12/20/2006       12/20/2006     12/20/2006     12/20/2006     12/20/2006
FINAL PRIN DATE               10/20/2008        10/20/2008       10/20/2008     10/20/2008     09/20/2008     07/20/2008
PRIN WINDOW                       23                23               23             23             22             20

          ASSUMPTIONS                                              MONEY MARKET CURVE AS OF 10/29/99   TREASURY CURVE AS OF 10/29/99
1% Cleanup Call is Not Exercised                                        TERM (YRS)   YIELD (BEY%)        TERM (YRS)   YIELD (BEY%)
--------------------------------                                        ----------   ------------        ----------   ------------
Initial Balance is calculated using the projected Unpaid
  Principal Balance as of Nov 10, 1999                                     1/12         4.700               1/4          5.080
Prepay Rates are a Constant % of CPR                                       1/4          5.150               1/2          5.260
100% of All Prepayment Premiums are assumed to be collected                1/2          5.600                1           5.410
Prepayment Premiums are allocated to one or more classes                    1           5.650                2           5.780
  of the offered certificates as described in the prospectus using          2           5.950                5           5.940
  the Discount Rate Fraction Method (see Prospectus or
  Example in Term Sheet)                                                    5           6.300               10           6.020
No Extensions on any Mortgage Loan                                                                          30           6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                BANK OF AMERICA [LOGO]

CLASS: A-1C

Security ID:                    NationsLink 99-2                     Initial Balance:                    103,960,279
Settlement Date:                        11/30/99                     Initial Pass-Through Rate:              7.0210%
Accrual Start Date:                      11/1/99                     Coupon Type:                            Fixed(1)
First Pay Date:                         12/20/99                     (1) Pass-Through Rate will
                                                                     not exceed the weighted
                                                                     average Net Mortgage Rate.

PREPAYMENT (CPR)                    SCENARIO 1      SCENARIO 2     SCENARIO 3      SCENARIO 4      SCENARIO 5     SCENARIO 6
----------------                    ----------      ----------     ----------      ----------      ----------     ----------
Portfolio Mortgage Loans
During YM                              6.00%          6.00%           6.00%           6.00%           6.00%           6.00%
During Open/Fixed Penalty              0.00%         10.00%          25.00%          50.00%          75.00%         100.00%
CONDUIT MORTGAGE LOANS
During YM                              0.00%          0.00%           0.00%           0.00%           0.00%           0.00%
During Open/Fixed Penalty              0.00%         10.00%          25.00%          50.00%          75.00%         100.00%

                                    SCENARIO 1      SCENARIO 2     SCENARIO 3      SCENARIO 4       SCENARIO 5    SCENARIO 6
                                    ----------      ----------     ----------      ----------       ----------    ----------
             99-00                     7.27            7.28            7.28            7.29            7.29            7.30
             99-04                     7.24            7.25            7.25            7.26            7.26            7.27
             99-08                     7.21            7.22            7.22            7.23            7.23            7.24
             99-12                     7.18            7.19            7.19            7.20            7.20            7.21
             99-16                     7.15            7.16            7.16            7.17            7.17            7.18
             99-20                     7.13            7.13            7.13            7.14            7.14            7.15
             99-24                     7.10            7.10            7.10            7.11            7.11            7.11
             99-28                     7.07            7.07            7.07            7.08            7.08            7.08
            100-00                     7.04            7.04            7.04            7.05            7.05            7.05
            100-04                     7.01            7.01            7.01            7.02            7.02            7.02
            100-08                     6.98            6.98            6.99            6.99            6.99            6.99
            100-12                     6.95            6.95            6.96            6.96            6.96            6.96
            100-16                     6.92            6.92            6.93            6.93            6.93            6.93
            100-20                     6.89            6.90            6.90            6.90            6.90            6.90
            100-24                     6.86            6.87            6.87            6.87            6.88            6.87
            100-28                     6.84            6.84            6.84            6.84            6.85            6.84
            101-00                     6.81            6.81            6.81            6.81            6.82            6.81
WAL (YRS)                              5.50            5.48            5.45            5.41            5.36            5.24
Mod Dur                                4.28            4.27            4.25            4.22            4.19            4.11
First Prin Date                     12/20/1999      12/20/1999      12/20/1999      12/20/1999      12/20/1999      12/20/1999
Final Prin Date                     01/20/2008      01/20/2008      01/20/2008      12/20/2007      12/20/2007      07/20/2007
Prin Window                             98              98              98              97              97              92

          ASSUMPTIONS                         MONEY MARKET CURVE AS OF 10/29/99    TREASURY CURVE AS OF 10/29/99
          -----------                         ---------------------------------    -----------------------------
1% Cleanup Call is Not Exercised              TERM (YRS)        YIELD (BEY%)       TERM (YRS)       YIELD (BEY%)
--------------------------------              ----------        ------------       ----------       ------------
Initial Balance is calculated using the
  projected Unpaid Principal Balance
  as of Nov 10, 1999                            1/12                4.700             1/4              5.080
Prepay Rates are a Constant % of CPR            1/4                 5.150             1/2              5.260
100% of All Prepayment Premiums are
  assumed to be collected                       1/2                 5.600              1               5.410
Prepayment Premiums are allocated to
  one or more classes of the offered             1                  5.650              2               5.780
  certificates as described in the
  prospectus using the Discount Rate             2                  5.950              5               5.940
  Fraction Method
   (see Prospectus or Example in Term Sheet)     5                  6.300             10               6.020
No Extensions on any Mortgage Loan                                                    30               6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

Class: A-2C

Security ID:                    NationsLink 99-2                     Initial Balance:                    114,048,463
Settlement Date:                      11/30/1999                     Initial Pass-Through Rate:              7.2310%
Accrual Start Date:                    11/1/1999                     Coupon Type:                           Fixed (1)
First Pay Date:                       12/20/1999                     (1) Pass-Through Rate will
                                                                     not exceed the weighted
                                                                     average Net Mortgage Rate.

Prepayment (CPR)                      Scenario 1     Scenario 2     Scenario 3      Scenario 4      Scenario 5     Scenario 6
----------------                      ----------     ----------     ----------      ----------      ----------     ----------
Portfolio Mortgage Loans
During YM                               6.00%          6.00%           6.00%           6.00%           6.00%           6.00%
During Open/Fixed Penalty               0.00%         10.00%          25.00%          50.00%          75.00%         100.00%
Conduit Mortgage Loans
During YM                               0.00%          0.00%           0.00%           0.00%           0.00%           0.00%
During Open/Fixed Penalty               0.00%         10.00%          25.00%          50.00%          75.00%         100.00%

                                      Scenario 1     Scenario 2     Scenario 3      Scenario 4      Scenario 5     Scenario 6
                                      ----------     ----------     ----------      ----------      ----------     ----------
             99-00                      7.44            7.44            7.44            7.44            7.44            7.44
             99-04                      7.42            7.42            7.42            7.42            7.42            7.42
             99-08                      7.40            7.40            7.40            7.40            7.40            7.40
             99-12                      7.38            7.38            7.38            7.38            7.38            7.38
             99-16                      7.36            7.36            7.36            7.36            7.36            7.36
             99-20                      7.34            7.34            7.34            7.34            7.34            7.34
             99-24                      7.32            7.32            7.32            7.32            7.32            7.32
             99-28                      7.30            7.30            7.30            7.30            7.30            7.30
            100-00                      7.28            7.28            7.28            7.28            7.28            7.28
            100-04                      7.26            7.26            7.26            7.26            7.26            7.26
            100-08                      7.24            7.24            7.24            7.24            7.24            7.24
            100-12                      7.22            7.22            7.22            7.22            7.22            7.21
            100-16                      7.20            7.20            7.20            7.20            7.20            7.19
            100-20                      7.18            7.18            7.18            7.18            7.18            7.17
            100-24                      7.16            7.16            7.16            7.16            7.16            7.15
            100-28                      7.14            7.14            7.14            7.14            7.14            7.13
            101-00                      7.12            7.12            7.12            7.12            7.12            7.11
WAL (Yrs)                               8.59            8.58            8.56            8.53            8.49            8.24
Mod Dur                                 6.19            6.18            6.17            6.16            6.13            6.00
First Prin Date                      01/20/2008      01/20/2008      01/20/2008      12/20/2007      12/20/2007      07/20/2007
Final Prin Date                      10/20/2008      09/20/2008      09/20/2008      09/20/2008      09/20/2008      06/20/2008
Prin Window                               10             9               9               10              10              12

          Assumptions                              Money Market Curve as of 10/29/99   Treasury Curve as of 10/29/99
          -----------                              ---------------------------------   -----------------------------
1% Cleanup Call is Not Exercised                       Term (Yrs)    Yield (BEY%)        Term (Yrs)    Yield (BEY%)
--------------------------------                       ----------    ------------        ----------    ------------
Initial Balance is calculated using the
  projected Unpaid Principal Balance as
  of Nov 10, 1999                                         1/12          4.700               1/4          5.080
Prepay Rates are a Constant % of CPR                      1/4           5.150               1/2          5.260
100% of All Prepayment Premiums are
  assumed to be collected                                 1/2           5.600                1           5.410
Prepayment Premiums are allocated to
  one or more classes                                       1           5.650                2           5.780
  of the offered certificates as described
  in the prospectus using                                   2           5.950                5           5.940
  the Discount Rate Fraction Method (see
  Prospectus or Example in Term Sheet)                      5           6.300               10           6.020
No Extensions on any Mortgage Loan                                                          30           6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: B

Security ID:                    NationsLink 99-2                     Initial Balance:                    56,107,669
Settlement Date:                      11/30/1999                     Initial Pass-Through Rate:             7.6626%
Accrual Start Date:                    11/1/1999                     Coupon Type:                          Fixed (1)
First Pay Date:                       12/20/1999                     (1) Pass-Through Rate will
                                                                     not exceed the weighted
                                                                     average Net Mortgage Rate.

Prepayment (CPR)                      Scenario 1     Scenario 2     Scenario 3      Scenario 4      Scenario 5     Scenario 6
----------------                      ----------     ----------     ----------      ----------      ----------     ----------
Portfolio Mortgage Loans
During YM                              6.00%          6.00%           6.00%           6.00%           6.00%           6.00%
During Open/Fixed Penalty              0.00%         10.00%          25.00%          50.00%          75.00%         100.00%
CONDUIT MORTGAGE LOANS
During YM                              0.00%          0.00%           0.00%           0.00%           0.00%           0.00%
During Open/Fixed Penalty              0.00%         10.00%          25.00%          50.00%          75.00%         100.00%

                                      Scenario 1     Scenario 2     Scenario 3      Scenario 4      Scenario 5     Scenario 6
                                      ----------     ----------     ----------      ----------      ----------     ----------
             99-00                     7.66            7.66            7.66            7.66            7.66            7.67
             99-04                     7.64            7.64            7.64            7.64            7.64            7.65
             99-08                     7.62            7.62            7.62            7.62            7.62            7.62
             99-12                     7.60            7.60            7.60            7.60            7.60            7.60
             99-16                     7.58            7.58            7.58            7.58            7.58            7.58
             99-20                     7.56            7.56            7.56            7.56            7.56            7.56
             99-24                     7.54            7.54            7.54            7.54            7.54            7.54
             99-28                     7.52            7.52            7.52            7.52            7.52            7.52
            100-00                     7.50            7.50            7.50            7.50            7.50            7.50
            100-04                     7.48            7.48            7.48            7.48            7.48            7.48
            100-08                     7.46            7.46            7.46            7.46            7.46            7.46
            100-12                     7.44            7.44            7.44            7.44            7.44            7.44
            100-16                     7.42            7.42            7.42            7.42            7.42            7.42
            100-20                     7.40            7.40            7.40            7.40            7.40            7.40
            100-24                     7.38            7.38            7.38            7.38            7.38            7.38
            100-28                     7.37            7.37            7.37            7.37            7.37            7.36
            101-00                     7.35            7.35            7.35            7.35            7.35            7.34
WAL (YRS)                              8.90            8.90            8.90            8.89            8.88            8.70
Mod Dur                                6.28            6.28            6.28            6.28            6.27            6.18
First Prin Date                    10/20/2008      10/20/2008      10/20/2008      10/20/2008      09/20/2008      07/20/2008
Final Prin Date                    11/20/2008      11/20/2008      11/20/2008      11/20/2008      10/20/2008      09/20/2008
Prin Window                             2               2               2               2               2               3

          ASSUMPTIONS                                       MONEY MARKET CURVE AS OF 10/29/99    TREASURY CURVE AS OF 10/29/99
          -----------                                       ---------------------------------    -----------------------------
1% Cleanup Call is Not Exercised                                TERM (YRS)    YIELD (BEY%)        TERM (YRS)    YIELD (BEY%)
--------------------------------                                ----------    ------------        ----------    ------------
Initial Balance is calculated using the
   projected Unpaid Principal Balance
   as of Nov 10, 1999                                              1/12          4.700               1/4          5.080
Prepay Rates are a Constant % of CPR                               1/4           5.150               1/2          5.260
100% of All Prepayment Premiums are
   assumed to be collected                                         1/2           5.600                 1          5.410
Prepayment Premiums are allocated to
   one or more classes                                               1           5.650                 2          5.780
   of the offered certificates as described
   in the prospectus using                                           2           5.950                 5          5.940
   the Discount Rate Fraction Method
   (see Prospectus or Example in Term Sheet)                         5           6.300                10          6.020
No Extensions on any Mortgage Loan                                                                    30          6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: C

Security ID:                    NationsLink 99-2                     Initial Balance:                     44,886,135
Settlement Date:                      11/30/1999                     Initial Pass-Through Rate:              7.6626%
Accrual Start Date:                    11/1/1999                     Coupon Type:                                WAC
First Pay Date:                       12/20/1999

PREPAYMENT (CPR)                   SCENARIO 1     SCENARIO 2      SCENARIO 3     SCENARIO 4      SCENARIO 5      SCENARIO 6
----------------                   ----------     ----------      ----------     ----------      ----------      ----------
Portfolio Mortgage Loans
During YM                            6.00%          6.00%           6.00%           6.00%           6.00%           6.00%
During Open/Fixed Penalty            0.00%         10.00%          25.00%          50.00%          75.00%         100.00%
CONDUIT MORTGAGE LOANS
During YM                            0.00%          0.00%           0.00%           0.00%           0.00%           0.00%
During Open/Fixed Penalty            0.00%         10.00%          25.00%          50.00%          75.00%         100.00%

                                   SCENARIO 1     SCENARIO 2      SCENARIO 3     SCENARIO 4      SCENARIO 5      SCENARIO 6
                                   ----------     ----------      ----------     ----------      ----------      ----------
             98-08                   7.89            7.89            7.89            7.89            7.89            7.89
             98-12                   7.87            7.87            7.87            7.87            7.87            7.87
             98-16                   7.85            7.85            7.85            7.85            7.85            7.85
             98-20                   7.83            7.83            7.83            7.83            7.83            7.83
             98-24                   7.81            7.81            7.81            7.81            7.81            7.81
             98-28                   7.79            7.79            7.79            7.79            7.79            7.79
             99-00                   7.77            7.77            7.77            7.77            7.77            7.77
             99-04                   7.75            7.75            7.75            7.75            7.75            7.75
             99-08                   7.73            7.73            7.73            7.73            7.73            7.73
             99-12                   7.71            7.71            7.71            7.71            7.71            7.71
             99-16                   7.69            7.69            7.69            7.69            7.69            7.69
             99-20                   7.67            7.67            7.67            7.67            7.67            7.67
             99-24                   7.65            7.65            7.65            7.65            7.65            7.65
             99-28                   7.63            7.63            7.63            7.63            7.63            7.63
            100-00                   7.61            7.61            7.61            7.61            7.61            7.61
            100-04                   7.59            7.59            7.59            7.59            7.59            7.59
            100-08                   7.57            7.57            7.57            7.57            7.57            7.57
WAL (YRS)                            9.05            9.05            9.04            9.02            9.00            8.88
Mod Dur                              6.30            6.30            6.29            6.29            6.28            6.22
First Prin Date                  11/20/2008      11/20/2008      11/20/2008      11/20/2008      10/20/2008      09/20/2008
Final Prin Date                  01/20/2009      01/20/2009      01/20/2009      01/20/2009      12/20/2008      11/20/2008
Prin Window                           3               3               3               3               3               3

          ASSUMPTIONS                           MONEY MARKET CURVE AS OF 10/29/99                 TREASURY CURVE AS OF 10/29/99
          -----------                           ---------------------------------                 -----------------------------
1% Cleanup Call is Not Exercised                TERM (YRS)            YIELD (BEY%)             TERM (YRS)             YIELD (BEY%)
--------------------------------                ----------            ------------             ----------             ------------
Initial Balance is calculated using the
  projected Unpaid Principal Balance
  as of Nov 10, 1999                               1/12                   4.700                    1/4                    5.080
Prepay Rates are a Constant % of CPR               1/4                    5.150                    1/2                    5.260
100% of All Prepayment Premiums are
  assumed to be collected                          1/2                    5.600                     1                     5.410
Prepayment Premiums are allocated
  to one or more classes                            1                     5.650                     2                     5.780
  of the offered certificates as described
  in the prospectus using                           2                     5.950                     5                     5.940
  the Discount Rate Fraction Method
  (see Prospectus or Example in Term Sheet)         5                     6.300                    10                     6.020
No Extensions on any Mortgage Loan                                                                 30                     6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: D

Security ID:                    NationsLink 99-2                     Initial Balance:                     67,329,203
Settlement Date:                      11/30/99                       Initial Pass-Through Rate:              7.6626%
Accrual Start Date:                    11/1/99                       Coupon Type:                                WAC
First Pay Date:                       12/20/99

PREPAYMENT (CPR)                      SCENARIO 1     SCENARIO 2      SCENARIO 3      SCENARIO 4      SCENARIO 5      SCENARIO 6
----------------                      ----------     ----------      ----------      ----------      ----------      ----------
Portfolio Mortgage Loans
During YM                               6.00%          6.00%           6.00%           6.00%           6.00%           6.00%
During Open/Fixed Penalty               0.00%         10.00%          25.00%          50.00%          75.00%         100.00%
CONDUIT MORTGAGE LOANS
During YM                               0.00%          0.00%           0.00%           0.00%           0.00%           0.00%
During Open/Fixed Penalty               0.00%         10.00%          25.00%          50.00%          75.00%         100.00%


                                      SCENARIO 1      SCENARIO 2      SCENARIO 3      SCENARIO 4      SCENARIO 5     SCENARIO 6
                                      ----------      ----------      ----------      ----------      ----------     ----------
             94-22                      8.47            8.47            8.47            8.47            8.47            8.48
             94-26                      8.45            8.45            8.45            8.45            8.45            8.46
             94-30                      8.43            8.43            8.43            8.43            8.42            8.44
             95-02                      8.41            8.41            8.41            8.40            8.40            8.41
             95-06                      8.39            8.39            8.39            8.38            8.38            8.39
             95-10                      8.37            8.37            8.36            8.36            8.36            8.37
             95-14                      8.35            8.35            8.34            8.34            8.34            8.35
             95-18                      8.33            8.32            8.32            8.32            8.32            8.33
             95-22                      8.31            8.30            8.30            8.30            8.30            8.31
             95-26                      8.29            8.28            8.28            8.28            8.28            8.29
             95-30                      8.26            8.26            8.26            8.26            8.26            8.27
             96-02                      8.24            8.24            8.24            8.24            8.24            8.25
             96-06                      8.22            8.22            8.22            8.22            8.22            8.23
             96-10                      8.20            8.20            8.20            8.20            8.20            8.20
             96-14                      8.18            8.18            8.18            8.18            8.18            8.18
             96-18                      8.16            8.16            8.16            8.16            8.16            8.16
             96-22                      8.14            8.14            8.14            8.14            8.14            8.14
WAL (YRS)                               9.14            9.14            9.14            9.14            9.13            8.99
Mod Dur                                 6.27            6.27            6.27            6.27            6.27            6.20
First Prin Date                     01/20/2009      01/20/2009      01/20/2009      01/20/2009      12/20/2008      11/20/2008
Final Prin Date                     02/20/2009      02/20/2009      02/20/2009      01/20/2009      01/20/2009      12/20/2008
Prin Window                              2               2               2               1               2               2

          ASSUMPTIONS                          MONEY MARKET CURVE AS OF 10/29/99                 TREASURY CURVE AS OF 10/29/99
          -----------                          ---------------------------------                 -----------------------------
1% Cleanup Call is Not Exercised               TERM (YRS)            YIELD (BEY%)             TERM (YRS)             YIELD (BEY%)
--------------------------------               ----------            ------------             ----------             ------------
Initial Balance is calculated using the
  projected Unpaid Principal Balance as
  of Nov 10, 1999                                 1/12                   4.700                    1/4                    5.080
Prepay Rates are a Constant % of CPR              1/4                    5.150                    1/2                    5.260
100% of All Prepayment Premiums are
  assumed to be collected                         1/2                    5.600                     1                     5.410
Prepayment Premiums are allocated to
  one or more classes                              1                     5.650                     2                     5.780
  of the offered certificates as
  described in the prospectus using                2                     5.950                     5                     5.940
  the Discount Rate Fraction Method
  (see Prospectus or Example in Term Sheet)        5                     6.300                    10                     6.020
No Extensions on any Mortgage Loan                                                                30                     6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                               [LOGO]

CLASS: A-2

Security ID:                    NationsLink 99-2                     Initial Balance:                     84,648,789
Settlement Date:                      11/30/1999                     Initial Pass-Through Rate:              6.9200%
Accrual Start Date:                    11/1/1999                     Coupon Type:                              Fixed
First Pay Date:                       12/20/1999

PREPAYMENT (CPR)                 SCENARIO 1    SCENARIO 2   SCENARIO 3   SCENARIO 4  SCENARIO 5    SCENARIO 6    SCENARIO 7
----------------                 ----------    ----------   ----------   ----------  ----------    ----------    ----------
Portfolio Mortgage Loans
During YM                           0.00%        3.00%        6.00%        9.00%       12.00%        15.00%        20.00%
During Open/Fixed Penalty           0.00%        3.00%        6.00%        9.00%       12.00%        15.00%        20.00%
CONDUIT MORTGAGE LOANS
During YM                           0.00%        0.00%        0.00%        0.00%        0.00%         0.00%         0.00%
During Open/Fixed Penalty           0.00%        0.00%        0.00%        0.00%        0.00%         0.00%         0.00%

                                 SCENARIO 1    SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5    SCENARIO 6    SCENARIO 6
                                 ----------    ----------   ----------   ----------   ----------    ----------    ----------
             99-16                  7.05         7.17         7.29         7.50         7.74          7.94          8.13
             99-18                  7.04         7.16         7.27         7.47         7.70          7.90          8.08
             99-20                  7.02         7.14         7.25         7.44         7.67          7.86          8.04
             99-22                  7.01         7.12         7.23         7.42         7.64          7.83          7.99
             99-24                  6.99         7.10         7.20         7.39         7.61          7.79          7.95
             99-26                  6.98         7.08         7.18         7.36         7.58          7.75          7.91
             99-28                  6.96         7.06         7.16         7.34         7.55          7.72          7.86
             99-30                  6.95         7.05         7.13         7.31         7.52          7.68          7.82
            100-00                  6.93         7.03         7.11         7.28         7.49          7.65          7.77
            100-02                  6.92         7.01         7.09         7.26         7.45          7.61          7.73
            100-04                  6.90         6.99         7.07         7.23         7.42          7.57          7.69
            100-06                  6.89         6.97         7.04         7.20         7.39          7.54          7.64
            100-08                  6.88         6.95         7.02         7.18         7.36          7.50          7.60
            100-10                  6.86         6.94         7.00         7.15         7.33          7.47          7.55
            100-12                  6.85         6.92         6.98         7.12         7.30          7.43          7.51
            100-14                  6.83         6.90         6.95         7.10         7.27          7.39          7.47
            100-16                  6.82         6.88         6.93         7.07         7.24          7.36          7.42
WAL (YRS)                           5.19         4.02         3.15         2.65         2.23          1.91          1.55
Mod Dur                             4.22         3.38         2.73         2.34         1.99          1.72          1.42
First Prin Date                 04/20/2004    11/20/2002   07/20/2002   11/20/2001   08/20/2001    05/20/2001    02/20/2001
Final Prin Date                 09/20/2005    11/20/2004   10/20/2003   01/20/2003   09/20/2002    04/20/2002    10/20/2001
Prin Window                         18            25           16           15           14            12            9

          ASSUMPTIONS                             MONEY MARKET CURVE AS OF 10/29/99                 TREASURY CURVE AS OF 10/29/99
          -----------                             ---------------------------------                 -----------------------------
1% Cleanup Call is Not Exercised                 TERM (YRS)             YIELD (BEY%)             TERM (YRS)             YIELD (BEY%)
--------------------------------                 ----------             ------------             ----------             ------------
Initial Balance is calculated using
  the projected Unpaid Principal Balance
  as of Nov 10, 1999                                 1/12                   4.700                    1/4                    5.080
Prepay Rates are a Constant % of CPR                 1/4                    5.150                    1/2                    5.260
100% of All Prepayment Premiums are
  assumed to be collected                            1/2                    5.600                     1                     5.410
Prepayment Premiums are allocated to
  one or more classes                                 1                     5.650                     2                     5.780
  of the offered certificates as
  described in the prospectus using                   2                     5.950                     5                     5.940
  the Discount Rate Fraction Method
  (see Prospectus or Example in Term Sheet)           5                     6.300                    10                     6.020
No Extensions on any Mortgage Loan                                                                   30                     6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: A-3

Security ID:                    NationsLink 99-2                     Initial Balance:                    232,000,439
Settlement Date:                      11/30/1999                     Initial Pass-Through Rate:              7.1940%
Accrual Start Date:                    11/1/1999                     Coupon Type:                           Fixed (1)
First Pay Date:                       12/20/1999                     (1) Pass-Through Rate will
                                                                     not exceed the weighted
                                                                     average Net Mortgage Rate.

PREPAYMENT (CPR)                  SCENARIO 1    SCENARIO 2    SCENARIO 3    SCENARIO 4   SCENARIO 5    SCENARIO 6    SCENARIO 7
----------------                  ----------    ----------    ----------    ----------   ----------    ----------    ----------
Portfolio Mortgage Loans
During YM                           0.00%         3.00%         6.00%         9.00%        12.00%        15.00%        20.00%
During Open/Fixed Penalty           0.00%         3.00%         6.00%         9.00%        12.00%        15.00%        20.00%
CONDUIT MORTGAGE LOANS
During YM                           0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
During Open/Fixed Penalty           0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%


                                  SCENARIO 1    SCENARIO 2    SCENARIO 3    SCENARIO 4    SCENARIO 5    SCENARIO 6    SCENARIO 6
                                  ----------    ----------    ----------    ----------    ----------    ----------    ----------
             99-16                  7.33          7.34          7.38          7.45          7.52          7.62          7.86
             99-18                  7.31          7.33          7.37          7.44          7.50          7.61          7.84
             99-20                  7.30          7.32          7.35          7.42          7.49          7.59          7.82
             99-22                  7.29          7.30          7.34          7.41          7.47          7.57          7.80
             99-24                  7.28          7.29          7.33          7.39          7.45          7.55          7.77
             99-26                  7.26          7.28          7.31          7.38          7.44          7.53          7.75
             99-28                  7.25          7.26          7.30          7.36          7.42          7.52          7.73
             99-30                  7.24          7.25          7.29          7.35          7.40          7.50          7.71
            100-00                  7.23          7.24          7.27          7.33          7.39          7.48          7.69
            100-02                  7.22          7.22          7.26          7.32          7.37          7.46          7.66
            100-04                  7.20          7.21          7.24          7.30          7.35          7.44          7.64
            100-06                  7.19          7.20          7.23          7.29          7.34          7.42          7.62
            100-08                  7.18          7.19          7.22          7.27          7.32          7.41          7.60
            100-10                  7.17          7.17          7.20          7.26          7.30          7.39          7.58
            100-12                  7.15          7.16          7.19          7.24          7.29          7.37          7.56
            100-14                  7.14          7.15          7.18          7.23          7.27          7.35          7.54
            100-16                  7.13          7.13          7.16          7.21          7.26          7.33          7.51
WAL (YRS)                           6.55          6.16          5.70          5.15          4.62          4.13          3.39
Mod Dur                             5.05          4.81          4.51          4.13          3.76          3.42          2.87
First Prin Date                  09/20/2005    11/20/2004    10/20/2003    01/20/2003    09/20/2002    04/20/2002    10/20/2001
Final Prin Date                  09/20/2007    03/20/2007    12/20/2006    06/20/2006    03/20/2006    12/20/2005    05/20/2005
Prin Window                          25            29            39            42            43            45            44

          ASSUMPTIONS                            MONEY MARKET CURVE AS OF 10/29/99                 TREASURY CURVE AS OF 10/29/99
          -----------                            ---------------------------------                 -----------------------------
1% Cleanup Call is Not Exercised                TERM (YRS)             YIELD (BEY%)             TERM (YRS)             YIELD (BEY%)
--------------------------------                ----------             ------------             ----------             ------------
Initial Balance is calculated using
  the projected Unpaid Principal
  Balance as of Nov 10, 1999                       1/12                    4.700                    1/4                    5.080
Prepay Rates are a Constant % of CPR                1/4                    5.150                    1/2                    5.260
100% of All Prepayment Premiums are
  assumed to be collected                           1/2                    5.600                     1                     5.410
Prepayment Premiums are allocated to
  one or more classes                                1                     5.650                     2                     5.780
  of the offered certificates as
  described in the prospectus using                  2                     5.950                     5                     5.940
  the Discount Rate Fraction Method
  (see Prospectus or Example in Term Sheet)          5                     6.300                    10                     6.020
No Extensions on any Mortgage Loan                                                                  30                     6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: A-2

Security ID:                    NationsLink 99-2                     Initial Balance:                84,648,789
Settlement Date:                  11/30/1999                         Initial Pass-Through Rate:         6.9200%
Accrual Start Date:                11/1/1999                         Coupon Type:                         Fixed
First Pay Date:                   12/20/1999

PREPAYMENT (CPR)                  SCENARIO 1
----------------                  ----------
PORTFOLIO MORTGAGE LOANS
During YM                            0.00%
During Open/Fixed Penalty            0.00%
CONDUIT MORTGAGE LOANS
During YM                            0.00%
During Open/Fixed Penalty            0.00%

  Period Number         Pay Date              End Balance        Interest Payment         Principal Payment     Yield Maintenance
  -------------         --------              -----------        ----------------         -----------------     -----------------
        1              12/20/1999            84,648,789.00          488,141.35                    0                     0
        2               1/20/2000            84,648,789.00          488,141.35                    0                     0
        3               2/20/2000            84,648,789.00          488,141.35                    0                     0
        4               3/20/2000            84,648,789.00          488,141.35                    0                     0
        5               4/20/2000            84,648,789.00          488,141.35                    0                     0
        6               5/20/2000            84,648,789.00          488,141.35                    0                     0
        7               6/20/2000            84,648,789.00          488,141.35                    0                     0
        8               7/20/2000            84,648,789.00          488,141.35                    0                     0
        9               8/20/2000            84,648,789.00          488,141.35                    0                     0
       10               9/20/2000            84,648,789.00          488,141.35                    0                     0
       11              10/20/2000            84,648,789.00          488,141.35                    0                     0
       12              11/20/2000            84,648,789.00          488,141.35                    0                     0
       13              12/20/2000            84,648,789.00          488,141.35                    0                     0
       14               1/20/2001            84,648,789.00          488,141.35                    0                     0
       15               2/20/2001            84,648,789.00          488,141.35                    0                     0
       16               3/20/2001            84,648,789.00          488,141.35                    0                     0
       17               4/20/2001            84,648,789.00          488,141.35                    0                     0
       18               5/20/2001            84,648,789.00          488,141.35                    0                     0
       19               6/20/2001            84,648,789.00          488,141.35                    0                     0
       20               7/20/2001            84,648,789.00          488,141.35                    0                     0
       21               8/20/2001            84,648,789.00          488,141.35                    0                     0
       22               9/20/2001            84,648,789.00          488,141.35                    0                     0
       23              10/20/2001            84,648,789.00          488,141.35                    0                     0
       24              11/20/2001            84,648,789.00          488,141.35                    0                     0
       25              12/20/2001            84,648,789.00          488,141.35                    0                     0
       26               1/20/2002            84,648,789.00          488,141.35                    0                     0
       27               2/20/2002            84,648,789.00          488,141.35                    0                     0
       28               3/20/2002            84,648,789.00          488,141.35                    0                     0
       29               4/20/2002            84,648,789.00          488,141.35                    0                     0
       30               5/20/2002            84,648,789.00          488,141.35                    0                     0
       31               6/20/2002            84,648,789.00          488,141.35                    0                     0
       32               7/20/2002            84,648,789.00          488,141.35                    0                     0
       33               8/20/2002            84,648,789.00          488,141.35                    0                     0
       34               9/20/2002            84,648,789.00          488,141.35                    0                     0
       35              10/20/2002            84,648,789.00          488,141.35                    0                     0
       36              11/20/2002            84,648,789.00          488,141.35                    0                     0
       37              12/20/2002            84,648,789.00          488,141.35                    0                     0
       38               1/20/2003            84,648,789.00          488,141.35                    0                     0
       39               2/20/2003            84,648,789.00          488,141.35                    0                     0
       40               3/20/2003            84,648,789.00          488,141.35                    0                     0
       41               4/20/2003            84,648,789.00          488,141.35                    0                     0
       42               5/20/2003            84,648,789.00          488,141.35                    0                     0
       43               6/20/2003            84,648,789.00          488,141.35                    0                     0
       44               7/20/2003            84,648,789.00          488,141.35                    0                     0
       45               8/20/2003            84,648,789.00          488,141.35                    0                     0
       46               9/20/2003            84,648,789.00          488,141.35                    0                     0
       47              10/20/2003            84,648,789.00          488,141.35                    0                     0
       48              11/20/2003            84,648,789.00          488,141.35                    0                     0
       49              12/20/2003            84,648,789.00          488,141.35                    0                     0
       50               1/20/2004            84,648,789.00          488,141.35                    0                     0
       51               2/20/2004            84,648,789.00          488,141.35                    0                     0
       52               3/20/2004            84,648,789.00          488,141.35                    0                     0
       53               4/20/2004            84,459,309.13          488,141.35           189,479.87                     0
       54               5/20/2004            83,215,317.19          487,048.68         1,243,991.94                     0
       55               6/20/2004            80,281,753.57          479,875.00         2,933,563.61                     0
       56               7/20/2004            79,029,843.21          462,958.11         1,251,910.36                     0
       57               8/20/2004            71,129,831.56          455,738.76         7,900,011.65                     0
       58               9/20/2004            63,383,154.24          410,182.03         7,746,677.31                     0
       59              10/20/2004            59,096,143.29          365,509.52         4,287,010.95                     0
       60              11/20/2004            51,957,347.96          340,787.76         7,138,795.33                     0
       61              12/20/2004            45,416,330.92          299,620.71         6,541,017.04                     0
       62               1/20/2005            36,212,720.43          261,900.84         9,203,610.49                     0
       63               2/20/2005            33,730,746.96          208,826.69         2,481,973.47                     0
       64               3/20/2005            30,792,099.65          194,513.97         2,938,647.32                     0
       65               4/20/2005            28,384,885.77          177,567.77         2,407,213.88                     0
       66               5/20/2005            23,861,111.66          163,686.17         4,523,774.11                     0
       67               6/20/2005            21,273,324.08          137,599.08         2,587,787.58                     0
       68               7/20/2005            15,498,289.30          122,676.17         5,775,034.78                     0
       69               8/20/2005             1,902,210.03           89,373.47        13,596,079.27                     0
       70               9/20/2005                     0.00           10,969.41         1,902,210.03                     0

       ASSUMPTIONS                                        MONEY MARKET CURVE AS OF 10/29/99         TREASURY CURVE AS OF 10/29/99
       -----------                                        ---------------------------------         -----------------------------
1% Cleanup Call is Not Exercised                           TERM (YRS)          YIELD (BEY%)          TERM (YRS)        YIELD (BEY%)
--------------------------------                           ----------          ------------          ----------        ------------
Initial Balance is calculated using
 the projected Unpaid Principal
 Balance as of Nov 1999                                        1/12               4.700                  1/4               5.080
Prepay Rates are a Constant % of CPR                           1/4                5.150                  1/2               5.260
100% of All Prepayment Premiums are
  assumed to be collected                                      1/2                5.600                   1                5.410
Prepayment Premiums are allocated to
  one or more classes                                           1                 5.650                   2                5.780
  of the offered certificates as
  described in the prospectus using                             2                 5.950                   5                5.940
  the Discount Rate Fraction Method
  (see Prospectus or Example in Term Sheet)                     5                 6.300                  10                6.020
No Extensions on any Mortgage Loan                                                                       30                6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: A-2

Security ID:                    NationsLink 99-2                     Initial Balance:                84,648,789
Settlement Date:                   11/30/99                          Initial Pass-Through Rate:         6.9200%
Accrual Start Date:                11/1/99                           Coupon Type:                         Fixed
First Pay Date:                    12/20/99

PREPAYMENT (CPR)                   SCENARIO 1
----------------                   ----------
PORTFOLIO MORTGAGE LOANS
During YM                            3.00%
During Open/Fixed Penalty            3.00%
CONDUIT MORTGAGE LOANS
During YM                            0.00%
During Open/Fixed Penalty            0.00%

Period Number             Pay Date              End Balance        Interest Payment          Principal Payment     Yield Maintenance
-------------             --------              -----------        ----------------          -----------------     -----------------
     1                   12/20/99              84,648,789.00          488,141.35                    0                     0
     2                    1/20/00              84,648,789.00          488,141.35                    0                     0
     3                    2/20/00              84,648,789.00          488,141.35                    0                     0
     4                    3/20/00              84,648,789.00          488,141.35                    0                     0
     5                    4/20/00              84,648,789.00          488,141.35                    0                     0
     6                    5/20/00              84,648,789.00          488,141.35                    0                     0
     7                    6/20/00              84,648,789.00          488,141.35                    0                     0
     8                    7/20/00              84,648,789.00          488,141.35                    0                     0
     9                    8/20/00              84,648,789.00          488,141.35                    0                     0
    10                    9/20/00              84,648,789.00          488,141.35                    0                     0
    11                   10/20/00              84,648,789.00          488,141.35                    0                     0
    12                   11/20/00              84,648,789.00          488,141.35                    0                     0
    13                   12/20/00              84,648,789.00          488,141.35                    0                     0
    14                    1/20/01              84,648,789.00          488,141.35                    0                     0
    15                    2/20/01              84,648,789.00          488,141.35                    0                     0
    16                    3/20/01              84,648,789.00          488,141.35                    0                     0
    17                    4/20/01              84,648,789.00          488,141.35                    0                     0
    18                    5/20/01              84,648,789.00          488,141.35                    0                     0
    19                    6/20/01              84,648,789.00          488,141.35                    0                     0
    20                    7/20/01              84,648,789.00          488,141.35                    0                     0
    21                    8/20/01              84,648,789.00          488,141.35                    0                     0
    22                    9/20/01              84,648,789.00          488,141.35                    0                     0
    23                   10/20/01              84,648,789.00          488,141.35                    0                     0
    24                   11/20/01              84,648,789.00          488,141.35                    0                     0
    25                   12/20/01              84,648,789.00          488,141.35                    0                     0
    26                    1/20/02              84,648,789.00          488,141.35                    0                     0
    27                    2/20/02              84,648,789.00          488,141.35                    0                     0
    28                    3/20/02              84,648,789.00          488,141.35                    0                     0
    29                    4/20/02              84,648,789.00          488,141.35                    0                     0
    30                    5/20/02              84,648,789.00          488,141.35                    0                     0
    31                    6/20/02              84,648,789.00          488,141.35                    0                     0
    32                    7/20/02              84,648,789.00          488,141.35                    0                     0
    33                    8/20/02              84,648,789.00          488,141.35                    0                     0
    34                    9/20/02              84,648,789.00          488,141.35                    0                     0
    35                   10/20/02              84,648,789.00          488,141.35                    0                     0
    36                   11/20/02              83,764,654.49          488,141.35           884,134.51              1,714.90
    37                   12/20/02              79,988,627.96          483,042.84         3,776,026.52             23,583.62
    38                    1/20/03              69,018,184.53          461,267.75        10,970,443.43             23,086.32
    39                    2/20/03              66,914,413.91          398,004.86         2,103,770.62             22,630.62
    40                    3/20/03              63,189,599.31          385,873.12         3,724,814.59             22,173.32
    41                    4/20/03              61,099,271.75          364,393.36         2,090,327.56             21,710.76
    42                    5/20/03              59,002,302.24          352,339.13         2,096,969.51             21,230.60
    43                    6/20/03              56,913,284.74          340,246.61         2,089,017.50             20,757.27
    44                    7/20/03              54,817,651.96          328,199.94         2,095,632.78             20,014.92
    45                    8/20/03              50,064,187.25          316,115.13         4,753,464.71             19,553.82
    46                    9/20/03              46,870,379.22          288,703.48         3,193,808.04             19,105.73
    47                   10/20/03              44,799,821.99          270,285.85         2,070,557.23             18,661.29
    48                   11/20/03              42,736,928.34          258,345.64         2,062,893.65             18,214.14
    49                   12/20/03              40,667,484.46          246,449.62         2,069,443.87             17,772.13
    50                    1/20/04              38,605,588.88          234,515.83         2,061,895.58             17,331.63
    51                    2/20/04              36,544,174.76          222,625.56         2,061,414.12             16,907.98
    52                    3/20/04              32,771,952.49          210,738.07         3,772,222.27             16,471.99
    53                    4/20/04              30,718,997.46          188,984.93         2,052,955.03             15,988.53
    54                    5/20/04              28,688,253.55          177,146.22         2,030,743.91             15,545.46
    55                    6/20/04              25,195,983.52          165,435.60         3,492,270.03             15,098.61
    56                    7/20/04              23,177,863.82          145,296.84         2,018,119.69             14,639.30
    57                    8/20/04              15,415,024.05          133,659.01         7,762,839.78             14,164.46
    58                    9/20/04               7,821,536.25           88,893.31         7,593,487.79             13,697.16
    59                   10/20/04               3,242,731.97           45,104.19         4,578,804.28             13,221.79
    60                   11/20/04                       0.00           18,699.75         3,242,731.97              5,854.67

       ASSUMPTIONS                                MONEY MARKET CURVE AS OF 10/29/99         TREASURY CURVE AS OF 10/29/99
                                                   TERM (YRS)          YIELD (BEY%)          TERM (YRS)        YIELD (BEY%)
--------------------------------                   ----------          ------------          ----------        ------------
1% Cleanup Call is Not Exercised
Initial Balance is calculated using
  the projected Unpaid Principal Balance as
   of Nov 10, 1999                                     1/12               4.700                  1/4               5.080
Prepay Rates are a Constant % of CPR                   1/4                5.150                  1/2               5.260
100% of All Prepayment Premiums are
  assumed to be collected                              1/2                5.600                   1                5.410
Prepayment Premiums are allocated
  to one or more classes                                 1                5.650                   2                5.780
  of the offered certificates as
  described in the prospectus using                      2                5.950                   5                5.940
  the Discount Rate Fraction Method
  (see Prospectus or Example in Term Sheet)              5                6.300                  10                6.020
No Extensions on any Mortgage Loan                                                               30                6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: A-2

Security ID:                    NationsLink 99-2                     Initial Balance:                 84,648,789
Settlement Date:                    11/30/1999                       Initial Pass-Through Rate:          6.9200%
Accrual Start Date:                 11/1/1999                        Coupon Type:                          Fixed
First Pay Date:                     12/20/1999

PREPAYMENT (CPR)                    SCENARIO 1
----------------                    ----------
PORTFOLIO MORTGAGE LOANS
During YM                             4.50%
During Open/Fixed Penalty             4.50%
CONDUIT MORTGAGE LOANS
During YM                             0.00%
During Open/Fixed Penalty             0.00%

Period Number           Pay Date               End Balance        Interest Payment          Principal Payment     Yield Maintenance
-------------           --------               -----------        ----------------          -----------------     -----------------
      1                12/20/1999             84,648,789.00          488,141.35                     0                     0
      2                 1/20/2000             84,648,789.00          488,141.35                     0                     0
      3                 2/20/2000             84,648,789.00          488,141.35                     0                     0
      4                 3/20/2000             84,648,789.00          488,141.35                     0                     0
      5                 4/20/2000             84,648,789.00          488,141.35                     0                     0
      6                 5/20/2000             84,648,789.00          488,141.35                     0                     0
      7                 6/20/2000             84,648,789.00          488,141.35                     0                     0
      8                 7/20/2000             84,648,789.00          488,141.35                     0                     0
      9                 8/20/2000             84,648,789.00          488,141.35                     0                     0
     10                 9/20/2000             84,648,789.00          488,141.35                     0                     0
     11                10/20/2000             84,648,789.00          488,141.35                     0                     0
     12                11/20/2000             84,648,789.00          488,141.35                     0                     0
     13                12/20/2000             84,648,789.00          488,141.35                     0                     0
     14                 1/20/2001             84,648,789.00          488,141.35                     0                     0
     15                 2/20/2001             84,648,789.00          488,141.35                     0                     0
     16                 3/20/2001             84,648,789.00          488,141.35                     0                     0
     17                 4/20/2001             84,648,789.00          488,141.35                     0                     0
     18                 5/20/2001             84,648,789.00          488,141.35                     0                     0
     19                 6/20/2001             84,648,789.00          488,141.35                     0                     0
     20                 7/20/2001             84,648,789.00          488,141.35                     0                     0
     21                 8/20/2001             84,648,789.00          488,141.35                     0                     0
     22                 9/20/2001             84,648,789.00          488,141.35                     0                     0
     23                10/20/2001             84,648,789.00          488,141.35                     0                     0
     24                11/20/2001             84,648,789.00          488,141.35                     0                     0
     25                12/20/2001             84,648,789.00          488,141.35                     0                     0
     26                 1/20/2002             84,648,789.00          488,141.35                     0                     0
     27                 2/20/2002             84,648,789.00          488,141.35                     0                     0
     28                 3/20/2002             84,648,789.00          488,141.35                     0                     0
     29                 4/20/2002             84,648,789.00          488,141.35                     0                     0
     30                 5/20/2002             84,648,789.00          488,141.35                     0                     0
     31                 6/20/2002             84,648,789.00          488,141.35                     0                     0
     32                 7/20/2002             84,648,789.00          488,141.35                     0                     0
     33                 8/20/2002             84,648,789.00          488,141.35                     0                     0
     34                 9/20/2002             84,648,789.00          488,141.35                     0                     0
     35                10/20/2002             76,684,248.63          488,141.35          7,964,540.37             24,376.70
     36                11/20/2002             64,294,368.73          442,212.50         12,389,879.90             34,755.44
     37                12/20/2002             60,167,547.14          370,764.19          4,126,821.58             33,999.89
     38                 1/20/2003             49,202,773.10          346,966.19         10,964,774.04             33,239.74
     39                 2/20/2003             46,694,539.24          283,735.99          2,508,233.86             32,541.33
     40                 3/20/2003             42,653,174.20          269,271.84          4,041,365.03             31,842.38
     41                 4/20/2003             40,171,374.76          245,966.64          2,481,799.44             31,137.65
     42                 5/20/2003             37,689,079.38          231,654.93          2,482,295.38             30,409.49
     43                 6/20/2003             35,220,102.96          217,340.36          2,468,976.41             29,692.92
     44                 7/20/2003             32,750,647.18          203,102.59          2,469,455.78             28,593.85
     45                 8/20/2003             27,780,012.51          188,862.07          4,970,634.67             27,898.85
     46                 9/20/2003             24,290,857.50          160,198.07          3,489,155.01             27,224.14
     47                10/20/2003             21,866,873.80          140,077.28          2,423,983.70             26,556.35
     48                11/20/2003             19,455,764.80          126,098.97          2,411,109.01             25,886.37
     49                12/20/2003             17,044,154.35          112,194.91          2,411,610.45             25,225.40
     50                 1/20/2004             14,645,267.90           98,287.96          2,398,886.45             24,568.24
     51                 2/20/2004             12,252,453.39           84,454.38          2,392,814.51             23,936.59
     52                 3/20/2004              8,266,162.78           70,655.81          3,986,290.61             23,289.09
     53                 4/20/2004              5,894,528.79           47,668.21          2,371,633.99             22,576.21
     54                 5/20/2004              3,549,166.96           33,991.78          2,345,361.83             21,922.08
     55                 6/20/2004                      0.00           20,466.86          3,549,166.96             20,393.98

       ASSUMPTIONS                                MONEY MARKET CURVE AS OF 10/29/99         TREASURY CURVE AS OF 10/29/99
       -----------                                ---------------------------------         -----------------------------
1% Cleanup Call is Not Exercised                  TERM (YRS)          YIELD (BEY%)           TERM (YRS)        YIELD (BEY%)
--------------------------------                  ----------          ------------           ----------        ------------
Initial Balance is calculated using
  the projected Unpaid Principal
  Balance as of Nov 10, 1999                          1/12                4.700                  1/4               5.080
Prepay Rates are a Constant % of CPR                  1/4                 5.150                  1/2               5.260
100% of All Prepayment Premiums are
  assumed to be collected                             1/2                 5.600                   1                5.410
Prepayment Premiums are allocated to
  one or more classes                                  1                  5.650                   2                5.780
  of the offered certificates as
  described in the prospectus using                    2                  5.950                   5                5.940
  the Discount Rate Fraction Method
  (see Prospectus or Example in Term Sheet)            5                  6.300                  10                6.020
No Extensions on any Mortgage Loan                                                               30                6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: A-2

Security ID:                   NationsLink 99-2                                      Initial Balance:                84,648,789
Settlement Date:                           11/30/99                                  Initial Pass-Through Rate:         6.9200%
Accrual Start Date:                        11/1/99                                   Coupon Type:                         Fixed
First Pay Date:                            12/20/99

PREPAYMENT (CPR)                          SCENARIO 1
----------------                          ----------
PORTFOLIO MORTGAGE LOANS
During YM                                   6.00%
During Open/Fixed Penalty                   6.00%
CONDUIT MORTGAGE LOANS
During YM                                   0.00%
During Open/Fixed Penalty                   0.00%

  Period Number            Pay Date          End Balance           Interest Payment      Principal Payment    Yield Maintenance
  -------------            --------          -----------           ----------------      -----------------    -----------------
              1                  12/20/99          84,648,789.00          488,141.35                     0                    0
              2                   1/20/00          84,648,789.00          488,141.35                     0                    0
              3                   2/20/00          84,648,789.00          488,141.35                     0                    0
              4                   3/20/00          84,648,789.00          488,141.35                     0                    0
              5                   4/20/00          84,648,789.00          488,141.35                     0                    0
              6                   5/20/00          84,648,789.00          488,141.35                     0                    0
              7                   6/20/00          84,648,789.00          488,141.35                     0                    0
              8                   7/20/00          84,648,789.00          488,141.35                     0                    0
              9                   8/20/00          84,648,789.00          488,141.35                     0                    0
             10                   9/20/00          84,648,789.00          488,141.35                     0                    0
             11                  10/20/00          84,648,789.00          488,141.35                     0                    0
             12                  11/20/00          84,648,789.00          488,141.35                     0                    0
             13                  12/20/00          84,648,789.00          488,141.35                     0                    0
             14                   1/20/01          84,648,789.00          488,141.35                     0                    0
             15                   2/20/01          84,648,789.00          488,141.35                     0                    0
             16                   3/20/01          84,648,789.00          488,141.35                     0                    0
             17                   4/20/01          84,648,789.00          488,141.35                     0                    0
             18                   5/20/01          84,648,789.00          488,141.35                     0                    0
             19                   6/20/01          84,648,789.00          488,141.35                     0                    0
             20                   7/20/01          84,648,789.00          488,141.35                     0                    0
             21                   8/20/01          84,648,789.00          488,141.35                     0                    0
             22                   9/20/01          84,648,789.00          488,141.35                     0                    0
             23                  10/20/01          84,648,789.00          488,141.35                     0                    0
             24                  11/20/01          84,648,789.00          488,141.35                     0                    0
             25                  12/20/01          84,648,789.00          488,141.35                     0                    0
             26                   1/20/02          84,648,789.00          488,141.35                     0                    0
             27                   2/20/02          84,648,789.00          488,141.35                     0                    0
             28                   3/20/02          84,648,789.00          488,141.35                     0                    0
             29                   4/20/02          84,648,789.00          488,141.35                     0                    0
             30                   5/20/02          84,648,789.00          488,141.35                     0                    0
             31                   6/20/02          84,648,789.00          488,141.35                     0                    0
             32                   7/20/02          78,215,370.44          488,141.35          6,433,418.56            44,052.29
             33                   8/20/02          74,968,539.48          451,041.97          3,246,830.97            47,970.17
             34                   9/20/02          69,402,742.84          432,318.58          5,565,796.64            46,798.13
             35                  10/20/02          57,769,096.93          400,222.48         11,633,645.90            45,645.88
             36                  11/20/02          45,426,208.00          333,135.13         12,342,888.93            44,568.55
             37                  12/20/02          40,984,563.79          261,957.80          4,441,644.21            43,542.19
             38                   1/20/03          30,050,360.48          236,344.32         10,934,203.32            42,512.58
             39                   2/20/03          27,176,758.50          173,290.41          2,873,601.98            41,564.45
             40                   3/20/03          22,855,763.03          156,719.31          4,320,995.47            40,618.08
             41                   4/20/03          20,022,967.06          131,801.57          2,832,795.97            39,666.76
             42                   5/20/03          17,196,536.45          115,465.78          2,826,430.60            38,688.07
             43                   6/20/03          14,389,512.99           99,166.69          2,807,023.46            37,726.62
             44                   7/20/03          11,588,813.66           82,979.52          2,800,699.33            36,282.29
             45                   8/20/03           6,437,868.24           66,828.83          5,150,945.42            35,353.75
             46                   9/20/03           2,694,135.99           37,125.04          3,743,732.25            34,453.26
             47                  10/20/03                   0.00           15,536.18          2,694,135.99            33,082.46

         ASSUMPTIONS                                            MONEY MARKET CURVE AS OF 10/29/99     TREASURY CURVE AS OF 10/29/99
         -----------                                            ---------------------------------     -----------------------------
1% Cleanup Call is Not Exercised                               TERM (YRS)            YIELD (BEY%)     TERM (YRS)       YIELD (BEY%)
--------------------------------                               ----------            ------------     ----------       ------------
Initial Balance is calculated using the projected Unpaid
Principal Balance as of Nov 10, 1999                               1/12                 4.700          1/4                5.080
Prepay Rates are a Constant % of CPR                               1/4                  5.150          1/2                5.260
100% of All Prepayment Premiums are assumed to be collected        1/2                  5.600           1                 5.410
Prepayment Premiums are allocated to one or more classes            1                   5.650           2                 5.780
  of the offered certificates as described in the prospectus
  using the Discount Rate Fraction Method (see Prospectus or        2                   5.950           5                 5.940
  Example in Term Sheet)                                            5                   6.300           10                6.020
No Extensions on any Mortgage Loan                                                                      30                6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: A-2

Security ID:                  NationsLink 99-2                                           Initial Balance:              84,648,789
Settlement Date:                          11/30/99                                       Initial Pass-Through Rate:       6.9200%
Accrual Start Date:                       11/1/99                                        Coupon Type:                       Fixed
First Pay Date:                           12/20/99

PREPAYMENT (CPR)                         SCENARIO 1
----------------                         ----------
PORTFOLIO MORTGAGE LOANS
During YM                                  7.50%
During Open/Fixed Penalty                  7.50%
CONDUIT MORTGAGE LOANS
During YM                                  0.00%
During Open/Fixed Penalty                  0.00%

 Period Number        Pay Date               End Balance           Interest Payment     Principal Payment        Yield Maintenance
 -------------        --------               -----------           ----------------     -----------------        -----------------
              1             12/20/99             84,648,789.00             488,141.35                    0                        0
              2              1/20/00             84,648,789.00             488,141.35                    0                        0
              3              2/20/00             84,648,789.00             488,141.35                    0                        0
              4              3/20/00             84,648,789.00             488,141.35                    0                        0
              5              4/20/00             84,648,789.00             488,141.35                    0                        0
              6              5/20/00             84,648,789.00             488,141.35                    0                        0
              7              6/20/00             84,648,789.00             488,141.35                    0                        0
              8              7/20/00             84,648,789.00             488,141.35                    0                        0
              9              8/20/00             84,648,789.00             488,141.35                    0                        0
             10              9/20/00             84,648,789.00             488,141.35                    0                        0
             11             10/20/00             84,648,789.00             488,141.35                    0                        0
             12             11/20/00             84,648,789.00             488,141.35                    0                        0
             13             12/20/00             84,648,789.00             488,141.35                    0                        0
             14              1/20/01             84,648,789.00             488,141.35                    0                        0
             15              2/20/01             84,648,789.00             488,141.35                    0                        0
             16              3/20/01             84,648,789.00             488,141.35                    0                        0
             17              4/20/01             84,648,789.00             488,141.35                    0                        0
             18              5/20/01             84,648,789.00             488,141.35                    0                        0
             19              6/20/01             84,648,789.00             488,141.35                    0                        0
             20              7/20/01             84,648,789.00             488,141.35                    0                        0
             21              8/20/01             84,648,789.00             488,141.35                    0                        0
             22              9/20/01             84,648,789.00             488,141.35                    0                        0
             23             10/20/01             84,648,789.00             488,141.35                    0                        0
             24             11/20/01             84,648,789.00             488,141.35                    0                        0
             25             12/20/01             84,648,789.00             488,141.35                    0                        0
             26              1/20/02             84,648,789.00             488,141.35                    0                        0
             27              2/20/02             84,648,789.00             488,141.35                    0                        0
             28              3/20/02             81,024,986.37             488,141.35         3,623,802.63                62,132.81
             29              4/20/02             77,238,764.13             467,244.09         3,786,222.24                64,211.26
             30              5/20/02             73,469,297.07             445,410.21         3,769,467.06                62,707.90
             31              6/20/02             68,002,748.59             423,672.95         5,466,548.48                61,141.81
             32              7/20/02             60,550,412.93             392,149.18         7,452,335.66                59,591.32
             33              8/20/02             56,904,168.53             349,174.05         3,646,244.40                57,864.63
             34              9/20/02             51,051,324.29             328,147.37         5,852,844.24                56,375.22
             35             10/20/02             39,423,710.59             294,395.97        11,627,613.69                54,913.51
             36             11/20/02             27,150,714.86             227,343.40        12,272,995.74                53,545.61
             37             12/20/02             22,428,827.41             156,569.12         4,721,887.44                52,242.44
             38              1/20/03             11,548,813.53             129,339.57        10,880,013.88                50,938.78
             39              2/20/03              8,347,314.43              66,598.16         3,201,499.10                49,736.01
             40              3/20/03              3,781,929.92              48,136.18         4,565,384.52                48,538.46
             41              4/20/03                636,761.21              21,809.13         3,145,168.71                47,338.14
             42              5/20/03                      0.00               3,671.99           636,761.21                 9,376.16

         ASSUMPTIONS                                           MONEY MARKET CURVE AS OF 10/29/99    TREASURY CURVE AS OF 10/29/99
         -----------                                           ---------------------------------    -----------------------------
1% Cleanup Call is Not Exercised                                 TERM (YRS)        YIELD (BEY%)     TERM (YRS)        YIELD (BEY%)
--------------------------------                                 ----------        ------------     ----------        ------------
Initial Balance is calculated using the projected Unpaid
  Principal Balance as of Nov 10, 1999                              1/12              4.700            1/4               5.080
Prepay Rates are a Constant % of CPR                                1/4               5.150            1/2               5.260
100% of All Prepayment Premiums are assumed to be collected         1/2               5.600             1                5.410
Prepayment Premiums are allocated to one or more classes             1                5.650             2                5.780
  of the offered certificates as described in the prospectus
  using the Discount Rate Fraction Method (see Prospectus or         2                5.950             5                5.940
  Example in Term Sheet)                                             5                6.300             10               6.020
No Extensions on any Mortgage Loan                                                                      30               6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: A-2

Security ID:                  NationsLink 99-2                                          Initial Balance:                84,648,789
Settlement Date:                          11/30/99                                      Initial Pass-Through Rate:         6.9200%
Accrual Start Date:                       11/1/99                                       Coupon Type:                         Fixed
First Pay Date:                           12/20/99

PREPAYMENT (CPR)                         SCENARIO 1
----------------                         ----------
PORTFOLIO MORTGAGE LOANS
During YM                                  9.00%
During Open/Fixed Penalty                  9.00%
CONDUIT MORTGAGE LOANS
During YM                                  0.00%
During Open/Fixed Penalty                  0.00%

 Period Number        Pay Date               End Balance           Interest Payment     Principal Payment        Yield Maintenance
 -------------        --------               -----------           ----------------     -----------------        -----------------
             1              12/20/99             84,648,789.00             488,141.35                    0                        0
             2               1/20/00             84,648,789.00             488,141.35                    0                        0
             3               2/20/00             84,648,789.00             488,141.35                    0                        0
             4               3/20/00             84,648,789.00             488,141.35                    0                        0
             5               4/20/00             84,648,789.00             488,141.35                    0                        0
             6               5/20/00             84,648,789.00             488,141.35                    0                        0
             7               6/20/00             84,648,789.00             488,141.35                    0                        0
             8               7/20/00             84,648,789.00             488,141.35                    0                        0
             9               8/20/00             84,648,789.00             488,141.35                    0                        0
            10               9/20/00             84,648,789.00             488,141.35                    0                        0
            11              10/20/00             84,648,789.00             488,141.35                    0                        0
            12              11/20/00             84,648,789.00             488,141.35                    0                        0
            13              12/20/00             84,648,789.00             488,141.35                    0                        0
            14               1/20/01             84,648,789.00             488,141.35                    0                        0
            15               2/20/01             84,648,789.00             488,141.35                    0                        0
            16               3/20/01             84,648,789.00             488,141.35                    0                        0
            17               4/20/01             84,648,789.00             488,141.35                    0                        0
            18               5/20/01             84,648,789.00             488,141.35                    0                        0
            19               6/20/01             84,648,789.00             488,141.35                    0                        0
            20               7/20/01             84,648,789.00             488,141.35                    0                        0
            21               8/20/01             84,648,789.00             488,141.35                    0                        0
            22               9/20/01             84,648,789.00             488,141.35                    0                        0
            23              10/20/01             84,648,789.00             488,141.35                    0                        0
            24              11/20/01             82,323,554.51             488,141.35         2,325,234.49                44,845.05
            25              12/20/01             77,983,784.48             474,732.50         4,339,770.03                82,256.92
            26               1/20/02             73,686,258.89             449,706.49         4,297,525.59                80,378.32
            27               2/20/02             69,423,316.89             424,924.09         4,262,942.01                78,499.62
            28               3/20/02             65,173,185.19             400,341.13         4,250,131.69                76,573.61
            29               4/20/02             60,978,613.66             375,832.03         4,194,571.53                74,718.60
            30               5/20/02             56,810,792.44             351,643.34         4,167,821.22                72,869.88
            31               6/20/02             51,026,675.03             327,608.90         5,784,117.42                70,953.27
            32               7/20/02             43,356,496.05             294,253.83         7,670,178.98                69,059.82
            33               8/20/02             39,345,232.27             250,022.46         4,011,263.78                66,967.47
            34               9/20/02             33,237,460.14             226,890.84         6,107,772.13                65,154.93
            35              10/20/02             21,639,749.66             191,669.35        11,597,710.48                63,379.16
            36              11/20/02              9,458,431.82             124,789.22        12,181,317.84                61,716.25
            37              12/20/02              4,489,501.92              54,543.62         4,968,929.91                60,132.24
            38               1/20/03                      0.00              25,889.46         4,489,501.92                24,331.88

         ASSUMPTIONS                                             MONEY MARKET CURVE AS OF 10/29/99    TREASURY CURVE AS OF 10/29/99
         -----------                                             ---------------------------------    -----------------------------
1% Cleanup Call is Not Exercised                                  TERM (YRS)           YIELD (BEY%)   TERM (YRS)       YIELD (BEY%)
                                                                  ----------           ------------   ----------       ------------
Initial Balance is calculated using the projected Unpaid
   Principal Balance as of Nov 10, 1999                              1/12                 4.700            1/4              5.080
Prepay Rates are a Constant % of CPR                                 1/4                  5.150            1/2              5.260
100% of All Prepayment Premiums are assumed to be collected          1/2                  5.600             1               5.410
Prepayment Premiums are allocated to one or more classes              1                   5.650             2               5.780
  of the offered certificates as described in the prospectus
  using the Discount Rate Fraction Method (see Prospectus or          2                   5.950             5               5.940
  Example in Term Sheet)                                              5                   6.300             10              6.020
No Extensions on any Mortgage Loan                                                                          30              6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: A-3

Security ID:                   NationsLink 99-2                                         Initial Balance:                232,000,439
Settlement Date:                           11/30/99                                     Initial Pass-Through Rate:          7.1940%
Accrual Start Date:                        11/1/99                                      Coupon Type:                      Fixed (1)
First Pay Date:                            12/20/99                                     (1) Pass-Through Rate will not exceed the
                                                                                            weighted average Net Mortgage Rate.

PREPAYMENT (CPR)                          SCENARIO 1
----------------                          ----------
PORTFOLIO MORTGAGE LOANS
During YM                                   0.00%
During Open/Fixed Penalty                   0.00%
CONDUIT MORTGAGE LOANS
During YM                                   0.00%
During Open/Fixed Penalty                   0.00%

 Period Number        Pay Date               End Balance           Interest Payment     Principal Payment        Yield Maintenance
 -------------        --------               -----------           ----------------     -----------------        -----------------

               1            12/20/99           232,000,439.00          1,390,842.63                      0                       0
               2             1/20/00           232,000,439.00          1,390,842.63                      0                       0
               3             2/20/00           232,000,439.00          1,390,842.63                      0                       0
               4             3/20/00           232,000,439.00          1,390,842.63                      0                       0
               5             4/20/00           232,000,439.00          1,390,842.63                      0                       0
               6             5/20/00           232,000,439.00          1,390,842.63                      0                       0
               7             6/20/00           232,000,439.00          1,390,842.63                      0                       0
               8             7/20/00           232,000,439.00          1,390,842.63                      0                       0
               9             8/20/00           232,000,439.00          1,390,842.63                      0                       0
              10             9/20/00           232,000,439.00          1,390,842.63                      0                       0
              11            10/20/00           232,000,439.00          1,390,842.63                      0                       0
              12            11/20/00           232,000,439.00          1,390,842.63                      0                       0
              13            12/20/00           232,000,439.00          1,390,842.63                      0                       0
              14             1/20/01           232,000,439.00          1,390,842.63                      0                       0
              15             2/20/01           232,000,439.00          1,390,842.63                      0                       0
              16             3/20/01           232,000,439.00          1,390,842.63                      0                       0
              17             4/20/01           232,000,439.00          1,390,842.63                      0                       0
              18             5/20/01           232,000,439.00          1,390,842.63                      0                       0
              19             6/20/01           232,000,439.00          1,390,842.63                      0                       0
              20             7/20/01           232,000,439.00          1,390,842.63                      0                       0
              21             8/20/01           232,000,439.00          1,390,842.63                      0                       0
              22             9/20/01           232,000,439.00          1,390,842.63                      0                       0
              23            10/20/01           232,000,439.00          1,390,842.63                      0                       0
              24            11/20/01           232,000,439.00          1,390,842.63                      0                       0
              25            12/20/01           232,000,439.00          1,390,842.63                      0                       0
              26             1/20/02           232,000,439.00          1,390,842.63                      0                       0
              27             2/20/02           232,000,439.00          1,390,842.63                      0                       0
              28             3/20/02           232,000,439.00          1,390,842.63                      0                       0
              29             4/20/02           232,000,439.00          1,390,842.63                      0                       0
              30             5/20/02           232,000,439.00          1,390,842.63                      0                       0
              31             6/20/02           232,000,439.00          1,390,842.63                      0                       0
              32             7/20/02           232,000,439.00          1,390,842.63                      0                       0
              33             8/20/02           232,000,439.00          1,390,842.63                      0                       0
              34             9/20/02           232,000,439.00          1,390,842.63                      0                       0
              35            10/20/02           232,000,439.00          1,390,842.63                      0                       0
              36            11/20/02           232,000,439.00          1,390,842.63                      0                       0
              37            12/20/02           232,000,439.00          1,390,842.63                      0                       0
              38             1/20/03           232,000,439.00          1,390,842.63                      0                       0
              39             2/20/03           232,000,439.00          1,390,842.63                      0                       0
              40             3/20/03           232,000,439.00          1,390,842.63                      0                       0
              41             4/20/03           232,000,439.00          1,390,842.63                      0                       0
              42             5/20/03           232,000,439.00          1,390,842.63                      0                       0
              43             6/20/03           232,000,439.00          1,390,842.63                      0                       0
              44             7/20/03           232,000,439.00          1,390,842.63                      0                       0
              45             8/20/03           232,000,439.00          1,390,842.63                      0                       0
              46             9/20/03           232,000,439.00          1,390,842.63                      0                       0
              47            10/20/03           232,000,439.00          1,390,842.63                      0                       0
              48            11/20/03           232,000,439.00          1,390,842.63                      0                       0
              49            12/20/03           232,000,439.00          1,390,842.63                      0                       0
              50             1/20/04           232,000,439.00          1,390,842.63                      0                       0
              51             2/20/04           232,000,439.00          1,390,842.63                      0                       0
              52             3/20/04           232,000,439.00          1,390,842.63                      0                       0
              53             4/20/04           232,000,439.00          1,390,842.63                      0                       0
              54             5/20/04           232,000,439.00          1,390,842.63                      0                       0
              55             6/20/04           232,000,439.00          1,390,842.63                      0                       0
              56             7/20/04           232,000,439.00          1,390,842.63                      0                       0
              57             8/20/04           232,000,439.00          1,390,842.63                      0                       0
              58             9/20/04           232,000,439.00          1,390,842.63                      0                       0
              59            10/20/04           232,000,439.00          1,390,842.63                      0                       0
              60            11/20/04           232,000,439.00          1,390,842.63                      0                       0
              61            12/20/04           232,000,439.00          1,390,842.63                      0                       0
              62             1/20/05           232,000,439.00          1,390,842.63                      0                       0
              63             2/20/05           232,000,439.00          1,390,842.63                      0                       0
              64             3/20/05           232,000,439.00          1,390,842.63                      0                       0
              65             4/20/05           232,000,439.00          1,390,842.63                      0                       0
              66             5/20/05           232,000,439.00          1,390,842.63                      0                       0
              67             6/20/05           232,000,439.00          1,390,842.63                      0                       0
              68             7/20/05           232,000,439.00          1,390,842.63                      0                       0
              69             8/20/05           232,000,439.00          1,390,842.63                      0                       0
              70             9/20/05           221,550,900.01          1,390,842.63          10,449,538.99                       0
              71            10/20/05           210,103,077.45          1,328,197.65          11,447,822.56                       0
              72            11/20/05           193,045,341.71          1,259,567.95          17,057,735.73                       0
              73            12/20/05           175,766,009.57          1,157,306.82          17,279,332.14                       0
              74             1/20/06           142,782,183.41          1,053,717.23          32,983,826.16                       0
              75             2/20/06           135,412,375.26            855,979.19           7,369,808.14                       0
              76             3/20/06           121,919,777.58            811,797.19          13,492,597.68                       0
              77             4/20/06           115,513,684.58            730,909.07           6,406,093.00                       0
              78             5/20/06            99,276,291.27            692,504.54          16,237,393.32                       0
              79             6/20/06            92,088,138.07            595,161.37           7,188,153.19                       0
              80             7/20/06            84,687,021.54            552,068.39           7,401,116.53                       0
              81             8/20/06            69,977,458.73            507,698.69          14,709,562.81                       0
              82             9/20/06            67,504,827.82            419,514.87           2,472,630.91                       0
              83            10/20/06            66,708,091.40            404,691.44             796,736.42                       0
              84            11/20/06            62,974,497.03            399,915.01           3,733,594.37                       0
              85            12/20/06            44,753,630.43            377,532.11          18,220,866.61                       0
              86             1/20/07            37,621,962.71            268,298.01           7,131,667.72                       0
              87             2/20/07            30,646,413.16            225,543.67           6,975,549.55                       0
              88             3/20/07            25,206,710.04            183,725.25           5,439,703.11                       0
              89             4/20/07            21,355,626.18            151,114.23           3,851,083.86                       0
              90             5/20/07            20,669,817.78            128,026.98             685,808.40                       0
              91             6/20/07            19,980,889.94            123,915.56             688,927.84                       0
              92             7/20/07             9,653,830.47            119,785.44          10,327,059.47                       0
              93             8/20/07               558,532.72             57,874.71           9,095,297.75                       0
              94             9/20/07                     0.00              3,348.40             558,532.72                       0

         ASSUMPTIONS                                              MONEY MARKET CURVE AS OF 10/29/99    TREASURY CURVE AS OF 10/29/99
         -----------                                              ---------------------------------    -----------------------------
1% Cleanup Call is Not Exercised                                 TERM (YRS)            YIELD (BEY%)     TERM (YRS)     YIELD (BEY%)
--------------------------------                                 ----------            ------------     ----------     ------------
Initial Balance is calculated using the projected Unpaid
  Principal Balance as of Nov 10, 1999                              1/12                  4.700            1/4            5.080
Prepay Rates are a Constant % of CPR                                 1/4                  5.150            1/2            5.260
100% of All Prepayment Premiums are assumed to be collected          1/2                  5.600             1             5.410
Prepayment Premiums are allocated to one or more classes              1                   5.650             2             5.780
  of the offered certificates as described in the prospectus
  using the Discount Rate Fraction Method (see Prospectus or          2                   5.950             5             5.940
  Example in Term Sheet)                                              5                   6.300             10            6.020
No Extensions on any Mortgage Loan                                                                          30            6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan



RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: A-3

Security ID:                   NationsLink 99-2                                         Initial Balance:                232,000,439
Settlement Date:                           11/30/99                                     Initial Pass-Through Rate:          7.1940%
Accrual Start Date:                        11/1/99                                      Coupon Type:                      Fixed (1)
First Pay Date:                            12/20/99                                     (1) Pass-Through Rate will not exceed
                                                                                            the weighted average Net Mortgage Rate.

PREPAYMENT (CPR)                          SCENARIO 1
----------------                          ----------
PORTFOLIO MORTGAGE LOANS
During YM                                   3.00%
During Open/Fixed Penalty                   3.00%
CONDUIT MORTGAGE LOANS
During YM                                   0.00%
During Open/Fixed Penalty                   0.00%

 Period Number        Pay Date               End Balance           Interest Payment     Principal Payment        Yield Maintenance
 -------------        --------               -----------           ----------------     -----------------        -----------------
        1             12/20/99             232,000,439.00            1,390,842.63                     0                      0
        2              1/20/00             232,000,439.00            1,390,842.63                     0                      0
        3              2/20/00             232,000,439.00            1,390,842.63                     0                      0
        4              3/20/00             232,000,439.00            1,390,842.63                     0                      0
        5              4/20/00             232,000,439.00            1,390,842.63                     0                      0
        6              5/20/00             232,000,439.00            1,390,842.63                     0                      0
        7              6/20/00             232,000,439.00            1,390,842.63                     0                      0
        8              7/20/00             232,000,439.00            1,390,842.63                     0                      0
        9              8/20/00             232,000,439.00            1,390,842.63                     0                      0
       10              9/20/00             232,000,439.00            1,390,842.63                     0                      0
       11             10/20/00             232,000,439.00            1,390,842.63                     0                      0
       12             11/20/00             232,000,439.00            1,390,842.63                     0                      0
       13             12/20/00             232,000,439.00            1,390,842.63                     0                      0
       14              1/20/01             232,000,439.00            1,390,842.63                     0                      0
       15              2/20/01             232,000,439.00            1,390,842.63                     0                      0
       16              3/20/01             232,000,439.00            1,390,842.63                     0                      0
       17              4/20/01             232,000,439.00            1,390,842.63                     0                      0
       18              5/20/01             232,000,439.00            1,390,842.63                     0                      0
       19              6/20/01             232,000,439.00            1,390,842.63                     0                      0
       20              7/20/01             232,000,439.00            1,390,842.63                     0                      0
       21              8/20/01             232,000,439.00            1,390,842.63                     0                      0
       22              9/20/01             232,000,439.00            1,390,842.63                     0                      0
       23             10/20/01             232,000,439.00            1,390,842.63                     0                      0
       24             11/20/01             232,000,439.00            1,390,842.63                     0                      0
       25             12/20/01             232,000,439.00            1,390,842.63                     0                      0
       26              1/20/02             232,000,439.00            1,390,842.63                     0                      0
       27              2/20/02             232,000,439.00            1,390,842.63                     0                      0
       28              3/20/02             232,000,439.00            1,390,842.63                     0                      0
       29              4/20/02             232,000,439.00            1,390,842.63                     0                      0
       30              5/20/02             232,000,439.00            1,390,842.63                     0                      0
       31              6/20/02             232,000,439.00            1,390,842.63                     0                      0
       32              7/20/02             232,000,439.00            1,390,842.63                     0                      0
       33              8/20/02             232,000,439.00            1,390,842.63                     0                      0
       34              9/20/02             232,000,439.00            1,390,842.63                     0                      0
       35             10/20/02             232,000,439.00            1,390,842.63                     0                      0
       36             11/20/02             232,000,439.00            1,390,842.63                     0                      0
       37             12/20/02             232,000,439.00            1,390,842.63                     0                      0
       38              1/20/03             232,000,439.00            1,390,842.63                     0                      0
       39              2/20/03             232,000,439.00            1,390,842.63                     0                      0
       40              3/20/03             232,000,439.00            1,390,842.63                     0                      0
       41              4/20/03             232,000,439.00            1,390,842.63                     0                      0
       42              5/20/03             232,000,439.00            1,390,842.63                     0                      0
       43              6/20/03             232,000,439.00            1,390,842.63                     0                      0
       44              7/20/03             232,000,439.00            1,390,842.63                     0                      0
       45              8/20/03             232,000,439.00            1,390,842.63                     0                      0
       46              9/20/03             232,000,439.00            1,390,842.63                     0                      0
       47             10/20/03             232,000,439.00            1,390,842.63                     0                      0
       48             11/20/03             232,000,439.00            1,390,842.63                     0                      0
       49             12/20/03             232,000,439.00            1,390,842.63                     0                      0
       50              1/20/04             232,000,439.00            1,390,842.63                     0                      0
       51              2/20/04             232,000,439.00            1,390,842.63                     0                      0
       52              3/20/04             232,000,439.00            1,390,842.63                     0                      0
       53              4/20/04             232,000,439.00            1,390,842.63                     0                      0
       54              5/20/04             232,000,439.00            1,390,842.63                     0                      0
       55              6/20/04             232,000,439.00            1,390,842.63                     0                      0
       56              7/20/04             232,000,439.00            1,390,842.63                     0                      0
       57              8/20/04             232,000,439.00            1,390,842.63                     0                      0
       58              9/20/04             232,000,439.00            1,390,842.63                     0                      0
       59             10/20/04             232,000,439.00            1,390,842.63                     0                      0
       60             11/20/04             228,236,406.14            1,390,842.63          3,764,032.86               8,360.45
       61             12/20/04             221,774,975.72            1,368,277.25          6,461,430.42              14,939.01
       62              1/20/05             213,069,246.88            1,329,540.98          8,705,728.84              14,310.16
       63              2/20/05             210,133,833.63            1,277,350.14          2,935,413.25              13,694.98
       64              3/20/05             206,823,024.02            1,259,752.33          3,310,809.61              13,080.24
       65              4/20/05             203,977,544.83            1,239,904.03          2,845,479.18              12,458.25
       66              5/20/05             199,354,362.09            1,222,845.38          4,623,182.75              11,825.62
       67              6/20/05             196,385,817.78            1,195,129.40          2,968,544.31              11,194.03
       68              7/20/05             190,748,352.85            1,177,332.98          5,637,464.93              10,549.98
       69              8/20/05             178,572,989.62            1,143,536.38         12,175,363.23               9,920.33
       70              9/20/05             167,499,188.23            1,070,545.07         11,073,801.39               9,309.99
       71             10/20/05             157,234,533.49            1,004,157.63         10,264,654.73               8,689.04
       72             11/20/05             142,347,234.48              942,621.03         14,887,299.02               8,137.60
       73             12/20/05             127,349,579.34              853,371.67         14,997,655.13               7,607.86
       74              1/20/06              99,411,175.02              763,460.73         27,938,404.33               7,116.09
       75              2/20/06              92,786,802.04              595,969.99          6,624,372.97               6,728.79
       76              3/20/06              81,146,073.92              556,256.88         11,640,728.12               6,361.50
       77              4/20/06              75,391,477.31              486,470.71          5,754,596.61               6,006.86
       78              5/20/06              61,599,400.96              451,971.91         13,792,076.35               5,651.33
       79              6/20/06              55,281,073.73              369,288.41          6,318,327.23               5,348.44
       80              7/20/06              48,819,848.46              331,410.04          6,461,225.26               5,063.61
       81              8/20/06              36,440,079.93              292,674.99         12,379,768.53               4,788.02
       82              9/20/06              34,059,605.79              218,458.28          2,380,474.14               4,557.57
       83             10/20/06              33,047,792.10              204,187.34          1,011,813.69               4,322.20
       84             11/20/06              29,667,248.65              198,121.51          3,380,543.45               4,079.04
       85             12/20/06              14,627,128.96              177,855.16         15,040,119.69               3,837.68
       86              1/20/07               8,576,876.02               87,689.64          6,050,252.94               3,632.50
       87              2/20/07               2,681,678.34               51,418.37          5,895,197.68               3,441.29
       88              3/20/07                       0.00               16,076.66          2,681,678.34               1,891.01


         ASSUMPTIONS                                             MONEY MARKET CURVE AS OF 10/29/99   TREASURY CURVE AS OF 10/29/99
         -----------                                             ---------------------------------   -----------------------------
1% Cleanup Call is Not Exercised                                  TERM (YRS)         YIELD (BEY%)    TERM (YRS)        YIELD (BEY%)
--------------------------------                                  ----------         ------------    ----------        ------------
Initial Balance is calculated using the projected Unpaid
  Principal Balance as of Nov 10, 1999                                1/12              4.700           1/4               5.080
Prepay Rates are a Constant % of CPR                                  1/4               5.150           1/2               5.260
100% of All Prepayment Premiums are assumed to be collected           1/2               5.600            1                5.410
Prepayment Premiums are allocated to one or more classes               1                5.650            2                5.780
  of the offered certificates as described in the prospectus
  using the Discount Rate Fraction Method (see Prospectus or           2                5.950            5                5.940
  Example in Term Sheet)                                               5                6.300            10               6.020
No Extensions on any Mortgage Loan                                                                       30               6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: A-3

Security ID:                   NationsLink 99-2                                         Initial Balance:                232,000,439
Settlement Date:                           11/30/99                                     Initial Pass-Through Rate:          7.1940%
Accrual Start Date:                        11/1/99                                      Coupon Type:                        Fixed(1)
First Pay Date:                            12/20/99                                     (1) Pass-Through Rate will not exceed
                                                                                            the weighted average Net Mortgage Rate.

PREPAYMENT (CPR)                          SCENARIO 1
----------------                          ----------
PORTFOLIO MORTGAGE LOANS
During YM                                   4.50%
During Open/Fixed Penalty                   4.50%
CONDUIT MORTGAGE LOANS
During YM                                   0.00%
During Open/Fixed Penalty                   0.00%

 Period Number        Pay Date               End Balance           Interest Payment     Principal Payment        Yield Maintenance
 -------------        --------               -----------           ----------------     -----------------        -----------------

              1             12/20/99             232,000,439.00          1,390,842.63                    0                       0
              2              1/20/00             232,000,439.00          1,390,842.63                    0                       0
              3              2/20/00             232,000,439.00          1,390,842.63                    0                       0
              4              3/20/00             232,000,439.00          1,390,842.63                    0                       0
              5              4/20/00             232,000,439.00          1,390,842.63                    0                       0
              6              5/20/00             232,000,439.00          1,390,842.63                    0                       0
              7              6/20/00             232,000,439.00          1,390,842.63                    0                       0
              8              7/20/00             232,000,439.00          1,390,842.63                    0                       0
              9              8/20/00             232,000,439.00          1,390,842.63                    0                       0
             10              9/20/00             232,000,439.00          1,390,842.63                    0                       0
             11             10/20/00             232,000,439.00          1,390,842.63                    0                       0
             12             11/20/00             232,000,439.00          1,390,842.63                    0                       0
             13             12/20/00             232,000,439.00          1,390,842.63                    0                       0
             14              1/20/01             232,000,439.00          1,390,842.63                    0                       0
             15              2/20/01             232,000,439.00          1,390,842.63                    0                       0
             16              3/20/01             232,000,439.00          1,390,842.63                    0                       0
             17              4/20/01             232,000,439.00          1,390,842.63                    0                       0
             18              5/20/01             232,000,439.00          1,390,842.63                    0                       0
             19              6/20/01             232,000,439.00          1,390,842.63                    0                       0
             20              7/20/01             232,000,439.00          1,390,842.63                    0                       0
             21              8/20/01             232,000,439.00          1,390,842.63                    0                       0
             22              9/20/01             232,000,439.00          1,390,842.63                    0                       0
             23             10/20/01             232,000,439.00          1,390,842.63                    0                       0
             24             11/20/01             232,000,439.00          1,390,842.63                    0                       0
             25             12/20/01             232,000,439.00          1,390,842.63                    0                       0
             26              1/20/02             232,000,439.00          1,390,842.63                    0                       0
             27              2/20/02             232,000,439.00          1,390,842.63                    0                       0
             28              3/20/02             232,000,439.00          1,390,842.63                    0                       0
             29              4/20/02             232,000,439.00          1,390,842.63                    0                       0
             30              5/20/02             232,000,439.00          1,390,842.63                    0                       0
             31              6/20/02             232,000,439.00          1,390,842.63                    0                       0
             32              7/20/02             232,000,439.00          1,390,842.63                    0                       0
             33              8/20/02             232,000,439.00          1,390,842.63                    0                       0
             34              9/20/02             232,000,439.00          1,390,842.63                    0                       0
             35             10/20/02             232,000,439.00          1,390,842.63                    0                       0
             36             11/20/02             232,000,439.00          1,390,842.63                    0                       0
             37             12/20/02             232,000,439.00          1,390,842.63                    0                       0
             38              1/20/03             232,000,439.00          1,390,842.63                    0                       0
             39              2/20/03             232,000,439.00          1,390,842.63                    0                       0
             40              3/20/03             232,000,439.00          1,390,842.63                    0                       0
             41              4/20/03             232,000,439.00          1,390,842.63                    0                       0
             42              5/20/03             232,000,439.00          1,390,842.63                    0                       0
             43              6/20/03             232,000,439.00          1,390,842.63                    0                       0
             44              7/20/03             232,000,439.00          1,390,842.63                    0                       0
             45              8/20/03             232,000,439.00          1,390,842.63                    0                       0
             46              9/20/03             232,000,439.00          1,390,842.63                    0                       0
             47             10/20/03             232,000,439.00          1,390,842.63                    0                       0
             48             11/20/03             232,000,439.00          1,390,842.63                    0                       0
             49             12/20/03             232,000,439.00          1,390,842.63                    0                       0
             50              1/20/04             232,000,439.00          1,390,842.63                    0                       0
             51              2/20/04             232,000,439.00          1,390,842.63                    0                       0
             52              3/20/04             232,000,439.00          1,390,842.63                    0                       0
             53              4/20/04             232,000,439.00          1,390,842.63                    0                       0
             54              5/20/04             232,000,439.00          1,390,842.63                    0                       0
             55              6/20/04             231,848,974.70          1,390,842.63           151,464.30                1,079.81
             56              7/20/04             229,528,109.67          1,389,934.60         2,320,865.03               25,494.04
             57              8/20/04             221,877,880.05          1,376,021.02         7,650,229.63               24,586.98
             58              9/20/04             214,403,999.85          1,330,157.89         7,473,880.20               23,698.13
             59             10/20/04             209,741,272.25          1,285,351.98         4,662,727.60               22,802.93
             60             11/20/04             202,844,152.15          1,257,398.93         6,897,120.10               21,776.50
             61             12/20/04             196,468,194.67          1,216,050.69         6,375,957.48               20,876.23
             62              1/20/05             188,037,590.67          1,177,826.83         8,430,604.00               19,971.50
             63              2/20/05             184,945,341.29          1,127,285.36         3,092,249.38               19,088.13
             64              3/20/05             181,515,160.30          1,108,747.32         3,430,180.99               18,207.64
             65              4/20/05             178,521,046.46          1,088,183.39         2,994,113.84               17,319.33
             66              5/20/05             173,902,538.95          1,070,233.67         4,618,507.52               16,418.52
             67              6/20/05             170,812,279.96          1,042,545.72         3,090,258.98               15,521.46
             68              7/20/05             165,286,236.48          1,024,019.62         5,526,043.48               14,609.44
             69              8/20/05             153,796,556.74            990,890.99        11,489,679.75               13,719.68
             70              9/20/05             143,342,072.06            922,010.36        10,454,484.67               12,858.88
             71             10/20/05             133,652,151.75            859,335.72         9,689,920.31               11,985.65
             72             11/20/05             119,776,974.08            801,244.65        13,875,177.67               11,210.43
             73             12/20/05             105,837,027.69            718,062.96        13,939,946.39               10,467.05
             74              1/20/06              80,177,917.55            634,492.98        25,659,110.14                9,777.76
             75              2/20/06              73,920,901.04            480,666.62         6,257,016.50                9,233.59
             76              3/20/06              63,134,929.76            443,155.80        10,785,971.29                8,718.25
             77              4/20/06              57,702,627.00            378,493.90         5,432,302.76                8,221.55
             78              5/20/06              45,020,974.06            345,927.25        12,681,652.93                7,724.90
             79              6/20/06              39,116,928.10            269,900.74         5,904,045.96                7,301.38
             80              7/20/06              33,099,149.29            234,505.98         6,017,778.81                6,903.58
             81              8/20/06              21,769,178.89            198,429.40        11,329,970.41                6,519.37
             82              9/20/06              19,457,531.76            130,506.23         2,311,647.13                6,197.54
             83             10/20/06              18,380,462.36            116,647.90         1,077,069.40                5,869.84
             84             11/20/06              15,182,055.65            110,190.87         3,198,406.71                5,532.43
             85             12/20/06               1,550,779.83             91,016.42        13,631,275.82                5,198.31
             86              1/20/07                       0.00              9,296.93         1,550,779.83                1,371.52

         ASSUMPTIONS                                             MONEY MARKET CURVE AS OF 10/29/99   TREASURY CURVE AS OF 10/29/99
         -----------                                             ---------------------------------   -----------------------------
1% Cleanup Call is Not Exercised                                   TERM (YRS)       YIELD (BEY%)     TERM (YRS)       YIELD (BEY%)
--------------------------------                                   ----------        -----------     ----------       ------------
Initial Balance is calculated using the projected Unpaid
  Principal Balance as of Nov 10, 1999                                 1/12            4.700            1/4              5.080
Prepay Rates are a Constant % of CPR                                   1/4             5.150            1/2              5.260
100% of All Prepayment Premiums are assumed to be collected            1/2             5.600             1               5.410
Prepayment Premiums are allocated to one or more classes                1              5.650             2               5.780
  of the offered certificates as described in the prospectus
  using the Discount Rate Fraction Method (see Prospectus or            2              5.950             5               5.940
  Example in Term Sheet)                                                5              6.300             10              6.020
No Extensions on any Mortgage Loan                                                                       30              6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: A-3

Security ID:                   NationsLink 99-2                                         Initial Balance:                232,000,439
Settlement Date:                           11/30/99                                     Initial Pass-Through Rate:          7.1940%
Accrual Start Date:                        11/1/99                                      Coupon Type:                       Fixed (1)
First Pay Date:                            12/20/99                                     (1) Pass-Through Rate will not exceed
                                                                                            the weighted average Net Mortgage Rate.

PREPAYMENT (CPR)                          SCENARIO 1
PORTFOLIO MORTGAGE LOANS
During YM                                   6.00%
During Open/Fixed Penalty                   6.00%
CONDUIT MORTGAGE LOANS
During YM                                   0.00%
During Open/Fixed Penalty                   0.00%

 Period Number        Pay Date               End Balance           Interest Payment     Principal Payment        Yield Maintenance
 -------------        --------               -----------           ----------------     -----------------        -----------------

               1            12/20/99             232,000,439.00          1,390,842.63                    0                        0
               2             1/20/00             232,000,439.00          1,390,842.63                    0                        0
               3             2/20/00             232,000,439.00          1,390,842.63                    0                        0
               4             3/20/00             232,000,439.00          1,390,842.63                    0                        0
               5             4/20/00             232,000,439.00          1,390,842.63                    0                        0
               6             5/20/00             232,000,439.00          1,390,842.63                    0                        0
               7             6/20/00             232,000,439.00          1,390,842.63                    0                        0
               8             7/20/00             232,000,439.00          1,390,842.63                    0                        0
               9             8/20/00             232,000,439.00          1,390,842.63                    0                        0
              10             9/20/00             232,000,439.00          1,390,842.63                    0                        0
              11            10/20/00             232,000,439.00          1,390,842.63                    0                        0
              12            11/20/00             232,000,439.00          1,390,842.63                    0                        0
              13            12/20/00             232,000,439.00          1,390,842.63                    0                        0
              14             1/20/01             232,000,439.00          1,390,842.63                    0                        0
              15             2/20/01             232,000,439.00          1,390,842.63                    0                        0
              16             3/20/01             232,000,439.00          1,390,842.63                    0                        0
              17             4/20/01             232,000,439.00          1,390,842.63                    0                        0
              18             5/20/01             232,000,439.00          1,390,842.63                    0                        0
              19             6/20/01             232,000,439.00          1,390,842.63                    0                        0
              20             7/20/01             232,000,439.00          1,390,842.63                    0                        0
              21             8/20/01             232,000,439.00          1,390,842.63                    0                        0
              22             9/20/01             232,000,439.00          1,390,842.63                    0                        0
              23            10/20/01             232,000,439.00          1,390,842.63                    0                        0
              24            11/20/01             232,000,439.00          1,390,842.63                    0                        0
              25            12/20/01             232,000,439.00          1,390,842.63                    0                        0
              26             1/20/02             232,000,439.00          1,390,842.63                    0                        0
              27             2/20/02             232,000,439.00          1,390,842.63                    0                        0
              28             3/20/02             232,000,439.00          1,390,842.63                    0                        0
              29             4/20/02             232,000,439.00          1,390,842.63                    0                        0
              30             5/20/02             232,000,439.00          1,390,842.63                    0                        0
              31             6/20/02             232,000,439.00          1,390,842.63                    0                        0
              32             7/20/02             232,000,439.00          1,390,842.63                    0                        0
              33             8/20/02             232,000,439.00          1,390,842.63                    0                        0
              34             9/20/02             232,000,439.00          1,390,842.63                    0                        0
              35            10/20/02             232,000,439.00          1,390,842.63                    0                        0
              36            11/20/02             232,000,439.00          1,390,842.63                    0                        0
              37            12/20/02             232,000,439.00          1,390,842.63                    0                        0
              38             1/20/03             232,000,439.00          1,390,842.63                    0                        0
              39             2/20/03             232,000,439.00          1,390,842.63                    0                        0
              40             3/20/03             232,000,439.00          1,390,842.63                    0                        0
              41             4/20/03             232,000,439.00          1,390,842.63                    0                        0
              42             5/20/03             232,000,439.00          1,390,842.63                    0                        0
              43             6/20/03             232,000,439.00          1,390,842.63                    0                        0
              44             7/20/03             232,000,439.00          1,390,842.63                    0                        0
              45             8/20/03             232,000,439.00          1,390,842.63                    0                        0
              46             9/20/03             232,000,439.00          1,390,842.63                    0                        0
              47            10/20/03             231,961,237.56          1,390,842.63            39,201.44                    606.4
              48            11/20/03             229,246,592.16          1,390,607.62         2,714,645.40                41,092.62
              49            12/20/03             226,538,039.54          1,374,333.32         2,708,552.62                39,919.56
              50             1/20/04             223,847,950.16          1,358,095.55         2,690,089.39                38,756.05
              51             2/20/04             221,170,045.11          1,341,968.46         2,677,905.05                37,629.44
              52             3/20/04             217,010,795.84          1,325,914.42         4,159,249.27                36,487.14
              53             4/20/04             214,367,550.17          1,300,979.72         2,643,245.67                35,270.12
              54             5/20/04             211,755,170.65          1,285,133.46         2,612,379.52                34,131.88
              55             6/20/04             207,888,701.95          1,269,472.25         3,866,468.70                32,993.85
              56             7/20/04             205,313,371.77          1,246,292.77         2,575,330.18                31,840.89
              57             8/20/04             197,800,981.70          1,230,853.66         7,512,390.07                30,667.53
              58             9/20/04             190,471,210.40          1,185,816.89         7,329,771.30                29,519.88
              59            10/20/04             185,760,867.98          1,141,874.91         4,710,342.43                28,367.32
              60            11/20/04             178,998,079.75          1,113,636.40         6,762,788.23                27,054.70
              61            12/20/04             172,733,473.44          1,073,093.49         6,264,606.30                25,902.03
              62             1/20/05             164,591,608.11          1,035,537.17         8,141,865.34                24,746.83
              63             2/20/05             161,383,314.12            986,726.69         3,208,293.99                23,621.05
              64             3/20/05             157,872,431.82            967,492.97         3,510,882.30                22,501.76
              65             4/20/05             154,770,565.82            946,445.23         3,101,866.00                21,375.73
              66             5/20/05             150,187,476.77            927,849.54         4,583,089.05                20,237.23
              67             6/20/05             147,014,972.74            900,373.92         3,172,504.03                19,106.30
              68             7/20/05             141,623,599.54            881,354.76         5,391,373.20                17,959.92
              69             8/20/05             130,801,257.77            849,033.48        10,822,341.77                16,843.87
              70             9/20/05             120,950,890.67            784,153.54         9,850,367.10                15,766.24
              71            10/20/05             111,822,277.80            725,100.59         9,128,612.87                14,676.21
              72            11/20/05              98,911,330.88            670,374.56        12,910,946.92                13,708.86
              73            12/20/05              85,975,219.69            592,973.43        12,936,111.19                12,782.93
              74             1/20/06              62,443,727.98            515,421.44        23,531,491.72                11,925.39
              75             2/20/06              56,548,185.75            374,350.15         5,895,542.22                11,246.85
              76             3/20/06              46,571,010.47            339,006.37         9,977,175.28                10,605.15
              77             4/20/06              41,456,379.53            279,193.21         5,114,630.94                 9,987.76
              78             5/20/06              29,814,503.29            248,531.00        11,641,876.24                 9,372.04
              79             6/20/06              24,309,844.60            178,737.95         5,504,658.69                 8,846.54
              80             7/20/06              18,717,116.06            145,737.52         5,592,728.54                 8,353.52
              81             8/20/06               8,365,102.93            112,209.11        10,352,013.14                 7,878.23
              82             9/20/06               6,133,787.06             50,148.79         2,231,315.87                 7,479.43
              83            10/20/06               5,014,677.15             36,772.05         1,119,109.91                 7,074.61
              84            11/20/06               1,999,507.22             30,062.99         3,015,169.93                 6,659.16
              85            12/20/06                       0.00             11,987.05         1,999,507.22                 1,013.04

         ASSUMPTIONS                                            MONEY MARKET CURVE AS OF 10/29/99     TREASURY CURVE AS OF 10/29/99
         -----------                                            ---------------------------------     -----------------------------
1% Cleanup Call is Not Exercised                                 TERM (YRS)          YIELD (BEY%)   TERM (YRS)          YIELD (BEY%)
--------------------------------                                 ----------          ------------   ----------          ------------
Initial Balance is calculated using the projected Unpaid
  Principal Balance as of Nov 10, 1999                              1/12                4.700          1/4                 5.080
Prepay Rates are a Constant % of CPR                                 1/4                5.150          1/2                 5.260
100% of All Prepayment Premiums are assumed to be collected          1/2                5.600           1                  5.410
Prepayment Premiums are allocated to one or more classes              1                 5.650           2                  5.780
  of the offered certificates as described in the prospectus
  using the Discount Rate Fraction Method (see Prospectus or          2                 5.950           5                  5.940
  Example in Term Sheet)                                              5                 6.300           10                 6.020
No Extensions on any Mortgage Loan                                                                      30                 6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: A-3

Security ID:                   NationsLink 99-2                                         Initial Balance:                232,000,439
Settlement Date:                           11/30/99                                     Initial Pass-Through Rate:          7.1940%
Accrual Start Date:                        11/1/99                                      Coupon Type:                      Fixed (1)
First Pay Date:                            12/20/99                                     (1) Pass-Through Rate will not exceed
                                                                                            the weighted average Net Mortgage Rate.

PREPAYMENT (CPR)                          SCENARIO 1
----------------                          ----------
PORTFOLIO MORTGAGE LOANS
During YM                                   7.50%
During Open/Fixed Penalty                   7.50%
CONDUIT MORTGAGE LOANS
During YM                                   0.00%
During Open/Fixed Penalty                   0.00%

 Period Number        Pay Date               End Balance           Interest Payment     Principal Payment        Yield Maintenance
 -------------        --------               -----------           ----------------     -----------------        -----------------

               1            12/20/99             232,000,439.00         1,390,842.63                    0                        0
               2             1/20/00             232,000,439.00         1,390,842.63                    0                        0
               3             2/20/00             232,000,439.00         1,390,842.63                    0                        0
               4             3/20/00             232,000,439.00         1,390,842.63                    0                        0
               5             4/20/00             232,000,439.00         1,390,842.63                    0                        0
               6             5/20/00             232,000,439.00         1,390,842.63                    0                        0
               7             6/20/00             232,000,439.00         1,390,842.63                    0                        0
               8             7/20/00             232,000,439.00         1,390,842.63                    0                        0
               9             8/20/00             232,000,439.00         1,390,842.63                    0                        0
              10             9/20/00             232,000,439.00         1,390,842.63                    0                        0
              11            10/20/00             232,000,439.00         1,390,842.63                    0                        0
              12            11/20/00             232,000,439.00         1,390,842.63                    0                        0
              13            12/20/00             232,000,439.00         1,390,842.63                    0                        0
              14             1/20/01             232,000,439.00         1,390,842.63                    0                        0
              15             2/20/01             232,000,439.00         1,390,842.63                    0                        0
              16             3/20/01             232,000,439.00         1,390,842.63                    0                        0
              17             4/20/01             232,000,439.00         1,390,842.63                    0                        0
              18             5/20/01             232,000,439.00         1,390,842.63                    0                        0
              19             6/20/01             232,000,439.00         1,390,842.63                    0                        0
              20             7/20/01             232,000,439.00         1,390,842.63                    0                        0
              21             8/20/01             232,000,439.00         1,390,842.63                    0                        0
              22             9/20/01             232,000,439.00         1,390,842.63                    0                        0
              23            10/20/01             232,000,439.00         1,390,842.63                    0                        0
              24            11/20/01             232,000,439.00         1,390,842.63                    0                        0
              25            12/20/01             232,000,439.00         1,390,842.63                    0                        0
              26             1/20/02             232,000,439.00         1,390,842.63                    0                        0
              27             2/20/02             232,000,439.00         1,390,842.63                    0                        0
              28             3/20/02             232,000,439.00         1,390,842.63                    0                        0
              29             4/20/02             232,000,439.00         1,390,842.63                    0                        0
              30             5/20/02             232,000,439.00         1,390,842.63                    0                        0
              31             6/20/02             232,000,439.00         1,390,842.63                    0                        0
              32             7/20/02             232,000,439.00         1,390,842.63                    0                        0
              33             8/20/02             232,000,439.00         1,390,842.63                    0                        0
              34             9/20/02             232,000,439.00         1,390,842.63                    0                        0
              35            10/20/02             232,000,439.00         1,390,842.63                    0                        0
              36            11/20/02             232,000,439.00         1,390,842.63                    0                        0
              37            12/20/02             232,000,439.00         1,390,842.63                    0                        0
              38             1/20/03             232,000,439.00         1,390,842.63                    0                        0
              39             2/20/03             232,000,439.00         1,390,842.63                    0                        0
              40             3/20/03             232,000,439.00         1,390,842.63                    0                        0
              41             4/20/03             232,000,439.00         1,390,842.63                    0                        0
              42             5/20/03             229,505,853.61         1,390,842.63         2,494,585.39                46,474.43
              43             6/20/03             226,400,600.95         1,375,887.59         3,105,252.66                56,740.47
              44             7/20/03             223,309,019.73         1,357,271.60         3,091,581.22                54,576.34
              45             8/20/03             218,012,453.43         1,338,737.57         5,296,566.30                53,033.47
              46             9/20/03             214,052,539.49         1,306,984.66         3,959,913.94                51,534.10
              47            10/20/03             211,051,345.34         1,283,244.97         3,001,194.15                50,054.58
              48            11/20/03             208,075,136.84         1,265,252.82         2,976,208.50                48,581.74
              49            12/20/03             205,112,030.70         1,247,410.45         2,963,106.14                47,131.68
              50             1/20/04             202,173,558.00         1,229,646.62         2,938,472.70                45,696.65
              51             2/20/04             199,253,770.95         1,212,030.48         2,919,787.05                44,308.85
              52             3/20/04             194,959,644.08         1,194,526.36         4,294,126.87                42,906.23
              53             4/20/04             192,088,499.37         1,168,783.07         2,871,144.71                41,419.54
              54             5/20/04             189,253,209.75         1,151,570.55         2,835,289.63                40,029.15
              55             6/20/04             185,260,019.72         1,134,572.99         3,993,190.03                38,642.66
              56             7/20/04             182,474,753.58         1,110,633.82         2,785,266.14                37,242.35
              57             8/20/04             175,122,543.76         1,093,936.15         7,352,209.82                35,821.89
              58             9/20/04             167,958,464.60         1,049,859.65         7,164,079.16                34,435.16
              59            10/20/04             163,233,305.68         1,006,911.00         4,725,158.92                33,046.36
              60            11/20/04             156,626,476.41           978,583.67         6,606,829.27                31,475.01
              61            12/20/04             150,495,923.19           938,975.73         6,130,553.22                30,093.64
              62             1/20/05             142,653,771.26           902,223.06         7,842,151.93                28,712.98
              63             2/20/05             139,366,190.72           855,209.36         3,287,580.53                27,370.07
              64             3/20/05             135,809,253.25           835,500.31         3,556,937.48                26,038.20
              65             4/20/05             132,636,283.15           814,176.47         3,172,970.10                24,702.06
              66             5/20/05             128,115,568.53           795,154.52         4,520,714.62                23,355.06
              67             6/20/05             124,895,946.73           768,052.83         3,219,621.80                22,020.36
              68             7/20/05             119,658,969.54           748,751.20         5,236,977.20                20,671.42
              69             8/20/05             109,484,439.46           717,355.52        10,174,530.07                19,360.90
              70             9/20/05             100,221,673.34           656,359.21         9,262,766.13                18,097.96
              71            10/20/05              91,639,557.55           600,828.93         8,582,115.78                16,824.15
              72            11/20/05              79,645,718.12           549,379.15        11,993,839.44                15,694.17
              73            12/20/05              67,660,831.75           477,476.08        11,984,886.36                14,614.54
              74             1/20/06              46,112,924.28           405,626.69        21,547,907.47                13,615.86
              75             2/20/06              40,571,507.17           276,446.98         5,541,417.11                12,823.93
              76             3/20/06              31,358,374.00           243,226.19         9,213,133.17                12,076.05
              77             4/20/06              26,555,323.98           187,993.45         4,803,050.02                11,357.79
              78             5/20/06              15,885,661.95           159,199.17        10,669,662.03                10,643.34
              79             6/20/06              10,764,854.96            95,234.54         5,120,806.99                10,033.10
              80             7/20/06               5,578,427.04            64,535.31         5,186,427.93                 9,461.27
              81             8/20/06                       0.00            33,442.67         5,578,427.04                 5,264.51

         ASSUMPTIONS                                              MONEY MARKET CURVE AS OF 10/29/99    TREASURY CURVE AS OF 10/29/99
         -----------                                              ---------------------------------    -----------------------------
1% Cleanup Call is Not Exercised                                  TERM (YRS)            YIELD (BEY%)   TERM (YRS)       YIELD (BEY%)
--------------------------------                                  ----------            ------------   ----------       ------------
Initial Balance is calculated using the projected Unpaid
   Principal Balance as of Nov 10, 1999                              1/12                  4.700          1/4              5.080
Prepay Rates are a Constant % of CPR                                  1/4                  5.150          1/2              5.260
100% of All Prepayment Premiums are assumed to be collected           1/2                  5.600           1               5.410
Prepayment Premiums are allocated to one or more classes               1                   5.650           2               5.780
  of the offered certificates as described in the prospectus
  using the Discount Rate Fraction Method (see Prospectus or           2                   5.950           5               5.940
  Example in Term Sheet)                                               5                   6.300           10              6.020
No Extensions on any Mortgage Loan                                                                         30              6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: A-3

Security ID:                   NationsLink 99-2                                         Initial Balance:                232,000,439
Settlement Date:                           11/30/99                                     Initial Pass-Through Rate:          7.1940%
Accrual Start Date:                        11/1/99                                      Coupon Type:                       Fixed (1)
First Pay Date:                            12/20/99                                     (1) Pass-Through Rate will not exceed
                                                                                            the weighted average Net Mortgage Rate.

PREPAYMENT (CPR)                          SCENARIO 1
----------------                          ----------
PORTFOLIO MORTGAGE LOANS
During YM                                   9.00%
During Open/Fixed Penalty                   9.00%
CONDUIT MORTGAGE LOANS
During YM                                   0.00%
During Open/Fixed Penalty                   0.00%

 Period Number        Pay Date               End Balance           Interest Payment     Principal Payment        Yield Maintenance
 -------------        --------               -----------           ----------------     -----------------        -----------------

               1            12/20/99             232,000,439.00         1,390,842.63                    0                        0
               2             1/20/00             232,000,439.00         1,390,842.63                    0                        0
               3             2/20/00             232,000,439.00         1,390,842.63                    0                        0
               4             3/20/00             232,000,439.00         1,390,842.63                    0                        0
               5             4/20/00             232,000,439.00         1,390,842.63                    0                        0
               6             5/20/00             232,000,439.00         1,390,842.63                    0                        0
               7             6/20/00             232,000,439.00         1,390,842.63                    0                        0
               8             7/20/00             232,000,439.00         1,390,842.63                    0                        0
               9             8/20/00             232,000,439.00         1,390,842.63                    0                        0
              10             9/20/00             232,000,439.00         1,390,842.63                    0                        0
              11            10/20/00             232,000,439.00         1,390,842.63                    0                        0
              12            11/20/00             232,000,439.00         1,390,842.63                    0                        0
              13            12/20/00             232,000,439.00         1,390,842.63                    0                        0
              14             1/20/01             232,000,439.00         1,390,842.63                    0                        0
              15             2/20/01             232,000,439.00         1,390,842.63                    0                        0
              16             3/20/01             232,000,439.00         1,390,842.63                    0                        0
              17             4/20/01             232,000,439.00         1,390,842.63                    0                        0
              18             5/20/01             232,000,439.00         1,390,842.63                    0                        0
              19             6/20/01             232,000,439.00         1,390,842.63                    0                        0
              20             7/20/01             232,000,439.00         1,390,842.63                    0                        0
              21             8/20/01             232,000,439.00         1,390,842.63                    0                        0
              22             9/20/01             232,000,439.00         1,390,842.63                    0                        0
              23            10/20/01             232,000,439.00         1,390,842.63                    0                        0
              24            11/20/01             232,000,439.00         1,390,842.63                    0                        0
              25            12/20/01             232,000,439.00         1,390,842.63                    0                        0
              26             1/20/02             232,000,439.00         1,390,842.63                    0                        0
              27             2/20/02             232,000,439.00         1,390,842.63                    0                        0
              28             3/20/02             232,000,439.00         1,390,842.63                    0                        0
              29             4/20/02             232,000,439.00         1,390,842.63                    0                        0
              30             5/20/02             232,000,439.00         1,390,842.63                    0                        0
              31             6/20/02             232,000,439.00         1,390,842.63                    0                        0
              32             7/20/02             232,000,439.00         1,390,842.63                    0                        0
              33             8/20/02             232,000,439.00         1,390,842.63                    0                        0
              34             9/20/02             232,000,439.00         1,390,842.63                    0                        0
              35            10/20/02             232,000,439.00         1,390,842.63                    0                        0
              36            11/20/02             232,000,439.00         1,390,842.63                    0                        0
              37            12/20/02             232,000,439.00         1,390,842.63                    0                        0
              38             1/20/03             225,686,470.35         1,390,842.63         6,313,968.65                43,518.64
              39             2/20/03             222,192,943.58         1,352,990.39         3,493,526.77                72,512.41
              40             3/20/03             217,416,759.91         1,332,046.70         4,776,183.67                70,577.58
              41             4/20/03             213,996,023.35         1,303,413.48         3,420,736.55                68,650.28
              42             5/20/03             210,597,047.03         1,282,906.16         3,398,976.32                66,691.78
              43             6/20/03             207,231,333.79         1,262,529.30         3,365,713.24                64,777.88
              44             7/20/03             203,887,066.17         1,242,351.85         3,344,267.62                62,222.36
              45             8/20/03             198,477,456.32         1,222,302.96         5,409,609.85                60,381.02
              46             9/20/03             194,337,447.21         1,189,872.35         4,140,009.11                58,594.03
              47            10/20/03             191,107,391.89         1,165,053.00         3,230,055.32                56,834.34
              48            11/20/03             187,908,970.94         1,145,688.81         3,198,420.95                55,086.91
              49            12/20/03             184,730,956.44         1,126,514.28         3,178,014.50                53,369.91
              50             1/20/04             181,584,053.81         1,107,462.08         3,146,902.63                51,674.50
              51             2/20/04             178,462,604.34         1,088,596.40         3,121,449.46                50,036.94
              52             3/20/04             174,068,771.19         1,069,883.31         4,393,833.15                48,387.03
              53             4/20/04             171,010,219.39         1,043,542.28         3,058,551.80                46,646.83
              54             5/20/04             167,992,780.44         1,025,206.27         3,017,438.95                45,019.59
              55             6/20/04             163,908,730.24         1,007,116.72         4,084,050.21                43,401.07
              56             7/20/04             160,954,476.83           982,632.84         2,954,253.41                41,771.37
              57             8/20/04             153,782,055.54           964,922.09         7,172,421.29                40,123.48
              58             9/20/04             146,802,498.21           921,923.42         6,979,557.32                38,517.71
              59            10/20/04             142,092,000.80           880,080.98         4,710,497.42                36,913.93
              60            11/20/04             135,659,882.09           851,841.54         6,432,118.70                35,110.81
              61            12/20/04             129,683,103.68           813,280.99         5,976,778.42                33,524.17
              62             1/20/05             122,149,186.73           777,450.21         7,533,916.95                31,942.57
              63             2/20/05             118,815,285.98           732,284.37         3,333,900.74                30,407.15
              64             3/20/05             115,243,167.13           712,297.64         3,572,118.85                28,888.11
              65             4/20/05             112,031,776.32           690,882.79         3,211,390.81                27,368.42
              66             5/20/05             107,596,867.73           671,630.50         4,434,908.59                25,840.79
              67             6/20/05             104,361,207.95           645,043.22         3,235,659.78                24,330.86
              68             7/20/05              99,295,101.03           625,645.44         5,066,106.92                22,809.28
              69             8/20/05              89,747,855.50           595,274.13         9,547,245.53                21,334.14
              70             9/20/05              81,055,045.02           538,038.39         8,692,810.48                19,915.33
              71            10/20/05              73,003,427.53           485,924.99         8,051,617.49                18,488.40
              72            11/20/05              61,880,437.35           437,655.55        11,122,990.18                17,223.16
              73            12/20/05              50,795,500.43           370,973.22        11,084,936.92                16,016.52
              74             1/20/06              31,094,538.77           304,519.03        19,700,961.66                14,901.72
              75             2/20/06              25,898,625.62           186,411.76         5,195,913.15                14,015.89
              76             3/20/06              17,406,047.62           155,262.26         8,492,577.99                13,180.53
              77             4/20/06              12,907,217.52           104,349.26         4,498,830.10                12,379.70
              78             5/20/06               3,145,246.53            77,378.77         9,761,970.99                11,585.17
              79             6/20/06                       0.00            18,855.75         3,145,246.53                 7,217.00

         ASSUMPTIONS                                            MONEY MARKET CURVE AS OF 10/29/99   TREASURY CURVE AS OF 10/29/99
         -----------                                            ---------------------------------   -----------------------------
1% Cleanup Call is Not Exercised                                TERM (YRS)            YIELD (BEY%)  TERM (YRS)        YIELD (BEY%)
--------------------------------                                ----------            ------------  ----------        ------------
Initial Balance is calculated using the projected Unpaid
  Principal Balance as of Nov 10, 1999                             1/12                   4.700         1/4              5.080
Prepay Rates are a Constant % of CPR                                1/4                   5.150         1/2              5.260
100% of All Prepayment Premiums are assumed to be collected         1/2                   5.600          1               5.410
Prepayment Premiums are allocated to one or more classes             1                    5.650          2               5.780
  of the offered certificates as described in the prospectus
  using the Discount Rate Fraction Method (see Prospectus or         2                    5.950          5               5.940
  Example in Term Sheet)                                             5                    6.300          10              6.020
No Extensions on any Mortgage Loan                                                                       30              6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: A-2

Security ID:                    NationsLink 99-2                  Initial Balance:                     84,648,789
Settlement Date:                       11/30/99                   Initial Pass-Through Rate:              6.9200%
Accrual Start Date:                     11/1/99                   Coupon Type:                              Fixed
First Pay Date:                        12/20/99

PREPAYMENT (CPR)             SCENARIO 1        SCENARIO 2         SCENARIO 3      SCENARIO 4       SCENARIO 5
Portfolio Mortgage Loans
During YM                       0.00%             3.00%              6.00%           9.00%           12.00%
During Open/Fixed Penalty       0.00%             3.00%              6.00%           9.00%           12.00%
CONDUIT MORTGAGE LOANS
During YM                       0.00%             0.00%              0.00%           0.00%            0.00%
During Open/Fixed Penalty       0.00%             0.00%              0.00%           0.00%            0.00%


                             SCENARIO 1        SCENARIO 2         SCENARIO 3      SCENARIO 4       SCENARIO 5
             99-16              7.05              7.17               7.29            7.50             7.74
             99-18              7.04              7.16               7.27            7.47             7.70
             99-20              7.02              7.14               7.25            7.44             7.67
             99-22              7.01              7.12               7.23            7.42             7.64
             99-24              6.99              7.10               7.20            7.39             7.61
             99-26              6.98              7.08               7.18            7.36             7.58
             99-28              6.96              7.06               7.16            7.34             7.55
             99-30              6.95              7.05               7.13            7.31             7.52
            100-00              6.93              7.03               7.11            7.28             7.49
            100-02              6.92              7.01               7.09            7.26             7.45
            100-04              6.90              6.99               7.07            7.23             7.42
            100-06              6.89              6.97               7.04            7.20             7.39
            100-08              6.88              6.95               7.02            7.18             7.36
            100-10              6.86              6.94               7.00            7.15             7.33
            100-12              6.85              6.92               6.98            7.12             7.30
            100-14              6.83              6.90               6.95            7.10             7.27
            100-16              6.82              6.88               6.93            7.07             7.24
WAL (YRS)                       5.19              4.02               3.15            2.65             2.23
Mod Dur                         4.22              3.38               2.73            2.34             1.99
First Prin Date              04/20/2004        11/20/2002         07/20/2002      11/20/2001       08/20/2001
Final Prin Date              09/20/2005        11/20/2004         10/20/2003      01/20/2003       09/20/2002
Prin Window                      18                25                 16              15               14

          ASSUMPTIONS                                                                            MONEY MARKET CURVE AS OF 10/29/99
1% Cleanup Call is Not Exercised                                                                     TERM (YRS)      YIELD (BEY%)
Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10,1999         1/12               4.700

Prepay Rates are a Constant % of CPR                                                                  1/4               5.150
100% of All Prepayment Premiums are assumed to be collected                                           1/2               5.600
Prepayment Premiums are allocated to one or more classes                                               1                5.650
  of the offered certificates as described in the prospectus using                                     2                5.950
  the Discount Rate Fraction Method
 (see Prospectus or Example in Term Sheet)                                                             5                6.300
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

          ASSUMPTIONS                                                                             TREASURY CURVE AS OF 10/29/99
1% Cleanup Call is Not Exercised                                                                  TERM (YRS)     YIELD (BEY%)
Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10,1999         1/4           5.080

Prepay Rates are a Constant % of CPR                                                                  1/2           5.260
100% of All Prepayment Premiums are assumed to be collected                                            1            5.410
Prepayment Premiums are allocated to one or more classes                                               2            5.780
  of the offered certificates as described in the prospectus using                                     5            5.940
  the Discount Rate Fraction Method
 (see Prospectus or Example in Term Sheet)                                                            10            6.020
No Extensions on any Mortgage Loan                                                                    30            6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan




RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: A-3

Security ID:                NationsLink 99-2        Initial Balance:                   232,000,439
Settlement Date:                   11/30/99         Initial Pass-Through Rate:             7.1940%
Accrual Start Date:                 11/1/99         Coupon Type:                          Fixed (1)
First Pay Date:                    12/20/99         (1) Pass-Through Rate will not exceed the weighted average Net Mortgage Rate.

PREPAYMENT (CPR)              SCENARIO 1      SCENARIO 2      SCENARIO 3      SCENARIO 4      SCENARIO 5
PORTFOLIO MORTGAGE LOANS
During YM                        0.00%          3.00%            6.00%           9.00%          12.00%
During Open/Fixed Penalty        0.00%          3.00%            6.00%           9.00%          12.00%
CONDUIT MORTGAGE LOANS
During YM                        0.00%          0.00%            0.00%           0.00%          0.00%
During Open/Fixed Penalty        0.00%          0.00%            0.00%           0.00%          0.00%


                              SCENARIO 1      SCENARIO 2      SCENARIO 3      SCENARIO 4      SCENARIO 5
             99-16               7.33            7.34            7.38            7.45            7.52
             99-18               7.31            7.33            7.37            7.44            7.50
             99-20               7.30            7.32            7.35            7.42            7.49
             99-22               7.29            7.30            7.34            7.41            7.47
             99-24               7.28            7.29            7.33            7.39            7.45
             99-26               7.26            7.28            7.31            7.38            7.44
             99-28               7.25            7.26            7.30            7.36            7.42
             99-30               7.24            7.25            7.29            7.35            7.40
            100-00               7.23            7.24            7.27            7.33            7.39
            100-02               7.22            7.22            7.26            7.32            7.37
            100-04               7.20            7.21            7.24            7.30            7.35
            100-06               7.19            7.20            7.23            7.29            7.34
            100-08               7.18            7.19            7.22            7.27            7.32
            100-10               7.17            7.17            7.20            7.26            7.30
            100-12               7.15            7.16            7.19            7.24            7.29
            100-14               7.14            7.15            7.18            7.23            7.27
            100-16               7.13            7.13            7.16            7.21            7.26
WAL (YRS)                        6.55            6.16            5.70            5.15            4.62
Mod Dur                          5.05            4.81            4.51            4.13            3.76
First Prin Date               09/20/2005      11/20/2004      10/20/2003      01/20/2003      09/20/2002
Final Prin Date               09/20/2007      03/20/2007      12/20/2006      06/20/2006      03/20/2006
Prin Window                       25              29              39              42              43

          ASSUMPTIONS                                                                             MONEY MARKET CURVE AS OF 10/29/99

1% Cleanup Call is Not Exercised                                                                    TERM (YRS)      YIELD (BEY%)
Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999          1/12             4.700

Prepay Rates are a Constant % of CPR                                                                    1/4             5.150
100% of All Prepayment Premiums are assumed to be collected                                             1/2             5.600
Prepayment Premiums are allocated to one or more classes                                                 1              5.650
  of the offered certificates as described in the prospectus using                                       2              5.950
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)                            5              6.300
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


          ASSUMPTIONS                                                                              TREASURY CURVE AS OF 10/29/99

1% Cleanup Call is Not Exercised                                                                   TERM (YRS)       YIELD (BEY%)
Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999       1/4               5.080

Prepay Rates are a Constant % of CPR                                                                1/2               5.260
100% of All Prepayment Premiums are assumed to be collected                                          1                5.410
Prepayment Premiums are allocated to one or more classes                                             2                5.780
  of the offered certificates as described in the prospectus using                                   5                5.940
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)                        10               6.020
No Extensions on any Mortgage Loan                                                                   30               6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan




RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT
PENALTIES


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: A-4

Security ID:                    NationsLink 99-2      Initial Balance:                    110,485,256
Settlement Date:                       11/30/99       Initial Pass-Through Rate:              7.3420%
Accrual Start Date:                     11/1/99       Coupon Type:                           Fixed (1)
First Pay Date:                        12/20/99       (1) Pass-Through Rate will not exceed the weighted average Net Mortgage Rate.


PREPAYMENT (CPR)                       SCENARIO 1           SCENARIO 2          SCENARIO 3          SCENARIO 4          SCENARIO 5
Portfolio Mortgage Loans
During YM                                 0.00%                3.00%              6.00%                9.00%              12.00%
During Open/Fixed Penalty                 0.00%                3.00%              6.00%                9.00%              12.00%
CONDUIT MORTGAGE LOANS
During YM                                 0.00%                0.00%              0.00%                0.00%               0.00%
During Open/Fixed Penalty                 0.00%                0.00%              0.00%                0.00%               0.00%


                                       SCENARIO 1           SCENARIO 2          SCENARIO 3          SCENARIO 4          SCENARIO 5
             99-00                        7.55                 7.55                7.56                7.57                7.58
             99-04                        7.53                 7.53                7.54                7.55                7.56
             99-08                        7.51                 7.51                7.52                7.53                7.53
             99-12                        7.49                 7.49                7.50                7.50                7.51
             99-16                        7.47                 7.47                7.47                7.48                7.49
             99-20                        7.45                 7.45                7.45                7.46                7.47
             99-24                        7.43                 7.43                7.43                7.44                7.44
             99-28                        7.41                 7.41                7.41                7.42                7.42
             100-00                       7.39                 7.39                7.39                7.39                7.40
             100-04                       7.37                 7.37                7.37                7.37                7.38
             100-08                       7.35                 7.35                7.35                7.35                7.35
             100-12                       7.33                 7.33                7.33                7.33                7.33
             100-16                       7.31                 7.31                7.31                7.31                7.31
             100-20                       7.28                 7.28                7.28                7.29                7.29
             100-24                       7.26                 7.26                7.26                7.26                7.26
             100-28                       7.24                 7.24                7.24                7.24                7.24
             101-00                       7.22                 7.22                7.22                7.22                7.22
WAL (YRS)                                 8.54                 8.33                8.07                7.78                7.49
Mod Dur                                   6.13                 6.02                5.88                5.72                5.55
First Prin Date                        09/20/2007           03/20/2007          12/20/2006          06/20/2006          03/20/2006
Final Prin Date                        10/20/2008           10/20/2008          10/20/2008          10/20/2008          10/20/2008
Prin Window                                14                   20                  23                  29                  32

          ASSUMPTIONS                                                                   MONEY MARKET CURVE AS OF 10/29/99
1% Cleanup Call is Not Exercised                                                        TERM (YRS)             YIELD (BEY%)
Initial Balance is calculated using the projected Unpaid
Principal Balance as of Nov 10, 1999                                                       1/12                    4.700
Prepay Rates are a Constant % of CPR                                                       1/4                     5.150
100% of All Prepayment Premiums are assumed to be collected                                1/2                     5.600
Prepayment Premiums are allocated to one or more classes                                    1                      5.650
  of the offered certificates as described in the prospectus using                          2                      5.950
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)               5                      6.300
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

          ASSUMPTIONS                                                                        TREASURY CURVE AS OF 10/29/99
1% Cleanup Call is Not Exercised                                                          TERM (YRS)              YIELD (BEY%)
Initial Balance is calculated using the projected Unpaid
Principal Balance as of Nov 10, 1999                                                          1/4                    5.080
Prepay Rates are a Constant % of CPR                                                          1/2                    5.260
100% of All Prepayment Premiums are assumed to be collected                                    1                     5.410
Prepayment Premiums are allocated to one or more classes                                       2                     5.780
  of the offered certificates as described in the prospectus using                             5                     5.940
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)                 10                     6.020
No Extensions on any Mortgage Loan                                                            30                     6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan



RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT
PENALTIES


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: A-2

Security ID:                     NationsLink 99-2                        Initial Balance:                     84,648,789
Settlement Date:                        11/30/99                         Initial Pass-Through Rate:              6.9200%
Accrual Start Date:                      11/1/99                         Coupon Type:                              Fixed
First Pay Date:                         12/20/99

PREPAYMENT (CPR)                    SCENARIO 1          SCENARIO 2          SCENARIO 3          SCENARIO 4              SCENARIO 5
Portfolio Mortgage Loans
During YM                              0.00%               3.00%              6.00%                9.00%                  12.00%
During Open/Fixed Penalty              0.00%               3.00%              6.00%                9.00%                  12.00%
CONDUIT MORTGAGE LOANS
During YM                              0.00%               0.00%              0.00%                0.00%                   0.00%
During Open/Fixed Penalty              0.00%               0.00%              0.00%                0.00%                   0.00%


                                    SCENARIO 1          SCENARIO 2          SCENARIO 3          SCENARIO 4              SCENARIO 5
             99-16                     7.05                7.07                7.08                7.09                    7.10
             99-18                     7.04                7.05                7.06                7.06                    7.07
             99-20                     7.02                7.03                7.03                7.04                    7.04
             99-22                     7.01                7.01                7.01                7.01                    7.01
             99-24                     6.99                6.99                6.99                6.98                    6.98
             99-26                     6.98                6.98                6.96                6.96                    6.95
             99-28                     6.96                6.96                6.94                6.93                    6.92
             99-30                     6.95                6.94                6.92                6.90                    6.89
             100-00                    6.93                6.92                6.90                6.88                    6.86
             100-02                    6.92                6.90                6.87                6.85                    6.82
             100-04                    6.90                6.88                6.85                6.82                    6.79
             100-06                    6.89                6.86                6.83                6.80                    6.76
             100-08                    6.88                6.85                6.81                6.77                    6.73
             100-10                    6.86                6.83                6.78                6.74                    6.70
             100-12                    6.85                6.81                6.76                6.72                    6.67
             100-14                    6.83                6.79                6.74                6.69                    6.64
             100-16                    6.82                6.77                6.71                6.67                    6.61
WAL (YRS)                              5.19                4.02                3.15                2.65                    2.23
Mod Dur                                4.22                3.39                2.74                2.34                    2.00
First Prin Date                     04/20/2004          11/20/2002          07/20/2002          11/20/2001              08/20/2001
Final Prin Date                     09/20/2005          11/20/2004          10/20/2003          01/20/2003              09/20/2002
Prin Window                             18                  25                  16                  15                      14

          ASSUMPTIONS                                                                           MONEY MARKET CURVE AS OF 10/29/99
1% Cleanup Call is Not Exercised                                                                TERM (YRS)             FIELD (BEY%)

Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999     1/12                    5.700
Prepay Rates are a Constant % of CPR                                                              1/4                     6.150
100% of All Prepayment Premiums are assumed to be collected                                       1/2                     6.600
Prepayment Premiums are allocated to one or more classes                                           1                      6.650
  of the offered certificates as described in the prospectus using                                 2                      6.950
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)                      5                      7.300
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

          ASSUMPTIONS                                                                               TREASURY CURVE AS OF 10/29/99
1% Cleanup Call is Not Exercised                                                                 TERM (YRS)             YIELD (BEY%)

Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999       1/4                   6.080
Prepay Rates are a Constant % of CPR                                                                1/2                   6.260
100% of All Prepayment Premiums are assumed to be collected                                          1                    6.410
Prepayment Premiums are allocated to one or more classes                                             2                    6.780
  of the offered certificates as described in the prospectus using                                   5                    6.940
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)                       10                    7.020
No Extensions on any Mortgage Loan                                                                  30                    7.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT
PENALTIES


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: A-3

Security ID:                 NationsLink 99-2       Initial Balance:                    232,000,439
Settlement Date:                    11/30/99        Initial Pass-Through Rate:              7.1940%
Accrual Start Date:                  11/1/99        Coupon Type:                           Fixed (1)
First Pay Date:                     12/20/99        (1) Pass-Through Rate will not exceed the weighted average Net Mortgage Rate.

PREPAYMENT (CPR)               SCENARIO 1         SCENARIO 2         SCENARIO 3              SCENARIO 4              SCENARIO 5
Portfolio Mortgage Loans
During YM                         0.00%              3.00%              6.00%                   9.00%                  12.00%
During Open/Fixed Penalty         0.00%              3.00%              6.00%                   9.00%                  12.00%
CONDUIT MORTGAGE LOANS
During YM                         0.00%              0.00%              0.00%                   0.00%                   0.00%
During Open/Fixed Penalty         0.00%              0.00%              0.00%                   0.00%                   0.00%


                               SCENARIO 1         SCENARIO 2         SCENARIO 3              SCENARIO 4              SCENARIO 5
             99-16                7.33               7.33               7.34                    7.36                    7.37
             99-18                7.31               7.32               7.33                    7.34                    7.36
             99-20                7.30               7.30               7.31                    7.33                    7.34
             99-22                7.29               7.29               7.30                    7.31                    7.32
             99-24                7.28               7.28               7.29                    7.30                    7.31
             99-26                7.26               7.27               7.27                    7.28                    7.29
             99-28                7.25               7.25               7.26                    7.27                    7.27
             99-30                7.24               7.24               7.24                    7.25                    7.26
            100-00                7.23               7.23               7.23                    7.24                    7.24
            100-02                7.22               7.21               7.22                    7.22                    7.22
            100-04                7.20               7.20               7.20                    7.21                    7.21
            100-06                7.19               7.19               7.19                    7.19                    7.19
            100-08                7.18               7.18               7.18                    7.18                    7.17
            100-10                7.17               7.16               7.16                    7.16                    7.16
            100-12                7.15               7.15               7.15                    7.15                    7.14
            100-14                7.14               7.14               7.13                    7.13                    7.12
            100-16                7.13               7.12               7.12                    7.12                    7.11
WAL (YRS)                         6.55               6.16               5.70                    5.15                    4.62
Mod Dur                           5.05               4.81               4.51                    4.13                    3.77
First Prin Date                09/20/2005         11/20/2004         10/20/2003              01/20/2003              09/20/2002
Final Prin Date                09/20/2007         03/20/2007         12/20/2006              06/20/2006              03/20/2006
Prin Window                        25                 29                 39                      42                      43


          ASSUMPTIONS                                                                             MONEY MARKET CURVE AS OF 10/29/99
1% Cleanup Call is Not Exercised                                                                 TERM (YRS)           YIELD (BEY%)

Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999       1/12                  5.700
Prepay Rates are a Constant % of CPR                                                                 1/4                  6.150
100% of All Prepayment Premiums are assumed to be collected                                          1/2                  6.600
Prepayment Premiums are allocated to one or more classes                                              1                   6.650
  of the offered certificates as described in the prospectus using                                    2                   6.950
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)                         5                   7.300
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


          ASSUMPTIONS                                                                               TREASURY CURVE AS OF 10/29/99
1% Cleanup Call is Not Exercised                                                                  TERM (YRS)           YIELD (BEY%)

Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999          1/4                  6.080
Prepay Rates are a Constant % of CPR                                                                   1/2                  6.260
100% of All Prepayment Premiums are assumed to be collected                                             1                   6.410
Prepayment Premiums are allocated to one or more classes                                                2                   6.780
  of the offered certificates as described in the prospectus using                                      5                   6.940
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)                          10                   7.020
No Extensions on any Mortgage Loan                                                                     30                   7.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT
PENALTIES


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: A-4

Security ID:                   NationsLink 99-2       Initial Balance:                   110,485,256
Settlement Date:                      11/30/99        Initial Pass-Through Rate:             7.3420%
Accrual Start Date:                    11/1/99        Coupon Type:                          Fixed (1)
First Pay Date:                       12/20/99        (1) Pass-Through Rate will not exceed the weighted average Net Mortgage Rate.

PREPAYMENT (CPR)                      SCENARIO 1      SCENARIO 2          SCENARIO 3          SCENARIO 4              SCENARIO 5
Portfolio Mortgage Loans
During YM                                0.00%           3.00%               6.00%               9.00%                  12.00%
During Open/Fixed Penalty                0.00%           3.00%               6.00%               9.00%                  12.00%
CONDUIT MORTGAGE LOANS
During YM                                0.00%           0.00%               0.00%               0.00%                  0.00%
During Open/Fixed Penalty                0.00%           0.00%               0.00%               0.00%                  0.00%


                                      SCENARIO 1      SCENARIO 2          SCENARIO 3          SCENARIO 4              SCENARIO 5
             99-00                       7.55            7.55                7.55                7.56                    7.56
             99-04                       7.53            7.53                7.53                7.54                    7.54
             99-08                       7.51            7.51                7.51                7.52                    7.52
             99-12                       7.49            7.49                7.49                7.49                    7.50
             99-16                       7.47            7.47                7.47                7.47                    7.47
             99-20                       7.45            7.45                7.45                7.45                    7.45
             99-24                       7.43            7.43                7.43                7.43                    7.43
             99-28                       7.41            7.41                7.41                7.41                    7.41
            100-00                       7.39            7.39                7.38                7.38                    7.38
            100-04                       7.37            7.36                7.36                7.36                    7.36
            100-08                       7.35            7.34                7.34                7.34                    7.34
            100-12                       7.33            7.32                7.32                7.32                    7.32
            100-16                       7.31            7.30                7.30                7.30                    7.29
            100-20                       7.28            7.28                7.28                7.28                    7.27
            100-24                       7.26            7.26                7.26                7.25                    7.25
            100-28                       7.24            7.24                7.24                7.23                    7.23
            101-00                       7.22            7.22                7.22                7.21                    7.21
WAL (YRS)                                8.54            8.33                8.07                7.78                    7.49
Mod Dur                                  6.13            6.02                5.88                5.72                    5.55
First Prin Date                       09/20/2007      03/20/2007          12/20/2006          06/20/2006              03/20/2006
Final Prin Date                       10/20/2008      10/20/2008          10/20/2008          10/20/2008              10/20/2008
Prin Window                               14              20                  23                  29                      32

          ASSUMPTIONS                                                                            MONEY MARKET CURVE AS OF 10/29/99
1% Cleanup Call is Not Exercised                                                                TERM (YRS)             YIELD (BEY%)
Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999     1/12                    5.700
Prepay Rates are a Constant % of CPR                                                               1/4                    6.150
100% of All Prepayment Premiums are assumed to be collected                                        1/2                    6.600
Prepayment Premiums are allocated to one or more classes                                            1                     6.650
  of the offered certificates as described in the prospectus using                                  2                     6.950
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)                       5                     7.300
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

          ASSUMPTIONS                                                                             TREASURY CURVE AS OF 10/29/99
1% Cleanup Call is Not Exercised                                                                TERM (YRS)            YIELD (BEY%)
Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999     1/4                    6.080
Prepay Rates are a Constant % of CPR                                                              1/2                    6.260
100% of All Prepayment Premiums are assumed to be collected                                        1                     6.410
Prepayment Premiums are allocated to one or more classes                                           2                     6.780
  of the offered certificates as described in the prospectus using                                 5                     6.940
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)                      10                    7.020
No Extensions on any Mortgage Loan                                                                 30                    7.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT
PENALTIES


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: A-2

Security ID:                    NationsLink 99-2                 Initial Balance:                    84,648,789
Settlement Date:                       11/30/99                  Initial Pass-Through Rate:             6.9200%
Accrual Start Date:                     11/1/99                  Coupon Type:                             Fixed
First Pay Date:                        12/20/99

PREPAYMENT (CPR)                      SCENARIO 1         SCENARIO 2          SCENARIO 3          SCENARIO 4           SCENARIO 5
Portfolio Mortgage Loans
During YM                                0.00%              3.00%               6.00%               9.00%               12.00%
During Open/Fixed Penalty                0.00%              3.00%               6.00%               9.00%               12.00%
CONDUIT MORTGAGE LOANS
During YM                                0.00%              0.00%               0.00%               0.00%                0.00%
During Open/Fixed Penalty                0.00%              0.00%               0.00%               0.00%                0.00%


                                      SCENARIO 1         SCENARIO 2          SCENARIO 3          SCENARIO 4           SCENARIO 5
             99-16                       7.05               7.06                7.07                7.08                 7.09
             99-18                       7.04               7.04                7.05                7.05                 7.06
             99-20                       7.02               7.02                7.02                7.02                 7.03
             99-22                       7.01               7.00                7.00                7.00                 6.99
             99-24                       6.99               6.99                6.98                6.97                 6.96
             99-26                       6.98               6.97                6.96                6.94                 6.93
             99-28                       6.96               6.95                6.93                6.92                 6.90
             99-30                       6.95               6.93                6.91                6.89                 6.87
            100-00                       6.93               6.91                6.89                6.86                 6.84
            100-02                       6.92               6.89                6.86                6.84                 6.81
            100-04                       6.90               6.88                6.84                6.81                 6.78
            100-06                       6.89               6.86                6.82                6.79                 6.75
            100-08                       6.88               6.84                6.80                6.76                 6.71
            100-10                       6.86               6.82                6.77                6.73                 6.68
            100-12                       6.85               6.80                6.75                6.71                 6.65
            100-14                       6.83               6.78                6.73                6.68                 6.62
            100-16                       6.82               6.77                6.71                6.65                 6.59
WAL (YRS)                                5.19               4.02                3.15                2.65                 2.23
Mod Dur                                  4.22               3.39                2.74                2.34                 2.00
First Prin Date                       04/20/2004         11/20/2002          07/20/2002          11/20/2001           08/20/2001
Final Prin Date                       09/20/2005         11/20/2004          10/20/2003          01/20/2003           09/20/2002
Prin Window                               18                 25                  16                  15                   14

          ASSUMPTIONS                                                                             MONEY MARKET CURVE AS OF 10/29/99
1% Cleanup Call is Not Exercised                                                                TERM (YRS)             YIELD (BEY%)
Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999       1/12                    6.700
Prepay Rates are a Constant % of CPR                                                                 1/4                    7.150
100% of All Prepayment Premiums are assumed to be collected                                          1/2                    7.600
Prepayment Premiums are allocated to one or more classes                                              1                     7.650
  of the offered certificates as described in the prospectus using                                    2                     7.950
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)                         5                     8.300
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

          ASSUMPTIONS                                                                               TREASURY CURVE AS OF 10/29/99
1% Cleanup Call is Not Exercised                                                                 TERM (YRS)            YIELD (BEY%)
Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999        1/4                   7.080
Prepay Rates are a Constant % of CPR                                                                 1/2                   7.260
100% of All Prepayment Premiums are assumed to be collected                                           1                    7.410
Prepayment Premiums are allocated to one or more classes                                              2                    7.780
  of the offered certificates as described in the prospectus using                                    5                    7.940
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)                         10                   8.020
No Extensions on any Mortgage Loan                                                                    30                   8.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan



RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT
PENALTIES


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: A-3

Security ID:                    NationsLink 99-2      Initial Balance:                    232,000,439
Settlement Date:                       11/30/99       Initial Pass-Through Rate:              7.1940%
Accrual Start Date:                     11/1/99       Coupon Type:                           Fixed (1)
First Pay Date:                        12/20/99       (1) Pass-Through Rate will not exceed the weighted average Net Mortgage Rate.

PREPAYMENT (CPR)               SCENARIO 1           SCENARIO 2           SCENARIO 3          SCENARIO 4              SCENARIO 5
Portfolio Mortgage Loans
During YM                         0.00%                3.00%               6.00%                9.00%                  12.00%
During Open/Fixed Penalty         0.00%                3.00%               6.00%                9.00%                  12.00%
CONDUIT MORTGAGE LOANS
During YM                         0.00%                0.00%               0.00%                0.00%                   0.00%
During Open/Fixed Penalty         0.00%                0.00%               0.00%                0.00%                   0.00%


                               SCENARIO 1           SCENARIO 2           SCENARIO 3          SCENARIO 4              SCENARIO 5
             99-16                7.33                 7.33                 7.33                7.33                    7.33
             99-18                7.31                 7.31                 7.32                7.32                    7.32
             99-20                7.30                 7.30                 7.30                7.30                    7.30
             99-22                7.29                 7.29                 7.29                7.29                    7.28
             99-24                7.28                 7.28                 7.27                7.27                    7.27
             99-26                7.26                 7.26                 7.26                7.26                    7.25
             99-28                7.25                 7.25                 7.25                7.24                    7.24
             99-30                7.24                 7.24                 7.23                7.23                    7.22
             100-00               7.23                 7.22                 7.22                7.21                    7.20
             100-02               7.22                 7.21                 7.20                7.20                    7.19
             100-04               7.20                 7.20                 7.19                7.18                    7.17
             100-06               7.19                 7.19                 7.18                7.17                    7.15
             100-08               7.18                 7.17                 7.16                7.15                    7.14
             100-10               7.17                 7.16                 7.15                7.14                    7.12
             100-12               7.15                 7.15                 7.14                7.12                    7.10
             100-14               7.14                 7.13                 7.12                7.11                    7.09
             100-16               7.13                 7.12                 7.11                7.09                    7.07
WAL (YRS)                         6.55                 6.16                 5.70                5.15                    4.62
Mod Dur                           5.05                 4.81                 4.51                4.14                    3.77
First Prin Date                09/20/2005           11/20/2004           10/20/2003          01/20/2003              09/20/2002
Final Prin Date                09/20/2007           03/20/2007           12/20/2006          06/20/2006              03/20/2006
Prin Window                        25                   29                   39                  42                      43

          ASSUMPTIONS                                                                            MONEY MARKET CURVE AS OF 10/29/99
1% Cleanup Call is Not Exercised                                                                 TERM (YRS)           YIELD (BEY%)

Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999       1/12                  6.700
Prepay Rates are a Constant % of CPR                                                                1/4                   7.150
100% of All Prepayment Premiums are assumed to be collected                                         1/2                   7.600
Prepayment Premiums are allocated to one or more classes                                             1                    7.650
  of the offered certificates as described in the prospectus using                                   2                    7.950
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)                        5                    8.300
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

          ASSUMPTIONS                                                                                TREASURY CURVE AS OF 10/29/99
1% Cleanup Call is Not Exercised                                                                   TERM (YRS)           YIELD (BEY%)

Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999          1/4                 7.080
Prepay Rates are a Constant % of CPR                                                                   1/2                 7.260
100% of All Prepayment Premiums are assumed to be collected                                             1                  7.410
Prepayment Premiums are allocated to one or more classes                                                2                  7.780
  of the offered certificates as described in the prospectus using                                      5                  7.940
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)                          10                  8.020
No Extensions on any Mortgage Loan                                                                     30                  8.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT
PENALTIES


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: A-4

Security ID:                    NationsLink 99-2      Initial Balance:                   110,485,256
Settlement Date:                       11/30/99       Initial Pass-Through Rate:             7.3420%
Accrual Start Date:                     11/1/99       Coupon Type:                          Fixed (1)
First Pay Date:                        12/20/99       (1) Pass-Through Rate will not exceed the weighted average Net Mortgage Rate.


PREPAYMENT (CPR)                  SCENARIO 1          SCENARIO 2         SCENARIO 3          SCENARIO 4          SCENARIO 5
Portfolio Mortgage Loans
During YM                            0.00%               3.00%              6.00%               9.00%              12.00%
During Open/Fixed Penalty            0.00%               3.00%              6.00%               9.00%              12.00%
CONDUIT MORTGAGE LOANS
During YM                            0.00%               0.00%              0.00%               0.00%              0.00%
During Open/Fixed Penalty            0.00%               0.00%              0.00%               0.00%              0.00%


                                  SCENARIO 1          SCENARIO 2         SCENARIO 3          SCENARIO 4          SCENARIO 5
             99-00                   7.55                7.55               7.55                7.56                7.56
             99-04                   7.53                7.53               7.53                7.53                7.54
             99-08                   7.51                7.51               7.51                7.51                7.51
             99-12                   7.49                7.49               7.49                7.49                7.49
             99-16                   7.47                7.47               7.47                7.47                7.47
             99-20                   7.45                7.45               7.45                7.45                7.45
             99-24                   7.43                7.43               7.42                7.42                7.42
             99-28                   7.41                7.40               7.40                7.40                7.40
            100-00                   7.39                7.38               7.38                7.38                7.38
            100-04                   7.37                7.36               7.36                7.36                7.36
            100-08                   7.35                7.34               7.34                7.34                7.33
            100-12                   7.33                7.32               7.32                7.32                7.31
            100-16                   7.31                7.30               7.30                7.29                7.29
            100-20                   7.28                7.28               7.28                7.27                7.27
            100-24                   7.26                7.26               7.26                7.25                7.25
            100-28                   7.24                7.24               7.24                7.23                7.22
            101-00                   7.22                7.22               7.21                7.21                7.20
WAL (YRS)                            8.54                8.33               8.07                7.78                7.49
Mod Dur                              6.13                6.02               5.88                5.72                5.55
First Prin Date                   09/20/2007          03/20/2007         12/20/2006          06/20/2006          03/20/2006
Final Prin Date                   10/20/2008          10/20/2008         10/20/2008          10/20/2008          10/20/2008
Prin Window                           14                  20                 23                  29                  32

          ASSUMPTIONS                                                                            MONEY MARKET CURVE AS OF 10/29/99
1% Cleanup Call is Not Exercised                                                                 TERM (YRS)            YIELD (BEY%)

Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999       1/12                   6.700
Prepay Rates are a Constant % of CPR                                                                 1/4                   7.150
100% of All Prepayment Premiums are assumed to be collected                                          1/2                   7.600
Prepayment Premiums are allocated to one or more classes                                              1                    7.650
  of the offered certificates as described in the prospectus using                                    2                    7.950
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)                         5                    8.300
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


          ASSUMPTIONS                                                                              TREASURY CURVE AS OF 10/29/99
1% Cleanup Call is Not Exercised                                                                 TERM (YRS)         YIELD (BEY%)

Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999       1/4                 7.080
Prepay Rates are a Constant % of CPR                                                                1/2                 7.260
100% of All Prepayment Premiums are assumed to be collected                                          1                  7.410
Prepayment Premiums are allocated to one or more classes                                             2                  7.780
  of the offered certificates as described in the prospectus using                                   5                  7.940
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)                        10                 8.020
No Extensions on any Mortgage Loan                                                                   30                 8.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT
PENALTIES


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: A-3

--------------------------------------------------------------------------------
Security ID:        NationsLink 99-2      Initial Balance:           232,000,439
Settlement Date:              11/30/99    Initial Pass-Through Rate:     7.1130%
Accrual Start Date:           11/1/99     Coupon Type:                    Fixed*
First Pay Date:               12/20/99    *Pass-Through Rate will not exceed the
                                           weighted average Net Mortgage Rate.
--------------------------------------------------------------------------------

PREPAYMENT (CPR)             SCENARIO 1
PORTFOLIO MORTGAGE LOANS
During YM                      6.00%
During Open/Fixed Penalty      6.00%
CONDUIT MORTGAGE LOANS                      A3 Initial Pass-Through Rate   7.113
During YM                      0.00%        Min WAC @ Pricing              7.304
During Open/Fixed Penalty      0.00%

                                                                                                              WAC On      Interest
Period Number   Pay Date    End Balance    Interest Payment      Principal Payment   Yield Maintenance    The Collateral    Rate
------------------------------------------------------------------------------------------------------------------------------------
     1          12/20/99   232,000,439.00    1,375,182.60                 0                 0                  7.663       7.113
     2           1/20/00   232,000,439.00    1,375,182.60                 0                 0                  7.784       7.113
     3           2/20/00   232,000,439.00    1,375,182.60                 0                 0                  7.660       7.113
     4           3/20/00   232,000,439.00    1,375,182.60                 0                 0                  7.655       7.113
     5           4/20/00   232,000,439.00    1,375,182.60                 0                 0                  7.777       7.113
     6           5/20/00   232,000,439.00    1,375,182.60                 0                 0                  7.652       7.113
     7           6/20/00   232,000,439.00    1,375,182.60                 0                 0                  7.775       7.113
     8           7/20/00   232,000,439.00    1,375,182.60                 0                 0                  7.649       7.113
     9           8/20/00   232,000,439.00    1,375,182.60                 0                 0                  7.773       7.113
    10           9/20/00   232,000,439.00    1,375,182.60                 0                 0                  7.771       7.113
    11          10/20/00   232,000,439.00    1,375,182.60                 0                 0                  7.643       7.113
    12          11/20/00   232,000,439.00    1,375,182.60                 0                 0                  7.768       7.113
    13          12/20/00   232,000,439.00    1,375,182.60                 0                 0                  7.638       7.113
    14           1/20/01   232,000,439.00    1,375,182.60                 0                 0                  7.636       7.113
    15           2/20/01   232,000,439.00    1,375,182.60                 0                 0                  7.635       7.113
    16           3/20/01   232,000,439.00    1,375,182.60                 0                 0                  7.634       7.113
    17           4/20/01   232,000,439.00    1,375,182.60                 0                 0                  7.756       7.113
    18           5/20/01   232,000,439.00    1,375,182.60                 0                 0                  7.621       7.113
    19           6/20/01   232,000,439.00    1,375,182.60                 0                 0                  7.749       7.113
    20           7/20/01   232,000,439.00    1,375,182.60                 0                 0                  7.612       7.113
    21           8/20/01   232,000,439.00    1,375,182.60                 0                 0                  7.742       7.113
    22           9/20/01   232,000,439.00    1,375,182.60                 0                 0                  7.742       7.113
    23          10/20/01   232,000,439.00    1,375,182.60                 0                 0                  7.597       7.113
    24          11/20/01   232,000,439.00    1,375,182.60                 0                 0                  7.722       7.113
    25          12/20/01   232,000,439.00    1,375,182.60                 0                 0                  7.584       7.113
    26           1/20/02   232,000,439.00    1,375,182.60                 0                 0                  7.583       7.113
    27           2/20/02   232,000,439.00    1,375,182.60                 0                 0                  7.581       7.113
    28           3/20/02   232,000,439.00    1,375,182.60                 0                 0                  7.580       7.113
    29           4/20/02   232,000,439.00    1,375,182.60                 0                 0                  7.716       7.113
    30           5/20/02   232,000,439.00    1,375,182.60                 0                 0                  7.577       7.113
    31           6/20/02   232,000,439.00    1,375,182.60                 0                 0                  7.714       7.113
    32           7/20/02   232,000,439.00    1,375,182.60                 0                 0                  7.571       7.113
    33           8/20/02   232,000,439.00    1,375,182.60                 0                 0                  7.705       7.113
    34           9/20/02   232,000,439.00    1,375,182.60                 0                 0                  7.704       7.113
    35          10/20/02   232,000,439.00    1,375,182.60                 0                 0                  7.559       7.113
    36          11/20/02   232,000,439.00    1,375,182.60                 0                 0                  7.695       7.113
    37          12/20/02   232,000,439.00    1,375,182.60                 0                 0                  7.548       7.113
    38           1/20/03   232,000,439.00    1,375,182.60                 0                 0                  7.547       7.113
    39           2/20/03   232,000,439.00    1,375,182.60                 0                 0                  7.542       7.113
    40           3/20/03   232,000,439.00    1,375,182.60                 0                 0                  7.541       7.113
    41           4/20/03   232,000,439.00    1,375,182.60                 0                 0                  7.683       7.113
    42           5/20/03   232,000,439.00    1,375,182.60                 0                 0                  7.535       7.113
    43           6/20/03   232,000,439.00    1,375,182.60                 0                 0                  7.681       7.113
    44           7/20/03   232,000,439.00    1,375,182.60                 0                 0                  7.532       7.113
    45           8/20/03   232,000,439.00    1,375,182.60                 0                 0                  7.679       7.113
    46           9/20/03   232,000,439.00    1,375,182.60                 0                 0                  7.677       7.113
    47          10/20/03   231,961,237.56    1,375,182.60         39,201.44            625.94                  7.526       7.113
    48          11/20/03   229,246,592.16    1,374,950.24      2,714,645.40         42,357.84                  7.674       7.113
    49          12/20/03   226,538,039.54    1,358,859.18      2,708,552.62         41,089.28                  7.523       7.113
    50           1/20/04   223,847,950.16    1,342,804.23      2,690,089.39         39,829.54                  7.672       7.113
    51           2/20/04   221,170,045.11    1,326,858.72      2,677,905.05         38,597.08                  7.520       7.113
    52           3/20/04   217,010,795.84    1,310,985.44      4,159,249.27         37,356.03                  7.518       7.113
    53           4/20/04   214,367,550.17    1,286,331.49      2,643,245.67         36,191.78                  7.667       7.113
    54           5/20/04   211,755,170.65    1,270,663.65      2,612,379.52         34,961.60                  7.514       7.113
    55           6/20/04   207,888,701.95    1,255,178.77      3,866,468.70         33,729.05                  7.665       7.113
    56           7/20/04   205,313,371.77    1,232,260.28      2,575,330.18         32,490.85                  7.510       7.113
    57           8/20/04   197,800,981.70    1,216,995.01      7,512,390.07         31,242.03                  7.663       7.113
    58           9/20/04   190,471,210.40    1,172,465.32      7,329,771.30         30,020.39                  7.662       7.113
    59          10/20/04   185,760,867.98    1,129,018.10      4,710,342.43         28,798.18                  7.504       7.113
    60          11/20/04   178,998,079.75    1,101,097.54      6,762,788.23         27,648.13                  7.654       7.113
    61          12/20/04   172,733,473.44    1,061,011.12      6,264,606.30         26,437.92                  7.494       7.113
    62           1/20/05   164,591,608.11    1,023,877.66      8,141,865.34         25,233.03                  7.482       7.113
    63           2/20/05   161,383,314.12      975,616.76      3,208,293.99         24,064.15                  7.465       7.113
    64           3/20/05   157,872,431.82      956,599.59      3,510,882.30         22,903.28                  7.463       7.113
    65           4/20/05   154,770,565.82      935,788.84      3,101,866.00         21,746.54                  7.616       7.113
    66           5/20/05   150,187,476.77      917,402.53      4,583,089.05         20,607.79                  7.455       7.113
    67           6/20/05   147,014,972.74      890,236.27      3,172,504.03         19,465.70                  7.607       7.113
    68           7/20/05   141,623,599.54      871,431.25      5,391,373.20         18,309.11                  7.444       7.113
    69           8/20/05   130,801,257.77      839,473.89     10,822,341.77         17,188.33                  7.601       7.113
    70           9/20/05   120,950,890.67      775,324.46      9,850,367.10         16,104.09                  7.591       7.113
    71          10/20/05   111,822,277.80      716,936.40      9,128,612.87         15,015.84                  7.420       7.113
    72          11/20/05    98,911,330.88      662,826.55     12,910,946.92         14,051.00                  7.582       7.113
    73          12/20/05    85,975,219.69      586,296.91     12,936,111.19         13,119.87                  7.408       7.113
    74           1/20/06    62,443,727.98      509,618.11     23,531,491.72         12,257.11                  7.395       7.113
    75           2/20/06    56,548,185.75      370,135.20      5,895,542.22         11,560.51                  7.382       7.113
    76           3/20/06    46,571,010.47      335,189.37      9,977,175.28         10,900.14                  7.377       7.113
    77           4/20/06    41,456,379.53      276,049.66      5,114,630.94         10,263.63                  7.545       7.113
    78           5/20/06    29,814,503.29      245,732.69     11,641,876.24          9,629.80                  7.355       7.113
    79           6/20/06    24,309,844.60      176,725.47      5,504,658.69          9,093.09                  7.529       7.113
    80           7/20/06    18,717,116.06      144,096.60      5,592,728.54          8,584.14                  7.331       7.113
    81           8/20/06     8,365,102.93      110,945.71     10,352,013.14          8,076.29                  7.514       7.113
    82           9/20/06     6,133,787.06       49,584.15      2,231,315.87          7,652.08                  7.504       7.113
    83          10/20/06     5,014,677.15       36,358.02      1,119,109.91          7,225.27                  7.310       7.113
    84          11/20/06     1,999,507.22       29,724.50      3,015,169.93          6,790.03                  7.502       7.113
    85          12/20/06             0.00       11,852.08      1,999,507.22          1,030.77                  7.304       7.113

       ASSUMPTIONS                               MONEY MARKET CURVE AS OF 11/09/99            TREASURY CURVE AS OF 11/09/99
1% Cleanup Call is Not Exercised                 TERM (YRS)           YIELD (BEY%)           TERM (YRS)          YIELD (BEY%)
Initial Balance is calculated using the
  projected Unpaid Principal Balance as
  of Nov 10, 1999                                   1/12                  4.700                  1/4                5.180
Prepay Rates are a Constant % of CPR                 1/4                  5.250                  1/2                5.360
100% of All Prepayment Premiums are
  assumed to be collected                            1/2                  5.550                    1                5.460
Prepayment Premiums are allocated to
  one or more classes                                  1                  5.600                    2                5.750
  of the offered certificates as
  described in the prospectus using                    2                  5.750                    5                5.880
  the Discount Rate Fraction Method
  (see Prospectus or Example in Term Sheet)            5                  6.050                   10                5.950
No Extensions on any Mortgage Loan                                                                30                6.060
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: A-3

--------------------------------------------------------------------------------
Security ID:        NationsLink 99-2   Initial Balance:              232,000,439
Settlement Date:           11/30/99    Initial Pass-Through Rate:        7.1940%
Accrual Start Date:         11/1/99    Coupon Type:                    Fixed (1)
First Pay Date:            12/20/99    (1) Pass-Through Rate will not exceed the
                                           weighted average Net Mortgage Rate.
--------------------------------------------------------------------------------

PREPAYMENT (CPR)             SCENARIO 1    SCENARIO 2    SCENARIO 3    SCENARIO 4    SCENARIO 5    SCENARIO 6    SCENARIO 7
Portfolio Mortgage Loans
During YM                       0.00%         3.00%         6.00%         9.00%        12.00%        15.00%        20.00%
During Open/Fixed Penalty       0.00%         3.00%         6.00%         9.00%        12.00%        15.00%        20.00%
CONDUIT MORTGAGE LOANS
During YM                       0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
During Open/Fixed Penalty       0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%


                             SCENARIO 1    SCENARIO 2    SCENARIO 3    SCENARIO 4    SCENARIO 5    SCENARIO 6    SCENARIO 6
             98-00              7.63          7.66          7.72          7.82          7.92          8.07          8.39
             98-08              7.58          7.60          7.66          7.76          7.85          7.99          8.30
             98-16              7.53          7.55          7.61          7.70          7.79          7.92          8.21
             98-24              7.48          7.50          7.55          7.64          7.72          7.85          8.12
             99-00              7.43          7.45          7.49          7.58          7.65          7.77          8.04
             99-08              7.38          7.39          7.44          7.51          7.59          7.70          7.95
             99-16              7.33          7.34          7.38          7.45          7.52          7.62          7.86
             99-24              7.28          7.29          7.33          7.39          7.45          7.55          7.77
            100-00              7.23          7.24          7.27          7.33          7.39          7.48          7.69
            100-08              7.18          7.19          7.22          7.27          7.32          7.41          7.60
            100-16              7.13          7.13          7.16          7.21          7.26          7.33          7.51
            100-24              7.08          7.08          7.11          7.15          7.19          7.26          7.43
            101-00              7.03          7.03          7.05          7.09          7.12          7.19          7.34
            101-08              6.98          6.98          7.00          7.03          7.06          7.12          7.26
            101-16              6.93          6.93          6.94          6.98          6.99          7.05          7.17
            101-24              6.89          6.88          6.89          6.92          6.93          6.97          7.09
            102-00              6.84          6.83          6.84          6.86          6.87          6.90          7.00
WAL (YRS)                       6.55          6.16          5.70          5.15          4.62          4.13          3.39
Mod Dur                         5.05          4.81          4.51          4.13          3.76          3.42          2.87
First Prin Date              09/20/2005    11/20/2004    10/20/2003    01/20/2003    09/20/2002    04/20/2002    10/20/2001
Final Prin Date              09/20/2007    03/20/2007    12/20/2006    06/20/2006    03/20/2006    12/20/2005    05/20/2005
Prin Window                      25            29            39            42            43            45            44

          ASSUMPTIONS                                        MONEY MARKET CURVE AS OF 10/29/99     TREASURY CURVE AS OF 10/29/99
1% Cleanup Call is Not Exercised                             TERM (YRS)          YIELD (BEY%)      TERM (YRS)         YIELD (BEY%)
Initial Balance is calculated using the projected
  Unpaid Principal Balance as of Nov 10, 1999                   1/12                 4.700            1/4                5.080

Prepay Rates are a Constant % of CPR                             1/4                 5.150            1/2                5.260
100% of All Prepayment Premiums are assumed to be collected      1/2                 5.600              1                5.410
Prepayment Premiums are allocated to one or more classes           1                 5.650              2                5.780
  of the offered certificates as described in the
  prospectus using                                                 2                 5.950              5                5.940
  the Discount Rate Fraction Method (see Prospectus
  or Example in Term Sheet)                                        5                 6.300             10                6.020
No Extensions on any Mortgage Loan                                                                     30                6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: A-3

Security ID:                    NationsLink 99-2                               Initial Balance:                    232,000,439
Settlement Date:                       11/30/99                                Initial Pass-Through Rate:              7.1940%
Accrual Start Date:                     11/1/99                                Coupon Type:                           Fixed(1)
First Pay Date:                        12/20/99                                (1) Pass-Through Rate will not exceed the weighted
                                                                                   average Net Mortgage Rate.

PREPAYMENT (CPR)                      SCENARIO 1    SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5    SCENARIO 6    SCENARIO 7
----------------                      ----------    ----------   ----------   ----------   ----------    ----------    ----------
Portfolio Mortgage Loans
During YM                               0.00%        3.00%         6.00%         9.00%        12.00%        15.00%        18.00%
During Open/Fixed Penalty               0.00%        3.00%         6.00%         9.00%        12.00%        15.00%        18.00%
CONDUIT MORTGAGE LOANS
During YM                               0.00%        0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
During Open/Fixed Penalty               0.00%        0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

                                      SCENARIO 1    SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5    SCENARIO 6    SCENARIO 7
                                      ----------    ----------   ----------   ----------   ----------    ----------    ----------
             99-16                      7.33         7.34          7.38          7.45          7.52          7.62          7.77
             99-18                      7.31         7.33          7.37          7.44          7.50          7.61          7.75
             99-20                      7.30         7.32          7.35          7.42          7.49          7.59          7.73
             99-22                      7.29         7.30          7.34          7.41          7.47          7.57          7.70
             99-24                      7.28         7.29          7.33          7.39          7.45          7.55          7.68
             99-26                      7.26         7.28          7.31          7.38          7.44          7.53          7.66
             99-28                      7.25         7.26          7.30          7.36          7.42          7.52          7.64
             99-30                      7.24         7.25          7.29          7.35          7.40          7.50          7.62
            100-00                      7.23         7.24          7.27          7.33          7.39          7.48          7.60
            100-02                      7.22         7.22          7.26          7.32          7.37          7.46          7.58
            100-04                      7.20         7.21          7.24          7.30          7.35          7.44          7.56
            100-06                      7.19         7.20          7.23          7.29          7.34          7.42          7.54
            100-08                      7.18         7.19          7.22          7.27          7.32          7.41          7.52
            100-10                      7.17         7.17          7.20          7.26          7.30          7.39          7.50
            100-12                      7.15         7.16          7.19          7.24          7.29          7.37          7.48
            100-14                      7.14         7.15          7.18          7.23          7.27          7.35          7.46
            100-16                      7.13         7.13          7.16          7.21          7.26          7.33          7.44
WAL (YRS)                               6.55         6.16          5.70          5.15          4.62          4.13          3.67
Mod Dur                                 5.05         4.81          4.51          4.13          3.76          3.42          3.08
First Prin Date                      09/20/2005    11/20/2004    10/20/2003    01/20/2003    09/20/2002    04/20/2002    12/20/2001
Final Prin Date                      09/20/2007    03/20/2007    12/20/2006    06/20/2006    03/20/2006    12/20/2005    08/20/2005
Prin Window                             25            29            39            42            43            45            45

          ASSUMPTIONS                                             MONEY MARKET CURVE AS OF 10/29/99   TREASURY CURVE AS OF 10/29/99
          -----------                                             ---------------------------------   -----------------------------
1% Cleanup Call is Not Exercised                                    TERM (YRS)       YIELD (BEY%)      TERM (YRS)      YIELD (BEY%)
--------------------------------                                    ----------       ------------      ----------      ------------
Initial Balance is calculated using the projected Unpaid
  Principal Balance as of Nov 10, 1999                                 1/12              4.700             1/4             5.080
Prepay Rates are a Constant % of CPR                                    1/4              5.150             1/2             5.260
100% of All Prepayment Premiums are assumed to be collected             1/2              5.600              1              5.410
Prepayment Premiums are allocated to one or more classes                 1               5.650              2              5.780
  of the offered certificates as described in the prospectus using       2               5.950              5              5.940
  the Discount Rate Fraction Method (see Prospectus or                   5               6.300             10              6.020
  Example in Term Sheet)
No Extensions on any Mortgage Loan                                                                         30              6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES                                               [LOGO]

CLASS: A-3

Security ID:                    NationsLink 99-2                                Initial Balance:                    232,000,439
Settlement Date:                       11/30/99                                 Initial Pass-Through Rate:              7.1940%
Accrual Start Date:                     11/1/99                                 Coupon Type:                           Fixed (1)
First Pay Date:                        12/20/99                                 (1) Pass-Through Rate will not exceed the weighted
                                                                                    average Net Mortgage Rate.

PREPAYMENT (CPR)                      SCENARIO 1     SCENARIO 2      SCENARIO 3      SCENARIO 4      SCENARIO 5      SCENARIO 6
----------------                      ----------     ----------      ----------      ----------      ----------      ----------
Portfolio Mortgage Loans
During YM                                0.00%           3.00%           4.50%           6.00%           7.50%           9.00%
During Open/Fixed Penalty                0.00%           3.00%           4.50%           6.00%           7.50%           9.00%
CONDUIT MORTGAGE LOANS
During YM                                0.00%           0.00%           0.00%           0.00%           0.00%           0.00%
During Open/Fixed Penalty                0.00%          10.00%          25.00%          50.00%          75.00%         100.00%

                                      SCENARIO 1     SCENARIO 2      SCENARIO 3      SCENARIO 4      SCENARIO 5      SCENARIO 6
                                      ----------     ----------      ----------      ----------      ----------      ----------
             95-00                       8.24            8.30            8.35            8.41            8.49            8.58
             95-20                       8.11            8.17            8.20            8.26            8.34            8.42
             96-08                       7.98            8.03            8.06            8.12            8.18            8.26
             96-28                       7.86            7.90            7.93            7.97            8.03            8.10
             97-16                       7.73            7.76            7.79            7.83            7.89            7.94
             98-04                       7.60            7.63            7.65            7.69            7.74            7.79
             98-24                       7.48            7.50            7.52            7.55            7.59            7.64
             99-12                       7.35            7.37            7.38            7.41            7.45            7.48
            100-00                       7.23            7.24            7.25            7.27            7.30            7.33
            100-20                       7.10            7.11            7.11            7.13            7.16            7.18
            101-08                       6.98            6.98            6.98            7.00            7.02            7.03
            101-28                       6.86            6.85            6.85            6.86            6.88            6.89
            102-16                       6.74            6.73            6.72            6.73            6.74            6.74
            103-04                       6.62            6.60            6.59            6.60            6.60            6.60
            103-24                       6.51            6.48            6.47            6.46            6.46            6.45
            104-12                       6.39            6.36            6.34            6.33            6.32            6.31
            105-00                       6.27            6.23            6.21            6.20            6.19            6.17
WAL (YRS)                                6.55            6.16            5.95            5.70            5.43            5.15
Mod Dur                                  5.05            4.81            4.67            4.51            4.32            4.13
First Prin Date                       09/20/2005      11/20/2004     06/20/2004       10/20/2003     05/20/2003       01/20/2003
Final Prin Date                       09/20/2007      03/20/2007     01/20/2007       12/20/2006     08/20/2006       06/20/2006
Prin Window                               25              29             32               39             40               42

          ASSUMPTIONS                                                 MONEY MARKET CURVE AS OF        TREASURY CURVE AS OF
                                                                             10/29/99                       10/29/99
                                                                      ------------------------        ---------------------
1% Cleanup Call is Not Exercised                                        TERM (YRS)     YIELD (BEY%)   TERM (YRS)      YIELD (BEY%)
--------------------------------                                        ----------     ------------   ----------      ------------
Initial Balance is calculated using the projected Unpaid Principal
Balance as of Nov 10, 1999                                                 1/12            4.700          1/4             5.080
Prepay Rates are a Constant % of CPR                                       1/4             5.150          1/2             5.260
100% of All Prepayment Premiums are assumed to be collected                1/2             5.600           1              5.410
Prepayment Premiums are allocated to one or more classes                    1              5.650           2              5.780
  of the offered certificates as described in the prospectus using          2              5.950           5              5.940
  the Discount Rate Fraction Method (see Prospectus or Example in
  Term Sheet)                                                               5              6.300          10              6.020
No Extensions on any Mortgage Loan                                                                        30              6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES                                               [LOGO]

CLASS: A-3

Security ID:                    NationsLink 99-2                                Initial Balance:                    232,000,439
Settlement Date:                       11/30/99                                 Initial Pass-Through Rate:              7.1940%
Accrual Start Date:                     11/1/99                                 Coupon Type:                           Fixed (1)
First Pay Date:                        12/20/99                                 (1) Pass-Through Rate will not exceed the
                                                                                    weighted average Net Mortgage Rate.

PREPAYMENT (CPR)                     SCENARIO 1      SCENARIO 2      SCENARIO 3      SCENARIO 4      SCENARIO 5      SCENARIO 6
----------------                     ----------      ----------      ----------      ----------      ----------      ----------
Portfolio Mortgage Loans
During YM                              0.00%           3.00%           4.50%           6.00%           7.50%           9.00%
During Open/Fixed Penalty            100.00%         100.00%         100.00%         100.00%         100.00%         100.00%
CONDUIT MORTGAGE LOANS
During YM                              0.00%           0.00%           0.00%           0.00%           0.00%           0.00%
During Open/Fixed Penalty              0.00%          10.00%          25.00%          50.00%          75.00%         100.00%

                                     SCENARIO 1      SCENARIO 2      SCENARIO 3      SCENARIO 4      SCENARIO 5       SCENARIO 6
                                     ----------      ----------      ----------      ----------      ----------       ----------
             95-00                      8.25            8.31            8.35            8.42            8.50            8.59
             95-20                      8.11            8.17            8.21            8.27            8.35            8.43
             96-08                      7.98            8.03            8.07            8.13            8.20            8.27
             96-28                      7.86            7.90            7.93            7.98            8.04            8.11
             97-16                      7.73            7.76            7.79            7.84            7.90            7.95
             98-04                      7.60            7.63            7.65            7.70            7.75            7.80
             98-24                      7.48            7.50            7.52            7.56            7.60            7.64
             99-12                      7.35            7.37            7.38            7.42            7.45            7.49
            100-00                      7.23            7.24            7.25            7.28            7.31            7.34
            100-20                      7.10            7.11            7.12            7.14            7.16            7.19
            101-08                      6.98            6.98            6.98            7.00            7.02            7.04
            101-28                      6.86            6.85            6.85            6.87            6.88            6.89
            102-16                      6.74            6.73            6.72            6.73            6.74            6.74
            103-04                      6.62            6.60            6.60            6.60            6.60            6.59
            103-24                      6.51            6.48            6.47            6.46            6.46            6.45
            104-12                      6.39            6.36            6.34            6.33            6.32            6.30
            105-00                      6.27            6.23            6.22            6.20            6.19            6.16
WAL (YRS)                               6.55            6.16            5.94            5.68            5.40            5.11
Mod Dur                                 5.04            4.80            4.66            4.49            4.30            4.11
First Prin Date                     09/20/2005      10/20/2004       05/20/2004     09/20/2003       03/20/2003     12/20/2002
Final Prin Date                     08/20/2007      03/20/2007       01/20/2007     12/20/2006       08/20/2006     06/20/2006
Prin Window                             24              30               33             40               42             43

          ASSUMPTIONS                                                     MONEY MARKET CURVE AS OF        TREASURY CURVE AS OF
                                                                                 10/29/99                        10/29/99
                                                                          ------------------------        --------------------
1% Cleanup Call is Not Exercised                                        TERM (YRS)      YIELD (BEY%)   TERM (YRS)     YIELD (BEY%)
--------------------------------                                        ----------      ------------   ----------     ------------
Initial Balance is calculated using the projected Unpaid Principal
Balance as of Nov 10, 1999                                                 1/12             4.700          1/4            5.080
Prepay Rates are a Constant % of CPR                                       1/4              5.150          1/2            5.260
100% of All Prepayment Premiums are assumed to be collected                1/2              5.600           1             5.410
Prepayment Premiums are allocated to one or more classes                    1               5.650           2             5.780
  of the offered certificates as described in the prospectus using          2               5.950           5             5.940
  the Discount Rate Fraction Method (see Prospectus or Example in
  Term Sheet)                                                               5               6.300          10             6.020
No Extensions on any Mortgage Loan                                                                         30             6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES                                               [LOGO]

CLASS: A-3

Security ID:                    NationsLink 99-2                               Initial Balance:                    232,000,439
Settlement Date:                       11/30/99                                Initial Pass-Through Rate:              7.1940%
Accrual Start Date:                     11/1/99                                Coupon Type:                           Fixed (1)
First Pay Date:                        12/20/99                                (1) Pass-Through Rate will not exceed the weighted
                                                                                   average Net Mortgage Rate.

PREPAYMENT (CPR)                     SCENARIO 1     SCENARIO 2      SCENARIO 3      SCENARIO 4      SCENARIO 5      SCENARIO 6
----------------                     ----------     ----------      ----------      ----------      ----------      ----------
Portfolio Mortgage Loans
During YM                               9.00%           9.00%           9.00%           9.00%           9.00%           9.00%
During Open/Fixed Penalty               0.00%          10.00%          25.00%          50.00%          75.00%         100.00%
CONDUIT MORTGAGE LOANS
During YM                               0.00%           0.00%           0.00%           0.00%           0.00%           0.00%
During Open/Fixed Penalty               0.00%           0.00%           0.00%           0.00%           0.00%           0.00%

                                     SCENARIO 1     SCENARIO 2      SCENARIO 3      SCENARIO 4      SCENARIO 5      SCENARIO 6
                                     ----------     ----------      ----------      ----------      ----------      ----------
             99-16                      7.45            7.45            7.46            7.46            7.46            7.46
             99-18                      7.44            7.44            7.44            7.44            7.44            7.44
             99-20                      7.42            7.42            7.42            7.43            7.43            7.43
             99-22                      7.41            7.41            7.41            7.41            7.41            7.41
             99-24                      7.39            7.39            7.39            7.40            7.40            7.40
             99-26                      7.38            7.38            7.38            7.38            7.38            7.38
             99-28                      7.36            7.36            7.36            7.37            7.37            7.37
             99-30                      7.35            7.35            7.35            7.35            7.35            7.35
            100-00                      7.33            7.33            7.33            7.34            7.34            7.34
            100-02                      7.32            7.32            7.32            7.32            7.32            7.32
            100-04                      7.30            7.30            7.30            7.31            7.31            7.31
            100-06                      7.29            7.29            7.29            7.29            7.29            7.29
            100-08                      7.27            7.27            7.27            7.27            7.28            7.28
            100-10                      7.26            7.26            7.26            7.26            7.26            7.26
            100-12                      7.24            7.24            7.24            7.24            7.25            7.25
            100-14                      7.23            7.23            7.23            7.23            7.23            7.23
            100-16                      7.21            7.21            7.21            7.21            7.22            7.22
WAL (YRS)                               5.16            5.15            5.13            5.12            5.11            5.11
Mod Dur                                 4.14            4.13            4.12            4.11            4.11            4.11
First Prin Date                      01/20/2003     01/20/2003       01/20/2003      01/20/2003      12/20/2002      12/20/2002
Final Prin Date                      06/20/2006     06/20/2006       06/20/2006      06/20/2006      06/20/2006      06/20/2006
Prin Window                             42             42               42              42              43              43

                                                                         MONEY MARKET CURVE AS OF         TREASURY CURVE AS OF
                                                                                10/29/99                        10/29/99
          ASSUMPTIONS                                                   --------------------------     ----------------------------
1% Cleanup Call is Not Exercised                                        TERM (YRS)    YIELD (BEY%)     TERM (YRS)      YIELD (BEY%)
--------------------------------                                        ----------    ------------     ----------      ------------
Initial Balance is calculated using the projected Unpaid Principal
  Balance as of Nov 10, 1999                                               1/12           4.700            1/4             5.080
  Prepay Rates are a Constant % of CPR                                     1/4            5.150            1/2             5.260
  100% of All Prepayment Premiums are assumed to be collected              1/2            5.600             1              5.410
  Prepayment Premiums are allocated to one or more classes                  1             5.650             2              5.780
    of the offered certificates as described in the prospectus using        2             5.950             5              5.940
    the Discount Rate Fraction Method (see Prospectus or Example in
    Term Sheet)                                                             5             6.300            10              6.020
  No Extensions on any Mortgage Loan                                                                       30              6.160
  No Delinquencies on any Mortgage Loan
  No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES                                               [LOGO]

CLASS: A-3

Security ID:                    NationsLink 99-2                                Initial Balance:                    232,000,439
Settlement Date:                       11/30/99                                 Initial Pass-Through Rate:              7.1940%
Accrual Start Date:                     11/1/99                                 Coupon Type:                           Fixed (1)
First Pay Date:                        12/20/99                                 (1) Pass-Through Rate will not exceed the weighted
                                                                                    average Net Mortgage Rate.

PREPAYMENT (CPR)                SCENARIO 1       SCENARIO 2        SCENARIO 3      SCENARIO 4       SCENARIO 5      SCENARIO 6
----------------                ----------       ----------        ----------      ----------       ----------      ----------
Portfolio Mortgage Loans
During YM                         12.00%           12.00%            12.00%          12.00%           12.00%          12.00%
During Open/Fixed Penalty          0.00%           10.00%            25.00%          50.00%           75.00%          100.00%
CONDUIT MORTGAGE LOANS
During YM                          0.00%            0.00%            0.00%            0.00%            0.00%           0.00%
During Open/Fixed Penalty          0.00%            0.00%            0.00%            0.00%            0.00%           0.00%

                                SCENARIO 1       SCENARIO 2        SCENARIO 3      SCENARIO 4       SCENARIO 5      SCENARIO 6
                                ----------       ----------        ----------      ----------       ----------      ----------
             99-16                 7.52             7.52              7.52            7.53             7.53            7.53
             99-18                 7.50             7.50              7.51            7.51             7.51            7.51
             99-20                 7.48             7.49              7.49            7.49             7.49            7.49
             99-22                 7.47             7.47              7.47            7.48             7.48            7.48
             99-24                 7.45             7.45              7.46            7.46             7.46            7.46
             99-26                 7.43             7.44              7.44            7.44             7.44            7.44
             99-28                 7.42             7.42              7.42            7.43             7.43            7.43
             99-30                 7.40             7.40              7.41            7.41             7.41            7.41
            100-00                 7.38             7.39              7.39            7.39             7.39            7.39
            100-02                 7.37             7.37              7.37            7.38             7.38            7.38
            100-04                 7.35             7.35              7.36            7.36             7.36            7.36
            100-06                 7.34             7.34              7.34            7.34             7.34            7.34
            100-08                 7.32             7.32              7.32            7.33             7.33            7.33
            100-10                 7.30             7.30              7.31            7.31             7.31            7.31
            100-12                 7.29             7.29              7.29            7.29             7.29            7.30
            100-14                 7.27             7.27              7.27            7.28             7.28            7.28
            100-16                 7.25             7.25              7.26            7.26             7.26            7.26
WAL (YRS)                          4.64             4.62              4.60            4.59             4.59            4.58
Mod Dur                            3.78             3.77              3.75            3.74             3.74            3.74
First Prin Date                 10/20/2002       09/20/2002        09/20/2002      09/20/2002       09/20/2002      09/20/2002
Final Prin Date                 03/20/2006       03/20/2006        03/20/2006      03/20/2006       03/20/2006      03/20/2006
Prin Window                         42               43                43              43               43              43

          ASSUMPTIONS                                                    MONEY MARKET CURVE AS OF          TREASURY CURVE AS OF
                                                                                10/29/99                          10/29/99
                                                                         ------------------------          --------------------
1% Cleanup Call is Not Exercised                                        TERM (YRS)     YIELD (BEY%)     TERM (YRS)    YIELD (BEY%)
                                                                        ----------     ------------     ----------    ------------
Initial Balance is calculated using the projected Unpaid Principal
Balance as of Nov 10, 1999                                                 1/12            4.700            1/4           5.080
Prepay Rates are a Constant % of CPR                                       1/4             5.150            1/2           5.260
100% of All Prepayment Premiums are assumed to be collected                1/2             5.600             1            5.410
Prepayment Premiums are allocated to one or more classes                    1              5.650             2            5.780
  of the offered certificates as described in the prospectus using          2              5.950             5            5.940
  the Discount Rate Fraction Method (see Prospectus or Example in
  Term Sheet)                                                               5              6.300            10            6.020
No Extensions on any Mortgage Loan                                                                          30            6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES                                               [LOGO]

                                NATIONSLINK 99-2
                              TOTAL RETURN ANALYSIS

Security ID:              NationsLink 99-2                           Initial Balance:                     232,000,439
Settlement Date:                  11/30/99                           Initial Pass-Through Rate:               7.1940%
Accrual Start Date:               11/1/99                            Coupon Type:                            Fixed (1)
First Pay Date:                   12/20/99                           (1) Pass-Through Rate will not exceed the weighted
                                                                     average Net Mortgage Rate.

     ASSUMED HORIZON
Initial Settle                    11/30/99
Exit Settle                       11/30/00

PREPAYMENT (CPR)              INITIAL PRICING            SCENARIO 1              SCENARIO 2               SCENARIO 3
----------------              ---------------            ----------              ----------               ----------
PORTFOLIO MORTGAGE LOANS
During YM                          6.00%                    6.00%                   0.00%                   12.00%
During Open/Fixed Penalty          6.00%                    6.00%                   0.00%                   12.00%
CONDUIT MORTGAGE LOANS
During YM                          0.00%                    0.00%                   0.00%                   0.00%
During Open/Fixed Penalty          0.00%                    0.00%                   0.00%                   0.00%
YIELD CURVE
Shock                              0.00%                    0.00%                   1.00%                   -1.00%
Reinvestment Rate                    NA                     5.39%                   6.39%                   4.39%

        CLASS A-3

                                 OPEN PRICE              ACCRUED INT           TOTAL PROCEEDS            CLOSE PRICE
                                 ----------              -----------           --------------            -----------
       Scenario 1                  100-00               1,344,481.21           233,344,920.21              100-03.3
       SCENARIO 2                  100-00               1,344,481.21           233,344,920.21              95-14.7
       SCENARIO 3                  100-00               1,344,481.21           233,344,920.21              104-20.9

   ACCRUED INT           TOTAL PROCEEDS      TOTAL RETURN HORIZON (BEY)   EXCESS RETURN (TREAS)
   -----------           --------------      --------------------------   ---------------------
  1,344,481.21           233,584,170.66               7.31%                      1.39%
  1,344,481.21           222,810,650.28               2.84%                     -0.02%
  1,344,481.21           244,140,190.64               11.60%                     2.53%

          5 Y US TREAS - 1,000,000 FACE

                                 OPEN PRICE              ACCRUED INT           TOTAL PROCEEDS            CLOSE PRICE
                                 ----------              -----------           --------------            -----------
       Scenario 1                 100-07.4                17,446.65             1,019,772.32               100-06.0
       SCENARIO 2                 100-07.4                17,446.65             1,019,772.32               96-30.7
       SCENARIO 3                 100-07.4                17,446.65             1,019,772.32               103-17.4

  ACCRUED INT           TOTAL PROCEEDS      TOTAL RETURN HORIZON (BEY)    EXCESS RETURN (A3)
  -----------           --------------      --------------------------    ------------------
   17,446.65             1,019,310.11                5.92%                     -1.39%
   17,446.65              987,038.48                 2.86%                      0.02%
   17,446.65             1,052,884.34                9.07%                     -2.53%

       ASSUMPTIONS                                                       MONEY MARKET CURVE AS OF         TREASURY CURVE AS OF
                                                                               10/29/99                         10/29/99
                                                                        ---------------------------     ---------------------------
1% Cleanup Call is Not Exercised                                        TERM (YRS)     YIELD (BEY%)     TERM (YRS)     YIELD (BEY%)
--------------------------------                                        ----------     ------------     ----------     ------------
Initial Balance is calculated using the projected Unpaid Principal
  Balance as of Nov 10, 1999                                               1/12            4.700           1/4             5.080
Prepay Rates are a Constant % of CPR                                        1/4            5.150           1/2             5.260
100% of All Prepayment Premiums are assumed to be collected                 1/2            5.600            1              5.410
Prepayment Premiums are allocated to one or more classes                     1             5.650            2              5.780
  of the offered certificates as described in the prospectus using           2             5.950            5              5.940
  the Discount Rate Fraction Method (see Prospectus or Example in
  Term Sheet)                                                                5             6.300            10             6.020
No Extensions on any Mortgage Loan                                                                          30             6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES                                               [LOGO]

CLASS: A-3

Security ID:                    NationsLink 99-2                                Initial Balance:                    232,000,439
Settlement Date:                       11/30/99                                 Initial Pass-Through Rate:              7.1120%
Accrual Start Date:                     11/1/99                                 Coupon Type:                              Fixed
First Pay Date:                        12/20/99

PREPAYMENT (CPR)                SCENARIO 1       SCENARIO 2       SCENARIO 3      SCENARIO 4       SCENARIO 5       SCENARIO 6
----------------                ----------       ----------       ----------      ----------       ----------       ----------
Portfolio Mortgage Loans
During YM                          6.00%            6.00%           6.00%            6.00%            6.00%            6.00%
During Open/Fixed Penalty          0.00%           10.00%           25.00%          50.00%           75.00%           100.00%
CONDUIT MORTGAGE LOANS
During YM                          0.00%            0.00%           0.00%            0.00%            0.00%            0.00%
During Open/Fixed Penalty          0.00%           10.00%           25.00%          50.00%           75.00%           100.00%

                                SCENARIO 1       SCENARIO 2       SCENARIO 3      SCENARIO 4       SCENARIO 5       SCENARIO 6
                                ----------       ----------       ----------      ----------       ----------       ----------
             99-16                 7.30             7.30             7.30            7.31             7.31             7.31
             99-18                 7.29             7.29             7.29            7.29             7.29             7.29
             99-20                 7.27             7.27             7.28            7.28             7.28             7.28
             99-22                 7.26             7.26             7.26            7.26             7.26             7.26
             99-24                 7.24             7.25             7.25            7.25             7.25             7.25
             99-26                 7.23             7.23             7.23            7.24             7.24             7.24
             99-28                 7.22             7.22             7.22            7.22             7.22             7.22
             99-30                 7.20             7.20             7.21            7.21             7.21             7.21
            100-00                 7.19             7.19             7.19            7.19             7.20             7.20
            100-02                 7.18             7.18             7.18            7.18             7.18             7.18
            100-04                 7.16             7.16             7.17            7.17             7.17             7.17
            100-06                 7.15             7.15             7.15            7.15             7.15             7.15
            100-08                 7.13             7.14             7.14            7.14             7.14             7.14
            100-10                 7.12             7.12             7.12            7.13             7.13             7.13
            100-12                 7.11             7.11             7.11            7.11             7.11             7.11
            100-14                 7.09             7.10             7.10            7.10             7.10             7.10
            100-16                 7.08             7.08             7.08            7.08             7.09             7.09
WAL (YRS)                          5.71             5.70             5.69            5.68             5.68             5.68
Mod Dur                            4.52             4.52             4.51            4.50             4.50             4.50
First Prin Date                 11/20/2003       10/20/2003       10/20/2003      09/20/2003       09/20/2003       09/20/2003
Final Prin Date                 12/20/2006       12/20/2006       12/20/2006      12/20/2006       12/20/2006       12/20/2006
Prin Window                         38               39               39              40               40               40

          ASSUMPTIONS                                                   MONEY MARKET CURVE AS OF           TREASURY CURVE AS OF
                                                                               11/08/99                          11/08/99
                                                                        ----------------------------     --------------------------
1% Cleanup Call is Not Exercised                                        TERM (YRS)      YIELD (BEY%)     TERM (YRS)    YIELD (BEY%)
--------------------------------                                        ----------      ------------     ----------    ------------
Initial Balance is calculated using the projected Unpaid Principal
  Balance as of Nov 10, 1999                                               1/12             4.700            1/4           5.170
Prepay Rates are a Constant % of CPR                                       1/4              5.250            1/2           5.340
100% of All Prepayment Premiums are assumed to be collected                1/2              5.550             1            5.420
Prepayment Premiums are allocated to one or more classes                    1               5.600             2            5.710
  of the offered certificates as described in the prospectus using          2               5.750             5            5.860
  the Discount Rate Fraction Method (see Prospectus or Example in
  Term Sheet)                                                               5               6.050            10            5.930
No Extensions on any Mortgage Loan                                                                           30            6.050
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES


BANC OF AMERICA SECURITIES                                               [LOGO]

CLASS: A-3

Security ID:                    NationsLink 99-2                                Initial Balance:                    232,000,439
Settlement Date:                       11/30/99                                 Initial Pass-Through Rate:              7.1120%
Accrual Start Date:                     11/1/99                                 Coupon Type:                              Fixed
First Pay Date:                        12/20/99

PREPAYMENT (CPR)               SCENARIO 1       SCENARIO 2      SCENARIO 3      SCENARIO 4      SCENARIO 5      SCENARIO 6
----------------               ----------       ----------      ----------      ----------      ----------      ----------
Portfolio Mortgage Loans
During YM                         6.00%            6.00%          6.00%            6.00%           6.00%          6.00%
During Fixed Penalty              6.00%            6.00%          6.00%            6.00%           6.00%          6.00%
During Open Period                0.00%           10.00%          25.00%          50.00%          75.00%         100.00%
CONDUIT MORTGAGE LOANS
During YM                         0.00%            0.00%          0.00%            0.00%           0.00%          0.00%
During Fixed Penalty              0.00%            0.00%          0.00%            0.00%           0.00%          0.00%
During Open Period                0.00%           10.00%          25.00%          50.00%          75.00%         100.00%

                               SCENARIO 1       SCENARIO 2      SCENARIO 3      SCENARIO 4      SCENARIO 5      SCENARIO 6
                               ----------       ----------      ----------      ----------      ----------      ----------
             99-16                7.30             7.30            7.30            7.31            7.31            7.31
             99-18                7.29             7.29            7.29            7.29            7.29            7.29
             99-20                7.27             7.27            7.28            7.28            7.28            7.28
             99-22                7.26             7.26            7.26            7.26            7.26            7.26
             99-24                7.24             7.25            7.25            7.25            7.25            7.25
             99-26                7.23             7.23            7.23            7.24            7.24            7.24
             99-28                7.22             7.22            7.22            7.22            7.22            7.22
             99-30                7.20             7.20            7.21            7.21            7.21            7.21
            100-00                7.19             7.19            7.19            7.19            7.19            7.19
            100-02                7.18             7.18            7.18            7.18            7.18            7.18
            100-04                7.16             7.16            7.17            7.17            7.17            7.17
            100-06                7.15             7.15            7.15            7.15            7.15            7.15
            100-08                7.13             7.14            7.14            7.14            7.14            7.14
            100-10                7.12             7.12            7.12            7.13            7.13            7.13
            100-12                7.11             7.11            7.11            7.11            7.11            7.11
            100-14                7.09             7.10            7.10            7.10            7.10            7.10
            100-16                7.08             7.08            7.08            7.08            7.08            7.08
WAL (YRS)                         5.71             5.70            5.69            5.68            5.68            5.68
Mod Dur                           4.52             4.52            4.51            4.50            4.50            4.50
First Prin Date                11/20/2003       10/20/2003      10/20/2003      09/20/2003      09/20/2003      09/20/2003
Final Prin Date                12/20/2006       12/20/2006      12/20/2006      12/20/2006      12/20/2006      12/20/2006
Prin Window                        38               39              39              40              40              40

          ASSUMPTIONS                                                     MONEY MARKET CURVE AS OF        TREASURY CURVE AS OF
                                                                                   11/08/99                    11/08/99
                                                                         --------------------------   ----------------------------
1% Cleanup Call is Not Exercised                                         TERM (YRS)    YIELD (BEY%)   TERM (YRS)      YIELD (BEY%)
--------------------------------                                         ----------    ------------   ----------      ------------
Initial Balance is calculated using the projected Unpaid Principal
  Balance as of Nov 10, 1999                                                1/12           4.700          1/4             5.170
  Prepay Rates are a Constant % of CPR                                      1/4            5.250          1/2             5.340
100% of All Prepayment Premiums are assumed to be collected                 1/2            5.550           1              5.420
Prepayment Premiums are allocated to one or more classes                     1             5.600           2              5.710
  of the offered certificates as described in the prospectus using           2             5.750           5              5.860
  the Discount Rate Fraction Method (see Prospectus or Example in
  Term Sheet)                                                                5             6.050          10              5.930
No Extensions on any Mortgage Loan                                                                        30              6.050
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES                                               [LOGO]

CLASS: A-3

Security ID:                    NationsLink 99-2                               Initial Balance:                    232,000,439
Settlement Date:                       11/30/99                                Initial Pass-Through Rate:              7.1120%
Accrual Start Date:                     11/1/99                                Coupon Type:                              Fixed
First Pay Date:                        12/20/99

PREPAYMENT (CPR)               SCENARIO 1        SCENARIO 2         SCENARIO 3        SCENARIO 4        SCENARIO 5
----------------               ----------        ----------         ----------        ----------        ----------
Portfolio Mortgage Loans
During YM                         6.00%             9.50%             13.00%            16.50%            20.00%
During Open/Fixed Penalty         6.00%             9.50%             13.00%            16.50%            20.00%
CONDUIT MORTGAGE LOANS
During YM                         0.00%             0.00%             0.00%              0.00%             0.00%
During Open/Fixed Penalty         0.00%             0.00%             0.00%              0.00%             0.00%

                               SCENARIO 1        SCENARIO 2         SCENARIO 3        SCENARIO 4        SCENARIO 5
                               ----------        ----------         ----------        ----------        ----------
             99-16                7.30              7.39               7.48              7.62              7.80
             99-18                7.29              7.37               7.46              7.61              7.78
             99-20                7.27              7.36               7.44              7.59              7.76
             99-22                7.26              7.34               7.43              7.57              7.73
             99-24                7.25              7.33               7.41              7.55              7.71
             99-26                7.23              7.31               7.39              7.53              7.69
             99-28                7.22              7.29               7.38              7.51              7.67
             99-30                7.20              7.28               7.36              7.49              7.65
            100-00                7.19              7.26               7.34              7.47              7.63
            100-02                7.18              7.25               7.33              7.45              7.60
            100-04                7.16              7.23               7.31              7.43              7.58
            100-06                7.15              7.22               7.29              7.41              7.56
            100-08                7.14              7.20               7.27              7.39              7.54
            100-10                7.12              7.19               7.26              7.38              7.52
            100-12                7.11              7.17               7.24              7.36              7.50
            100-14                7.09              7.16               7.22              7.34              7.47
            100-16                7.08              7.14               7.21              7.32              7.45
WAL (YRS)                         5.70              5.06               4.46              3.90              3.39
Mod Dur                           4.52              4.08               3.65              3.25              2.87
First Prin Date                10/20/2003        12/20/2002         07/20/2002        02/20/2002        10/20/2001
Final Prin Date                12/20/2006        05/20/2006         01/20/2006        10/20/2005        05/20/2005
Prin Window                        39                42                 43                45                44

          ASSUMPTIONS                                                    MONEY MARKET CURVE AS OF          TREASURY CURVE AS OF
                                                                                11/08/99                         11/08/99
                                                                        ---------------------------     ----------------------------
1% Cleanup Call is Not Exercised                                        TERM (YRS)     YIELD (BEY%)      TERM (YRS)     YIELD (BEY%)
--------------------------------                                        ----------     ------------      ----------     ------------
Initial Balance is calculated using the projected Unpaid Principal
  Balance as of Nov 10, 1999                                               1/12            4.700             1/4            5.170
  Prepay Rates are a Constant % of CPR                                     1/4             5.250             1/2            5.340
100% of All Prepayment Premiums are assumed to be collected                1/2             5.550              1             5.420
Prepayment Premiums are allocated to one or more classes                    1              5.600              2             5.710
  of the offered certificates as described in the prospectus using          2              5.750              5             5.860
  the Discount Rate Fraction Method (see Prospectus or Example in
  Term Sheet)                                                               5              6.050             10             5.930
No Extensions on any Mortgage Loan                                                                           30             6.050
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES                                               [LOGO]


                                NATIONSLINK 99-2
                                   CLASS A-3

PREPAYMENT (CPR)                 SCENARIO 1
PORTFOLIO MORTGAGE LOANS
During YM                           6.00%
During Open/Fixed Penalty           0.00%
CONDUIT MORTGAGE LOANS
During YM                           0.00%
During Open/Fixed Penalty           0.00%

     Period Number           Pay Date           End Balance       Interest Payment      Principal Payment        Yield Maintenance
     -------------            --------          -----------       ----------------      -----------------        -----------------
                   1          12/20/99        232,000,439.00       1,390,842.63                    0                    0
                   2           1/20/00        232,000,439.00       1,390,842.63                    0                    0
                   3           2/20/00        232,000,439.00       1,390,842.63                    0                    0
                   4           3/20/00        232,000,439.00       1,390,842.63                    0                    0
                   5           4/20/00        232,000,439.00       1,390,842.63                    0                    0
                   6           5/20/00        232,000,439.00       1,390,842.63                    0                    0
                   7           6/20/00        232,000,439.00       1,390,842.63                    0                    0
                   8           7/20/00        232,000,439.00       1,390,842.63                    0                    0
                   9           8/20/00        232,000,439.00       1,390,842.63                    0                    0
                  10           9/20/00        232,000,439.00       1,390,842.63                    0                    0
                  11          10/20/00        232,000,439.00       1,390,842.63                    0                    0
                  12          11/20/00        232,000,439.00       1,390,842.63                    0                    0
                  13          12/20/00        232,000,439.00       1,390,842.63                    0                    0
                  14           1/20/01        232,000,439.00       1,390,842.63                    0                    0
                  15           2/20/01        232,000,439.00       1,390,842.63                    0                    0
                  16           3/20/01        232,000,439.00       1,390,842.63                    0                    0
                  17           4/20/01        232,000,439.00       1,390,842.63                    0                    0
                  18           5/20/01        232,000,439.00       1,390,842.63                    0                    0
                  19           6/20/01        232,000,439.00       1,390,842.63                    0                    0
                  20           7/20/01        232,000,439.00       1,390,842.63                    0                    0
                  21           8/20/01        232,000,439.00       1,390,842.63                    0                    0
                  22           9/20/01        232,000,439.00       1,390,842.63                    0                    0
                  23          10/20/01        232,000,439.00       1,390,842.63                    0                    0
                  24          11/20/01        232,000,439.00       1,390,842.63                    0                    0
                  25          12/20/01        232,000,439.00       1,390,842.63                    0                    0
                  26           1/20/02        232,000,439.00       1,390,842.63                    0                    0
                  27           2/20/02        232,000,439.00       1,390,842.63                    0                    0
                  28           3/20/02        232,000,439.00       1,390,842.63                    0                    0
                  29           4/20/02        232,000,439.00       1,390,842.63                    0                    0
                  30           5/20/02        232,000,439.00       1,390,842.63                    0                    0
                  31           6/20/02        232,000,439.00       1,390,842.63                    0                    0
                  32           7/20/02        232,000,439.00       1,390,842.63                    0                    0
                  33           8/20/02        232,000,439.00       1,390,842.63                    0                    0
                  34           9/20/02        232,000,439.00       1,390,842.63                    0                    0
                  35          10/20/02        232,000,439.00       1,390,842.63                    0                    0
                  36          11/20/02        232,000,439.00       1,390,842.63                    0                    0
                  37          12/20/02        232,000,439.00       1,390,842.63                    0                    0
                  38           1/20/03        232,000,439.00       1,390,842.63                    0                    0
                  39           2/20/03        232,000,439.00       1,390,842.63                    0                    0
                  40           3/20/03        232,000,439.00       1,390,842.63                    0                    0
                  41           4/20/03        232,000,439.00       1,390,842.63                    0                    0
                  42           5/20/03        232,000,439.00       1,390,842.63                    0                    0
                  43           6/20/03        232,000,439.00       1,390,842.63                    0                    0
                  44           7/20/03        232,000,439.00       1,390,842.63                    0                    0
                  45           8/20/03        232,000,439.00       1,390,842.63                    0                    0
                  46           9/20/03        232,000,439.00       1,390,842.63                    0                    0
                  47          10/20/03        232,000,439.00       1,390,842.63                    0                    0
                  48          11/20/03        230,493,088.49       1,390,842.63         1,507,350.51            22,937.54
                  49          12/20/03        227,798,413.29       1,381,806.07         2,694,675.19            39,912.79
                  50           1/20/04        225,121,998.11       1,365,651.49         2,676,415.19            38,749.99
                  51           2/20/04        222,457,247.79       1,349,606.38         2,664,750.32            37,624.11
                  52           3/20/04        218,309,953.37       1,333,631.20         4,147,294.42            36,482.55
                  53           4/20/04        215,678,802.88       1,308,768.17         2,631,150.49            35,266.27
                  54           5/20/04        213,077,645.79       1,292,994.42         2,601,157.08            34,128.75
                  55           6/20/04        209,222,216.63       1,277,400.49         3,855,429.16            32,991.46
                  56           7/20/04        206,657,040.84       1,254,287.19         2,565,175.79            31,839.26
                  57           8/20/04        199,154,629.87       1,238,908.96         7,502,410.97            30,666.68
                  58           9/20/04        191,834,309.92       1,193,932.01         7,320,319.95            29,519.80
                  59          10/20/04        187,140,832.16       1,150,046.69         4,693,477.76            28,367.32
                  60          11/20/04        180,395,742.17       1,121,909.29         6,745,089.98            27,054.70
                  61          12/20/04        172,733,473.44       1,081,472.47         7,662,268.73            25,902.03
                  62           1/20/05        164,591,608.11       1,035,537.17         8,141,865.34            24,746.83
                  63           2/20/05        161,383,314.12         986,726.69         3,208,293.99            23,621.05
                  64           3/20/05        157,872,431.82         967,492.97         3,510,882.30            22,501.76
                  65           4/20/05        154,770,565.82         946,445.23         3,101,866.00            21,375.73
                  66           5/20/05        150,187,476.77         927,849.54         4,583,089.05            20,237.23
                  67           6/20/05        147,014,972.74         900,373.92         3,172,504.03            19,106.30
                  68           7/20/05        141,623,599.54         881,354.76         5,391,373.20            17,959.92
                  69           8/20/05        130,801,257.77         849,033.48        10,822,341.77            16,843.87
                  70           9/20/05        120,950,890.67         784,153.54         9,850,367.10            15,766.24
                  71          10/20/05        111,847,027.76         725,100.59         9,103,862.91            14,676.21
                  72          11/20/05         98,911,330.88         670,522.93        12,935,696.88            13,708.86
                  73          12/20/05         85,975,219.69         592,973.43        12,936,111.19            12,782.93
                  74           1/20/06         62,443,727.98         515,421.44        23,531,491.72            11,925.39
                  75           2/20/06         56,548,185.75         374,350.15         5,895,542.22            11,246.85
                  76           3/20/06         46,571,010.47         339,006.37         9,977,175.28            10,605.15
                  77           4/20/06         41,456,379.53         279,193.21         5,114,630.94             9,987.76
                  78           5/20/06         29,814,503.29         248,531.00        11,641,876.24             9,372.04
                  79           6/20/06         24,309,844.60         178,737.95         5,504,658.69             8,846.54
                  80           7/20/06         18,717,116.06         145,737.52         5,592,728.54             8,353.52
                  81           8/20/06          8,365,102.93         112,209.11        10,352,013.14             7,878.23
                  82           9/20/06          6,133,787.06          50,148.79         2,231,315.87             7,479.43
                  83          10/20/06          5,014,677.15          36,772.05         1,119,109.91             7,074.61
                  84          11/20/06          1,999,507.22          30,062.99         3,015,169.93             6,659.16
                  85          12/20/06                     0          11,987.05         1,999,507.22             1,013.04

      ASSUMPTIONS                                                        MONEY MARKET CURVE AS OF         TREASURY CURVE AS OF
                                                                                 10/29/99                       10/29/99
                                                                         ------------------------         ---------------------
1% Cleanup Call is Not Exercised                                         TERM (YRS)    YIELD (BEY%)     TERM (YRS)    YIELD (BEY%)
--------------------------------                                         ----------    ------------     ----------    ------------
Initial Balance is calculated using the projected Unpaid Principal
Balance as of Nov 10, 1999                                                 1/12           4.700            1/4           5.080
Prepay Rates are a Constant % of CPR                                        1/4           5.150            1/2           5.260
100% of All Prepayment Premiums are assumed to be collected                 1/2           5.600             1            5.410
Prepayment Premiums are allocated to one or more classes                     1            5.650             2            5.780
  of the offered certificates as described in the prospectus using           2            5.950             5            5.940
  the Discount Rate Fraction Method (see Prospectus or Example in
  Term Sheet)                                                                5            6.300             10           6.020
No Extensions on any Mortgage Loan                                                                          30           6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES                                               [LOGO]

                                NATIONSLINK 99-2
                                   CLASS A-3

PREPAYMENT (CPR)                    SCENARIO 1
----------------                    ----------
PORTFOLIO MORTGAGE LOANS
During YM                             6.00%
During Open/Fixed Penalty            100.00%
CONDUIT MORTGAGE LOANS
During YM                             0.00%
During Open/Fixed Penalty             0.00%

Period Number                 Pay Date            End Balance        Interest Payment    Principal Payment     Yield Maintenance
-------------                 --------            -----------        ----------------    -----------------     -----------------
      1                       12/20/99           232,000,439.00        1,390,842.63                     0                      0
      2                        1/20/00           232,000,439.00        1,390,842.63                     0                      0
      3                        2/20/00           232,000,439.00        1,390,842.63                     0                      0
      4                        3/20/00           232,000,439.00        1,390,842.63                     0                      0
      5                        4/20/00           232,000,439.00        1,390,842.63                     0                      0
      6                        5/20/00           232,000,439.00        1,390,842.63                     0                      0
      7                        6/20/00           232,000,439.00        1,390,842.63                     0                      0
      8                        7/20/00           232,000,439.00        1,390,842.63                     0                      0
      9                        8/20/00           232,000,439.00        1,390,842.63                     0                      0
     10                        9/20/00           232,000,439.00        1,390,842.63                     0                      0
     11                       10/20/00           232,000,439.00        1,390,842.63                     0                      0
     12                       11/20/00           232,000,439.00        1,390,842.63                     0                      0
     13                       12/20/00           232,000,439.00        1,390,842.63                     0                      0
     14                        1/20/01           232,000,439.00        1,390,842.63                     0                      0
     15                        2/20/01           232,000,439.00        1,390,842.63                     0                      0
     16                        3/20/01           232,000,439.00        1,390,842.63                     0                      0
     17                        4/20/01           232,000,439.00        1,390,842.63                     0                      0
     18                        5/20/01           232,000,439.00        1,390,842.63                     0                      0
     19                        6/20/01           232,000,439.00        1,390,842.63                     0                      0
     20                        7/20/01           232,000,439.00        1,390,842.63                     0                      0
     21                        8/20/01           232,000,439.00        1,390,842.63                     0                      0
     22                        9/20/01           232,000,439.00        1,390,842.63                     0                      0
     23                       10/20/01           232,000,439.00        1,390,842.63                     0                      0
     24                       11/20/01           232,000,439.00        1,390,842.63                     0                      0
     25                       12/20/01           232,000,439.00        1,390,842.63                     0                      0
     26                        1/20/02           232,000,439.00        1,390,842.63                     0                      0
     27                        2/20/02           232,000,439.00        1,390,842.63                     0                      0
     28                        3/20/02           232,000,439.00        1,390,842.63                     0                      0
     29                        4/20/02           232,000,439.00        1,390,842.63                     0                      0
     30                        5/20/02           232,000,439.00        1,390,842.63                     0                      0
     31                        6/20/02           232,000,439.00        1,390,842.63                     0                      0
     32                        7/20/02           232,000,439.00        1,390,842.63                     0                      0
     33                        8/20/02           232,000,439.00        1,390,842.63                     0                      0
     34                        9/20/02           232,000,439.00        1,390,842.63                     0                      0
     35                       10/20/02           232,000,439.00        1,390,842.63                     0                      0
     36                       11/20/02           232,000,439.00        1,390,842.63                     0                      0
     37                       12/20/02           232,000,439.00        1,390,842.63                     0                      0
     38                        1/20/03           232,000,439.00        1,390,842.63                     0                      0
     39                        2/20/03           232,000,439.00        1,390,842.63                     0                      0
     40                        3/20/03           232,000,439.00        1,390,842.63                     0                      0
     41                        4/20/03           232,000,439.00        1,390,842.63                     0                      0
     42                        5/20/03           232,000,439.00        1,390,842.63                     0                      0
     43                        6/20/03           232,000,439.00        1,390,842.63                     0                      0
     44                        7/20/03           232,000,439.00        1,390,842.63                     0                      0
     45                        8/20/03           232,000,439.00        1,390,842.63                     0                      0
     46                        9/20/03           230,042,992.12        1,390,842.63            1957446.88               23070.56
     47                       10/20/03           227,366,567.56        1,379,107.74            2676424.57               42273.49
     48                       11/20/03           224,707,455.29        1,363,062.57          2,659,112.26              41,085.13
     49                       12/20/03           222,055,375.92        1,347,121.19          2,652,079.37              39,912.79
     50                        1/20/04           219,420,398.70        1,331,221.98          2,634,977.22              38,749.99
     51                        2/20/04           216,797,395.39        1,315,425.29          2,623,003.31              37,624.11
     52                        3/20/04           212,695,097.25        1,299,700.39          4,102,298.13              36,482.55
     53                        4/20/04           210,106,343.47        1,275,107.11          2,588,753.78              35,266.27
     54                        5/20/04           207,549,362.38        1,259,587.53          2,556,981.09              34,128.75
     55                        6/20/04           203,736,977.08        1,244,258.43          3,812,385.30              32,991.46
     56                        7/20/04           201,216,623.65        1,221,403.18          2,520,353.43              31,839.26
     57                        8/20/04           193,757,913.39        1,206,293.66          7,458,710.26              30,666.68
     58                        9/20/04           186,481,620.19        1,161,578.69          7,276,293.20              29,519.80
     59                       10/20/04           181,802,239.52        1,117,957.31          4,679,380.67              28,367.32
     60                       11/20/04           175,067,294.45        1,089,904.43          6,734,945.07              27,054.70
     61                       12/20/04           172,733,473.44        1,049,528.43          2,333,821.01              25,902.03
     62                        1/20/05           164,591,608.11        1,035,537.17          8,141,865.34              24,746.83
     63                        2/20/05           161,383,314.12          986,726.69          3,208,293.99              23,621.05
     64                        3/20/05           157,872,431.82          967,492.97          3,510,882.30              22,501.76
     65                        4/20/05           154,770,565.82          946,445.23          3,101,866.00              21,375.73
     66                        5/20/05           150,187,476.77          927,849.54          4,583,089.05              20,237.23
     67                        6/20/05           147,014,972.74          900,373.92          3,172,504.03              19,106.30
     68                        7/20/05           141,623,599.54          881,354.76          5,391,373.20              17,959.92
     69                        8/20/05           130,801,257.77          849,033.48         10,822,341.77              16,843.87
     70                        9/20/05           120,950,890.67          784,153.54          9,850,367.10              15,766.24
     71                       10/20/05           107,034,680.61          725,100.59         13,916,210.06              14,676.21
     72                       11/20/05            98,911,330.88          641,672.91          8,123,349.73              13,708.86
     73                       12/20/05            85,975,219.69          592,973.43         12,936,111.19              12,782.93
     74                        1/20/06            62,443,727.98          515,421.44         23,531,491.72              11,925.39
     75                        2/20/06            56,548,185.75          374,350.15          5,895,542.22              11,246.85
     76                        3/20/06            46,571,010.47          339,006.37          9,977,175.28              10,605.15
     77                        4/20/06            41,456,379.53          279,193.21          5,114,630.94               9,987.76
     78                        5/20/06            29,814,503.29          248,531.00         11,641,876.24               9,372.04
     79                        6/20/06            24,309,844.60          178,737.95          5,504,658.69               8,846.54
     80                        7/20/06            18,717,116.06          145,737.52          5,592,728.54               8,353.52
     81                        8/20/06             8,365,102.93          112,209.11         10,352,013.14               7,878.23
     82                        9/20/06             6,133,787.06           50,148.79          2,231,315.87               7,479.43
     83                       10/20/06             5,014,677.15           36,772.05          1,119,109.91               7,074.61
     84                       11/20/06             1,999,507.22           30,062.99          3,015,169.93               6,659.16
     85                       12/20/06                        0           11,987.05          1,999,507.22               1,013.04

        ASSUMPTIONS                                                      MONEY MARKET CURVE AS OF      TREASURY CURVE AS OF
                                                                                10/29/99                     10/29/99
                                                                        --------------------------   ---------------------------
1% Cleanup Call is Not Exercised                                        TERM (YRS)    YIELD (BEY%)   TERM (YRS)     YIELD (BEY%)
--------------------------------                                        ----------    ------------   ----------     ------------
Initial Balance is calculated using the projected Unpaid Principal
Balance as of Nov 10, 1999                                                 1/12           4.700         1/4            5.080
Prepay Rates are a Constant % of CPR                                        1/4           5.150         1/2            5.260
100% of All Prepayment Premiums are assumed to be collected                 1/2           5.600          1             5.410
Prepayment Premiums are allocated to one or more classes                     1            5.650          2             5.780
  of the offered certificates as described in the prospectus using           2            5.950          5             5.940
  the Discount Rate Fraction Method (see Prospectus or Example in
  Term Sheet)                                                                5            6.300          10            6.020
No Extensions on any Mortgage Loan                                                                       30            6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES                                               [LOGO]

                          PRICE/YIELD TABLE - CLASS A-2

Security ID:                      NationsLink 99-2                              Initial Balance:                    84,648,789
Settlement Date:                         11/30/99                               Initial Pass-Through Rate:             7.1180%
Accrual Start Date:                       11/1/99
First Pay Date:                          12/20/99

PREPAYMENT (CPR)                        SCENARIO 1     SCENARIO 2      SCENARIO 3      SCENARIO 4      SCENARIO 5      SCENARIO 6
----------------                        ----------     ----------      ----------      ----------      ----------      ----------
PORTFOLIO MORTGAGE LOANS
During YM                                 6.00%          6.00%           6.00%           6.00%           6.00%           6.00%
During Open/Fixed Penalty                 0.00%         10.00%          25.00%          50.00%          75.00%         100.00%
CONDUIT MORTGAGE LOANS
During YM                                 0.00%          0.00%           0.00%           0.00%           0.00%           0.00%
During Open/Fixed Penalty                 0.00%         10.00%          25.00%          50.00%          75.00%         100.00%

                                 SCENARIO 1     SCENARIO 2     SCENARIO 3     SCENARIO 4     SCENARIO 5     SCENARIO 6
                                 ----------     ----------     ----------     ----------     ----------     ----------
                       99-16        7.50           7.50           7.50           7.50           7.51           7.51
                       99-18        7.48           7.48           7.48           7.48           7.48           7.48
                       99-20        7.45           7.45           7.45           7.46           7.46           7.46
                       99-22        7.43           7.43           7.43           7.43           7.44           7.44
                       99-24        7.41           7.41           7.41           7.41           7.41           7.41
                       99-26        7.39           7.38           7.38           7.39           7.39           7.39
                       99-28        7.36           7.36           7.36           7.36           7.37           7.37
                       99-30        7.34           7.34           7.34           7.34           7.34           7.34
                      100-00        7.32           7.31           7.31           7.32           7.32           7.32
                      100-02        7.30           7.29           7.29           7.29           7.30           7.30
                      100-04        7.27           7.27           7.27           7.27           7.27           7.27
                      100-06        7.25           7.25           7.24           7.25           7.25           7.25
                      100-08        7.23           7.22           7.22           7.22           7.23           7.23
                      100-10        7.21           7.20           7.20           7.20           7.20           7.20
                      100-12        7.18           7.18           7.18           7.18           7.18           7.18
                      100-14        7.16           7.16           7.15           7.15           7.16           7.16
                      100-16        7.14           7.13           7.13           7.13           7.13           7.13
WAL (YRS)                           3.17           3.14           3.11           3.08           3.07           3.07
MOD DUR                             2.74           2.72           2.69           2.67           2.66           2.66
FIRST PRIN DATE                  07/20/2002     07/20/2002     06/20/2002     06/20/2002     06/20/2002     06/20/2002
FINAL PRIN DATE                  11/20/2003     10/20/2003     10/20/2003     09/20/2003     09/20/2003     09/20/2003
PRIN WINDOW                          17             16             17             16             16             16

          ASSUMPTIONS                                            MONEY MARKET CURVE AS OF 10/26/99    TREASURY CURVE AS OF 10/26/99
1% Cleanup Call is Not Exercised                                       TERM (YRS)   YIELD (BEY%)       TERM (YRS)   YIELD (BEY%)
--------------------------------                                       ----------   ------------       ----------   ------------
Initial Balance is calculated using the projected Unpaid
  Principal Balance as of Nov 10, 1999                                   1/12          4.700              1/4           5.130
Prepay Rates are a Constant % of CPR                                     1/4           5.150              1/2           5.330
100% of All Prepayment Premiums are assumed to be collected              1/2           5.600               1            5.530
Prepayment Premiums are allocated to one or more classes                  1            5.650               2            5.970
  of the offered certificates as described under
  "Description of the Certificates-Distributions-                         2            5.950               5            6.140
  Distributions of Prepayment Premiums" in the Prospectus
  Supplement                                                              5            6.300              10            6.230
No Extensions on any Mortgage Loan                                                                        30            6.370
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                BANK OF AMERICA [LOGO]

                          PRICE/YIELD TABLE - CLASS A-3

Security ID:                      NationsLink 99-2                              Initial Balance:                   232,000,439
Settlement Date:                         11/30/99                               Initial Pass-Through Rate:             7.4300%
Accrual Start Date:                       11/1/99
First Pay Date:                          12/20/99

PREPAYMENT (CPR)                       SCENARIO 1    SCENARIO 2     SCENARIO 3     SCENARIO 4     SCENARIO 5    SCENARIO 6
----------------                       ----------    ----------     ----------     ----------     ----------    ----------
PORTFOLIO MORTGAGE LOANS
During YM                                 6.00%         6.00%          6.00%          6.00%          6.00%          6.00%
During Open/Fixed Penalty                 0.00%        10.00%         25.00%         50.00%         75.00%        100.00%
CONDUIT MORTGAGE LOANS
During YM                                 0.00%         0.00%          0.00%          0.00%          0.00%          0.00%
During Open/Fixed Penalty                 0.00%        10.00%         25.00%         50.00%         75.00%        100.00%

                                   SCENARIO 1     SCENARIO 2     SCENARIO 3     SCENARIO 4     SCENARIO 5     SCENARIO 6
                                   ----------     ----------     ----------     ----------     ----------     ----------
              99-16                   7.62           7.63           7.63           7.63           7.63           7.63
              99-18                   7.61           7.61           7.61           7.61           7.62           7.62
              99-20                   7.59           7.60           7.60           7.60           7.60           7.60
              99-22                   7.58           7.58           7.59           7.59           7.59           7.59
              99-24                   7.57           7.57           7.57           7.57           7.57           7.57
              99-26                   7.55           7.56           7.56           7.56           7.56           7.56
              99-28                   7.54           7.54           7.54           7.55           7.55           7.55
              99-30                   7.53           7.53           7.53           7.53           7.53           7.53
             100-00                   7.51           7.51           7.52           7.52           7.52           7.52
             100-02                   7.50           7.50           7.50           7.50           7.50           7.50
             100-04                   7.48           7.49           7.49           7.49           7.49           7.49
             100-06                   7.47           7.47           7.47           7.48           7.48           7.48
             100-08                   7.46           7.46           7.46           7.46           7.46           7.46
             100-10                   7.44           7.44           7.45           7.45           7.45           7.45
             100-12                   7.43           7.43           7.43           7.43           7.43           7.43
             100-14                   7.41           7.42           7.42           7.42           7.42           7.42
             100-16                   7.40           7.40           7.40           7.41           7.41           7.41
WAL (YRS)                             5.71           5.70           5.69           5.68           5.68           5.68
MOD DUR                               4.48           4.47           4.46           4.46           4.46           4.46
FIRST PRIN DATE                    11/20/2003     10/20/2003     10/20/2003     09/20/2003     09/20/2003     09/20/2003
FINAL PRIN DATE                    12/20/2006     12/20/2006     12/20/2006     12/20/2006     12/20/2006     12/20/2006
PRIN WINDOW                            38             39             39             40             40             40

           ASSUMPTIONS                                           MONEY MARKET CURVE AS OF 10/26/99   TREASURY CURVE AS OF 10/26/99
1% Cleanup Call is Not Exercised                                       TERM (YRS)  YIELD (BEY%)        TERM (YRS)  YIELD (BEY%)
--------------------------------                                       ----------  ------------        ----------  ------------
Initial Balance is calculated using the projected Unpaid
  Principal Balance as of Nov 10, 1999                                   1/12          4.700               1/4           5.130
Prepay Rates are a Constant % of CPR                                     1/4           5.150               1/2           5.330
100% of All Prepayment Premiums are assumed to be collected              1/2           5.600                1            5.530
Prepayment Premiums are allocated to one or more classes                  1            5.650                2            5.970
  of the offered certificates as described under                          2            5.950                5            6.140
  "Description of the Certificates-Distributions-                         5            6.300               10            6.230
  Distributions of Prepayment Premiums" in the Prospectus
  Supplement
No Extensions on any Mortgage Loan                                                                         30            6.370
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                BANK OF AMERICA [LOGO]

                          PRICE/YIELD TABLE - CLASS A-4

Security ID:                      NationsLink 99-2                              Initial Balance:                   110,485,256
Settlement Date:                         11/30/99                               Initial Pass-Through Rate:             7.6626%
Accrual Start Date:                       11/1/99
First Pay Date:                          12/20/99

PREPAYMENT (CPR)                        SCENARIO 1     SCENARIO 2     SCENARIO 3      SCENARIO 4      SCENARIO 5      SCENARIO 6
----------------                        ----------     ----------     ----------      ----------      ----------      ----------
Portfolio Mortgage Loans
During YM                                 6.00%          6.00%           6.00%           6.00%           6.00%           6.00%
During Open/Fixed Penalty                 0.00%         10.00%          25.00%          50.00%          75.00%         100.00%
CONDUIT MORTGAGE LOANS
During YM                                 0.00%          0.00%           0.00%           0.00%           0.00%           0.00%
During Open/Fixed Penalty                 0.00%         10.00%          25.00%          50.00%          75.00%         100.00%

                                   SCENARIO 1     SCENARIO 2     SCENARIO 3     SCENARIO 4     SCENARIO 5     SCENARIO 6
                                   ----------     ----------     ----------     ----------     ----------     ----------
              98-30                   7.82           7.82           7.81           7.81           7.81           7.81
              99-02                   7.80           7.79           7.79           7.79           7.79           7.79
              99-06                   7.77           7.77           7.77           7.77           7.77           7.76
              99-10                   7.75           7.75           7.75           7.75           7.74           7.74
              99-14                   7.73           7.73           7.73           7.72           7.72           7.72
              99-18                   7.71           7.71           7.71           7.70           7.70           7.70
              99-22                   7.69           7.69           7.68           7.68           7.68           7.68
              99-26                   7.67           7.66           7.66           7.66           7.66           7.66
              99-30                   7.65           7.64           7.64           7.64           7.64           7.64
             100-02                   7.62           7.62           7.62           7.62           7.62           7.61
             100-06                   7.60           7.60           7.60           7.60           7.59           7.59
             100-10                   7.58           7.58           7.58           7.57           7.57           7.57
             100-14                   7.56           7.56           7.56           7.55           7.55           7.55
             100-18                   7.54           7.54           7.53           7.53           7.53           7.53
             100-22                   7.52           7.52           7.51           7.51           7.51           7.51
             100-26                   7.50           7.49           7.49           7.49           7.49           7.49
             100-30                   7.47           7.47           7.47           7.47           7.47           7.46
WAL (YRS)                             8.07           8.07           8.07           8.06           8.06           8.02
MOD DUR                               5.81           5.81           5.81           5.80           5.80           5.79
FIRST PRIN DATE                    12/20/2006     12/20/2006     12/20/2006     12/20/2006     12/20/2006     12/20/2006
FINAL PRIN DATE                    10/20/2008     10/20/2008     10/20/2008     10/20/2008     09/20/2008     07/20/2008
PRIN WINDOW                            23             23             23             23             22             20

           ASSUMPTIONS                                           MONEY MARKET CURVE AS OF 10/26/99   TREASURY CURVE AS OF 10/26/99
1% Cleanup Call is Not Exercised                                      TERM (YRS)   YIELD (BEY%)        TERM (YRS)    YIELD (BEY%)
--------------------------------                                      ----------   ------------        ----------    ------------
Initial Balance is calculated using the projected Unpaid
  Principal Balance as of Nov 10, 1999                                   1/12          4.700               1/4           5.130
Prepay Rates are a Constant % of CPR                                     1/4           5.150               1/2           5.330
100% of All Prepayment Premiums are assumed to be collected              1/2           5.600                1            5.530
Prepayment Premiums are allocated to one or more classes                  1            5.650                2            5.970
  of the offered certificates as described under
  "Description of the Certificates-Distributions-                         2            5.950                5            6.140
  Distributions of Prepayment Premiums" in the Prospectus
  Supplement                                                              5            6.300               10            6.230
No Extensions on any Mortgage Loan                                                                         30            6.370
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                BANK OF AMERICA [LOGO]

                         PRICE/YIELD TABLE - CLASS A-1C

Security ID:                      NationsLink 99-2                              Initial Balance:                   103,960,279
Settlement Date:                         11/30/99                               Initial Pass-Through Rate:             7.2290%
Accrual Start Date:                       11/1/99
First Pay Date:                          12/20/99

PREPAYMENT (CPR)                   SCENARIO 1     SCENARIO 2     SCENARIO 3      SCENARIO 4      SCENARIO 5      SCENARIO 6
----------------                   ----------     ----------     ----------      ----------      ----------      ----------
Portfolio Mortgage Loans
During YM                            6.00%          6.00%           6.00%           6.00%           6.00%           6.00%
During Open/Fixed Penalty            0.00%         10.00%          25.00%          50.00%          75.00%         100.00%
CONDUIT MORTGAGE LOANS
During YM                            0.00%          0.00%           0.00%           0.00%           0.00%           0.00%
During Open/Fixed Penalty            0.00%         10.00%          25.00%          50.00%          75.00%         100.00%

                              SCENARIO 1          SCENARIO 2     SCENARIO 3     SCENARIO 4     SCENARIO 5     SCENARIO 6
                              ----------          ----------     ----------     ----------     ----------     ----------
              99-00              7.48                7.49           7.49           7.50           7.51           7.51
              99-04              7.46                7.46           7.46           7.47           7.48           7.48
              99-08              7.43                7.43           7.43           7.44           7.45           7.45
              99-12              7.40                7.40           7.40           7.41           7.42           7.42
              99-16              7.37                7.37           7.37           7.38           7.39           7.39
              99-20              7.34                7.34           7.34           7.35           7.36           7.36
              99-24              7.31                7.31           7.31           7.32           7.33           7.33
              99-28              7.28                7.28           7.29           7.29           7.30           7.30
             100-00              7.25                7.25           7.26           7.26           7.27           7.27
             100-04              7.22                7.22           7.23           7.23           7.24           7.24
             100-08              7.19                7.19           7.20           7.20           7.21           7.21
             100-12              7.16                7.16           7.17           7.17           7.18           7.18
             100-16              7.13                7.13           7.14           7.14           7.15           7.15
             100-20              7.10                7.11           7.11           7.11           7.12           7.12
             100-24              7.07                7.08           7.08           7.08           7.09           7.09
             100-28              7.05                7.05           7.05           7.05           7.06           7.06
             101-00              7.02                7.02           7.02           7.03           7.03           7.03
WAL (YRS)                        5.50                5.48           5.45           5.41           5.36           5.24
MOD DUR                          4.25                4.24           4.22           4.19           4.16           4.08
FIRST PRIN DATE               12/20/1999          12/20/1999     12/20/1999     12/20/1999     12/20/1999     12/20/1999
FINAL PRIN DATE               01/20/2008          01/20/2008     01/20/2008     12/20/2007     12/20/2007     07/20/2007
PRIN WINDOW                       98                  98             98             97             97             92

           ASSUMPTIONS                                              MONEY MARKET CURVE AS OF 10/26/99  TREASURY CURVE AS OF 10/26/99
1% Cleanup Call is Not Exercised                                         TERM (YRS)   YIELD (BEY%)       TERM (YRS)    YIELD (BEY%)
--------------------------------                                         ----------   ------------       ----------    ------------
Initial Balance is calculated using the projected Unpaid
  Principal Balance as of Nov 10, 1999                                    1/12          4.700               1/4           5.130
Prepay Rates are a Constant % of CPR                                      1/4           5.150               1/2           5.330
100% of All Prepayment Premiums are assumed to be collected               1/2           5.600                1            5.530
Prepayment Premiums are allocated to one or more classes                   1            5.650                2            5.970
  of the offered certificates as described under
  "Description of the Certificates-Distributions-                          2            5.950                5            6.140
  Distributions of Prepayment Premiums" in the Prospectus
  Supplement                                                               5            6.300               10            6.230
No Extensions on any Mortgage Loan                                                                          30            6.370
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                BANK OF AMERICA [LOGO]

                         PRICE/YIELD TABLE - CLASS A-2C

Security ID:                      NationsLink 99-2                              Initial Balance:                   114,048,463
Settlement Date:                         11/30/99                               Initial Pass-Through Rate:             7.4720%
Accrual Start Date:                       11/1/99
First Pay Date:                          12/20/99

PREPAYMENT (CPR)                   SCENARIO 1    SCENARIO 2      SCENARIO 3      SCENARIO 4      SCENARIO 5      SCENARIO 6
----------------                   ----------    ----------      ----------      ----------      ----------      ----------
PORTFOLIO MORTGAGE LOANS
During YM                            6.00%          6.00%           6.00%           6.00%           6.00%           6.00%
During Open/Fixed Penalty            0.00%         10.00%          25.00%          50.00%          75.00%         100.00%
CONDUIT MORTGAGE LOANS
During YM                            0.00%          0.00%           0.00%           0.00%           0.00%           0.00%
During Open/Fixed Penalty            0.00%         10.00%          25.00%          50.00%          75.00%         100.00%

                              SCENARIO 1          SCENARIO 2     SCENARIO 3     SCENARIO 4     SCENARIO 5     SCENARIO 6
                              ----------          ----------     ----------     ----------     ----------     ----------
              99-00              7.66                7.66           7.66           7.66           7.66           7.66
              99-04              7.64                7.64           7.64           7.64           7.64           7.64
              99-08              7.62                7.62           7.62           7.62           7.62           7.62
              99-12              7.60                7.60           7.60           7.60           7.60           7.60
              99-16              7.58                7.58           7.58           7.58           7.58           7.58
              99-20              7.56                7.56           7.56           7.56           7.56           7.56
              99-24              7.54                7.54           7.54           7.54           7.54           7.54
              99-28              7.51                7.51           7.52           7.52           7.52           7.52
             100-00              7.49                7.49           7.49           7.49           7.49           7.50
             100-04              7.47                7.47           7.47           7.47           7.47           7.48
             100-08              7.45                7.45           7.45           7.45           7.45           7.45
             100-12              7.43                7.43           7.43           7.43           7.43           7.43
             100-16              7.41                7.41           7.41           7.41           7.41           7.41
             100-20              7.39                7.39           7.39           7.39           7.39           7.39
             100-24              7.37                7.37           7.37           7.37           7.37           7.37
             100-28              7.35                7.35           7.35           7.35           7.35           7.35
             101-00              7.33                7.33           7.33           7.33           7.33           7.33
WAL (YRS)                        8.59                8.58           8.56           8.53           8.49           8.24
MOD DUR                          6.12                6.12           6.11           6.10           6.07           5.95
FIRST PRIN DATE               01/20/2008          01/20/2008     01/20/2008     12/20/2007     12/20/2007     07/20/2007
FINAL PRIN DATE               10/20/2008          09/20/2008     09/20/2008     09/20/2008     09/20/2008     06/20/2008
PRIN WINDOW                       10                   9              9             10             10             12

           ASSUMPTIONS                                           MONEY MARKET CURVE AS OF 10/26/99     TREASURY CURVE AS OF 10/26/99
1% Cleanup Call is Not Exercised                                     TERM (YRS)    YIELD (BEY%)         TERM (YRS)    YIELD (BEY%)
--------------------------------                                     ----------    ------------         ----------    ------------
Initial Balance is calculated using the projected Unpaid
  Principal Balance as of Nov 10, 1999                                   1/12          4.700               1/4           5.130
Prepay Rates are a Constant % of CPR                                     1/4           5.150               1/2           5.330
100% of All Prepayment Premiums are assumed to be collected              1/2           5.600                1            5.530
Prepayment Premiums are allocated to one or more classes                  1            5.650                2            5.970
  of the offered certificates as described under
  "Description of the Certificates-Distributions-                         2            5.950                5            6.140
  Distributions of Prepayment Premiums" in the Prospectus
  Supplement                                                              5            6.300               10            6.230
No Extensions on any Mortgage Loan                                                                         30            6.370
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                BANK OF AMERICA [LOGO]

                                NATIONSLINK 99-2
                              TOTAL RETURN ANALYSIS

Security ID:              NationsLink 99-2           Initial Balance:                     232,000,439
Settlement Date:                  11/30/99           Initial Pass-Through Rate:               7.1940%
Accrual Start Date:               11/1/99            Coupon Type:                            Fixed (1)
First Pay Date:                   12/20/99           (1) Pass-Through Rate will not exceed the weighted average Net Mortgage Rate.

     ASSUMED HORIZON

Initial Settle                    11/30/99
Exit Settle                       11/30/00


PREPAYMENT (CPR)     INITIAL PRICING    SCENARIO 1      SCENARIO 2      SCENARIO 3
-------------------  ---------------    ----------      ----------      ----------
PORTFOLIO MORTGAGE
 LOANS
------------------
During YM                 6.00%            6.00%           0.00%          12.00%
During Open/Fixed
 Penalty                  6.00%            6.00%           0.00%          12.00%
CONDUIT MORTGAGE
  LOANS
During YM                 0.00%            0.00%           0.00%          0.00%
During Open/Fixed
  Penalty                 0.00%            0.00%           0.00%          0.00%
YIELD CURVE
Shock                     0.00%            0.00%           1.00%         -1.00%
Reinvestment Rate           NA             5.39%           6.39%          4.39%

                                                                                                                       TOTAL RETURN
                        OPEN PRICE      ACCRUED INT   TOTAL PROCEEDS   CLOSE PRICE    ACCRUED INT     TOTAL PROCEEDS   HORIZON (BEY)
                        ----------     ------------   --------------   -----------   ------------     --------------   -------------
       SCENARIO 1         100-00       1,344,481.21   233,344,920.21     100-03.3    1,344,481.21     233,584,170.66       7.31%
       SCENARIO 2         100-00       1,344,481.21   233,344,920.21      95-14.7    1,344,481.21     222,810,650.28       2.84%
       SCENARIO 3         100-00       1,344,481.21   233,344,920.21     104-20.9    1,344,481.21     244,140,190.64      11.60%



       ASSUMPTIONS                                                                MONEY MARKET CURVE AS OF 10/29/99
       -----------                                                                ---------------------------------
1% Cleanup Call is Not Exercised                                                  TERM (YRS)             YIELD (BEY%)
                                                                                  ----------             ------------
Initial Balance is calculated using the projected Unpaid Principal
  Balance as of Nov 10, 1999                                                         1/12                    4.700
Prepay Rates are a Constant % of CPR                                                 1/4                     5.150
100% of All Prepayment Premiums are assumed to be collected                          1/2                     5.600
Prepayment Premiums are allocated to one or more classes                              1                      5.650
  of the offered certificates as described in the prospectus using                    2                      5.950
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)         5                      6.300
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


       ASSUMPTIONS                                                                 TREASURY CURVE AS OF 10/29/99
       -----------                                                               ----------------------------------
1% Cleanup Call is Not Exercised                                                 TERM (YRS)             YIELD (BEY%)
                                                                                 ----------             ------------
Initial Balance is calculated using the projected Unpaid Principal
  Balance as of Nov 10, 1999                                                        1/4                     5.080
Prepay Rates are a Constant % of CPR                                                1/2                     5.260
100% of All Prepayment Premiums are assumed to be collected                          1                      5.410
Prepayment Premiums are allocated to one or more classes                             2                      5.780
  of the offered certificates as described in the prospectus using                   5                      5.940
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)       10                      6.020
No Extensions on any Mortgage Loan                                                  30                      6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES                                                 LOGO

Class: C

Security ID:                    NationsLink 99-2             Initial Balance:                      44,886,135
Settlement Date:                       11/30/99              Initial Pass-Through Rate:               7.6626%
Accrual Start Date:                     11/1/99              Coupon Type:                                 WAC

First Pay Date:                        12/20/99

PREPAYMENT (CPR)                      SCENARIO 1
------------------------              ----------
PORTFOLIO MORTGAGE LOANS
During YM                               100.00%
During Open/Fixed Penalty               100.00%
Conduit Mortgage Loans
During YM                               100.00%
During Open/Fixed Penalty               100.00%


                                      SCENARIO 1
                                      ----------
             98-08                       7.59
             98-12                       7.57
             98-16                       7.55
             98-20                       7.53
             98-24                       7.51
             98-28                       7.49
             99-00                       7.47
             99-04                       7.45
             99-08                       7.43
             99-12                       7.41
             99-16                       7.39
             99-20                       7.37
             99-24                       7.35
             99-28                       7.33
            100-00                       7.31
            100-04                       7.29
            100-08                       7.27
WAL (Yrs)                                8.81
Mod Dur                                  6.28
First Prin Date                       08/20/2008
Final Prin Date                       10/20/2008
Prin Window                                3

          ASSUMPTIONS                                                                            MONEY MARKET CURVE AS OF 10/29/99
          -----------                                                                           -----------------------------------
1% Cleanup Call is Not Exercised                                                                TERM (YRS)              YIELD (BEY%)
                                                                                                ----------              -----------
Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999      1/12                    4.700
Prepay Rates are a Constant % of CPR                                                                1/4                    5.150
100% of All Prepayment Premiums are assumed to be collected                                         1/2                    5.600
Prepayment Premiums are allocated to one or more classes                                             1                     5.650
  of the offered certificates as described in the prospectus using                                   2                     5.950
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)                        5                     6.300
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

          ASSUMPTIONS                                                                              TREASURY CURVE AS OF 10/29/99
          -----------                                                                           ----------------------------------
1% Cleanup Call is Not Exercised                                                                TERM (YRS)             YIELD (BEY%)
                                                                                                ----------             ------------
Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999       1/4                    5.080
Prepay Rates are a Constant % of CPR                                                                1/2                    5.260
100% of All Prepayment Premiums are assumed to be collected                                          1                     5.410
Prepayment Premiums are allocated to one or more classes                                             2                     5.780
  of the offered certificates as described in the prospectus using                                   5                     5.940
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)                       10                     6.020
No Extensions on any Mortgage Loan                                                                  30                     6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES                                                 LOGO

Class: X

Security ID:                     NationsLink 99-2                        Initial Balance:                  1,115,186,747
Settlement Date:                        11/30/99                         Initial Pass-Through Rate:              0.7297%
Accrual Start Date:                      11/1/99
First Pay Date:                         12/20/99

PREPAYMENT (CPR)                       SCENARIO 1                        SCENARIO 2             SCENARIO 3              SCENARIO 4
----------------                       ----------                        ----------             ----------              -----------
PORTFOLIO MORTGAGE LOANS
During YM                                 6.00%                             6.00%                  6.00%                   6.00%
During Open/Fixed Penalty                 6.00%                            15.00%                 25.00%                  50.00%
Conduit Mortgage Loans
During YM                                 0.00%                             0.00%                  0.00%                   0.00%
During Open/Fixed Penalty               100.00%                           100.00%                100.00%                 100.00%
Default Rate
CDR                                       3.00%                             3.00%                  3.00%                   3.00%


                                       SCENARIO 1                        SCENARIO 2             SCENARIO 3              SCENARIO 4
----------------                       ----------                        ----------             ----------              -----------
3-2.5                                     10.68                             10.57                 10.47                   10.29
3-3.0                                     10.49                             10.38                 10.28                   10.10
3-3.5                                     10.31                             10.20                 10.10                    9.92
3-4.0                                     10.12                             10.02                  9.92                    9.74
3-4.5                                      9.94                              9.84                  9.74                    9.56
3-5.0                                      9.76                              9.66                  9.56                    9.38
3-5.5                                      9.58                              9.48                  9.38                    9.21
3-6.0                                      9.41                              9.30                  9.21                    9.03
3-6.5                                      9.23                              9.13                  9.03                    8.86
3-7.0                                      9.06                              8.96                  8.86                    8.69
3-7.5                                      8.89                              8.78                  8.69                    8.52
3-8.0                                      8.72                              8.62                  8.52                    8.35
3-8.5                                      8.55                              8.45                  8.35                    8.18
3-9.0                                      8.38                              8.28                  8.19                    8.02
3-9.5                                      8.22                              8.12                  8.02                    7.85
3-10.0                                     8.05                              7.95                  7.86                    7.69
3-10.5                                     7.89                              7.79                  7.70                    7.53
WAL (Yrs)                                  6.03                              6.03                  6.03                    6.02
Mod Dur                                    2.75                              2.76                  2.77                    2.78
First Prin Date                        12/20/1999                        12/20/1999             12/20/1999              12/20/1999
Final Prin Date                        10/20/2012                        10/20/2012             10/20/2012              10/20/2012
Prin Window                                 155                               155                   155                     155
Yield Spread At Center Price               3.28                              3.17                  3.08                    2.90

          ASSUMPTIONS                                                                             MONEY MARKET CURVE AS OF 10/29/99
          -----------                                                                            ----------------------------------
1% Cleanup Call is Exercised                                                                     TERM (YRS)             YIELD (BEY%)
                                                                                                 ----------             ------------
Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999       1/12                    4.700
Prepay Rates are a Constant % of CPR                                                                 1/4                    5.150
Default Rates are a Constant % of CDR, beginning month 25, 12 month delay, 35% severity.             1/2                    5.600
100% of All Prepayment Premiums are assumed to be collected                                           1                     5.650
Prepayment Premiums are allocated to one or more classes                                              2                     5.950
  of the offered certificates as described in the prospectus using                                    5                     6.300
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan

          ASSUMPTIONS                                                                               TREASURY CURVE AS OF 10/29/99
          -----------                                                                            ----------------------------------
1% Cleanup Call is Exercised                                                                     TERM (YRS)             YIELD (BEY%)
                                                                                                 ----------             ------------
Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999        1/4                    5.080
Prepay Rates are a Constant % of CPR                                                                 1/2                    5.260
Default Rates are a Constant % of CDR, beginning month 25, 12 month delay, 35% severity.              1                     5.410
100% of All Prepayment Premiums are assumed to be collected                                           2                     5.780
Prepayment Premiums are allocated to one or more classes                                              5                     5.940
  of the offered certificates as described in the prospectus using                                   10                     6.020
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)                        30                     6.160
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan


RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES                                                 LOGO

Class: X

Security ID:                    NationsLink 99-2                            Initial Balance:                 1,115,186,747
Settlement Date:                       11/30/99                             Initial Pass-Through Rate:             0.7297%
Accrual Start Date:                     11/1/99
First Pay Date:                        12/20/99

PREPAYMENT (CPR)                      SCENARIO 1         SCENARIO 2             SCENARIO 3           SCENARIO 4          SCENARIO 5
----------------                      ----------         ----------             ----------           ----------          ----------
PORTFOLIO MORTGAGE LOANS
During YM                                6.00%              6.00%                  6.00%                6.00%               6.00%
During Open/Fixed Penalty                6.00%              6.00%                  6.00%                6.00%               6.00%
Conduit Mortgage Loans
During YM                                0.00%              0.00%                  0.00%                0.00%               0.00%
During Open/Fixed Penalty                0.00%             25.00%                 50.00%               75.00%             100.00%

                                      SCENARIO 1         SCENARIO 2             SCENARIO 3           SCENARIO 4          SCENARIO 5
                                      ----------         ----------             ----------           ----------          ----------
3-2.5                                    12.17             12.16                   12.15                12.14              12.01
3-3.0                                    11.99             11.98                   11.97                11.96              11.83
3-3.5                                    11.81             11.80                   11.79                11.77              11.65
3-4.0                                    11.63             11.62                   11.61                11.59              11.47
3-4.5                                    11.45             11.44                   11.43                11.41              11.29
3-5.0                                    11.27             11.26                   11.25                11.24              11.11
3-5.5                                    11.10             11.09                   11.08                11.06              10.93
3-6.0                                    10.92             10.91                   10.90                10.89              10.76
3-6.5                                    10.75             10.74                   10.73                10.72              10.58
3-7.0                                    10.58             10.57                   10.56                10.54              10.41
3-7.5                                    10.41             10.40                   10.39                10.38              10.24
3-8.0                                    10.24             10.23                   10.22                10.21              10.07
3-8.5                                    10.08             10.07                   10.06                10.04               9.91
3-9.0                                     9.91              9.90                    9.89                 9.88               9.74
3-9.5                                     9.75              9.74                    9.73                 9.71               9.58
3-10.0                                    9.59              9.58                    9.57                 9.55               9.42
3-10.5                                    9.43              9.42                    9.41                 9.39               9.25
WAL (Yrs)                                 6.43              6.42                    6.41                 6.40               6.32
Mod Dur                                   2.80              2.80                    2.79                 2.79               2.78
First Prin Date                       12/20/1999         12/20/1999             12/20/1999           12/20/1999          12/20/1999
Final Prin Date                       08/20/2013         08/20/2013             08/20/2013           08/20/2013          05/20/2013
Prin Window                                165              165                      165                  165                162
Yield Spread At Center Price              4.79              4.78                    4.77                 4.75               4.62

          ASSUMPTIONS                                                                             MONEY MARKET CURVE AS OF 10/29/99
          -----------                                                                            ----------------------------------
1% Cleanup Call is Exercised                                                                     TERM (YRS)             YIELD (BEY%)
                                                                                                 ----------             -----------
Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999       1/12                    4.700
Prepay Rates are a Constant % of CPR                                                                 1/4                    5.150
100% of All Prepayment Premiums are assumed to be collected                                          1/2                    5.600
Prepayment Premiums are allocated to one or more classes                                              1                     5.650
  of the offered certificates as described in the prospectus using                                    2                     5.950
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)                         5                     6.300
No Extensions on any Mortgage Loan
No Defaults on any Mortgage Loan
No Delinquencies on any Mortgage Loan


          ASSUMPTIONS                                                                              TREASURY CURVE AS OF 10/29/99
          -----------                                                                            ---------------------------------
1% Cleanup Call is Exercised                                                                     TERM (YRS)            YIELD (BEY%)
                                                                                                 ----------            ------------
Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999       1/4                    5.080
Prepay Rates are a Constant % of CPR                                                                1/2                    5.260
100% of All Prepayment Premiums are assumed to be collected                                          1                     5.410
Prepayment Premiums are allocated to one or more classes                                             2                     5.780
  of the offered certificates as described in the prospectus using                                   5                     5.940
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)                        10                    6.020
No Extensions on any Mortgage Loan                                                                   30                    6.160
No Defaults on any Mortgage Loan
No Delinquencies on any Mortgage Loan



RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES                                                 LOGO

Class: X

Security ID:                    NationsLink 99-2           Initial Balance:                 1,115,186,747
Settlement Date:                       11/30/99            Initial Pass-Through Rate:             0.7297%
Accrual Start Date:                     11/1/99
First Pay Date:                        12/20/99

PREPAYMENT (CPR)                  SCENARIO 1          SCENARIO 2               SCENARIO 3          SCENARIO 4          SCENARIO 5
----------------                  ----------          ----------               ----------          ----------          ----------
Portfolio Mortgage Loans
During YM                           15.00%              15.00%                   15.00%              15.00%              15.00%
During Open/Fixed Penalty           15.00%              15.00%                   15.00%              15.00%              15.00%
Conduit Mortgage Loans
During YM                            0.00%               0.00%                    0.00%              0.00%                0.00%
During Open/Fixed Penalty            0.00%              25.00%                   50.00%              75.00%              100.00%

                                  SCENARIO 1          SCENARIO 2               SCENARIO 3          SCENARIO 4          SCENARIO 5
                                  ----------          ----------               ----------          ----------          ----------
3-2.5                                13.37               13.37                    13.36              13.34                13.20
3-3.0                                13.17               13.16                    13.15              13.13                12.99
3-3.5                                12.96               12.95                    12.94              12.92                12.79
3-4.0                                12.75               12.75                    12.73              12.72                12.58
3-4.5                                12.55               12.54                    12.53              12.52                12.38
3-5.0                                12.35               12.34                    12.33              12.32                12.17
3-5.5                                12.15               12.14                    12.13              12.12                11.98
3-6.0                                11.96               11.95                    11.94              11.92                11.78
3-6.5                                11.76               11.75                    11.74              11.73                11.58
3-7.0                                11.57               11.56                    11.55              11.53                11.39
3-7.5                                11.38               11.37                    11.36              11.34                11.20
3-8.0                                11.19               11.18                    11.17              11.15                11.01
3-8.5                                11.00               10.99                    10.98              10.96                10.82
3-9.0                                10.82               10.81                    10.80              10.78                10.63
3-9.5                                10.63               10.62                    10.61              10.60                10.45
3-10.0                               10.45               10.44                    10.43              10.41                10.26
3-10.5                               10.27               10.26                    10.25              10.23                10.08
WAL (Yrs)                             5.83                5.82                     5.81                5.80                5.72
Mod Dur                               2.47                2.47                     2.47                2.47                2.46
First Prin Date                   12/20/1999          12/20/1999               12/20/1999          12/20/1999          12/20/1999
Final Prin Date                   08/20/2013          08/20/2013               08/20/2013          08/20/2013          05/20/2013
Prin Window                           165                 165                      165                165                  162
Yield Spread At Center Price         5.81                5.80                     5.79                5.77                5.63

          ASSUMPTIONS                                                                           MONEY MARKET CURVE AS OF 10/29/99
          -----------                                                                           ----------------------------------
1% Cleanup Call is Exercised                                                                    TERM (YRS)             YIELD (BEY%)
                                                                                                ----------             ------------
Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999      1/12                   4.700
Prepay Rates are a Constant % of CPR                                                                1/4                   5.150
100% of All Prepayment Premiums are assumed to be collected                                         1/2                   5.600
Prepayment Premiums are allocated to one or more classes                                             1                    5.650
  of the offered certificates as described in the prospectus using                                   2                    5.950
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)                        5                    6.300
No Extensions on any Mortgage Loan
No Defaults on any Mortgage Loan
No Delinquencies on any Mortgage Loan


          ASSUMPTIONS                                                                              TREASURY CURVE AS OF 10/29/99
          -----------                                                                           -----------------------------------
1% Cleanup Call is Exercised                                                                    TERM (YRS)             YIELD (BEY%)
                                                                                                ----------             ------------
Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999       1/4                    5.080
Prepay Rates are a Constant % of CPR                                                                1/2                    5.260
100% of All Prepayment Premiums are assumed to be collected                                          1                     5.410
Prepayment Premiums are allocated to one or more classes                                             2                     5.780
  of the offered certificates as described in the prospectus using                                   5                     5.940
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)                       10                     6.020
No Extensions on any Mortgage Loan                                                                  30                     6.160
No Defaults on any Mortgage Loan
No Delinquencies on any Mortgage Loan


RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES                                                 LOGO

CLASS: X

Security ID:                    NationsLink 99-2             Initial Balance:                 1,115,186,747
Settlement Date:                       11/30/99              Initial Pass-Through Rate:             0.7297%
Accrual Start Date:                     11/1/99
First Pay Date:                        12/20/99

PREPAYMENT (CPR)                      SCENARIO 1              SCENARIO 2              SCENARIO 3              SCENARIO 4
----------------                      ----------              ----------              ----------              ----------
PORTFOLIO MORTGAGE LOANS
During YM                                6.00%                  15.00%                  25.00%                  50.00%
During Open/Fixed Penalty                6.00%                  15.00%                  25.00%                  50.00%
CONDUIT MORTGAGE LOANS
During YM                                0.00%                   0.00%                   0.00%                   0.00%
During Open/Fixed Penalty               100.00%                 100.00%                 100.00%                 100.00%

                                      SCENARIO 1              SCENARIO 2              SCENARIO 3              SCENARIO 4
                                      ----------              ----------              ----------              ----------
3-2.5                                    7.60                    3.87                     1.13                   -2.36
3-3.0                                    7.44                    3.73                     1.00                   -2.47
3-3.5                                    7.29                    3.59                     0.87                   -2.58
3-4.0                                    7.13                    3.45                     0.74                   -2.69
3-4.5                                    6.98                    3.31                     0.61                   -2.80
3-5.0                                    6.83                    3.17                     0.49                   -2.91
3-5.5                                    6.68                    3.04                     0.36                   -3.02
3-6.0                                    6.53                    2.90                     0.24                   -3.13
3-6.5                                    6.39                    2.77                     0.11                   -3.24
3-7.0                                    6.24                    2.63                    -0.01                   -3.34
3-7.5                                    6.10                    2.50                    -0.13                   -3.45
3-8.0                                    5.95                    2.37                    -0.25                   -3.55
3-8.5                                    5.81                    2.24                    -0.37                   -3.65
3-9.0                                    5.67                    2.11                    -0.49                   -3.76
3-9.5                                    5.53                    1.98                    -0.61                   -3.86
3-10.0                                   5.39                    1.86                    -0.72                   -3.96
3-10.5                                   5.26                    1.73                    -0.84                   -4.06
WAL (YRS)                                6.32                    5.72                     5.25                    4.59
MOD DUR                                  3.28                    3.59                     3.90                    4.51
FIRST PRIN DATE                       12/20/1999              12/20/1999              12/20/1999              12/20/1999
FINAL PRIN DATE                       05/20/2013              05/20/2013              04/20/2013              04/20/2013
PRIN WINDOW                               162                     162                     161                     161
YIELD SPREAD AT CENTER PRICE            -2.57                   -6.18                    -8.83                  -12.15

          ASSUMPTIONS                                               MONEY MARKET CURVE AS OF 10/29/99  TREASURY CURVE AS OF 10/29/99
          -----------                                               ---------------------------------  -----------------------------
1% Cleanup Call is Exercised                                        TERM (YRS)           YIELD (BEY%)  TERM (YRS)       YIELD (BEY%)
----------------------------                                        ----------           ------------  ----------       ------------
Initial Balance is calculated using the projected Unpaid Principal     1/12                  7.700        1/4               8.080
  Balance as of Nov 10, 1999
Prepay Rates are a Constant % of CPR                                    1/4                  8.150        1/2               8.260
100% of All Prepayment Premiums are assumed to be collected             1/2                  8.600         1                8.410
Prepayment Premiums are allocated to one or more classes of the          1                   8.650         2                8.780
  offered certificates as described in the prospectus using the          2                   8.950         5                8.940
  Discount Rate Fraction Method (see Prospectus or Example in Term       5                   9.300         10               9.020
  Sheet)
No Extensions on any Mortgage Loan                                                                         30               9.160
No Defaults on any Mortgage Loan
No Delinquencies on any Mortgage Loan



RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: X

Security ID:                    NationsLink 99-2            Initial Balance:                 1,115,186,747
Settlement Date:                       11/30/99             Initial Pass-Through Rate:             0.7297%
Accrual Start Date:                     11/1/99
First Pay Date:                        12/20/99

PREPAYMENT (CPR)                      SCENARIO 1              SCENARIO 2              SCENARIO 3              SCENARIO 4
----------------                      ----------              ----------              ----------              ----------
PORTFOLIO MORTGAGE LOANS
During YM                                 6.00%                   6.00%                   6.00%                   6.00%
During Open/Fixed Penalty               100.00%                 100.00%                 100.00%                 100.00%
CONDUIT MORTGAGE LOANS
During YM                                 0.00%                   0.00%                   0.00%                   0.00%
During Open/Fixed Penalty               100.00%                 100.00%                 100.00%                 100.00%
DEFAULT RATE
CDR                                       0.00%                   1.00%                   2.00%                   3.00%

                                      SCENARIO 1              SCENARIO 2              SCENARIO 3              SCENARIO 4
                                      ----------              ----------              ----------              ----------
3-2.5                                    11.37                   10.48                   9.62                    8.78
3-3.0                                    11.19                   10.30                   9.44                    8.61
3-3.5                                    11.01                   10.12                   9.26                    8.43
3-4.0                                    10.83                    9.94                   9.08                    8.25
3-4.5                                    10.66                    9.77                   8.90                    8.08
3-5.0                                    10.48                    9.60                   8.73                    7.90
3-5.5                                    10.31                    9.42                   8.56                    7.73
3-6.0                                    10.14                    9.25                   8.39                    7.56
3-6.5                                     9.97                    9.08                   8.22                    7.39
3-7.0                                     9.80                    8.91                   8.05                    7.23
3-7.5                                     9.63                    8.75                   7.89                    7.06
3-8.0                                     9.47                    8.58                   7.72                    6.90
3-8.5                                     9.30                    8.42                   7.56                    6.74
3-9.0                                     9.14                    8.26                   7.40                    6.58
3-9.5                                     8.98                    8.10                   7.24                    6.42
3-10.0                                    8.82                    7.94                   7.08                    6.26
3-10.5                                    8.66                    7.78                   6.92                    6.10
WAL (YRS)                                 6.29                    6.13                   5.97                    5.82
MOD DUR                                   2.84                    2.84                   2.85                    2.86
FIRST PRIN DATE                       12/20/1999              12/20/1999              12/20/1999              12/20/1999
FINAL PRIN DATE                       05/20/2013              04/20/2013              04/20/2013              09/20/2012
PRIN WINDOW                               162                     161                     161                     154

          ASSUMPTIONS                                               MONEY MARKET CURVE AS OF 10/29/99  TREASURY CURVE AS OF 10/29/99
          -----------                                               ---------------------------------  -----------------------------
1% Cleanup Call is Exercised                                        TERM (YRS)           YIELD (BEY%)  TERM (YRS)       YIELD (BEY%)
----------------------------                                        ----------           ------------  ----------       ------------
Initial Balance is calculated using the projected Unpaid Principal      1/12                 4.700        1/4               5.080
  Balance as of Nov 10, 1999
Prepay Rates are a Constant % of CPR                                    1/4                  5.150        1/2               5.260
Default Rates are a Constant % of CDR, beginning month 12, 6 month      1/2                  5.600         1                5.410
  delay, 30% severity.
100% of All Prepayment Premiums are assumed to be collected              1                   5.650         2                5.780
Prepayment Premiums are allocated to one or more classes of the          2                   5.950         5                5.940
  offered certificates as described in the prospectus using the          5                   6.300         10               6.020
  Discount Rate Fraction Method (see Prospectus or Example in Term                                         30               6.160
  Sheet)
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan



RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: X

Security ID:                    NationsLink 99-2                    Initial Balance:                 1,115,186,747
Settlement Date:                       11/30/99                     Initial Pass-Through Rate:             0.7297%
Accrual Start Date:                     11/1/99
First Pay Date:                        12/20/99

PREPAYMENT (CPR)                 SCENARIO 1       SCENARIO 2              SCENARIO 3              SCENARIO 4              SCENARIO 5
----------------                 ----------       ----------              ----------              ----------              ----------
PORTFOLIO MORTGAGE LOANS
During YM                           0.00%            0.00%                   0.00%                   0.00%                  0.00%
During Open/Fixed Penalty           0.00%           25.00%                  50.00%                  75.00%                 100.00%
CONDUIT MORTGAGE LOANS
During YM                           0.00%            0.00%                   0.00%                   0.00%                  0.00%
During Open/Fixed Penalty           0.00%           25.00%                  50.00%                  75.00%                 100.00%


                                 SCENARIO 1       SCENARIO 2              SCENARIO 3              SCENARIO 4              SCENARIO 5
                                 ----------       ----------              ----------              ----------              ----------
3-2.5                               11.38            11.09                   10.92                   10.80                  10.55
3-3.0                               11.21            10.93                   10.76                   10.64                  10.38
3-3.5                               11.05            10.77                   10.59                   10.48                  10.22
3-4.0                               10.89            10.60                   10.43                   10.31                  10.06
3-4.5                               10.72            10.44                   10.27                   10.16                   9.90
3-5.0                               10.56            10.28                   10.11                   10.00                   9.74
3-5.5                               10.40            10.13                   9.96                    9.84                    9.59
3-6.0                               10.25            9.97                    9.80                    9.69                    9.43
3-6.5                               10.09            9.81                    9.64                    9.53                    9.28
3-7.0                               9.93             9.66                    9.49                    9.38                    9.13
3-7.5                               9.78             9.51                    9.34                    9.23                    8.97
3-8.0                               9.63             9.36                    9.19                    9.08                    8.82
3-8.5                               9.48             9.21                    9.04                    8.93                    8.68
3-9.0                               9.33             9.06                    8.89                    8.78                    8.53
3-9.5                               9.18             8.91                    8.74                    8.63                    8.38
3-10.0                              9.03             8.76                    8.60                    8.49                    8.24
3-10.5                              8.89             8.62                    8.45                    8.34                    8.09
WAL (YRS)                           6.96             6.94                    6.92                    6.90                    6.82
MOD DUR                             3.08             3.10                    3.11                    3.12                    3.13
FIRST PRIN DATE                  12/20/1999       12/20/1999              12/20/1999              12/20/1999              12/20/1999
FINAL PRIN DATE                  08/20/2013       08/20/2013              08/20/2013              08/20/2013              05/20/2013
PRIN WINDOW                          165              165                     165                     165                    162
YIELD SPREAD AT CENTER PRICE

          ASSUMPTIONS                                               MONEY MARKET CURVE AS OF 10/29/99  TREASURY CURVE AS OF 10/29/99
          -----------                                               ---------------------------------  -----------------------------
1% Cleanup Call is Exercised                                        TERM (YRS)           YIELD (BEY%)  TERM (YRS)       YIELD (BEY%)
----------------------------                                        ----------           ------------  ----------       ------------
Initial Balance is calculated using the projected Unpaid Principal     1/12                  4.700        1/4               5.080
  Balance as of Nov 10, 1999
Prepay Rates are a Constant % of CPR                                    1/4                  5.150        1/2               5.260
100% of All Prepayment Premiums are assumed to be collected
  classes                                                               1/2                  5.600         1                5.410
Prepayment Premiums are allocated to one or more of the offered          1                   5.650         2                5.780
  certificates as described in the prospectus using the Discount         2                   5.950         5                5.940
  Rate Fraction Method (see Prospectus or Example in Term Sheet)         5                   6.300         10               6.020
No Extensions on any Mortgage Loan                                                                         30               6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: X

Security ID:                     NationsLink 99-2               Initial Balance:                  1,115,186,747
Settlement Date:                        11/30/99                Initial Pass-Through Rate:              0.7297%
Accrual Start Date:                     11/1/99
First Pay Date:                         12/20/99

PREPAYMENT (CPR)               SCENARIO 1   SCENARIO 2       SCENARIO 3      SCENARIO 4     SCENARIO 5     SCENARIO 6     SCENARIO 7
----------------               ----------   ----------       ----------      ----------     ----------     ----------     ----------
PORTFOLIO MORTGAGE LOANS
During YM                        0.00%         3.00%            4.50%           6.00%          7.50%          9.00%         12.00%
During Open/Fixed Penalty       100.00%       100.00%          100.00%         100.00%        100.00%        100.00%        100.00%
CONDUIT MORTGAGE LOANS
During YM                        0.00%         0.00%            0.00%           0.00%          0.00%          0.00%          0.00%
During Open/Fixed Penalty       100.00%       100.00%          100.00%         100.00%        100.00%        100.00%        100.00%


                               SCENARIO 1   SCENARIO 2       SCENARIO 3      SCENARIO 4     SCENARIO 5     SCENARIO 6     SCENARIO 7
                               ----------   ----------       ----------      ----------     ----------     ----------     ----------
3-2.5                            10.55         10.95            11.17           11.37          11.53          11.72          12.22
3-3.0                            10.38         10.78            11.00           11.19          11.34          11.53          12.02
3-3.5                            10.22         10.60            10.82           11.01          11.16          11.34          11.82
3-4.0                            10.06         10.44            10.65           10.83          10.98          11.16          11.63
3-4.5                             9.90         10.27            10.48           10.66          10.80          10.97          11.44
3-5.0                             9.74         10.10            10.31           10.48          10.62          10.79          11.25
3-5.5                             9.59         9.94             10.14           10.31          10.44          10.61          11.06
3-6.0                             9.43         9.77             9.97            10.14          10.27          10.43          10.87
3-6.5                             9.28         9.61             9.80            9.97           10.10          10.26          10.69
3-7.0                             9.13         9.45             9.64            9.80           9.92           10.08          10.50
3-7.5                             8.97         9.29             9.48            9.63           9.75           9.91           10.32
3-8.0                             8.82         9.14             9.32            9.47           9.59           9.74           10.14
3-8.5                             8.68         8.98             9.16            9.30           9.42           9.57           9.96
3-9.0                             8.53         8.83             9.00            9.14           9.25           9.40           9.79
3-9.5                             8.38         8.67             8.84            8.98           9.09           9.23           9.61
3-10.0                            8.24         8.52             8.68            8.82           8.93           9.06           9.44
3-10.5                            8.09         8.37             8.53            8.66           8.76           8.90           9.27
WAL (YRS)                         6.82         6.54             6.41            6.29           6.18           6.07           5.87
MOD DUR                           3.13         2.98             2.90            2.84           2.78           2.72           2.60
FIRST PRIN DATE                12/20/1999   12/20/1999       12/20/1999      12/20/1999     12/20/1999     12/20/1999     12/20/1999
FINAL PRIN DATE                05/20/2013   05/20/2013       05/20/2013      05/20/2013     05/20/2013     05/20/2013     05/20/2013
PRIN WINDOW                       162           162              162             162            162            162            162
YIELD SPREAD AT CENTER PRICE      3.31         3.65             3.84            4.01           4.14           4.30           4.73

          ASSUMPTIONS                                               MONEY MARKET CURVE AS OF 10/29/99  TREASURY CURVE AS OF 10/29/99
          -----------                                               ---------------------------------  -----------------------------
1% Cleanup Call is Exercised                                        TERM (YRS)           YIELD (BEY%)  TERM (YRS)       YIELD (BEY%)
----------------------------                                        ----------           ------------  ----------       ------------
Initial Balance is calculated using the projected Unpaid Principal     1/12                  4.700         1/4              5.080
  Balance as of Nov 10, 1999
Prepay Rates are a Constant % of CPR                                    1/4                  5.150         1/2              5.260
100% of All Prepayment Premiums are assumed to be collected             1/2                  5.600          1               5.410
Prepayment Premiums are allocated to one or more classes of the          1                   5.650          2               5.780
  offered certificates as described in the prospectus using the          2                   5.950          5               5.940
  Discount Rate Fraction Method (see Prospectus or Example in            5                   6.300         10               6.020
  Term Sheet)
No Extensions on any Mortgage Loan                                                                         30               6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: X

Security ID:                     NationsLink 99-2                   Initial Balance:                  1,115,186,747
Settlement Date:                        11/30/99                    Initial Pass-Through Rate:              0.7297%
Accrual Start Date:                     11/1/99
First Pay Date:                         12/20/99

PREPAYMENT (CPR)                SCENARIO 1    SCENARIO 2    SCENARIO 3    SCENARIO 4    SCENARIO 5     SCENARIO 6       SCENARIO 7
----------------                ----------    ----------    ----------    ----------    ----------     ----------       ----------
PORTFOLIO MORTGAGE LOANS
During YM                         0.00%          3.00%         4.50%         6.00%         7.50%          9.00%           12.00%
During Open/Fixed Penalty        100.00%        100.00%       100.00%       100.00%       100.00%        100.00%          100.00%
CONDUIT MORTGAGE LOANS
During YM                         0.00%          0.00%         0.00%         0.00%         0.00%          0.00%            0.00%
During Open/Fixed Penalty        100.00%        100.00%       100.00%       100.00%       100.00%        100.00%          100.00%


                                SCENARIO 1    SCENARIO 2    SCENARIO 3    SCENARIO 4    SCENARIO 5     SCENARIO 6       SCENARIO 7
                                ----------    ----------    ----------    ----------    ----------     ----------       ----------
3-2.5                             10.54         10.84         11.01         11.16         11.27          11.41            11.80
3-3.0                             10.38         10.67         10.84         10.98         11.08          11.22            11.61
3-3.5                             10.21         10.50         10.67         10.80         10.90          11.04            11.41
3-4.0                             10.05         10.33         10.49         10.63         10.72          10.86            11.22
3-4.5                              9.90         10.17         10.32         10.45         10.55          10.68            11.04
3-5.0                              9.74         10.00         10.15         10.28         10.37          10.50            10.85
3-5.5                              9.58          9.84          9.99         10.11         10.20          10.32            10.66
3-6.0                              9.43          9.68          9.82          9.94         10.02          10.14            10.48
3-6.5                              9.27          9.52          9.66          9.77          9.85           9.97            10.30
3-7.0                              9.12          9.36          9.49          9.60          9.68           9.80            10.12
3-7.5                              8.97          9.20          9.33          9.44          9.52           9.63             9.94
3-8.0                              8.82          9.04          9.17          9.28          9.35           9.46             9.77
3-8.5                              8.67          8.89          9.01          9.11          9.18           9.29             9.59
3-9.0                              8.52          8.73          8.86          8.95          9.02           9.12             9.42
3-9.5                              8.38          8.58          8.70          8.79          8.86           8.96             9.25
3-10.0                             8.23          8.43          8.55          8.64          8.70           8.79             9.08
3-10.5                             8.09          8.28          8.39          8.48          8.54           8.63             8.91
WAL (YRS)                          6.82          6.54          6.41          6.29          6.18           6.07             5.87
MOD DUR                            3.13          2.99          2.93          2.87          2.81           2.76             2.66
FIRST PRIN DATE                 12/20/1999    12/20/1999    12/20/1999    12/20/1999    12/20/1999     12/20/1999       12/20/1999
FINAL PRIN DATE                 05/20/2013    05/20/2013    05/20/2013    05/20/2013    05/20/2013     05/20/2013       05/20/2013
PRIN WINDOW                        162            162           162           162           162            162              162
YIELD SPREAD AT CENTER PRICE

          ASSUMPTIONS                                               MONEY MARKET CURVE AS OF 10/29/99  TREASURY CURVE AS OF 10/29/99
          -----------                                               ---------------------------------  -----------------------------
1% Cleanup Call is Exercised                                        TERM (YRS)           YIELD (BEY%)  TERM (YRS)       YIELD (BEY%)
----------------------------                                        ----------           ------------  ----------       ------------
Initial Balance is calculated using the projected Unpaid Principal     1/12                  3.700         1/4              4.080
  Balance as of Nov 10, 1999
Prepay Rates are a Constant % of CPR                                    1/4                  4.150         1/2              4.260
100% of All Prepayment Premiums are assumed to be collected             1/2                  4.600          1               4.410
Prepayment Premiums are allocated to one or more classes of the          1                   4.650          2               4.780
  offered certificates as described in the prospectus using the          2                   4.950          5               5.940
  Discount Rate Fraction Method (see Prospectus or Example in Term       5                   6.300         10               7.020
  Sheet)
No Extensions on any Mortgage Loan                                                                         30               8.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: X

Security ID:                     NationsLink 99-2               Initial Balance:                  1,115,186,747
Settlement Date:                        11/30/99                Initial Pass-Through Rate:              0.7297%
Accrual Start Date:                     11/1/99
First Pay Date:                         12/20/99

PREPAYMENT (CPR)                SCENARIO 1     SCENARIO 2     SCENARIO 3     SCENARIO 4     SCENARIO 5     SCENARIO 6     SCENARIO 7
----------------                ----------     ----------     ----------     ----------     ----------     ----------     ----------
PORTFOLIO MORTGAGE LOANS
During YM                         0.00%           3.00%          4.50%          6.00%          7.50%          9.00%         12.00%
During Open/Fixed Penalty        100.00%         100.00%        100.00%        100.00%        100.00%        100.00%        100.00%
CONDUIT MORTGAGE LOANS
During YM                         0.00%           0.00%          0.00%          0.00%          0.00%          0.00%          0.00%
During Open/Fixed Penalty        100.00%         100.00%        100.00%        100.00%        100.00%        100.00%        100.00%


                                SCENARIO 1     SCENARIO 2     SCENARIO 3     SCENARIO 4     SCENARIO 5     SCENARIO 6     SCENARIO 7
                                ----------     ----------     ----------     ----------     ----------     ----------     ----------
3-2.5                             10.55          10.11           9.93           9.74           9.56           9.43           9.22
3-3.0                             10.39           9.95           9.76           9.57           9.39           9.26           9.05
3-3.5                             10.22           9.78           9.60           9.40           9.22           9.09           8.88
3-4.0                             10.06           9.62           9.43           9.24           9.06           8.92           8.71
3-4.5                              9.90           9.46           9.27           9.07           8.89           8.75           8.54
3-5.0                              9.75           9.30           9.11           8.91           8.73           8.59           8.37
3-5.5                              9.59           9.14           8.95           8.75           8.56           8.42           8.21
3-6.0                              9.44           8.98           8.79           8.59           8.40           8.26           8.04
3-6.5                              9.28           8.83           8.63           8.43           8.24           8.10           7.88
3-7.0                              9.13           8.67           8.47           8.28           8.09           7.94           7.72
3-7.5                              8.98           8.52           8.32           8.12           7.93           7.79           7.56
3-8.0                              8.83           8.37           8.17           7.97           7.77           7.63           7.40
3-8.5                              8.68           8.21           8.01           7.81           7.62           7.47           7.24
3-9.0                              8.53           8.06           7.86           7.66           7.47           7.32           7.09
3-9.5                              8.39           7.92           7.71           7.51           7.32           7.17           6.93
3-10.0                             8.24           7.77           7.57           7.36           7.17           7.02           6.78
3-10.5                             8.10           7.62           7.42           7.21           7.02           6.87           6.63
WAL (YRS)                          6.82           6.54           6.41           6.29           6.18           6.07           5.87
MOD DUR                            3.13           3.08           3.06           3.04           3.02           3.00           2.96
FIRST PRIN DATE                 12/20/1999     12/20/1999     12/20/1999     12/20/1999     12/20/1999     12/20/1999     12/20/1999
FINAL PRIN DATE                 05/20/2013     05/20/2013     05/20/2013     05/20/2013     05/20/2013     05/20/2013     05/20/2013
PRIN WINDOW                        162             162            162            162            162            162            162
YIELD SPREAD AT CENTER PRICE

          ASSUMPTIONS                                               MONEY MARKET CURVE AS OF 10/29/99  TREASURY CURVE AS OF 10/29/99
1% Cleanup Call is Exercised                                        TERM (YRS)           YIELD (BEY%)  TERM (YRS)       YIELD (BEY%)
Initial Balance is calculated using the projected Unpaid Principal     1/12                  3.700         1/4              4.080
  Balance as of Nov 10, 1999
Prepay Rates are a Constant % of CPR                                    1/4                  4.150         1/2              4.260
100% of All Prepayment Premiums are assumed to be collected             1/2                  4.600          1               4.410
Prepayment Premiums are allocated to one or more classes of the          1                   4.650          2               5.780
  offered certificates as described in the prospectus using the          2                   5.950          5               6.940
  Discount Rate Fraction Method (see Prospectus or Example in Term       5                   7.300         10               8.020
  Sheet)
No Extensions on any Mortgage Loan                                                                         30               8.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: X

Security ID:                    NationsLink 99-2                           Initial Balance:                 1,115,186,747
Settlement Date:                       11/30/99                            Initial Pass-Through Rate:             0.7682%
Accrual Start Date:                     11/1/99
First Pay Date:                        12/20/99

PREPAYMENT (CPR)                      SCENARIO 1              SCENARIO 2              SCENARIO 3              SCENARIO 4
----------------                      ----------              ----------              ----------              ----------
PORTFOLIO MORTGAGE LOANS
During YM                                6.00%                   6.00%                   6.00%                   6.00%
During Open/Fixed Penalty                0.00%                   0.00%                   0.00%                   0.00%
CONDUIT MORTGAGE LOANS
During YM                                0.00%                   0.00%                   0.00%                   0.00%
During Open/Fixed Penalty                0.00%                   0.00%                   0.00%                   0.00%
DEFAULT RATE
CDR                                      0.00%                   1.00%                   2.00%                   3.00%

                                      SCENARIO 1              SCENARIO 2              SCENARIO 3              SCENARIO 4
                                      ----------              ----------              ----------              ----------
3-3.9                                    13.70                   12.85                   12.03                   11.25
3-4.4                                    13.51                   12.67                   11.84                   11.07
3-4.9                                    13.33                   12.48                   11.65                   10.88
3-5.4                                    13.14                   12.30                   11.47                   10.70
3-5.9                                    12.96                   12.11                   11.29                   10.51
3-6.4                                    12.78                   11.93                   11.10                   10.33
3-6.9                                    12.60                   11.75                   10.93                   10.16
3-7.4                                    12.42                   11.58                   10.75                   9.98
3-7.9                                    12.25                   11.40                   10.57                   9.80
3-8.4                                    12.07                   11.23                   10.40                   9.63
3-8.9                                    11.90                   11.05                   10.22                   9.46
3-9.4                                    11.73                   10.88                   10.05                   9.29
3-9.9                                    11.56                   10.71                   9.88                    9.12
3-10.4                                   11.39                   10.54                   9.72                    8.95
3-10.9                                   11.22                   10.38                   9.55                    8.79
3-11.4                                   11.06                   10.21                   9.38                    8.62
3-11.9                                   10.90                   10.05                   9.22                    8.46
WAL (YRS)                                6.43                    6.27                    6.11                    5.95
MOD DUR                                  2.70                    2.69                    2.70                    2.71
FIRST PRIN DATE                       12/20/1999              12/20/1999              12/20/1999              12/20/1999
FINAL PRIN DATE                       02/20/2014              02/20/2014              02/20/2014              02/20/2014
PRIN WINDOW                               171                     171                     171                     171

          ASSUMPTIONS                                               MONEY MARKET CURVE AS OF 11/09/99  TREASURY CURVE AS OF 11/09/99
          -----------                                               ---------------------------------  -----------------------------
1% Cleanup Call is Exercised                                        TERM (YRS)           YIELD (BEY%)  TERM (YRS)       YIELD (BEY%)
----------------------------                                        ----------           ------------  ----------       ------------
Initial Balance is calculated using the projected Unpaid Principal     1/12                  4.700        1/4               5.180
  Balance as of Nov 10, 1999
Prepay Rates are a Constant % of CPR                                    1/4                  5.250        1/2               5.350
Default Rates are a Constant % of CDR, beginning month 13, 6 month      1/2                  5.550         1                5.470
  delay, 30% severity.
100% of All Prepayment Premiums are assumed to be collected              1                   5.600         2                5.750
Prepayment Premiums are allocated to one or more classes of the          2                   5.750         5                5.880
  offered certificates as described in the prospectus using the          5                   6.050         10               5.960
  Discount Rate Fraction Method (see Prospectus or Example in Term                                         30               6.070
   Sheet)
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: X

--------------------------------------------------------------------------------
Security ID:        NationsLink 99-2    Initial Balance:           1,115,186,747
Settlement Date:           11/30/99     Initial Pass-Through Rate:       0.7682%
Accrual Start Date:         11/1/99
First Pay Date:            12/20/99
--------------------------------------------------------------------------------

PREPAYMENT (CPR)                      SCENARIO 1              SCENARIO 2              SCENARIO 3              SCENARIO 4
Portfolio Mortgage Loans
During YM                                6.00%                   6.00%                   6.00%                   6.00%
During Open/Fixed Penalty               100.00%                 100.00%                 100.00%                 100.00%
CONDUIT MORTGAGE LOANS
During YM                                0.00%                   0.00%                   0.00%                   0.00%
During Open/Fixed Penalty               100.00%                 100.00%                 100.00%                 100.00%
DEFAULT RATE
CDR                                      0.00%                   1.00%                   2.00%                   3.00%

                                      SCENARIO 1              SCENARIO 2              SCENARIO 3              SCENARIO 4
3-3.9                                    12.82                   11.99                   11.17                   10.40
3-4.4                                    12.64                   11.80                   10.98                   10.22
3-4.9                                    12.46                   11.62                   10.80                   10.03
3-5.4                                    12.28                   11.44                   10.62                    9.85
3-5.9                                    12.10                   11.26                   10.44                    9.68
3-6.4                                    11.92                   11.08                   10.26                    9.50
3-6.9                                    11.74                   10.91                   10.08                    9.32
3-7.4                                    11.57                   10.73                    9.91                    9.15
3-7.9                                    11.39                   10.56                    9.74                    8.98
3-8.4                                    11.22                   10.39                    9.57                    8.81
3-8.9                                    11.05                   10.22                    9.40                    8.64
3-9.4                                    10.88                   10.05                    9.23                    8.47
3-9.9                                    10.72                    9.88                    9.06                    8.30
3-10.4                                   10.55                    9.71                    8.90                    8.14
3-10.9                                   10.39                    9.55                    8.73                    7.98
3-11.4                                   10.22                    9.39                    8.57                    7.82
3-11.9                                   10.06                    9.23                    8.41                    7.66
WAL (YRS)                                 6.30                    6.14                    5.98                    5.84
Mod Dur                                   2.74                    2.74                    2.74                    2.76
First Prin Date                       12/20/1999              12/20/1999              12/20/1999              12/20/1999
Final Prin Date                       12/20/2013              02/20/2014              02/20/2014              02/20/2014
Prin Window                               169                     171                     171                     171

          ASSUMPTIONS                                 MONEY MARKET CURVE AS OF 11/09/99           TREASURY CURVE AS OF 11/09/99
1% Cleanup Call is Exercised                         TERM (YRS)             YIELD (BEY%)        TERM (YRS)            YIELD (BEY%)
Initial Balance is calculated using the
  projected Unpaid Principal Balance as
  of Nov 10, 1999                                       1/12                    4.700              1/4                    5.180
Prepay Rates are a Constant % of CPR                     1/4                    5.250              1/2                    5.350
Default Rates are a Constant % of CDR,
  beginning month 13, 6 month delay, 30%
  severity.                                              1/2                    5.550               1                     5.470
100% of All Prepayment Premiums are assumed
   to be collected                                        1                     5.600               2                     5.750
Prepayment Premiums are allocated to one or
  more classes of the offered                             2                     5.750               5                     5.880
  certificates as described
  in the prospectus using                                 5                     6.050               10                    5.960
  the Discount Rate Fraction Method (see
  Prospectus or Example in Term Sheet)                                                              30                    6.070
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: X
--------------------------------------------------------------------------------
Security ID:        NationsLink 99-2    Initial Balance:           1,115,186,747
Settlement Date:           11/30/99     Initial Pass-Through Rate:       0.7682%
Accrual Start Date:         11/1/99
First Pay Date:            12/20/99
--------------------------------------------------------------------------------

PREPAYMENT (CPR)                      SCENARIO 1              SCENARIO 2              SCENARIO 3              SCENARIO 4
Portfolio Mortgage Loans
During YM                               60.00%                  80.00%                  90.00%                  100.00%
During Open/Fixed Penalty               60.00%                  80.00%                  90.00%                  100.00%
CONDUIT MORTGAGE LOANS
During YM                               60.00%                  80.00%                  90.00%                  100.00%
During Open/Fixed Penalty               60.00%                  80.00%                  90.00%                  100.00%

                                      SCENARIO 1              SCENARIO 2              SCENARIO 3              SCENARIO 4
3-3.9                                    -3.48                   -4.76                   -5.28                   -6.57
3-4.4                                    -3.59                   -4.86                   -5.38                   -6.66
3-4.9                                    -3.70                   -4.95                   -5.47                   -6.75
3-5.4                                    -3.80                   -5.05                   -5.57                   -6.84
3-5.9                                    -3.91                   -5.15                   -5.66                   -6.93
3-6.4                                    -4.01                   -5.25                   -5.76                   -7.02
3-6.9                                    -4.11                   -5.34                   -5.85                   -7.10
3-7.4                                    -4.22                   -5.44                   -5.94                   -7.19
3-7.9                                    -4.32                   -5.54                   -6.04                   -7.28
3-8.4                                    -4.42                   -5.63                   -6.13                   -7.36
3-8.9                                    -4.52                   -5.72                   -6.22                   -7.45
3-9.4                                    -4.62                   -5.82                   -6.31                   -7.53
3-9.9                                    -4.72                   -5.91                   -6.40                   -7.62
3-10.4                                   -4.82                   -6.00                   -6.49                   -7.70
3-10.9                                   -4.91                   -6.09                   -6.57                   -7.78
3-11.4                                   -5.01                   -6.18                   -6.66                   -7.87
3-11.9                                   -5.11                   -6.27                   -6.75                   -7.95
WAL (YRS)                                 4.11                    3.84                    3.73                    3.44
Mod Dur                                   4.65                    4.99                    5.15                    5.48
First Prin Date                       12/20/1999              12/20/1999              12/20/1999              12/20/1999
Final Prin Date                       02/20/2014              02/20/2014              02/20/2014              12/20/2013
Prin Window                               171                     171                     171                     169

          ASSUMPTIONS                             MONEY MARKET CURVE AS OF 11/09/99                TREASURY CURVE AS OF 11/09/99
1% Cleanup Call is Exercised                     TERM (YRS)             YIELD (BEY%)             TERM (YRS)            YIELD (BEY%)
Initial Balance is calculated using the
  projected Unpaid Principal Balance as
  of Nov 10, 1999                                   1/12                    7.700                   1/4                    8.180
Prepay Rates are a Constant % of CPR                 1/4                    8.250                   1/2                    8.350
100% of All Prepayment Premiums are assumed
  to be collected                                    1/2                    8.550                    1                     8.470
Prepayment Premiums are allocated to one
  or more classes of the offered                      1                     8.600                    2                     8.750
  certificates as described
  in the prospectus using                             2                     8.750                    5                     8.880
  the Discount Rate Fraction Method
  (see Prospectus or Example in Term Sheet)           5                     9.050                    10                    8.960
No Defaults on any Mortgage Loan                                                                     30                    9.070
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: X

--------------------------------------------------------------------------------
Security ID:        NationsLink 99-2    Initial Balance:           1,115,186,747
Settlement Date:           11/30/99     Initial Pass-Through Rate:       0.7682%
Accrual Start Date:         11/1/99
First Pay Date:            12/20/99
--------------------------------------------------------------------------------

PREPAYMENT (CPR)                      SCENARIO 1              SCENARIO 2              SCENARIO 3              SCENARIO 4
Portfolio Mortgage Loans
During YM                                0.00%                   0.00%                   0.00%                   0.00%
During Open/Fixed Penalty                0.00%                   0.00%                   0.00%                   0.00%
CONDUIT MORTGAGE LOANS
During YM                                0.00%                   0.00%                   0.00%                   0.00%
During Open/Fixed Penalty                0.00%                   0.00%                   0.00%                   0.00%
DEFAULT RATE
CDR                                      0.00%                   1.00%                   2.00%                   3.00%

                                      SCENARIO 1              SCENARIO 2              SCENARIO 3              SCENARIO 4
3-3.9                                    12.79                   11.91                   11.03                   10.22
3-4.4                                    12.62                   11.74                   10.86                   10.05
3-4.9                                    12.46                   11.57                   10.69                    9.89
3-5.4                                    12.29                   11.41                   10.52                    9.72
3-5.9                                    12.13                   11.24                   10.36                    9.56
3-6.4                                    11.96                   11.08                   10.20                    9.40
3-6.9                                    11.80                   10.92                   10.03                    9.23
3-7.4                                    11.64                   10.76                    9.87                    9.07
3-7.9                                    11.48                   10.60                    9.71                    8.92
3-8.4                                    11.32                   10.44                    9.56                    8.76
3-8.9                                    11.16                   10.28                    9.40                    8.60
3-9.4                                    11.01                   10.13                    9.24                    8.45
3-9.9                                    10.85                    9.97                    9.09                    8.30
3-10.4                                   10.70                    9.82                    8.94                    8.14
3-10.9                                   10.55                    9.67                    8.78                    7.99
3-11.4                                   10.40                    9.52                    8.63                    7.85
3-11.9                                   10.25                    9.37                    8.49                    7.70
WAL (YRS)                                 6.96                    6.77                    6.60                    6.43
Mod Dur                                   2.97                    2.97                    2.98                    3.00
First Prin Date                       12/20/1999              12/20/1999              12/20/1999              12/20/1999
Final Prin Date                       08/20/2013              08/20/2013              05/20/2013              03/20/2013
Prin Window                               165                     165                     162                     160

          ASSUMPTIONS                                   MONEY MARKET CURVE AS OF 11/09/99        TREASURY CURVE AS OF 11/09/99
1% Cleanup Call is Exercised                           TERM (YRS)             YIELD (BEY%)     TERM (YRS)            YIELD (BEY%)
Initial Balance is calculated using
  the projected Unpaid Principal Balance
  as of Nov 10, 1999                                      1/12                    4.700           1/4                    5.180
Prepay Rates are a Constant % of CPR                       1/4                    5.250           1/2                    5.350
Default Rates are a Constant % of CDR,
  beginning month 13, 6 month delay, 30% severity.         1/2                    5.550            1                     5.470
100% of All Prepayment Premiums are assumed to be
  collected                                                 1                     5.600            2                     5.750
Prepayment Premiums are allocated to one or more
  classes of the offered certificates as described
  in the prospectus using the Discount Rate Fraction
  Method (see Prospectus or Example in Term Sheet)          2                     5.750            5                     5.880
No Extensions on any Mortgage Loan                          5                     6.050            10                    5.960
No Delinquencies on any Mortgage Loan                                                              30                    6.070

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: X

--------------------------------------------------------------------------------
Security ID:        NationsLink 99-2    Initial Balance:           1,115,186,747
Settlement Date:           11/30/99     Initial Pass-Through Rate:       0.7682%
Accrual Start Date:         11/1/99
First Pay Date:            12/20/99
--------------------------------------------------------------------------------

PREPAYMENT (CPR)                      SCENARIO 1              SCENARIO 2              SCENARIO 3              SCENARIO 4
PORTFOLIO MORTGAGE LOANS
During YM                                0.00%                   0.00%                   0.00%                   0.00%
During Open/Fixed Penalty               100.00%                 100.00%                 100.00%                 100.00%
CONDUIT MORTGAGE LOANS
During YM                                0.00%                   0.00%                   0.00%                   0.00%
During Open/Fixed Penalty               100.00%                 100.00%                 100.00%                 100.00%
DEFAULT RATE
CDR                                      0.00%                   1.00%                   2.00%                   3.00%

                                      SCENARIO 1              SCENARIO 2              SCENARIO 3              SCENARIO 4
3-3.9                                   11.97                   11.10                   10.23                    9.42
3-4.4                                   11.80                   10.93                   10.07                    9.25
3-4.9                                   11.63                   10.76                    9.90                    9.09
3-5.4                                   11.47                   10.60                    9.74                    8.93
3-5.9                                   11.31                   10.44                    9.58                    8.76
3-6.4                                   11.15                   10.28                    9.42                    8.60
3-6.9                                   10.99                   10.12                    9.26                    8.45
3-7.4                                   10.83                    9.96                    9.10                    8.29
3-7.9                                   10.67                    9.80                    8.94                    8.13
3-8.4                                   10.52                    9.65                    8.79                    7.98
3-8.9                                   10.36                    9.49                    8.63                    7.83
3-9.4                                   10.21                    9.34                    8.48                    7.67
3-9.9                                   10.06                    9.19                    8.33                    7.52
3-10.4                                   9.91                    9.04                    8.18                    7.37
3-10.9                                   9.76                    8.89                    8.03                    7.23
3-11.4                                   9.61                    8.74                    7.88                    7.08
3-11.9                                   9.46                    8.59                    7.74                    6.93
WAL (YRS)                                6.82                    6.64                    6.47                    6.31
MOD DUR                                  3.02                    3.02                    3.03                    3.05
FIRST PRIN DATE                       12/20/1999              12/20/1999              12/20/1999              12/20/1999
FINAL PRIN DATE                       05/20/2013              04/20/2013              04/20/2013              09/20/2012
PRIN WINDOW                               162                     161                     161                     154

          ASSUMPTIONS                                    MONEY MARKET CURVE AS OF 11/09/99          TREASURY CURVE AS OF 11/09/99
1% Cleanup Call is Exercised                             TERM (YRS)           YIELD (BEY%)          TERM (YRS)        YIELD (BEY%)
Initial Balance is calculated using the projected
  Unpaid Principal Balance as of Nov 10, 1999              1/12                    4.700               1/4                5.180
Prepay Rates are a Constant % of CPR
Default Rates are a Constant % of CDR, beginning            1/4                    5.250               1/2                5.350
  month 13, 6 month delay, 30% severity.
100% of All Prepayment Premiums are assumed to be           1/2                    5.550                1                 5.470
  collected
Prepayment Premiums are allocated to one or more             1                     5.600                2                 5.750
  classes of the offered certificates as described
  in the prospectus using the Discount Rate                  2                     5.750                5                 5.880
  Fraction Method (see Prospectus or Example
  in Term Sheet)                                             5                     6.050                10                5.960
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan                                                                   30                6.070

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: X

--------------------------------------------------------------------------------
Security ID:        NationsLink 99-2    Initial Balance:           1,115,186,747
Settlement Date:           11/30/99     Initial Pass-Through Rate:       0.7297%
Accrual Start Date:        11/1/99
First Pay Date:            12/20/99
--------------------------------------------------------------------------------

PREPAYMENT (CPR)                 SCENARIO 1    SCENARIO 2      SCENARIO 3     SCENARIO 4     SCENARIO 5    SCENARIO 6     SCENARIO 7
Portfolio Mortgage Loans
During YM                          0.00%          3.00%           4.50%          6.00%          7.50%         9.00%         12.00%
During Open/Fixed Penalty         100.00%        100.00%         100.00%        100.00%        100.00%       100.00%        100.00%
CONDUIT MORTGAGE LOANS
During YM                          0.00%          0.00%           0.00%          0.00%          0.00%         0.00%          0.00%
During Open/Fixed Penalty         100.00%        100.00%         100.00%        100.00%        100.00%       100.00%        100.00%


                                 SCENARIO 1    SCENARIO 2      SCENARIO 3     SCENARIO 4     SCENARIO 5    SCENARIO 6     SCENARIO 7
3-2.5                              10.53         11.37           11.81          12.20          12.55         12.93          13.82
3-3.0                              10.37         11.19           11.62          12.02          12.36         12.73          13.61
3-3.5                              10.21         11.02           11.45          11.83          12.17         12.54          13.40
3-4.0                              10.05         10.85           11.27          11.65          11.98         12.34          13.19
3-4.5                               9.89         10.68           11.09          11.47          11.79         12.15          12.99
3-5.0                               9.73         10.51           10.92          11.29          11.61         11.96          12.79
3-5.5                               9.57         10.34           10.75          11.11          11.42         11.77          12.59
3-6.0                               9.42         10.18           10.58          10.93          11.24         11.59          12.39
3-6.5                               9.26         10.01           10.41          10.76          11.06         11.40          12.20
3-7.0                               9.11          9.85           10.24          10.59          10.89         11.22          12.00
3-7.5                               8.96          9.69           10.07          10.42          10.71         11.04          11.81
3-8.0                               8.81          9.53            9.91          10.25          10.54         10.86          11.62
3-8.5                               8.66          9.37            9.74          10.08          10.36         10.68          11.43
3-9.0                               8.52          9.21            9.58           9.91          10.19         10.50          11.25
3-9.5                               8.37          9.06            9.42           9.74          10.02         10.33          11.06
3-10.0                              8.22          8.90            9.26           9.58           9.85         10.16          10.88
3-10.5                              8.08          8.75            9.10           9.42           9.69          9.98          10.70
WAL (YRS)                           6.82          6.54            6.41           6.29           6.18          6.07           5.87
Mod Dur                             3.13          2.93            2.84           2.76           2.68          2.61           2.46
First Prin Date                  12/20/1999    12/20/1999      12/20/1999     12/20/1999     12/20/1999    12/20/1999     12/20/1999
Final Prin Date                  05/20/2013    05/20/2013      05/20/2013     05/20/2013     05/20/2013    05/20/2013     05/20/2013
Prin Window                         162            162             162            162            162           162            162
Yield Spread At Center Price

          ASSUMPTIONS                                     MONEY MARKET CURVE AS OF 10/29/99         TREASURY CURVE AS OF 10/29/99
1% Cleanup Call is Exercised                              TERM (YRS)            YIELD (BEY%)        TERM (YRS)        YIELD (BEY%)
Initial Balance is calculated using the projected
  Unpaid Principal Balance as of Nov 10, 1999               1/12                    2.700               1/4               3.080

Prepay Rates are a Constant % of CPR                         1/4                    3.150               1/2               3.260
100% of All Prepayment Premiums are assumed to be
  collected                                                  1/2                    3.600                1                3.410

Prepayment Premiums are allocated to one or more              1                     3.650                2                3.780
  classes of the offered certificates as described
  in the prospectus using the Discount Rate Fraction          2                     3.950                5                3.940
  Method (see Prospectus or Example in Term Sheet)
No Extensions on any Mortgage Loan                            5                     4.300               10                4.020
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan                                                                        30                4.160

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: X

--------------------------------------------------------------------------------
Security ID:        NationsLink 99-2    Initial Balance:           1,115,186,747
Settlement Date:           11/30/99     Initial Pass-Through Rate:       0.7297%
Accrual Start Date:        11/1/99
First Pay Date:            12/20/99
--------------------------------------------------------------------------------

PREPAYMENT (CPR)               SCENARIO 1    SCENARIO 2   SCENARIO 3    SCENARIO 4     SCENARIO 5    SCENARIO 6     SCENARIO 7
Portfolio Mortgage Loans
During YM                        0.00%          3.00%        4.50%         6.00%          7.50%         9.00%         12.00%
During Open/Fixed Penalty       100.00%        100.00%      100.00%       100.00%        100.00%       100.00%        100.00%
CONDUIT MORTGAGE LOANS
During YM                        0.00%          0.00%        0.00%         0.00%          0.00%         0.00%          0.00%
During Open/Fixed Penalty       100.00%        100.00%      100.00%       100.00%        100.00%       100.00%        100.00%


                               SCENARIO 1    SCENARIO 2   SCENARIO 3    SCENARIO 4     SCENARIO 5    SCENARIO 6     SCENARIO 7
3-2.5                            10.54          11.18        11.53         11.83          12.10         12.39          13.11
3-3.0                            10.37          11.01        11.35         11.65          11.91         12.20          12.90
3-3.5                            10.21          10.84        11.17         11.47          11.72         12.01          12.70
3-4.0                            10.05          10.67        10.99         11.29          11.54         11.82          12.50
3-4.5                             9.89          10.50        10.82         11.11          11.35         11.63          12.30
3-5.0                             9.73          10.33        10.65         10.93          11.17         11.44          12.11
3-5.5                             9.58          10.16        10.48         10.76          10.99         11.26          11.91
3-6.0                             9.42          10.00        10.31         10.58          10.81         11.08          11.72
3-6.5                             9.27           9.84        10.14         10.41          10.64         10.90          11.53
3-7.0                             9.12           9.67         9.97         10.24          10.46         10.72          11.34
3-7.5                             8.97           9.51         9.81         10.07          10.29         10.54          11.15
3-8.0                             8.82           9.36         9.65          9.90          10.12         10.36          10.97
3-8.5                             8.67           9.20         9.48          9.74           9.95         10.19          10.78
3-9.0                             8.52           9.04         9.32          9.57           9.78         10.01          10.60
3-9.5                             8.37           8.89         9.16          9.41           9.61          9.84          10.42
3-10.0                            8.23           8.73         9.01          9.25           9.44          9.67          10.24
3-10.5                            8.08           8.58         8.85          9.09           9.28          9.51          10.07
WAL (YRS)                         6.82           6.54         6.41          6.29           6.18          6.07           5.87
Mod Dur                           3.13           2.95         2.87          2.79           2.72          2.66           2.52
First Prin Date             12/20/1999     12/20/1999   12/20/1999    12/20/1999     12/20/1999    12/20/1999     12/20/1999
Final Prin Date             05/20/2013     05/20/2013   05/20/2013    05/20/2013     05/20/2013    05/20/2013     05/20/2013
Prin Window                        162            162          162           162            162           162            162
Yield Spread At Center Price

          ASSUMPTIONS                                             MONEY MARKET CURVE AS OF 10/29/99    TREASURY CURVE AS OF 10/29/99
1% Cleanup Call is Exercised                                      TERM (YRS)           YIELD (BEY%)    TERM (YRS)       YIELD (BEY%)
Initial Balance is calculated using the projected
  Unpaid Principal Balance as of Nov 10, 1999                       1/12                  3.700           1/4              4.080

Prepay Rates are a Constant % of CPR                                 1/4                  4.150           1/2              4.260
100% of All Prepayment Premiums are assumed to be collected          1/2                  4.600            1               4.410
Prepayment Premiums are allocated to one or more classes              1                   4.650            2               4.780
  of the offered certificates as described in the prospectus
  using the Discount Rate Fraction Method (see Prospectus or          2                   4.950            5               4.940
  Example in Term Sheet)                                              5                   5.300           10               5.020
No Extensions on any Mortgage Loan                                                                        30               5.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: X

--------------------------------------------------------------------------------
Security ID:        NationsLink 99-2   Initial Balance:            1,115,186,747
Settlement Date:           11/30/99    Initial Pass-Through Rate:        0.7297%
Accrual Start Date:        11/1/99
First Pay Date:            12/20/99
--------------------------------------------------------------------------------

PREPAYMENT (CPR)              SCENARIO 1   SCENARIO 2    SCENARIO 3    SCENARIO 4    SCENARIO 5    SCENARIO 6     SCENARIO 7
Portfolio Mortgage Loans
During YM                       0.00%         3.00%         4.50%         6.00%         7.50%         9.00%         12.00%
During Open/Fixed Penalty      100.00%       100.00%       100.00%       100.00%       100.00%       100.00%        100.00%
CONDUIT MORTGAGE LOANS
During YM                       0.00%         0.00%         0.00%         0.00%         0.00%         0.00%          0.00%
During Open/Fixed Penalty      100.00%       100.00%       100.00%       100.00%       100.00%       100.00%        100.00%


                              SCENARIO 1   SCENARIO 2    SCENARIO 3    SCENARIO 4    SCENARIO 5    SCENARIO 6     SCENARIO 7
3-2.5                           10.55         10.95         11.17         11.37         11.53         11.72          12.22
3-3.0                           10.38         10.78         11.00         11.19         11.34         11.53          12.02
3-3.5                           10.22         10.60         10.82         11.01         11.16         11.34          11.82
3-4.0                           10.06         10.44         10.65         10.83         10.98         11.16          11.63
3-4.5                            9.90         10.27         10.48         10.66         10.80         10.97          11.44
3-5.0                            9.74         10.10         10.31         10.48         10.62         10.79          11.25
3-5.5                            9.59         9.94          10.14         10.31         10.44         10.61          11.06
3-6.0                            9.43         9.77          9.97          10.14         10.27         10.43          10.87
3-6.5                            9.28         9.61          9.80          9.97          10.10         10.26          10.69
3-7.0                            9.13         9.45          9.64          9.80          9.92          10.08          10.50
3-7.5                            8.97         9.29          9.48          9.63          9.75          9.91           10.32
3-8.0                            8.82         9.14          9.32          9.47          9.59          9.74           10.14
3-8.5                            8.68         8.98          9.16          9.30          9.42          9.57           9.96
3-9.0                            8.53         8.83          9.00          9.14          9.25          9.40           9.79
3-9.5                            8.38         8.67          8.84          8.98          9.09          9.23           9.61
3-10.0                           8.24         8.52          8.68          8.82          8.93          9.06           9.44
3-10.5                           8.09         8.37          8.53          8.66          8.76          8.90           9.27
WAL (YRS)                        6.82         6.54          6.41          6.29          6.18          6.07           5.87
Mod Dur                          3.13         2.98          2.90          2.84          2.78          2.72           2.60
First Prin Date               12/20/1999   12/20/1999    12/20/1999    12/20/1999    12/20/1999    12/20/1999     12/20/1999
Final Prin Date               05/20/2013   05/20/2013    05/20/2013    05/20/2013    05/20/2013    05/20/2013     05/20/2013
Prin Window                      162           162           162           162           162           162            162
Yield Spread At Center Price     3.31         3.65          3.84          4.01          4.14          4.30           4.73

          ASSUMPTIONS                                          MONEY MARKET CURVE AS OF 10/29/99   TREASURY CURVE AS OF 10/29/99
1% Cleanup Call is Exercised                                   TERM (YRS)           YIELD (BEY%)   TERM (YRS)       YIELD (BEY%)
Initial Balance is calculated using the projected Unpaid
  Principal Balance as of Nov 10, 1999                           1/12                  4.700          1/4              5.080
Prepay Rates are a Constant % of CPR                              1/4                  5.150          1/2              5.260
100% of All Prepayment Premiums are assumed to be collected       1/2                  5.600           1               5.410
Prepayment Premiums are allocated to one or more classes           1                   5.650           2               5.780
  of the offered certificates as described in the prospectus
  using                                                            2                   5.950           5               5.940
  the Discount Rate Fraction Method (see Prospectus or
  Example in Term Sheet)                                           5                   6.300          10               6.020
No Extensions on any Mortgage Loan                                                                    30               6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: X

--------------------------------------------------------------------------------
Security ID:        NationsLink 99-2    Initial Balance:           1,115,186,747
Settlement Date:           11/30/99     Initial Pass-Through Rate:       0.7297%
Accrual Start Date:        11/1/99
First Pay Date:            12/20/99
--------------------------------------------------------------------------------

PREPAYMENT (CPR)              SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5    SCENARIO 6   SCENARIO 7
Portfolio Mortgage Loans
During YM                       0.00%         3.00%        4.50%        6.00%        7.50%         9.00%       12.00%
During Open/Fixed Penalty      100.00%       100.00%      100.00%      100.00%      100.00%       100.00%      100.00%
Conduit Mortgage Loans
During YM                       0.00%         0.00%        0.00%        0.00%        0.00%         0.00%        0.00%
During Open/Fixed Penalty      100.00%       100.00%      100.00%      100.00%      100.00%       100.00%      100.00%


                              SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5    SCENARIO 6   SCENARIO 7
3-2.5                           10.58         10.23        10.11        10.00        9.92          9.88         9.85
3-3.0                           10.42         10.07        9.94         9.83         9.74          9.70         9.67
3-3.5                           10.25         9.90         9.77         9.66         9.57          9.53         9.50
3-4.0                           10.09         9.74         9.61         9.49         9.40          9.36         9.32
3-4.5                            9.93         9.57         9.44         9.32         9.23          9.19         9.15
3-5.0                            9.78         9.41         9.28         9.16         9.07          9.02         8.98
3-5.5                            9.62         9.25         9.12         8.99         8.90          8.85         8.80
3-6.0                            9.47         9.09         8.96         8.83         8.74          8.69         8.64
3-6.5                            9.31         8.94         8.80         8.67         8.58          8.52         8.47
3-7.0                            9.16         8.78         8.64         8.51         8.42          8.36         8.30
3-7.5                            9.01         8.63         8.48         8.36         8.26          8.20         8.14
3-8.0                            8.86         8.47         8.33         8.20         8.10          8.04         7.98
3-8.5                            8.71         8.32         8.18         8.04         7.94          7.88         7.81
3-9.0                            8.56         8.17         8.02         7.89         7.79          7.73         7.65
3-9.5                            8.41         8.02         7.87         7.74         7.63          7.57         7.49
3-10.0                           8.27         7.87         7.72         7.59         7.48          7.42         7.34
3-10.5                           8.13         7.73         7.57         7.44         7.33          7.27         7.18
WAL (Yrs)                        6.82         6.54         6.41         6.29         6.18          6.07         5.87
Mod Dur                          3.13         3.06         3.03         3.00         2.97          2.94         2.87
First Prin Date               12/20/1999   12/20/1999   12/20/1999   12/20/1999   12/20/1999    12/20/1999   12/20/1999
Final Prin Date               05/20/2013   05/20/2013   05/20/2013   05/20/2013   05/20/2013    05/20/2013   05/20/2013
Prin Window                      162           162          162          162          162           162          162
Yield Spread At Center Price

          ASSUMPTIONS                                        MONEY MARKET CURVE AS OF 10/29/99   TREASURY CURVE AS OF 10/29/99
1% CLEANUP CALL IS EXERCISED                                 TERM (YRS)           YIELD (BEY%)   TERM (YRS)        YIELD (BEY%)
Initial Balance is calculated using the projected Unpaid
  Principal Balance as of Nov 10, 1999                         1/12                  5.700          1/4               6.080
PREPAY RATES ARE A CONSTANT % OF CPR                            1/4                  6.150          1/2               6.260
100% of All Prepayment Premiums are assumed to be collected     1/2                  6.600           1                6.410
Prepayment Premiums are allocated to one or more classes         1                   6.650           2                6.780
  of the offered certificates as described in the
  prospectus using                                               2                   6.950           5                6.940
  the Discount Rate Fraction Method (see Prospectus or
  Example in Term Sheet)                                         5                   7.300          10                7.020
No Extensions on any Mortgage Loan                                                                  30                7.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: X

Security ID:         NationsLink 99-2  Initial Balance:            1,115,186,747
Settlement Date:            11/30/99   Initial Pass-Through Rate:        0.7297%
Accrual Start Date:         11/1/99
First Pay Date:             12/20/99

PREPAYMENT (CPR)                SCENARIO 1     SCENARIO 2     SCENARIO 3     SCENARIO 4     SCENARIO 5     SCENARIO 6     SCENARIO 7
----------------                ----------     ----------     ----------     ----------     ----------     ----------     ----------
Portfolio Mortgage Loans
During YM                         0.00%           3.00%          4.50%          6.00%          7.50%          9.00%         12.00%
During Open/Fixed Penalty        100.00%         100.00%        100.00%        100.00%        100.00%        100.00%        100.00%
CONDUIT MORTGAGE LOANS
During YM                         0.00%           0.00%          0.00%          0.00%          0.00%          0.00%          0.00%
During Open/Fixed Penalty        100.00%         100.00%        100.00%        100.00%        100.00%        100.00%        100.00%


                                SCENARIO 1     SCENARIO 2     SCENARIO 3     SCENARIO 4     SCENARIO 5     SCENARIO 6     SCENARIO 7
----------------                ----------     ----------     ----------     ----------     ----------     ----------     ----------
3-2.5                             10.53           9.10           8.47           7.89           7.37           6.90           6.04
3-3.0                             10.37           8.94           8.31           7.73           7.21           6.74           5.89
3-3.5                             10.21           8.78           8.15           7.57           7.06           6.59           5.73
3-4.0                             10.05           8.62           7.99           7.42           6.90           6.43           5.58
3-4.5                              9.89           8.47           7.84           7.27           6.75           6.28           5.43
3-5.0                              9.73           8.31           7.69           7.11           6.60           6.13           5.29
3-5.5                              9.57           8.16           7.53           6.96           6.45           5.98           5.14
3-6.0                              9.42           8.01           7.38           6.81           6.30           5.84           5.00
3-6.5                              9.27           7.86           7.23           6.67           6.15           5.69           4.85
3-7.0                              9.11           7.71           7.09           6.52           6.01           5.55           4.71
3-7.5                              8.96           7.56           6.94           6.37           5.86           5.40           4.57
3-8.0                              8.81           7.41           6.79           6.23           5.72           5.26           4.43
3-8.5                              8.66           7.26           6.65           6.08           5.58           5.12           4.29
3-9.0                              8.52           7.12           6.50           5.94           5.44           4.98           4.15
3-9.5                              8.37           6.98           6.36           5.80           5.30           4.84           4.01
3-10.0                             8.23           6.83           6.22           5.66           5.16           4.70           3.88
3-10.5                             8.08           6.69           6.08           5.52           5.02           4.57           3.74
WAL (YRS)                          6.82           6.54           6.41           6.29           6.18           6.07           5.87
Mod Dur                            3.13           3.19           3.22           3.24           3.27           3.29           3.34
First Prin Date                 12/20/1999     12/20/1999     12/20/1999     12/20/1999     12/20/1999     12/20/1999     12/20/1999
Final Prin Date                 05/20/2013     05/20/2013     05/20/2013     05/20/2013     05/20/2013     05/20/2013     05/20/2013
Prin Window                        162             162            162            162            162            162            162
Yield Spread At Center Price

          ASSUMPTIONS                                               MONEY MARKET CURVE AS OF 10/29/99  TREASURY CURVE AS OF 10/29/99
          -----------                                               ---------------------------------  -----------------------------
1% Cleanup Call is Exercised                                        TERM (YRS)           YIELD (BEY%)  TERM (YRS)       YIELD (BEY%)
----------------------------                                        ----------           ------------  ----------       ------------
Initial Balance is calculated using the projected Unpaid Principal
  Balance as of Nov 10, 1999                                           1/12                  6.700         1/4              7.080
Prepay Rates are a Constant % of CPR                                    1/4                  7.150         1/2              7.260
100% of All Prepayment Premiums are assumed to be collected             1/2                  7.600          1               7.410
Prepayment Premiums are allocated to one or more classes of the          1                   7.650          2               7.780
  offered certificates as described in the prospectus using the          2                   7.950          5               7.940
  Discount Rate Fraction Method (see Prospectus or Example in Term
  Sheet)                                                                 5                   8.300         10               8.020
No Extensions on any Mortgage Loan                                                                         30               8.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: X

Security ID:                     NationsLink 99-2         Initial Balance:                  1,115,186,747
Settlement Date:                        11/30/99          Initial Pass-Through Rate:              0.7297%
Accrual Start Date:                     11/1/99
First Pay Date:                         12/20/99

PREPAYMENT (CPR)                SCENARIO 1     SCENARIO 2     SCENARIO 3    SCENARIO 4     SCENARIO 5     SCENARIO 6     SCENARIO 7
----------------                ----------     ----------     ----------    ----------     ----------     ----------     ----------
Portfolio Mortgage Loans
During YM                         0.00%           3.00%          4.50%         6.00%          7.50%          9.00%         12.00%
During Open/Fixed Penalty        100.00%         100.00%        100.00%       100.00%        100.00%        100.00%        100.00%
CONDUIT MORTGAGE LOANS
During YM                         0.00%           0.00%          0.00%         0.00%          0.00%          0.00%          0.00%
During Open/Fixed Penalty        100.00%         100.00%        100.00%       100.00%        100.00%        100.00%        100.00%


                                SCENARIO 1     SCENARIO 2     SCENARIO 3    SCENARIO 4     SCENARIO 5     SCENARIO 6     SCENARIO 7
                                ----------     ----------     ----------    ----------     ----------     ----------     ----------
3-2.5                             10.52           8.64           7.80          7.02           6.31           5.66           4.48
3-3.0                             10.35           8.48           7.64          6.87           6.16           5.51           4.34
3-3.5                             10.19           8.32           7.49          6.71           6.01           5.37           4.20
3-4.0                             10.03           8.17           7.33          6.56           5.86           5.22           4.05
3-4.5                              9.87           8.01           7.18          6.42           5.72           5.08           3.91
3-5.0                              9.72           7.86           7.03          6.27           5.57           4.93           3.78
3-5.5                              9.56           7.71           6.88          6.12           5.43           4.79           3.64
3-6.0                              9.41           7.56           6.74          5.98           5.28           4.65           3.50
3-6.5                              9.25           7.41           6.59          5.83           5.14           4.51           3.37
3-7.0                              9.10           7.27           6.45          5.69           5.00           4.37           3.23
3-7.5                              8.95           7.12           6.30          5.55           4.86           4.24           3.10
3-8.0                              8.80           6.97           6.16          5.41           4.73           4.10           2.97
3-8.5                              8.65           6.83           6.02          5.27           4.59           3.97           2.84
3-9.0                              8.50           6.69           5.88          5.13           4.45           3.83           2.71
3-9.5                              8.36           6.55           5.74          5.00           4.32           3.70           2.58
3-10.0                             8.21           6.41           5.60          4.86           4.19           3.57           2.45
3-10.5                             8.07           6.27           5.47          4.73           4.05           3.44           2.32
WAL (YRS)                          6.82           6.54           6.41          6.29           6.18           6.07           5.87
Mod Dur                            3.13           3.24           3.29          3.35           3.40           3.45           3.55
First Prin Date                 12/20/1999     12/20/1999     12/20/1999    12/20/1999     12/20/1999     12/20/1999     12/20/1999
Final Prin Date                 05/20/2013     05/20/2013     05/20/2013    05/20/2013     05/20/2013     05/20/2013     05/20/2013
Prin Window                        162             162            162           162            162            162            162
Yield Spread At Center Price

                                                                    MONEY MARKET CURVE AS OF 10/29/99  TREASURY CURVE AS OF 10/29/99
                                                                    ---------------------------------  -----------------------------
          ASSUMPTIONS                                               TERM (YRS)           YIELD (BEY%)  TERM (YRS)       YIELD (BEY%)
          -----------                                               ----------           ------------  ----------       ------------
1% Cleanup Call is Exercised
Initial Balance is calculated using the projected Unpaid Principal
  Balance as of Nov 10, 1999                                           1/12                  7.700         1/4              8.080
Prepay Rates are a Constant % of CPR                                    1/4                  8.150         1/2              8.260
100% of All Prepayment Premiums are assumed to be collected             1/2                  8.600          1               8.410
Prepayment Premiums are allocated to one or more classes of the          1                   8.650          2               8.780
  offered certificates as described in the prospectus using the          2                   8.950          5               8.940
  Discount Rate Fraction Method (see Prospectus or Example in
  Term Sheet)                                                            5                   9.300         10               9.020
No Extensions on any Mortgage Loan                                                                         30               9.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: X

Security ID:                     NationsLink 99-2           Initial Balance:                  1,115,186,747
Settlement Date:                        11/30/99            Initial Pass-Through Rate:              0.7297%
Accrual Start Date:                     11/1/99
First Pay Date:                         12/20/99

PREPAYMENT (CPR)                       SCENARIO 1             SCENARIO 2              SCENARIO 3              SCENARIO 4
----------------                       ----------             ----------              ----------              ----------
Portfolio Mortgage Loans
During YM                                 6.00%                  15.00%                  25.00%                  50.00%
During Open/Fixed Penalty               100.00%                 100.00%                 100.00%                 100.00%
CONDUIT MORTGAGE LOANS
During YM                                 0.00%                   0.00%                   0.00%                   0.00%
During Open/Fixed Penalty               100.00%                 100.00%                 100.00%                 100.00%


                                       SCENARIO 1             SCENARIO 2              SCENARIO 3              SCENARIO 4
                                       ----------             ----------              ----------              ----------
3-2.5                                     7.02                   3.45                    0.82                   -2.49
3-3.0                                     6.87                   3.31                    0.69                   -2.61
3-3.5                                     6.71                   3.17                    0.56                   -2.72
3-4.0                                     6.56                   3.03                    0.44                   -2.83
3-4.5                                     6.42                   2.89                    0.31                   -2.94
3-5.0                                     6.27                   2.76                    0.19                   -3.05
3-5.5                                     6.12                   2.62                    0.06                   -3.15
3-6.0                                     5.98                   2.49                   -0.06                   -3.26
3-6.5                                     5.83                   2.36                   -0.18                   -3.37
3-7.0                                     5.69                   2.23                   -0.30                   -3.47
3-7.5                                     5.55                   2.10                   -0.42                   -3.57
3-8.0                                     5.41                   1.97                   -0.54                   -3.68
3-8.5                                     5.27                   1.84                   -0.66                   -3.78
3-9.0                                     5.13                   1.72                   -0.77                   -3.88
3-9.5                                     5.00                   1.59                   -0.89                   -3.98
3-10.0                                    4.86                   1.47                   -1.00                   -4.08
3-10.5                                    4.73                   1.34                   -1.12                   -4.18
WAL (YRS)                                 6.29                   5.70                    5.23                    4.58
Mod Dur                                   3.35                   3.65                    3.96                    4.54
First Prin Date                        12/20/1999             12/20/1999              12/20/1999              12/20/1999
Final Prin Date                        05/20/2013             05/20/2013              04/20/2013              04/20/2013
Prin Window                               162                     162                     161                     161

          ASSUMPTIONS                                               MONEY MARKET CURVE AS OF 10/29/99  TREASURY CURVE AS OF 10/29/99
          -----------                                               ---------------------------------  -----------------------------
1% Cleanup Call is Exercised                                        TERM (YRS)           YIELD (BEY%)  TERM (YRS)       YIELD (BEY%)
----------------------------                                        ----------           ------------  ----------       ------------
Initial Balance is calculated using the projected Unpaid Principal
  Balance as of Nov 10, 1999                                           1/12                  7.700         1/4              8.080
Prepay Rates are a Constant % of CPR                                    1/4                  8.150         1/2              8.260
100% of All Prepayment Premiums are assumed to be collected             1/2                  8.600          1               8.410
Prepayment Premiums are allocated to one or more classes of the          1                   8.650          2               8.780
  offered certificates as described in the prospectus using the          2                   8.950          5               8.940
  Discount Rate Fraction Method (see Prospectus or Example in Term
  Sheet)                                                                 5                   9.300         10               9.020
No Extensions on any Mortgage Loan                                                                         30               9.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: X

Security ID:                     NationsLink 99-2                Initial Balance:                  1,115,186,747
Settlement Date:                        11/30/99                 Initial Pass-Through Rate:              0.7297%
Accrual Start Date:                     11/1/99
First Pay Date:                         12/20/99

PREPAYMENT (CPR)                       SCENARIO 1             SCENARIO 2              SCENARIO 3              SCENARIO 4
----------------                       ----------             ----------              ----------              ----------
Portfolio Mortgage Loans
During YM                                6.00%                  15.00%                  25.00%                  50.00%
During Open/Fixed Penalty               100.00%                 100.00%                 100.00%                 100.00%
CONDUIT MORTGAGE LOANS
During YM                               100.00%                 100.00%                 100.00%                 100.00%
During Open/Fixed Penalty               100.00%                 100.00%                 100.00%                 100.00%


                                       SCENARIO 1             SCENARIO 2              SCENARIO 3              SCENARIO 4
                                       ----------             ----------              ----------              ----------
3-2.5                                     5.68                   2.03                    -0.61                   -3.84
3-3.0                                     5.53                   1.89                    -0.74                   -3.95
3-3.5                                     5.38                   1.75                    -0.86                   -4.06
3-4.0                                     5.23                   1.62                    -0.99                   -4.16
3-4.5                                     5.08                   1.49                    -1.11                   -4.27
3-5.0                                     4.94                   1.35                    -1.23                   -4.38
3-5.5                                     4.79                   1.22                    -1.35                   -4.48
3-6.0                                     4.65                   1.09                    -1.47                   -4.59
3-6.5                                     4.51                   0.96                    -1.59                   -4.69
3-7.0                                     4.37                   0.83                    -1.71                   -4.79
3-7.5                                     4.23                   0.71                    -1.83                   -4.90
3-8.0                                     4.09                   0.58                    -1.94                   -5.00
3-8.5                                     3.96                   0.45                    -2.06                   -5.10
3-9.0                                     3.82                   0.33                    -2.17                   -5.20
3-9.5                                     3.68                   0.21                    -2.29                   -5.30
3-10.0                                    3.55                   0.09                    -2.40                   -5.39
3-10.5                                    3.42                  -0.04                    -2.51                   -5.49
WAL (YRS)                                 5.82                   5.23                     4.76                    4.11
Mod Dur                                   3.40                   3.72                     4.04                    4.64
First Prin Date                        12/20/1999             12/20/1999              12/20/1999              12/20/1999
Final Prin Date                        05/20/2013             05/20/2013              04/20/2013              04/20/2013
Prin Window                               162                     162                     161                     161

          ASSUMPTIONS                                               MONEY MARKET CURVE AS OF 10/29/99  TREASURY CURVE AS OF 10/29/99
          -----------                                               ---------------------------------  -----------------------------
1% Cleanup Call is Exercised                                        TERM (YRS)           YIELD (BEY%)  TERM (YRS)       YIELD (BEY%)
----------------------------                                        ----------           ------------  ----------       ------------
Initial Balance is calculated using the projected Unpaid Principal
  Balance as of Nov 10, 1999                                           1/12                  7.700         1/4              8.080
Prepay Rates are a Constant % of CPR                                    1/4                  8.150         1/2              8.260
100% of All Prepayment Premiums are assumed to be collected             1/2                  8.600          1               8.410
Prepayment Premiums are allocated to one or more classes of the          1                   8.650          2               8.780
  offered certificates as described in the prospectus using the          2                   8.950          5               8.940
  Discount Rate Fraction Method (see Prospectus or Example in Term
  Sheet)                                                                 5                   9.300         10               9.020
No Extensions on any Mortgage Loan                                                                         30               9.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: C

Security ID:                    NationsLink 99-2                       Initial Balance:                     44,886,135
Settlement Date:                       11/30/99                        Initial Pass-Through Rate:              7.6626%
Accrual Start Date:                     11/1/99                        Coupon Type:                                WAC
First Pay Date:                        12/20/99

PREPAYMENT (CPR)                      SCENARIO 1              SCENARIO 2              SCENARIO 3
----------------                      ----------              ----------              ----------
PORTFOLIO MORTGAGE LOANS
During YM                               100.00%                  0.00%                  6.00%
During Open/Fixed Penalty               100.00%                  0.00%                  6.00%
CONDUIT MORTGAGE LOANS
During YM                               100.00%                  0.00%                  0.00%
During Open/Fixed Penalty               100.00%                  0.00%                  0.00%
EXTENSIONS
Balloon Loan Extension                   0.00%                 12 Months              12 Months

                                      SCENARIO 1              SCENARIO 2              SCENARIO 3
                                      ----------              ----------              ----------
             98-08                       7.59                    7.92                    7.89
             98-12                       7.57                    7.90                    7.87
             98-16                       7.55                    7.88                    7.85
             98-20                       7.53                    7.86                    7.83
             98-24                       7.51                    7.85                    7.81
             98-28                       7.49                    7.83                    7.79
             99-00                       7.47                    7.81                    7.77
             99-04                       7.45                    7.79                    7.75
             99-08                       7.43                    7.77                    7.74
             99-12                       7.41                    7.75                    7.72
             99-16                       7.39                    7.73                    7.70
             99-20                       7.37                    7.72                    7.68
             99-24                       7.35                    7.70                    7.66
             99-28                       7.33                    7.68                    7.64
            100-00                       7.31                    7.66                    7.62
            100-04                       7.29                    7.64                    7.61
            100-08                       7.27                    7.62                    7.59
WAL (YRS)                                8.81                   10.05                   10.01
MOD DUR                                  6.28                    6.75                    6.74
FIRST PRIN DATE                       08/20/2008              11/20/2009              10/20/2009
FINAL PRIN DATE                       10/20/2008              01/20/2010              01/20/2010
PRIN WINDOW                                3                       3                      4

          ASSUMPTIONS                                               MONEY MARKET CURVE AS OF 10/29/99  TREASURY CURVE AS OF 10/29/99
          -----------                                               ---------------------------------  -----------------------------
1% Cleanup Call is Not Exercised                                    TERM (YRS)           YIELD (BEY%)  TERM (YRS)       YIELD (BEY%)
--------------------------------                                    ----------           ------------  ----------       ------------
Initial Balance is calculated using the projected Unpaid Principal
  Balance as of Nov 10, 1999                                           1/12                  4.700         1/4              5.080
Prepay Rates are a Constant % of CPR                                   1/4                   5.150         1/2              5.260
100% of All Prepayment Premiums are assumed to be collected            1/2                   5.600          1               5.410
Prepayment Premiums are allocated to one or more classes of the         1                    5.650          2               5.780
  offered certificates as described in the prospectus using the         2                    5.950          5               5.940
  Discount Rate Fraction Method (see Prospectus or Example in Term      5                    6.300         10               6.020
  Sheet)
No Delinquencies on any Mortgage Loan                                                                      30               6.160
No Defaults on any Mortgage Loan
100% Collection of Extended Balloon Balances

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES                                                [LOGO]

                          PRICE/YIELD TABLE - CLASS A-2

Security ID:                      NationsLink 99-2                              Initial Balance:                    84,648,789
Settlement Date:                         11/30/99                               Initial Pass-Through Rate:             6.8460%
Accrual Start Date:                       11/1/99                               Coupon Type:                             Fixed
First Pay Date:                          12/20/99

PREPAYMENT (CPR)                   SCENARIO 1      SCENARIO 2     SCENARIO 3      SCENARIO 4      SCENARIO 5      SCENARIO 6
----------------                   ----------      ----------     ----------      ----------      ----------      ----------
Portfolio Mortgage Loans
During YM                            0.00%           3.00%           4.50%           6.00%           7.50%           9.00%
During Open/Fixed Penalty            0.00%           3.00%           4.50%           6.00%           7.50%           9.00%
CONDUIT MORTGAGE LOANS
During YM                            0.00%           0.00%           0.00%           0.00%           0.00%           0.00%
During Open/Fixed Penalty            0.00%           0.00%           0.00%           0.00%           0.00%           0.00%

                              SCENARIO 1          SCENARIO 2     SCENARIO 3     SCENARIO 4     SCENARIO 5     SCENARIO 6
                              ----------          ----------     ----------     ----------     ----------     ----------
              99-16              6.98                7.10           7.16           7.21           7.29           7.41
              99-18              6.96                7.08           7.14           7.19           7.27           7.38
              99-20              6.95                7.06           7.12           7.17           7.24           7.36
              99-22              6.93                7.04           7.10           7.15           7.22           7.33
              99-24              6.92                7.02           7.08           7.12           7.19           7.30
              99-26              6.90                7.01           7.06           7.10           7.17           7.28
              99-28              6.89                6.99           7.04           7.08           7.15           7.25
              99-30              6.87                6.97           7.02           7.05           7.12           7.22
             100-00              6.86                6.95           7.00           7.03           7.10           7.20
             100-02              6.84                6.93           6.98           7.01           7.07           7.17
             100-04              6.83                6.91           6.96           6.99           7.05           7.14
             100-06              6.81                6.90           6.94           6.96           7.02           7.12
             100-08              6.80                6.88           6.92           6.94           7.00           7.09
             100-10              6.79                6.86           6.90           6.92           6.97           7.06
             100-12              6.77                6.84           6.87           6.90           6.95           7.04
             100-14              6.76                6.82           6.85           6.87           6.92           7.01
             100-16              6.74                6.80           6.83           6.85           6.90           6.98
WAL (YRS)                        5.19                4.02           3.52           3.15           2.88           2.65
MOD DUR                          4.22                3.39           3.02           2.74           2.52           2.34
FIRST PRIN DATE               04/20/2004          11/20/2002     10/20/2002     07/20/2002     03/20/2002     11/20/2001
FINAL PRIN DATE               09/20/2005          11/20/2004     06/20/2004     10/20/2003     05/20/2003     01/20/2003
PRIN WINDOW                       18                  25             21             16             15             15

         ASSUMPTIONS
         -----------                                               MONEY MARKET CURVE AS OF 11/10/99  TREASURY CURVE AS OF 11/10/99
1% Cleanup Call is Not Exercised                                      TERM (YRS)    YIELD (BEY%)       TERM (YRS)    YIELD (BEY%)
--------------------------------                                      ----------    ------------       ----------    ------------
Initial Balance is calculated using the projected Unpaid
  Principal Balance as of Nov 10, 1999                                   1/12          4.700              1/4           5.200
Prepay Rates are a Constant % of CPR                                     1/4           5.250              1/2           5.400
100% of All Prepayment Premiums are assumed to be collected              1/2           5.550               1            5.510
Prepayment Premiums are allocated to one or more classes                  1            5.600               2            5.822
  of the offered certificates as described under
  "Description of the Certificates-Distributions-                         2            5.750               5            5.950
  Distributions of Prepayment Premiums" in the Prospectus
  Supplement                                                              5            6.050              10            6.020
No Extensions on any Mortgage Loan                                                                        30            6.116
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                BANK OF AMERICA [LOGO]

                          PRICE/YIELD TABLE - CLASS A-3

Security ID:                      NationsLink 99-2                              Initial Balance:                   232,000,439
Settlement Date:                         11/30/99                               Initial Pass-Through Rate:             7.1810%
Accrual Start Date:                       11/1/99                               Coupon Type:                          Fixed (1)
First Pay Date:                          12/20/99                               (1) Pass-Through Rate will not exceed the weighted
                                                                                average Net Mortgage Rate.

PREPAYMENT (CPR)                   SCENARIO 1      SCENARIO 2      SCENARIO 3      SCENARIO 4      SCENARIO 5      SCENARIO 6
----------------                   ----------      ----------      ----------      ----------      ----------      ----------
PORTFOLIO MORTGAGE LOANS
During YM                            0.00%           3.00%           4.50%           6.00%           7.50%           9.00%
During Open/Fixed Penalty            0.00%           3.00%           4.50%           6.00%           7.50%           9.00%
CONDUIT MORTGAGE LOANS
During YM                            0.00%           0.00%           0.00%           0.00%           0.00%           0.00%
During Open/Fixed Penalty            0.00%           0.00%           0.00%           0.00%           0.00%           0.00%

                              SCENARIO 1        SCENARIO 2       SCENARIO 3     SCENARIO 4     SCENARIO 5     SCENARIO 6
                              ----------        ----------       ----------     ----------     ----------     ----------
              99-16              7.31              7.33             7.34           7.37           7.41           7.44
              99-18              7.30              7.32             7.33           7.36           7.39           7.43
              99-20              7.29              7.30             7.31           7.34           7.38           7.41
              99-22              7.28              7.29             7.30           7.33           7.36           7.40
              99-24              7.26              7.28             7.29           7.32           7.35           7.38
              99-26              7.25              7.26             7.27           7.30           7.33           7.37
              99-28              7.24              7.25             7.26           7.29           7.32           7.35
              99-30              7.23              7.24             7.25           7.27           7.31           7.34
             100-00              7.21              7.22             7.23           7.26           7.29           7.32
             100-02              7.20              7.21             7.22           7.25           7.28           7.31
             100-04              7.19              7.20             7.21           7.23           7.26           7.29
             100-06              7.18              7.19             7.19           7.22           7.25           7.28
             100-08              7.17              7.17             7.18           7.21           7.23           7.26
             100-10              7.15              7.16             7.17           7.19           7.22           7.25
             100-12              7.14              7.15             7.16           7.18           7.20           7.23
             100-14              7.13              7.13             7.14           7.16           7.19           7.22
             100-16              7.12              7.12             7.13           7.15           7.18           7.20
WAL (YRS)                        6.55              6.16             5.95           5.70           5.43           5.15
MOD DUR                          5.05              4.81             4.67           4.51           4.32           4.13
FIRST PRIN DATE               09/20/2005        11/20/2004       06/20/2004     10/20/2003     05/20/2003     01/20/2003
FINAL PRIN DATE               09/20/2007        03/20/2007       01/20/2007     12/20/2006     08/20/2006     06/20/2006
PRIN WINDOW                       25                29               32             39             40             42

           ASSUMPTIONS                                           MONEY MARKET CURVE AS OF 11/10/99   TREASURY CURVE AS OF 11/10/99
1% Cleanup Call is Not Exercised                                      TERM (YRS)    YIELD (BEY%)       TERM (YRS)    YIELD (BEY%)
--------------------------------                                      ----------    ------------       ----------    ------------
Initial Balance is calculated using the projected Unpaid
  Principal Balance as of Nov 10, 1999                                   1/12          4.700               1/4           5.200
Prepay Rates are a Constant % of CPR                                     1/4           5.250               1/2           5.400
100% of All Prepayment Premiums are assumed to be collected              1/2           5.550                1            5.510
Prepayment Premiums are allocated to one or more classes                  1            5.600                2            5.822
of the offered certificates as described under
  "Description of the Certificates-Distributions                          2            5.750                5            5.950
Distributions of Prepayment Premiums" in the Prospectus
  Supplement                                                              5            6.050               10            6.020
No Extensions on any Mortgage Loan                                                                         30            6.116
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                BANK OF AMERICA [LOGO]

                          PRICE/YIELD TABLE - CLASS A-4

Security ID:                      NationsLink 99-2                              Initial Balance:                   110,485,256
Settlement Date:                         11/30/99                               Initial Pass-Through Rate:             7.2940%
Accrual Start Date:                       11/1/99                               Coupon Type:                          Fixed (1)
First Pay Date:                          12/20/99                               (1) Pass-Through Rate will not exceed the weighted
                                                                                average Net Mortgage Rate.

PREPAYMENT (CPR)                  SCENARIO 1      SCENARIO 2      SCENARIO 3      SCENARIO 4      SCENARIO 5      SCENARIO 6
----------------                  ----------      ----------      ----------      ----------      ----------      ----------
PORTFOLIO MORTGAGE LOANS
During YM                           0.00%           3.00%           4.50%           6.00%           7.50%           9.00%
During Open/Fixed Penalty           0.00%           3.00%           4.50%           6.00%           7.50%           9.00%
CONDUIT MORTGAGE LOANS
During YM                           0.00%           0.00%           0.00%           0.00%           0.00%           0.00%
During Open/Fixed Penalty           0.00%           0.00%           0.00%           0.00%           0.00%           0.00%

                              SCENARIO 1        SCENARIO 2       SCENARIO 3     SCENARIO 4     SCENARIO 5     SCENARIO 6
                              ----------        ----------       ----------     ----------     ----------     ----------
              99-00              7.50              7.51             7.51           7.51           7.52           7.52
              99-04              7.48              7.49             7.49           7.49           7.50           7.50
              99-08              7.46              7.47             7.47           7.47           7.48           7.48
              99-12              7.44              7.45             7.45           7.45           7.45           7.46
              99-16              7.42              7.42             7.43           7.43           7.43           7.44
              99-20              7.40              7.40             7.41           7.41           7.41           7.41
              99-24              7.38              7.38             7.38           7.39           7.39           7.39
              99-28              7.36              7.36             7.36           7.37           7.37           7.37
             100-00              7.34              7.34             7.34           7.34           7.35           7.35
             100-04              7.32              7.32             7.32           7.32           7.33           7.33
             100-08              7.30              7.30             7.30           7.30           7.30           7.31
             100-12              7.28              7.28             7.28           7.28           7.28           7.28
             100-16              7.26              7.26             7.26           7.26           7.26           7.26
             100-20              7.24              7.24             7.24           7.24           7.24           7.24
             100-24              7.22              7.22             7.22           7.22           7.22           7.22
             100-28              7.20              7.20             7.20           7.20           7.20           7.20
             101-00              7.18              7.18             7.18           7.18           7.18           7.18
WAL (YRS)                        8.54              8.33             8.20           8.07           7.93           7.78
MOD DUR                          6.14              6.03             5.96           5.89           5.81           5.73
FIRST PRIN DATE               09/20/2007        03/20/2007       01/20/2007     12/20/2006     08/20/2006     06/20/2006
FINAL PRIN DATE               10/20/2008        10/20/2008       10/20/2008     10/20/2008     10/20/2008     10/20/2008
PRIN WINDOW                       14                20               22             23             27             29

           ASSUMPTIONS                                           MONEY MARKET CURVE AS OF 11/10/99     TREASURY CURVE AS OF 11/10/99
1% Cleanup Call is Not Exercised                                       TERM (YRS)   YIELD (BEY%)        TERM (YRS)    YIELD (BEY%)
--------------------------------                                       ----------   ------------        ----------    ------------
Initial Balance is calculated using the projected Unpaid
  Principal Balance as of Nov 10, 1999                                    1/12          4.700              1/4           5.200
Prepay Rates are a Constant % of CPR                                      1/4           5.250              1/2           5.400
100% of All Prepayment Premiums are assumed to be collected               1/2           5.550               1            5.510
Prepayment Premiums are allocated to one or more classes                   1            5.600               2            5.822
  of the offered certificates as described under
  "Description of the Certificates-Distributions                           2            5.750               5            5.950
Distributions of Prepayment Premiums" in the Prospectus
  Supplement                                                               5            6.050              10            6.020
No Extensions on any Mortgage Loan                                                                         30            6.116
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                BANK OF AMERICA [LOGO]

                         PRICE/YIELD TABLE - CLASS A-1C

Security ID:                      NationsLink 99-2                              Initial Balance:                   103,960,279
Settlement Date:                         11/30/99                               Initial Pass-Through Rate:             7.0300%
Accrual Start Date:                       11/1/99                               Coupon Type:                             Fixed
First Pay Date:                          12/20/99

PREPAYMENT (CPR)                   SCENARIO 1      SCENARIO 2      SCENARIO 3      SCENARIO 4      SCENARIO 5      SCENARIO 6
----------------                   ----------      ----------      ----------      ----------      ----------      ----------
PORTFOLIO MORTGAGE LOANS
During YM                            0.00%           3.00%           4.50%           6.00%           7.50%           9.00%
During Open/Fixed Penalty            0.00%           3.00%           4.50%           6.00%           7.50%           9.00%
CONDUIT MORTGAGE LOANS
During YM                            0.00%           0.00%           0.00%           0.00%           0.00%           0.00%
During Open/Fixed Penalty            0.00%           0.00%           0.00%           0.00%           0.00%           0.00%

                              SCENARIO 1        SCENARIO 2       SCENARIO 3     SCENARIO 4     SCENARIO 5     SCENARIO 6
                              ----------        ----------       ----------     ----------     ----------     ----------
              99-00              7.28              7.28             7.28           7.28           7.28           7.28
              99-04              7.25              7.25             7.25           7.25           7.25           7.25
              99-08              7.22              7.22             7.22           7.22           7.22           7.22
              99-12              7.19              7.19             7.19           7.19           7.19           7.19
              99-16              7.16              7.16             7.16           7.16           7.16           7.16
              99-20              7.13              7.13             7.13           7.13           7.13           7.13
              99-24              7.11              7.11             7.11           7.11           7.11           7.11
              99-28              7.08              7.08             7.08           7.08           7.08           7.08
             100-00              7.05              7.05             7.05           7.05           7.05           7.05
             100-04              7.02              7.02             7.02           7.02           7.02           7.02
             100-08              6.99              6.99             6.99           6.99           6.99           6.99
             100-12              6.96              6.96             6.96           6.96           6.96           6.96
             100-16              6.93              6.93             6.93           6.93           6.93           6.93
             100-20              6.90              6.90             6.90           6.90           6.90           6.90
             100-24              6.87              6.87             6.87           6.87           6.87           6.87
             100-28              6.85              6.85             6.85           6.85           6.85           6.85
             101-00              6.82              6.82             6.82           6.82           6.82           6.82
WAL (YRS)                        5.50              5.50             5.50           5.50           5.50           5.50
MOD DUR                          4.28              4.28             4.28           4.28           4.28           4.28
FIRST PRIN DATE               12/20/1999        12/20/1999       12/20/1999     12/20/1999     12/20/1999     12/20/1999
FINAL PRIN DATE               01/20/2008        01/20/2008       01/20/2008     01/20/2008     01/20/2008     01/20/2008
PRIN WINDOW                       98                98               98             98             98             98

           ASSUMPTIONS                                           MONEY MARKET CURVE AS OF 11/10/99     TREASURY CURVE AS OF 11/10/99
1% Cleanup Call is Not Exercised                                      TERM (YRS)   YIELD (BEY%)        TERM (YRS)     YIELD (BEY%)
--------------------------------                                      ----------   ------------        ----------     ------------
Initial Balance is calculated using the projected Unpaid
  Principal Balance as of Nov 10, 1999                                   1/12          4.700               1/4           5.200
Prepay Rates are a Constant % of CPR                                     1/4           5.250               1/2           5.400
100% of All Prepayment Premiums are assumed to be collected              1/2           5.550                1            5.510
Prepayment Premiums are allocated to one or more classes                  1            5.600                2            5.822
of the offered certificates as described under
  "Description of the Certificates-Distributions                          2            5.750                5            5.950
Distributions of Prepayment Premiums" in the Prospectus
  Supplement                                                              5            6.050               10            6.020
No Extensions on any Mortgage Loan                                                                         30            6.116
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                BANK OF AMERICA [LOGO]

                         PRICE/YIELD TABLE - CLASS A-2C

Security ID:                      NationsLink 99-2                              Initial Balance:                   114,048,463
Settlement Date:                         11/30/99                               Initial Pass-Through Rate:             7.2290%
Accrual Start Date:                       11/1/99                               Coupon Type:                          Fixed (1)
First Pay Date:                          12/20/99                               (1) Pass-Through Rate will not exceed the weighted
                                                                                average Net Mortgage Rate.

PREPAYMENT (CPR)                   SCENARIO 1      SCENARIO 2      SCENARIO 3      SCENARIO 4      SCENARIO 5      SCENARIO 6
----------------                   ----------      ----------      ----------      ----------      ----------      ----------
PORTFOLIO MORTGAGE LOANS
During YM                            0.00%           3.00%           4.50%           6.00%           7.50%           9.00%
During Open/Fixed Penalty            0.00%           3.00%           4.50%           6.00%           7.50%           9.00%
CONDUIT MORTGAGE LOANS
During YM                            0.00%           0.00%           0.00%           0.00%           0.00%           0.00%
During Open/Fixed Penalty            0.00%           0.00%           0.00%           0.00%           0.00%           0.00%

                              SCENARIO 1        SCENARIO 2       SCENARIO 3     SCENARIO 4     SCENARIO 5     SCENARIO 6
                              ----------        ----------       ----------     ----------     ----------     ----------
              99-00              7.44              7.44             7.44           7.44           7.44           7.44
              99-04              7.42              7.42             7.42           7.42           7.42           7.42
              99-08              7.40              7.40             7.40           7.40           7.40           7.40
              99-12              7.38              7.38             7.38           7.38           7.38           7.38
              99-16              7.36              7.36             7.36           7.36           7.36           7.36
              99-20              7.34              7.34             7.34           7.34           7.34           7.34
              99-24              7.32              7.32             7.32           7.32           7.32           7.32
              99-28              7.30              7.30             7.30           7.30           7.30           7.30
             100-00              7.28              7.28             7.28           7.28           7.28           7.28
             100-04              7.26              7.26             7.26           7.26           7.26           7.26
             100-08              7.24              7.24             7.24           7.24           7.24           7.24
             100-12              7.22              7.22             7.22           7.22           7.22           7.22
             100-16              7.20              7.20             7.20           7.20           7.20           7.20
             100-20              7.18              7.18             7.18           7.18           7.18           7.18
             100-24              7.16              7.16             7.16           7.16           7.16           7.16
             100-28              7.14              7.14             7.14           7.14           7.14           7.14
             101-00              7.12              7.12             7.12           7.12           7.12           7.12
WAL (YRS)                        8.59              8.59             8.59           8.59           8.59           8.59
MOD DUR                          6.19              6.19             6.19           6.19           6.19           6.19
FIRST PRIN DATE               01/20/2008        01/20/2008       01/20/2008     01/20/2008     01/20/2008     01/20/2008
FINAL PRIN DATE               10/20/2008        10/20/2008       10/20/2008     10/20/2008     10/20/2008     10/20/2008
PRIN WINDOW                       10                10               10             10             10             10

           ASSUMPTIONS                                           MONEY MARKET CURVE AS OF 11/10/99     TREASURY CURVE AS OF 11/10/99
1% Cleanup Call is Not Exercised                                     TERM (YRS)    YIELD (BEY%)          TERM (YRS)    YIELD (BEY%)
--------------------------------                                     ----------    ------------          ----------    ------------
Initial Balance is calculated using the projected Unpaid
  Principal Balance as of Nov 10, 1999                                   1/12          4.700                 1/4           5.200
Prepay Rates are a Constant % of CPR                                     1/4           5.250                 1/2           5.400
100% of All Prepayment Premiums are assumed to be collected              1/2           5.550                  1            5.510
Prepayment Premiums are allocated to one or more classes                  1            5.600                  2            5.822
  of the offered certificates as described under
  "Description of the Certificates-Distributions-                         2            5.750                  5            5.950
  Distributions of Prepayment Premiums" in the Prospectus
  Supplement                                                              5            6.050                 10            6.020
No Extensions on any Mortgage Loan                                                                           30            6.116
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                BANK OF AMERICA [LOGO]

                           PRICE/YIELD TABLE - CLASS B

Security ID:                      NationsLink 99-2                              Initial Balance:                    56,107,669
Settlement Date:                         11/30/99                               Initial Pass-Through Rate:             7.5320%
Accrual Start Date:                       11/1/99                               Coupon Type:                          Fixed (1)
First Pay Date:                          12/20/99                               (1) Pass-Through Rate will not exceed the weighted
                                                                                average Net Mortgage Rate.

PREPAYMENT (CPR)                   SCENARIO 1      SCENARIO 2      SCENARIO 3      SCENARIO 4      SCENARIO 5      SCENARIO 6
----------------                   ----------      ----------      ----------      ----------      ----------      ----------
PORTFOLIO MORTGAGE LOANS
During YM                            0.00%           3.00%           4.50%           6.00%           7.50%           9.00%
During Open/Fixed Penalty            0.00%           3.00%           4.50%           6.00%           7.50%           9.00%
CONDUIT MORTGAGE LOANS
During YM                            0.00%           0.00%           0.00%           0.00%           0.00%           0.00%
During Open/Fixed Penalty            0.00%           0.00%           0.00%           0.00%           0.00%           0.00%

                              SCENARIO 1        SCENARIO 2       SCENARIO 3     SCENARIO 4     SCENARIO 5     SCENARIO 6
                              ----------        ----------       ----------     ----------     ----------     ----------
              99-00              7.71              7.70             7.70           7.69           7.69           7.69
              99-04              7.69              7.68             7.68           7.67           7.67           7.67
              99-08              7.67              7.66             7.66           7.65           7.65           7.65
              99-12              7.65              7.64             7.64           7.63           7.63           7.63
              99-16              7.63              7.62             7.62           7.61           7.61           7.61
              99-20              7.61              7.60             7.60           7.59           7.59           7.59
              99-24              7.59              7.58             7.58           7.57           7.57           7.57
              99-28              7.57              7.56             7.56           7.55           7.55           7.55
             100-00              7.55              7.54             7.54           7.53           7.53           7.53
             100-04              7.53              7.52             7.52           7.52           7.51           7.51
             100-08              7.51              7.50             7.50           7.50           7.49           7.49
             100-12              7.49              7.48             7.48           7.48           7.47           7.47
             100-16              7.47              7.46             7.46           7.46           7.45           7.45
             100-20              7.45              7.44             7.44           7.44           7.43           7.43
             100-24              7.43              7.42             7.42           7.42           7.41           7.41
             100-28              7.41              7.40             7.40           7.40           7.39           7.39
             101-00              7.39              7.38             7.38           7.38           7.37           7.37
WAL (YRS)                        8.92              8.91             8.90           8.90           8.90           8.90
MOD DUR                          6.28              6.27             6.27           6.27           6.27           6.27
FIRST PRIN DATE               10/20/2008        10/20/2008       10/20/2008     10/20/2008     10/20/2008     10/20/2008
FINAL PRIN DATE               11/20/2008        11/20/2008       11/20/2008     11/20/2008     11/20/2008     11/20/2008
PRIN WINDOW                        2                 2                2             2               2              2

           ASSUMPTIONS                                           MONEY MARKET CURVE AS OF 11/10/99     TREASURY CURVE AS OF 11/10/99
1% Cleanup Call is Not Exercised                                      TERM (YRS)   YIELD (BEY%)          TERM (YRS)    YIELD (BEY%)
--------------------------------                                      ----------   ------------          ----------    ------------
Initial Balance is calculated using the projected Unpaid
  Principal Balance as of Nov 10, 1999                                   1/12          4.700                1/4           5.200
Prepay Rates are a Constant % of CPR                                     1/4           5.250                1/2           5.400
100% of All Prepayment Premiums are assumed to be collected              1/2           5.550                 1            5.510
Prepayment Premiums are allocated to one or more classes                  1            5.600                 2            5.822
  of the offered certificates as described under
  "Description of the Certificates-Distributions                          2            5.750                 5            5.950
Distributions of Prepayment Premiums" in the Prospectus
  Supplement                                                              5            6.050                10            6.020
No Extensions on any Mortgage Loan                                                                          30            6.116
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                BANK OF AMERICA [LOGO]

                           PRICE/YIELD TABLE - CLASS C

Security ID:                      NationsLink 99-2                              Initial Balance:                    44,886,135
Settlement Date:                         11/30/99                               Initial Pass-Through Rate:             7.6626%
Accrual Start Date:                       11/1/99                               Coupon Type:                               WAC
First Pay Date:                          12/20/99

PREPAYMENT (CPR)                   SCENARIO 1      SCENARIO 2      SCENARIO 3      SCENARIO 4      SCENARIO 5      SCENARIO 6
----------------                   ----------      ----------      ----------      ----------      ----------      ----------
PORTFOLIO MORTGAGE LOANS
During YM                            0.00%           3.00%           4.50%           6.00%           7.50%           9.00%
During Open/Fixed Penalty            0.00%           3.00%           4.50%           6.00%           7.50%           9.00%
CONDUIT MORTGAGE LOANS
During YM                            0.00%           0.00%           0.00%           0.00%           0.00%           0.00%
During Open/Fixed Penalty            0.00%           0.00%           0.00%           0.00%           0.00%           0.00%

                              SCENARIO 1        SCENARIO 2       SCENARIO 3     SCENARIO 4     SCENARIO 5     SCENARIO 6
                              ----------        ----------       ----------     ----------     ----------     ----------
              97-28              7.98              7.97             7.96           7.95           7.94           7.94
              98-00              7.96              7.95             7.94           7.93           7.92           7.92
              98-04              7.94              7.93             7.92           7.91           7.90           7.90
              98-08              7.92              7.91             7.90           7.89           7.88           7.88
              98-12              7.90              7.89             7.88           7.87           7.86           7.86
              98-16              7.88              7.87             7.86           7.85           7.84           7.84
              98-20              7.86              7.85             7.84           7.83           7.82           7.81
              98-24              7.84              7.83             7.82           7.81           7.80           7.79
              98-28              7.82              7.81             7.80           7.79           7.78           7.77
              99-00              7.80              7.79             7.78           7.77           7.76           7.75
              99-04              7.78              7.77             7.76           7.75           7.74           7.74
              99-08              7.76              7.75             7.74           7.73           7.72           7.72
              99-12              7.74              7.73             7.72           7.71           7.70           7.70
              99-16              7.72              7.71             7.70           7.69           7.68           7.68
              99-20              7.70              7.69             7.68           7.67           7.66           7.66
              99-24              7.68              7.67             7.66           7.65           7.64           7.64
              99-28              7.66              7.65             7.64           7.63           7.62           7.62
WAL (YRS)                        9.09              9.07             9.06           9.05           9.05           9.04
MOD DUR                          6.31              6.30             6.30           6.29           6.29           6.29
FIRST PRIN DATE               11/20/2008        11/20/2008       11/20/2008     11/20/2008     11/20/2008     11/20/2008
FINAL PRIN DATE               01/20/2009        01/20/2009       01/20/2009     01/20/2009     01/20/2009     01/20/2009
PRIN WINDOW                        3                 3                3             3               3              3

           ASSUMPTIONS                                           MONEY MARKET CURVE AS OF 11/10/99     TREASURY CURVE AS OF 11/10/99
1% Cleanup Call is Not Exercised                                      TERM (YRS)   YIELD (BEY%)          TERM (YRS)    YIELD (BEY%)
--------------------------------                                      ----------   ------------          ----------    ------------
Initial Balance is calculated using the projected Unpaid
  Principal Balance as of Nov 10, 1999                                    1/12          4.700                 1/4           5.200
Prepay Rates are a Constant % of CPR                                      1/4           5.250                 1/2           5.400
100% of All Prepayment Premiums are assumed to be collected               1/2           5.550                  1            5.510
Prepayment Premiums are allocated to one or more classes                   1            5.600                  2            5.822
  of the offered certificates as described under
  "Description of the Certificates-Distributions-                          2            5.750                  5            5.950
  Distributions of Prepayment Premiums" in the Prospectus
  Supplement                                                               5            6.050                 10            6.020
No Extensions on any Mortgage Loan                                                                            30            6.116
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                BANK OF AMERICA [LOGO]

                           PRICE/YIELD TABLE - CLASS D

Security ID:                      NationsLink 99-2                              Initial Balance:                    67,329,203
Settlement Date:                         11/30/99                               Initial Pass-Through Rate:             7.6626%
Accrual Start Date:                       11/1/99                               Coupon Type:                               WAC
First Pay Date:                          12/20/99

PREPAYMENT (CPR)                   SCENARIO 1      SCENARIO 2      SCENARIO 3      SCENARIO 4      SCENARIO 5      SCENARIO 6
----------------                   ----------      ----------      ----------      ----------      ----------      ----------
PORTFOLIO MORTGAGE LOANS
During YM                            0.00%           3.00%           4.50%           6.00%           7.50%           9.00%
During Open/Fixed Penalty            0.00%           3.00%           4.50%           6.00%           7.50%           9.00%
CONDUIT MORTGAGE LOANS
During YM                            0.00%           0.00%           0.00%           0.00%           0.00%           0.00%
During Open/Fixed Penalty            0.00%           0.00%           0.00%           0.00%           0.00%           0.00%

                              SCENARIO 1        SCENARIO 2       SCENARIO 3     SCENARIO 4     SCENARIO 5     SCENARIO 6
                              ----------        ----------       ----------     ----------     ----------     ----------
              94-02              8.61              8.59             8.58           8.58           8.57           8.56
              94-06              8.59              8.57             8.56           8.56           8.55           8.54
              94-10              8.57              8.55             8.54           8.53           8.53           8.52
              94-14              8.55              8.53             8.52           8.51           8.51           8.50
              94-18              8.53              8.51             8.50           8.49           8.48           8.48
              94-22              8.50              8.49             8.48           8.47           8.46           8.46
              94-26              8.48              8.47             8.46           8.45           8.44           8.43
              94-30              8.46              8.45             8.44           8.43           8.42           8.41
              95-02              8.44              8.42             8.42           8.41           8.40           8.39
              95-06              8.42              8.40             8.40           8.39           8.38           8.37
              95-10              8.40              8.38             8.38           8.37           8.36           8.35
              95-14              8.38              8.36             8.35           8.35           8.34           8.33
              95-18              8.36              8.34             8.33           8.33           8.32           8.31
              95-22              8.34              8.32             8.31           8.30           8.30           8.29
              95-26              8.32              8.30             8.29           8.28           8.28           8.27
              95-30              8.30              8.28             8.27           8.26           8.26           8.25
              96-02              8.28              8.26             8.25           8.24           8.23           8.23
WAL (YRS)                        9.16              9.15             9.15           9.14           9.14           9.14
MOD DUR                          6.26              6.26             6.26           6.26           6.26           6.26
FIRST PRIN DATE               01/20/2009        01/20/2009       01/20/2009     01/20/2009     01/20/2009     01/20/2009
FINAL PRIN DATE               02/20/2009        02/20/2009       02/20/2009     02/20/2009     02/20/2009     02/20/2009
PRIN WINDOW                        2                 2                2             2               2              2

           ASSUMPTIONS                                           MONEY MARKET CURVE AS OF 11/10/99     TREASURY CURVE AS OF 11/10/99
1% Cleanup Call is Not Exercised                                      TERM (YRS)   YIELD (BEY%)        TERM (YRS)     YIELD (BEY%)
--------------------------------                                      ----------   ------------        ----------     ------------
Initial Balance is calculated using the projected Unpaid
  Principal Balance as of Nov 10, 1999                                   1/12          4.700               1/4           5.200
Prepay Rates are a Constant % of CPR                                     1/4           5.250               1/2           5.400
100% of All Prepayment Premiums are assumed to be collected              1/2           5.550                1            5.510
Prepayment Premiums are allocated to one or more classes                  1            5.600                2            5.822
 of the offered certificates as described under                           2            5.750                5            5.950
 "Description of the Certificates-Distributions-                          5            6.050               10            6.020
 Distributions of Prepayment Premiums" in the Prospectus
 Supplement
No Extensions on any Mortgage Loan                                                                         30            6.116
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                BANK OF AMERICA [LOGO]

                           PRICE/YIELD TABLE - CLASS X

Security ID:                      NationsLink 99-2                              Initial Balance:                 1,115,186,747
Settlement Date:                         11/30/99                               Initial Pass-Through Rate:             0.7398%
Accrual Start Date:                       11/1/99
First Pay Date:                          12/20/99

PREPAYMENT (CPR)                    SCENARIO 1        SCENARIO 2         SCENARIO 3         SCENARIO 4         SCENARIO 5
----------------                    ----------        ----------         ----------         ----------         ----------
PORTFOLIO MORTGAGE LOANS
During YM                              6.00%             6.00%              6.00%              6.00%              6.00%
During Open/Fixed Penalty              0.00%            25.00%             50.00%             75.00%            100.00%
CONDUIT MORTGAGE LOANS
During YM                              0.00%             0.00%              0.00%              0.00%              0.00%
During Open/Fixed Penalty              0.00%            25.00%             50.00%             75.00%            100.00%

                              SCENARIO 1        SCENARIO 2       SCENARIO 3     SCENARIO 4     SCENARIO 5
                              ----------        ----------       ----------     ----------     ----------
               3-1.0             13.30             13.00            12.81         12.68           12.41
               3-1.5             13.11             12.81            12.62         12.50           12.22
               3-2.0             12.92             12.62            12.44         12.31           12.03
               3-2.5             12.73             12.44            12.25         12.12           11.85
               3-3.0             12.54             12.25            12.07         11.94           11.67
               3-3.5             12.36             12.07            11.88         11.76           11.48
               3-4.0             12.18             11.89            11.70         11.58           11.30
               3-4.5             12.00             11.71            11.52         11.40           11.13
               3-5.0             11.82             11.53            11.35         11.22           10.95
               3-5.5             11.64             11.35            11.17         11.05           10.77
               3-6.0             11.46             11.18            11.00         10.87           10.60
               3-6.5             11.29             11.00            10.82         10.70           10.43
               3-7.0             11.11             10.83            10.65         10.53           10.26
               3-7.5             10.94             10.66            10.48         10.36           10.09
               3-8.0             10.77             10.49            10.32         10.20            9.92
               3-8.5             10.60             10.32            10.15         10.03            9.76
               3-9.0             10.44             10.16             9.98          9.86            9.59
WAL (YRS)                         6.43              6.41             6.39          6.38            6.29
MOD DUR                           2.72              2.74             2.75          2.76            2.77
FIRST PRIN DATE               12/20/1999        12/20/1999       12/20/1999     12/20/1999     12/20/1999
FINAL PRIN DATE               08/20/2013        08/20/2013       08/20/2013     08/20/2013     05/20/2013
PRIN WINDOW                       165               165              165           165             162

           ASSUMPTIONS                                           MONEY MARKET CURVE AS OF 11/10/99     TREASURY CURVE AS OF 11/10/99
1% Cleanup Call is Exercised                                         TERM (YRS)     YIELD (BEY%)         TERM (YRS)    YIELD (BEY%)
----------------------------                                         ----------     ------------         ----------    ------------
Initial Balance is calculated using the projected Unpaid
  Principal Balance as of Nov 10, 1999                                   1/12          4.700                 1/4           5.200
Prepay Rates are a Constant % of CPR                                     1/4           5.250                 1/2           5.400
100% of All Prepayment Premiums are assumed to be collected              1/2           5.550                  1            5.510
Prepayment Premiums are allocated to one or more classes                  1            5.600                  2            5.822
  of the offered certificates as described under
  "Description of the Certificates-Distributions                          2            5.750                  5            5.950
Distributions of Prepayment Premiums" in the Prospectus
  Supplement                                                              5            6.050                 10            6.020
No Extensions on any Mortgage Loan                                                                           30            6.116
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                BANK OF AMERICA [LOGO]

CLASS: A-2

Security ID:                    NationsLink 99-2                                Initial Balance:                     84,648,789
Settlement Date:                       11/30/99                                 Initial Pass-Through Rate:              6.9200%
Accrual Start Date:                     11/1/99                                 Coupon Type:                              Fixed
First Pay Date:                        12/20/99

PREPAYMENT (CPR)                    SCENARIO 1     SCENARIO 2      SCENARIO 3      SCENARIO 4      SCENARIO 5      SCENARIO 6
----------------                    ----------     ----------      ----------      ----------      ----------      ----------
PORTFOLIO MORTGAGE LOANS
During YM                              0.00%          3.00%           4.50%           6.00%           7.50%           9.00%
During Open/Fixed Penalty              0.00%          3.00%           4.50%           6.00%           7.50%           9.00%
CONDUIT MORTGAGE LOANS
During YM                              0.00%          0.00%           0.00%           0.00%           0.00%           0.00%
During Open/Fixed Penalty              0.00%         10.00%          25.00%          50.00%          75.00%         100.00%

                              SCENARIO 1        SCENARIO 2       SCENARIO 3     SCENARIO 4     SCENARIO 5     SCENARIO 6
                              ----------        ----------       ----------     ----------     ----------     ----------
             99-16               7.05              7.17             7.24           7.29           7.38           7.50
             99-18               7.04              7.16             7.22           7.27           7.35           7.47
             99-20               7.02              7.14             7.20           7.25           7.33           7.44
             99-22               7.01              7.12             7.18           7.23           7.30           7.42
             99-24               6.99              7.10             7.16           7.20           7.28           7.39
             99-26               6.98              7.08             7.14           7.18           7.25           7.36
             99-28               6.96              7.06             7.12           7.16           7.23           7.34
             99-30               6.95              7.05             7.10           7.13           7.20           7.31
            100-00               6.93              7.03             7.08           7.11           7.18           7.28
            100-02               6.92              7.01             7.05           7.09           7.15           7.26
            100-04               6.90              6.99             7.03           7.07           7.13           7.23
            100-06               6.89              6.97             7.01           7.04           7.11           7.20
            100-08               6.88              6.95             6.99           7.02           7.08           7.18
            100-10               6.86              6.94             6.97           7.00           7.06           7.15
            100-12               6.85              6.92             6.95           6.98           7.03           7.12
            100-14               6.83              6.90             6.93           6.95           7.01           7.10
            100-16               6.82              6.88             6.91           6.93           6.98           7.07
WAL (YRS)                        5.19              4.02             3.52           3.15           2.88           2.65
MOD DUR                          4.22              3.38             3.02           2.73           2.52           2.34
FIRST PRIN DATE               04/20/2004        11/20/2002       10/20/2002     07/20/2002     03/20/2002     11/20/2001
FINAL PRIN DATE               09/20/2005        11/20/2004       06/20/2004     10/20/2003     05/20/2003     01/20/2003
PRIN WINDOW                       18                25               21             16             15             15

          ASSUMPTIONS                                               MONEY MARKET CURVE AS OF 10/29/99  TREASURY CURVE AS OF 10/29/99
1% Cleanup Call is Not Exercised                                         TERM (YRS)    YIELD (BEY%)      TERM (YRS)    YIELD (BEY%)
--------------------------------                                         ----------    ------------      ----------    ------------
Initial Balance is calculated using the projected Unpaid
  Principal Balance as of Nov 10, 1999                                      1/12          4.700             1/4           5.080
Prepay Rates are a Constant % of CPR                                        1/4           5.150             1/2           5.260
100% of All Prepayment Premiums are assumed to be collected                 1/2           5.600              1            5.410
Prepayment Premiums are allocated to one or more classes                     1            5.650              2            5.780
  of the offered certificates as described in the prospectus using           2            5.950              5            5.940
  the Discount Rate Fraction Method (see Prospectus or
  Example in Term Sheet)                                                     5            6.300             10            6.020
No Extensions on any Mortgage Loan                                                                          30            6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                BANK OF AMERICA [LOGO]

CLASS: A-3

Security ID:                    NationsLink 99-2      Initial Balance:                    232,000,439
Settlement Date:                       11/30/99       Initial Pass-Through Rate:               7.1940%
Accrual Start Date:                     11/1/99       Coupon Type:                          Fixed (1)
First Pay Date:                        12/20/99       (1) Pass-Through Rate will not exceed the weighted average Net Mortgage Rate.

PREPAYMENT (CPR)              SCENARIO 1       SCENARIO 2       SCENARIO 3         SCENARIO 4        SCENARIO 5         SCENARIO 6
PORTFOLIO MORTGAGE LOANS
During YM                        0.00%           3.00%            4.50%               6.00%             7.50%              9.00%
During Open/Fixed Penalty        0.00%           3.00%            4.50%               6.00%             7.50%              9.00%
CONDUIT MORTGAGE LOANS
During YM                        0.00%           0.00%            0.00%               0.00%             0.00%              0.00%
During Open/Fixed Penalty        0.00%           10.00%           25.00%             50.00%            75.00%             100.00%


                              SCENARIO 1       SCENARIO 2       SCENARIO 3         SCENARIO 4        SCENARIO 5         SCENARIO 6
             99-16               7.33             7.34             7.35               7.38              7.42               7.45
             99-18               7.31             7.33             7.34               7.37              7.40               7.44
             99-20               7.30             7.32             7.33               7.35              7.39               7.42
             99-22               7.29             7.30             7.31               7.34              7.37               7.41
             99-24               7.28             7.29             7.30               7.33              7.36               7.39
             99-26               7.26             7.28             7.29               7.31              7.34               7.38
             99-28               7.25             7.26             7.27               7.30              7.33               7.36
             99-30               7.24             7.25             7.26               7.29              7.32               7.35
            100-00               7.23             7.24             7.25               7.27              7.30               7.33
            100-02               7.22             7.22             7.23               7.26              7.29               7.32
            100-04               7.20             7.21             7.22               7.24              7.27               7.30
            100-06               7.19             7.20             7.21               7.23              7.26               7.29
            100-08               7.18             7.19             7.19               7.22              7.24               7.27
            100-10               7.17             7.17             7.18               7.20              7.23               7.26
            100-12               7.15             7.16             7.17               7.19              7.22               7.24
            100-14               7.14             7.15             7.15               7.18              7.20               7.23
            100-16               7.13             7.13             7.14               7.16              7.19               7.21
WAL (YRS)                        6.55             6.16             5.95               5.70              5.43               5.15
MOD DUR                          5.05             4.81             4.67               4.51              4.32               4.13
FIRST PRIN DATE               09/20/2005       11/20/2004       06/20/2004         10/20/2003        05/20/2003         01/20/2003
FINAL PRIN DATE               09/20/2007       03/20/2007       01/20/2007         12/20/2006        08/20/2006         06/20/2006
PRIN WINDOW                       25               29               32                 39                40                 42

          ASSUMPTIONS                                                                    MONEY MARKET CURVE AS OF 10/29/99
1% Cleanup Call is Not Exercised                                                         TERM (YRS)            YIELD (BEY%)

Initial Balance is calculated using the projected Unpaid Principal Balance as of            1/12                   4.700
Nov 10, 1999
Prepay Rates are a Constant % of CPR                                                        1/4                    5.150
100% of All Prepayment Premiums are assumed to be collected                                 1/2                    5.600
Prepayment Premiums are allocated to one or more classes                                     1                     5.650
  of the offered certificates as described in the prospectus using                           2                     5.950
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)                5                     6.300
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


          ASSUMPTIONS                                                                      TREASURY CURVE AS OF 10/29/99
1% Cleanup Call is Not Exercised                                                        TERM (YRS)             YIELD (BEY%)

Initial Balance is calculated using the projected Unpaid Principal Balance as of            1/4                    5.080
Nov 10, 1999
Prepay Rates are a Constant % of CPR                                                        1/2                    5.260
100% of All Prepayment Premiums are assumed to be collected                                  1                     5.410
Prepayment Premiums are allocated to one or more classes                                     2                     5.780
  of the offered certificates as described in the prospectus using                           5                     5.940
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)               10                     6.020
No Extensions on any Mortgage Loan                                                          30                     6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan




RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT
PENALTIES



This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: A-4

Security ID:                NationsLink 99-2     Initial Balance:                    110,485,256
Settlement Date:                   11/30/99      Initial Pass-Through Rate:               7.3420%
Accrual Start Date:                 11/1/99      Coupon Type:                          Fixed (1)
First Pay Date:                    12/20/99      (1) Pass-Through Rate will not exceed the weighted average Net Mortgage Rate.

PREPAYMENT (CPR)                SCENARIO 1        SCENARIO 2        SCENARIO 3     SCENARIO 4        SCENARIO 5        SCENARIO 6
---------------                 ----------        ----------        ----------     ----------        ----------        ----------
PORTFOLIO MORTGAGE LOANS
During YM                          0.00%             3.00%            4.50%           6.00%             7.50%             9.00%
During Open/Fixed Penalty          0.00%             3.00%            4.50%           6.00%             7.50%             9.00%
CONDUIT MORTGAGE LOANS
During YM                          0.00%             0.00%            0.00%           0.00%             0.00%             0.00%
During Open/Fixed Penalty          0.00%            10.00%            25.00%         50.00%            75.00%            100.00%


                                SCENARIO 1        SCENARIO 2        SCENARIO 3     SCENARIO 4        SCENARIO 5        SCENARIO 6
                                ----------        ----------        ----------     ----------        ----------        ----------
             99-00                 7.55              7.55              7.56           7.56              7.56              7.57
             99-04                 7.53              7.53              7.54           7.54              7.54              7.55
             99-08                 7.51              7.51              7.51           7.52              7.52              7.53
             99-12                 7.49              7.49              7.49           7.50              7.50              7.50
             99-16                 7.47              7.47              7.47           7.47              7.48              7.48
             99-20                 7.45              7.45              7.45           7.45              7.46              7.46
             99-24                 7.43              7.43              7.43           7.43              7.44              7.44
             99-28                 7.41              7.41              7.41           7.41              7.41              7.42
            100-00                 7.39              7.39              7.39           7.39              7.39              7.39
            100-04                 7.37              7.37              7.37           7.37              7.37              7.37
            100-08                 7.35              7.35              7.35           7.35              7.35              7.35
            100-12                 7.33              7.33              7.33           7.33              7.33              7.33
            100-16                 7.31              7.31              7.31           7.31              7.31              7.31
            100-20                 7.28              7.28              7.28           7.28              7.29              7.29
            100-24                 7.26              7.26              7.26           7.26              7.26              7.26
            100-28                 7.24              7.24              7.24           7.24              7.24              7.24
            101-00                 7.22              7.22              7.22           7.22              7.22              7.22
WAL (YRS)                          8.54              8.33              8.20           8.06              7.92              7.75
MOD DUR                            6.13              6.02              5.95           5.87              5.80              5.70
FIRST PRIN DATE                 09/20/2007        03/20/2007        01/20/2007     12/20/2006        08/20/2006        06/20/2006
FINAL PRIN DATE                 10/20/2008        10/20/2008        10/20/2008     10/20/2008        09/20/2008        07/20/2008
PRIN WINDOW                         14                20                22             23                26                26

                                                                         MONEY MARKET CURVE                 TREASURY CURVE
          ASSUMPTIONS                                                      AS OF 10/29/99                    AS OF 10/29/99
                                                                      ---------------------------      ---------------------------
1% Cleanup Call is Not Exercised                                      TERM (YRS)     YIELD (BEY%)      TERM (YRS)     YIELD (BEY%)
                                                                      ----------     ------------      ----------     ------------
Initial Balance is calculated using the projected Unpaid
Principal Balance as of Nov 10, 1999                                     1/12            4.700             1/4            5.080
Prepay Rates are a Constant % of CPR                                     1/4             5.150             1/2            5.260
100% of All Prepayment Premiums are assumed to be collected              1/2             5.600              1             5.410
Prepayment Premiums are allocated to one or more classes                  1              5.650              2             5.780
  of the offered certificates as described in the prospectus              2              5.950              5             5.940
  using the Discount Rate Fraction Method (see Prospectus or              5              6.300             10             6.020
  Example in Term Sheet)
No Extensions on any Mortgage Loan                                                                         30             6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


                RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF
                        RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: A-1C

Security ID:              NationsLink 99-2           Initial Balance:                    103,960,279
Settlement Date:                 11/30/99            Initial Pass-Through  Rate:              7.0210%
Accrual Start Date:               11/1/99            Coupon Type:                          Fixed (1)
First Pay Date:                  12/20/99            (1) Pass-Through Rate will not exceed the weighted average Net Mortgage Rate.

PREPAYMENT (CPR)              SCENARIO 1      SCENARIO 2         SCENARIO 3       SCENARIO 4        SCENARIO 5         SCENARIO 6
PORTFOLIO MORTGAGE LOANS
During YM                        0.00%           3.00%             4.50%             6.00%             7.50%              9.00%
During Open/Fixed Penalty        0.00%           3.00%             4.50%             6.00%             7.50%              9.00%
CONDUIT MORTGAGE LOANS
During YM                        0.00%           0.00%             0.00%             0.00%             0.00%              0.00%
During Open/Fixed Penalty        0.00%          10.00%             25.00%           50.00%            75.00%             100.00%


                              SCENARIO 1      SCENARIO 2         SCENARIO 3       SCENARIO 4        SCENARIO 5         SCENARIO 6
             99-00               7.27            7.28               7.28             7.29              7.29               7.30
             99-04               7.24            7.25               7.25             7.26              7.26               7.27
             99-08               7.21            7.22               7.22             7.23              7.23               7.24
             99-12               7.18            7.19               7.19             7.20              7.20               7.21
             99-16               7.15            7.16               7.16             7.17              7.17               7.18
             99-20               7.13            7.13               7.13             7.14              7.14               7.15
             99-24               7.10            7.10               7.10             7.11              7.11               7.11
             99-28               7.07            7.07               7.07             7.08              7.08               7.08
            100-00               7.04            7.04               7.04             7.05              7.05               7.05
            100-04               7.01            7.01               7.01             7.02              7.02               7.02
            100-08               6.98            6.98               6.99             6.99              6.99               6.99
            100-12               6.95            6.95               6.96             6.96              6.96               6.96
            100-16               6.92            6.92               6.93             6.93              6.93               6.93
            100-20               6.89            6.90               6.90             6.90              6.90               6.90
            100-24               6.86            6.87               6.87             6.87              6.88               6.87
            100-28               6.84            6.84               6.84             6.84              6.85               6.84
            101-00               6.81            6.81               6.81             6.81              6.82               6.81
WAL (YRS)                        5.50            5.48               5.45             5.41              5.36               5.24
MOD DUR                          4.28            4.27               4.25             4.22              4.19               4.11
FIRST PRIN DATE               12/20/1999      12/20/1999         12/20/1999       12/20/1999        12/20/1999         12/20/1999
FINAL PRIN DATE               01/20/2008      01/20/2008         01/20/2008       12/20/2007        12/20/2007         07/20/2007
PRIN WINDOW                       98              98                 98               97                97                  92

          ASSUMPTIONS                                                                 MONEY MARKET CURVE AS OF 10/29/99
1% Cleanup Call is Not Exercised                                                      TERM (YRS)            YIELD (BEY%)

Initial Balance is calculated using the projected Unpaid Principal Balance as            1/12                   4.700
of Nov 10, 1999

Prepay Rates are a Constant % of CPR                                                     1/4                    5.150
100% of All Prepayment Premiums are assumed to be collected                              1/2                    5.600
Prepayment Premiums are allocated to one or more classes                                  1                     5.650
  of the offered certificates as described in the prospectus using                        2                     5.950
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)             5                     6.300
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

          ASSUMPTIONS                                                                    TREASURY CURVE AS OF 10/29/99
1% Cleanup Call is Not Exercised                                                      TERM (YRS)             YIELD (BEY%)

Initial Balance is calculated using the projected Unpaid Principal Balance as             1/4                    5.080
of Nov 10, 1999

Prepay Rates are a Constant % of CPR                                                      1/2                    5.260
100% of All Prepayment Premiums are assumed to be collected                                1                     5.410
Prepayment Premiums are allocated to one or more classes                                   2                     5.780
  of the offered certificates as described in the prospectus using                         5                     5.940
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)             10                     6.020
No Extensions on any Mortgage Loan                                                        30                     6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan



RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT
PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: A-2C

Security ID:                    NationsLink 99-2      Initial Balance:                    114,048,463
Settlement Date:                       11/30/99       Initial Pass-Through Rate:               7.2310%
Accrual Start Date:                     11/1/99       Coupon Type:                          Fixed (1)
First Pay Date:                        12/20/99       (1) Pass-Through Rate will not exceed the weighted average Net Mortgage Rate.

PREPAYMENT (CPR)              SCENARIO 1       SCENARIO 2         SCENARIO 3        SCENARIO 4         SCENARIO 5        SCENARIO 6
PORTFOLIO MORTGAGE LOANS
During YM                        0.00%            3.00%              4.50%             6.00%              7.50%              9.00%
During Open/Fixed Penalty        0.00%            3.00%              4.50%             6.00%              7.50%              9.00%
CONDUIT MORTGAGE LOANS
During YM                        0.00%            0.00%              0.00%             0.00%              0.00%              0.00%
During Open/Fixed Penalty        0.00%           10.00%             25.00%            50.00%             75.00%            100.00%


                              SCENARIO 1       SCENARIO 2         SCENARIO 3        SCENARIO 4         SCENARIO 5        SCENARIO 6
             99-00               7.44             7.44               7.44              7.44               7.44              7.44
             99-04               7.42             7.42               7.42              7.42               7.42              7.42
             99-08               7.40             7.40               7.40              7.40               7.40              7.40
             99-12               7.38             7.38               7.38              7.38               7.38              7.38
             99-16               7.36             7.36               7.36              7.36               7.36              7.36
             99-20               7.34             7.34               7.34              7.34               7.34              7.34
             99-24               7.32             7.32               7.32              7.32               7.32              7.32
             99-28               7.30             7.30               7.30              7.30               7.30              7.30
            100-00               7.28             7.28               7.28              7.28               7.28              7.28
            100-04               7.26             7.26               7.26              7.26               7.26              7.26
            100-08               7.24             7.24               7.24              7.24               7.24              7.23
            100-12               7.22             7.22               7.22              7.22               7.22              7.21
            100-16               7.20             7.20               7.20              7.20               7.20              7.19
            100-20               7.18             7.18               7.18              7.18               7.18              7.17
            100-24               7.16             7.16               7.16              7.16               7.16              7.15
            100-28               7.14             7.14               7.14              7.14               7.14              7.13
            101-00               7.12             7.12               7.12              7.12               7.12              7.11
WAL (YRS)                        8.59             8.58               8.56              8.53               8.49              8.24
MOD DUR                          6.19             6.18               6.17              6.16               6.13              6.00
FIRST PRIN DATE               01/20/2008       01/20/2008         01/20/2008        12/20/2007         12/20/2007        07/20/2007
FINAL PRIN DATE               10/20/2008       09/20/2008         09/20/2008        09/20/2008         09/20/2008        06/20/2008
PRIN WINDOW                       10                9                 9                 10                 10                12

          ASSUMPTIONS                                                                 MONEY MARKET CURVE AS OF 10/29/99
1% Cleanup Call is Not Exercised                                                      TERM (YRS)            YIELD (BEY%)

Initial Balance is calculated using the projected Unpaid Principal Balance as            1/12                   4.700
of Nov 10, 1999

Prepay Rates are a Constant % of CPR                                                     1/4                    5.150
100% of All Prepayment Premiums are assumed to be collected                              1/2                    5.600
Prepayment Premiums are allocated to one or more classes                                  1                     5.650
  of the offered certificates as described in the prospectus using                        2                     5.950
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)             5                     6.300
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

          ASSUMPTIONS                                                                  TREASURY CURVE AS OF 10/29/99
1% Cleanup Call is Not Exercised                                                    TERM (YRS)             YIELD (BEY%)

Initial Balance is calculated using the projected Unpaid Principal Balance as           1/4                    5.080
of Nov 10, 1999

Prepay Rates are a Constant % of CPR                                                    1/2                    5.260
100% of All Prepayment Premiums are assumed to be collected                              1                     5.410
Prepayment Premiums are allocated to one or more classes                                 2                     5.780
  of the offered certificates as described in the prospectus using                       5                     5.940
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)           10                     6.020
No Extensions on any Mortgage Loan                                                      30                     6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan







RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT
PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: B

Security ID:                    NationsLink 99-2     Initial Balance:                     56,107,669
Settlement Date:                       11/30/99      Initial Pass-Through Rate:               7.6626%
Accrual Start Date:                     11/1/99      Coupon Type:                          Fixed (1)
First Pay Date:                        12/20/99      (1) Pass-Through Rate will not exceed the weighted average Net Mortgage Rate.

PREPAYMENT (CPR)                 SCENARIO 1        SCENARIO 2       SCENARIO 3      SCENARIO 4       SCENARIO 5         SCENARIO 6
PORTFOLIO MORTGAGE LOANS
During YM                           0.00%             3.00%           4.50%            6.00%            7.50%              9.00%
During Open/Fixed Penalty           0.00%             3.00%           4.50%            6.00%            7.50%              9.00%
CONDUIT MORTGAGE LOANS
During YM                           0.00%             0.00%           0.00%            0.00%            0.00%              0.00%
During Open/Fixed Penalty           0.00%            10.00%           25.00%          50.00%           75.00%             100.00%


                                 SCENARIO 1        SCENARIO 2       SCENARIO 3      SCENARIO 4       SCENARIO 5         SCENARIO 6
             99-00                  7.67              7.67             7.66            7.66             7.66               7.66
             99-04                  7.65              7.65             7.64            7.64             7.64               7.64
             99-08                  7.63              7.63             7.62            7.62             7.62               7.62
             99-12                  7.61              7.61             7.60            7.60             7.60               7.60
             99-16                  7.59              7.59             7.58            7.58             7.58               7.58
             99-20                  7.57              7.57             7.56            7.56             7.56               7.56
             99-24                  7.55              7.55             7.55            7.54             7.54               7.54
             99-28                  7.53              7.53             7.53            7.52             7.52               7.52
            100-00                  7.51              7.51             7.51            7.50             7.50               7.50
            100-04                  7.49              7.49             7.49            7.48             7.48               7.48
            100-08                  7.47              7.47             7.47            7.46             7.46               7.46
            100-12                  7.45              7.45             7.45            7.44             7.44               7.44
            100-16                  7.43              7.43             7.43            7.42             7.42               7.42
            100-20                  7.41              7.41             7.41            7.40             7.40               7.40
            100-24                  7.39              7.39             7.39            7.38             7.38               7.38
            100-28                  7.37              7.37             7.37            7.37             7.36               7.36
            101-00                  7.36              7.35             7.35            7.35             7.34               7.34
WAL (YRS)                           8.92              8.91             8.90            8.89             8.88               8.68
MOD DUR                             6.29              6.28             6.28            6.28             6.27               6.17
FIRST PRIN DATE                  10/20/2008        10/20/2008       10/20/2008      10/20/2008       09/20/2008         07/20/2008
FINAL PRIN DATE                  11/20/2008        11/20/2008       11/20/2008      11/20/2008       10/20/2008         09/20/2008
PRIN WINDOW                           2                 2               2                2                2                  3

          ASSUMPTIONS                                                                 MONEY MARKET CURVE AS OF 10/29/99
1% Cleanup Call is Not Exercised                                                      TERM (YRS)            YIELD (BEY%)

Initial Balance is calculated using the projected Unpaid Principal Balance as
  of Nov 10, 1999                                                                        1/12                   4.700
Prepay Rates are a Constant % of CPR                                                     1/4                    5.150
100% of All Prepayment Premiums are assumed to be collected                              1/2                    5.600
Prepayment Premiums are allocated to one or more classes                                  1                     5.650
  of the offered certificates as described in the prospectus using                        2                     5.950
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)             5                     6.300
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

          ASSUMPTIONS                                                                  TREASURY CURVE AS OF 10/29/99
1% Cleanup Call is Not Exercised                                                    TERM (YRS)             YIELD (BEY%)

Initial Balance is calculated using the projected Unpaid Principal Balance as
  of Nov 10, 1999                                                                       1/4                    5.080
Prepay Rates are a Constant % of CPR                                                    1/2                    5.260
100% of All Prepayment Premiums are assumed to be collected                              1                     5.410
Prepayment Premiums are allocated to one or more classes                                 2                     5.780
  of the offered certificates as described in the prospectus using                       5                     5.940
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)           10                     6.020
No Extensions on any Mortgage Loan                                                      30                     6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan



RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT
PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: C

Security ID:                    NationsLink 99-2                  Initial Balance:                     44,886,135
Settlement Date:                       11/30/99                   Initial Pass-Through Rate:               7.6626%
Accrual Start Date:                     11/1/99                   Coupon Type:                                WAC
First Pay Date:                        12/20/99

PREPAYMENT (CPR)                SCENARIO 1         SCENARIO 2       SCENARIO 3        SCENARIO 4        SCENARIO 5       SCENARIO 6
PORTFOLIO MORTGAGE LOANS
During YM                          0.00%              3.00%           4.50%              6.00%             7.50%            9.00%
During Open/Fixed Penalty          0.00%              3.00%           4.50%              6.00%             7.50%            9.00%
CONDUIT MORTGAGE LOANS
During YM                          0.00%              0.00%           0.00%              0.00%             0.00%            0.00%
During Open/Fixed Penalty          0.00%             10.00%           25.00%            50.00%            75.00%           100.00%


                                SCENARIO 1         SCENARIO 2       SCENARIO 3        SCENARIO 4        SCENARIO 5       SCENARIO 6
             98-08                 7.92               7.91             7.90              7.89              7.89             7.88
             98-12                 7.90               7.89             7.88              7.87              7.86             7.86
             98-16                 7.88               7.87             7.86              7.85              7.84             7.84
             98-20                 7.86               7.85             7.84              7.83              7.82             7.82
             98-24                 7.84               7.83             7.82              7.81              7.80             7.80
             98-28                 7.82               7.81             7.80              7.79              7.78             7.78
             99-00                 7.80               7.79             7.78              7.77              7.76             7.76
             99-04                 7.78               7.77             7.76              7.75              7.74             7.74
             99-08                 7.76               7.75             7.74              7.73              7.72             7.72
             99-12                 7.74               7.73             7.72              7.71              7.70             7.70
             99-16                 7.72               7.71             7.70              7.69              7.68             7.68
             99-20                 7.70               7.69             7.68              7.67              7.66             7.66
             99-24                 7.68               7.67             7.66              7.65              7.64             7.64
             99-28                 7.66               7.65             7.64              7.63              7.62             7.62
            100-00                 7.64               7.63             7.62              7.61              7.61             7.60
            100-04                 7.62               7.61             7.60              7.59              7.59             7.58
            100-08                 7.60               7.59             7.58              7.57              7.57             7.56
WAL (YRS)                          9.09               9.07             9.05              9.02              8.99             8.86
MOD DUR                            6.31               6.30             6.30              6.28              6.27             6.21
FIRST PRIN DATE                 11/20/2008         11/20/2008       11/20/2008        11/20/2008        10/20/2008       09/20/2008
FINAL PRIN DATE                 01/20/2009         01/20/2009       01/20/2009        01/20/2009        12/20/2008       11/20/2008
PRIN WINDOW                          3                  3               3                  3                 3                3

          ASSUMPTIONS                                                                 MONEY MARKET CURVE AS OF 10/29/99
1% Cleanup Call is Not Exercised                                                      TERM (YRS)            YIELD (BEY%)
Initial Balance is calculated using the projected Unpaid Principal Balance as            1/12                   4.700
  of Nov 10, 1999
Prepay Rates are a Constant % of CPR                                                     1/4                    5.150
100% of All Prepayment Premiums are assumed to be collected                              1/2                    5.600
Prepayment Premiums are allocated to one or more classes                                  1                     5.650
  of the offered certificates as described in the prospectus using                        2                     5.950
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)             5                     6.300
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


          ASSUMPTIONS                                                                    TREASURY CURVE AS OF 10/29/99
1% Cleanup Call is Not Exercised                                                      TERM (YRS)             YIELD (BEY%)
Initial Balance is calculated using the projected Unpaid Principal Balance as             1/4                    5.080
  of Nov 10, 1999
Prepay Rates are a Constant % of CPR                                                      1/2                    5.260
100% of All Prepayment Premiums are assumed to be collected                                1                     5.410
Prepayment Premiums are allocated to one or more classes                                   2                     5.780
  of the offered certificates as described in the prospectus using                         5                     5.940
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)             10                     6.020
No Extensions on any Mortgage Loan                                                        30                     6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan





RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT
PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: D

Security ID:                    NationsLink 99-2                        Initial Balance:                     67,329,203
Settlement Date:                       11/30/99                         Initial Pass-Through Rate:               7.6626%
Accrual Start Date:                     11/1/99                         Coupon Type:                                WAC
First Pay Date:                        12/20/99

PREPAYMENT (CPR)                 SCENARIO 1        SCENARIO 2        SCENARIO 3       SCENARIO 4        SCENARIO 5      SCENARIO 6
PORTFOLIO MORTGAGE LOANS
During YM                           0.00%             3.00%            4.50%             6.00%             7.50%           9.00%
During Open/Fixed Penalty           0.00%             3.00%            4.50%             6.00%             7.50%           9.00%
CONDUIT MORTGAGE LOANS
During YM                           0.00%             0.00%            0.00%             0.00%             0.00%           0.00%
During Open/Fixed Penalty           0.00%            10.00%            25.00%           50.00%            75.00%          100.00%


                                 SCENARIO 1        SCENARIO 2        SCENARIO 3       SCENARIO 4        SCENARIO 5      SCENARIO 6
             94-22                  8.50              8.49              8.48             8.47              8.46            8.47
             94-26                  8.48              8.47              8.46             8.45              8.44            8.45
             94-30                  8.46              8.45              8.44             8.43              8.42            8.43
             95-02                  8.44              8.43              8.42             8.41              8.40            8.41
             95-06                  8.42              8.40              8.40             8.39              8.38            8.39
             95-10                  8.40              8.38              8.38             8.37              8.36            8.36
             95-14                  8.38              8.36              8.35             8.35              8.34            8.34
             95-18                  8.36              8.34              8.33             8.33              8.32            8.32
             95-22                  8.34              8.32              8.31             8.31              8.30            8.30
             95-26                  8.32              8.30              8.29             8.28              8.28            8.28
             95-30                  8.30              8.28              8.27             8.26              8.26            8.26
             96-02                  8.28              8.26              8.25             8.24              8.24            8.24
             96-06                  8.25              8.24              8.23             8.22              8.22            8.22
             96-10                  8.23              8.22              8.21             8.20              8.20            8.20
             96-14                  8.21              8.20              8.19             8.18              8.17            8.18
             96-18                  8.19              8.18              8.17             8.16              8.15            8.16
             96-22                  8.17              8.16              8.15             8.14              8.13            8.13
WAL (YRS)                           9.16              9.15              9.14             9.14              9.13            8.99
MOD DUR                             6.27              6.27              6.27             6.27              6.27            6.20
FIRST PRIN DATE                  01/20/2009        01/20/2009        01/20/2009       01/20/2009        12/20/2008      11/20/2008
FINAL PRIN DATE                  02/20/2009        02/20/2009        02/20/2009       01/20/2009        01/20/2009      12/20/2008
PRIN WINDOW                           2                 2                2                 1                 2               2

          ASSUMPTIONS                                                                 MONEY MARKET CURVE AS OF 10/29/99
1% Cleanup Call is Not Exercised                                                      TERM (YRS)            YIELD (BEY%)

Initial Balance is calculated using the projected Unpaid Principal Balance as            1/12                   4.700
  of Nov 10, 1999
Prepay Rates are a Constant % of CPR                                                     1/4                    5.150
100% of All Prepayment Premiums are assumed to be collected                              1/2                    5.600
Prepayment Premiums are allocated to one or more classes                                  1                     5.650
  of the offered certificates as described in the prospectus using                        2                     5.950
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)             5                     6.300
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

          ASSUMPTIONS                                                                   TREASURY CURVE AS OF 10/29/99
1% Cleanup Call is Not Exercised                                                     TERM (YRS)             YIELD (BEY%)

Initial Balance is calculated using the projected Unpaid Principal Balance as            1/4                    5.080
  of Nov 10, 1999
Prepay Rates are a Constant % of CPR                                                     1/2                    5.260
100% of All Prepayment Premiums are assumed to be collected                               1                     5.410
Prepayment Premiums are allocated to one or more classes                                  2                     5.780
  of the offered certificates as described in the prospectus using                        5                     5.940
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)            10                     6.020
No Extensions on any Mortgage Loan                                                       30                     6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT
PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: X

Security ID:                    NationsLink 99-2        Initial Balance:                 1,115,186,747
Settlement Date:                       11/30/99         Initial Pass-Through Rate:              0.7297%
Accrual Start Date:                     11/1/99
First Pay Date:                        12/20/99

PREPAYMENT (CPR)                    SCENARIO 1        SCENARIO 2        SCENARIO 3          SCENARIO 4              SCENARIO 5
PORTFOLIO MORTGAGE LOANS
During YM                              6.00%             6.00%             6.00%               6.00%                  6.00%
During Open/Fixed Penalty              0.00%            25.00%            50.00%              75.00%                 100.00%
CONDUIT MORTGAGE LOANS
During YM                              0.00%             0.00%             0.00%               0.00%                  0.00%
During Open/Fixed Penalty              0.00%            25.00%            50.00%              75.00%                 100.00%


                                    SCENARIO 1        SCENARIO 2        SCENARIO 3          SCENARIO 4              SCENARIO 5
3-2.5                                  12.25             11.96             11.77               11.65                  11.37
3-3.0                                  12.07             11.78             11.59               11.46                  11.19
3-3.5                                  11.89             11.60             11.41               11.28                  11.01
3-4.0                                  11.71             11.42             11.23               11.11                  10.83
3-4.5                                  11.53             11.24             11.06               10.93                  10.66
3-5.0                                  11.35             11.06             10.88               10.76                  10.48
3-5.5                                  11.17             10.89             10.71               10.58                  10.31
3-6.0                                  11.00             10.71             10.54               10.41                  10.14
3-6.5                                  10.83             10.54             10.36               10.24                   9.97
3-7.0                                  10.66             10.37             10.20               10.07                   9.80
3-7.5                                  10.49             10.21             10.03                9.91                   9.63
3-8.0                                  10.32             10.04              9.86                9.74                   9.47
3-8.5                                  10.15              9.87              9.70                9.58                   9.30
3-9.0                                   9.99              9.71              9.54                9.42                   9.14
3-9.5                                   9.83              9.55              9.37                9.25                   8.98
3-10.0                                  9.66              9.39              9.21                9.09                   8.82
3-10.5                                  9.50              9.23              9.05                8.94                   8.66
WAL (YRS)                               6.43              6.41              6.39                6.38                   6.29
MOD DUR                                 2.79              2.81              2.82                2.83                   2.84
FIRST PRIN DATE                     12/20/1999        12/20/1999        12/20/1999          12/20/1999              12/20/1999
FINAL PRIN DATE                     08/20/2013        08/20/2013        08/20/2013          08/20/2013              05/20/2013
PRIN WINDOW                             165               165               165                 165                    162
YIELD SPREAD AT CENTER PRICE            4.87              4.58              4.40                4.28                   4.01

          ASSUMPTIONS                                                                  MONEY MARKET CURVE AS OF 10/29/99
1% Cleanup Call is Exercised                                                          TERM (YRS)             YIELD (BEY%)

Initial Balance is calculated using the projected Unpaid Principal Balance as            1/12                    4.700
  of Nov 10, 1999
Prepay Rates are a Constant % of CPR                                                      1/4                    5.150
100% of All Prepayment Premiums are assumed to be collected                               1/2                    5.600
Prepayment Premiums are allocated to one or more classes                                   1                     5.650
  of the offered certificates as described in the prospectus using                         2                     5.950
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)              5                     6.300
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


          ASSUMPTIONS                                                                 TREASURY CURVE AS OF 10/29/99
1% Cleanup Call is Exercised                                                        TERM (YRS)            YIELD (BEY%)

Initial Balance is calculated using the projected Unpaid Principal Balance as          1/4                    5.080
  of Nov 10, 1999
Prepay Rates are a Constant % of CPR                                                   1/2                    5.260
100% of All Prepayment Premiums are assumed to be collected                             1                     5.410
Prepayment Premiums are allocated to one or more classes                                2                     5.780
  of the offered certificates as described in the prospectus using                      5                     5.940
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)           10                    6.020
No Extensions on any Mortgage Loan                                                      30                    6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan




RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT
PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: X

Security ID:                     NationsLink 99-2                               Initial Balance:                  1,115,186,747
Settlement Date:                        11/30/99                                Initial Pass-Through  Rate:              0.7297%
Accrual Start Date:                     11/1/99
First Pay Date:                         12/20/99

PREPAYMENT (CPR)                SCENARIO 1   SCENARIO 2     SCENARIO 3     SCENARIO 4     SCENARIO 5     SCENARIO 6    SCENARIO 7
PORTFOLIO MORTGAGE LOANS
During YM                         0.00%         3.00%          4.50%          6.00%          7.50%          9.00%        12.00%
During Open/Fixed Penalty        100.00%       100.00%        100.00%        100.00%        100.00%        100.00%       100.00%
CONDUIT MORTGAGE LOANS
During YM                         0.00%         0.00%          0.00%          0.00%          0.00%          0.00%         0.00%
During Open/Fixed Penalty        100.00%       100.00%        100.00%        100.00%        100.00%        100.00%       100.00%


                                SCENARIO 1   SCENARIO 2     SCENARIO 3     SCENARIO 4     SCENARIO 5     SCENARIO 6    SCENARIO 7
3-2.5                             10.55         10.95          11.17          11.37          11.53          11.72         12.22
3-3.0                             10.38         10.78          11.00          11.19          11.34          11.53         12.02
3-3.5                             10.22         10.60          10.82          11.01          11.16          11.34         11.82
3-4.0                             10.06         10.44          10.65          10.83          10.98          11.16         11.63
3-4.5                              9.90         10.27          10.48          10.66          10.80          10.97         11.44
3-5.0                              9.74         10.10          10.31          10.48          10.62          10.79         11.25
3-5.5                              9.59         9.94           10.14          10.31          10.44          10.61         11.06
3-6.0                              9.43         9.77           9.97           10.14          10.27          10.43         10.87
3-6.5                              9.28         9.61           9.80           9.97           10.10          10.26         10.69
3-7.0                              9.13         9.45           9.64           9.80           9.92           10.08         10.50
3-7.5                              8.97         9.29           9.48           9.63           9.75           9.91          10.32
3-8.0                              8.82         9.14           9.32           9.47           9.59           9.74          10.14
3-8.5                              8.68         8.98           9.16           9.30           9.42           9.57          9.96
3-9.0                              8.53         8.83           9.00           9.14           9.25           9.40          9.79
3-9.5                              8.38         8.67           8.84           8.98           9.09           9.23          9.61
3-10.0                             8.24         8.52           8.68           8.82           8.93           9.06          9.44
3-10.5                             8.09         8.37           8.53           8.66           8.76           8.90          9.27
WAL (YRS)                          6.82         6.54           6.41           6.29           6.18           6.07          5.87
MOD DUR                            3.13         2.98           2.90           2.84           2.78           2.72          2.60
FIRST PRIN DATE                 12/20/1999   12/20/1999     12/20/1999     12/20/1999     12/20/1999     12/20/1999    12/20/1999
FINAL PRIN DATE                 05/20/2013   05/20/2013     05/20/2013     05/20/2013     05/20/2013     05/20/2013    05/20/2013
PRIN WINDOW                        162           162            162            162            162            162           162
YIELD SPREAD AT CENTER PRICE       3.31         3.65           3.84           4.01           4.14           4.30          4.73

          ASSUMPTIONS                                                                            MONEY MARKET CURVE AS OF 10/29/99
1% Cleanup Call is Exercised                                                                     TERM (YRS)             YIELD (BEY%)

Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999       1/12                    4.700

Prepay Rates are a Constant % of CPR                                                                 1/4                    5.150
100% of All Prepayment Premiums are assumed to be                                                    1/2                    5.600
collected
Prepayment Premiums are allocated to one or more                                                      1                     5.650
classes
  of the offered certificates as described in the                                                     2                     5.950
prospectus using
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)                         5                     6.300
No Extensions on any Mortgage
Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

          ASSUMPTIONS                                                                              TREASURY CURVE AS OF 10/29/99
1% Cleanup Call is Exercised                                                                      TERM (YRS)           YIELD (BEY%)

Initial Balance is calculated using the projected Unpaid Principal Balance as of Nov 10, 1999       1/4                    5.080

Prepay Rates are a Constant % of CPR                                                                1/2                    5.260
100% of All Prepayment Premiums are assumed to be                                                    1                     5.410
collected
Prepayment Premiums are allocated to one or more                                                     2                     5.780
classes
  of the offered certificates as described in the                                                    5                     5.940
prospectus using
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)                       10                     6.020
No Extensions on any Mortgage                                                                       30                     6.160
Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan





RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT
PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: X

Security ID:                    NationsLink 99-2                         Initial Balance:                 1,115,186,747
Settlement Date:                       11/30/99                          Initial Pass-Through Rate:              0.7297%
Accrual Start Date:                     11/1/99
First Pay Date:                        12/20/99

PREPAYMENT (CPR)                   SCENARIO 1         SCENARIO 2         SCENARIO 3           SCENARIO 4              SCENARIO 5
PORTFOLIO MORTGAGE LOANS
During YM                             6.00%              6.00%              6.00%                6.00%                  6.00%
During Open/Fixed Penalty            100.00%            100.00%            100.00%              100.00%                100.00%
CONDUIT MORTGAGE LOANS
During YM                             0.00%              0.00%              0.00%                0.00%                  0.00%
During Open/Fixed Penalty            100.00%            100.00%            100.00%              100.00%                100.00%
DEFAULT RATE
CDR                                   0.00%              1.00%              2.00%                3.00%                  4.00%

                                   SCENARIO 1         SCENARIO 2         SCENARIO 3           SCENARIO 4              SCENARIO 5
3-2.5                                 11.37              11.10              10.85                10.60                  10.35
3-3.0                                 11.19              10.92              10.67                10.41                  10.17
3-3.5                                 11.01              10.74              10.49                10.23                   9.99
3-4.0                                 10.83              10.56              10.31                10.05                   9.81
3-4.5                                 10.66              10.38              10.13                9.87                    9.63
3-5.0                                 10.48              10.21              9.96                 9.70                    9.45
3-5.5                                 10.31              10.03              9.78                 9.52                    9.27
3-6.0                                 10.14              9.86               9.61                 9.35                    9.10
3-6.5                                 9.97               9.69               9.44                 9.18                    8.93
3-7.0                                 9.80               9.52               9.27                 9.01                    8.76
3-7.5                                 9.63               9.36               9.10                 8.84                    8.59
3-8.0                                 9.47               9.19               8.94                 8.67                    8.42
3-8.5                                 9.30               9.03               8.77                 8.51                    8.26
3-9.0                                 9.14               8.86               8.61                 8.34                    8.09
3-9.5                                 8.98               8.70               8.45                 8.18                    7.93
3-10.0                                8.82               8.54               8.29                 8.02                    7.77
3-10.5                                8.66               8.38               8.13                 7.86                    7.60
WAL (YRS)                             6.29               6.23               6.16                 6.10                    6.04
MOD DUR                               2.84               2.82               2.82                 2.80                    2.79
FIRST PRIN DATE                    12/20/1999         12/20/1999         12/20/1999           12/20/1999              12/20/1999
FINAL PRIN DATE                    05/20/2013         04/20/2013         04/20/2013           12/20/2012              09/20/2012
PRIN WINDOW                            162                161                161                  157                    154
YIELD SPREAD AT CENTER PRICE

          ASSUMPTIONS                                                                  MONEY MARKET CURVE AS OF 10/29/99
1% Cleanup Call is Exercised                                                          TERM (YRS)             YIELD (BEY%)

Initial Balance is calculated using the projected Unpaid Principal Balance as            1/12                    4.700
of Nov 10, 1999

Prepay Rates are a Constant % of CPR                                                      1/4                    5.150
Default Rates are a Constant % of CDR, beginning month 37, 12 month delay, 30%            1/2                    5.600
severity.
100% of All Prepayment Premiums are assumed to be collected                                1                     5.650
Prepayment Premiums are allocated to one or more classes                                   2                     5.950
  of the offered certificates as described in the prospectus using                         5                     6.300
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan


          ASSUMPTIONS                                                                TREASURY CURVE AS OF 10/29/99
1% Cleanup Call is Exercised                                                       TERM (YRS)            YIELD (BEY%)

Initial Balance is calculated using the projected Unpaid Principal Balance as         1/4                    5.080
of Nov 10, 1999

Prepay Rates are a Constant % of CPR                                                  1/2                    5.260
Default Rates are a Constant % of CDR, beginning month 37, 12 month delay, 30%         1                     5.410
severity.
100% of All Prepayment Premiums are assumed to be collected                            2                     5.780
Prepayment Premiums are allocated to one or more classes                               5                     5.940
  of the offered certificates as described in the prospectus using                     10                    6.020
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)          30                    6.160
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan




RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT
PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES                                                [LOGO]

CLASS: X

Security ID:                    NationsLink 99-2                                Initial Balance:                 1,115,186,747
Settlement Date:                       11/30/99                                 Initial Pass-Through Rate:              0.7297%
Accrual Start Date:                     11/1/99
First Pay Date:                        12/20/99

PREPAYMENT (CPR)                      SCENARIO 1       SCENARIO 2         SCENARIO 3          SCENARIO 4              SCENARIO 5
PORTFOLIO MORTGAGE LOANS
During YM                                6.00%            6.00%              6.00%               6.00%                  6.00%
During Fixed Penalty                     0.00%            0.00%              0.00%               0.00%                  0.00%
During Open Period                       0.00%           25.00%             50.00%              75.00%                 100.00%
CONDUIT MORTGAGE LOANS
During YM                                0.00%            0.00%              0.00%               0.00%                  0.00%
During Fixed Penalty                     0.00%            0.00%              0.00%               0.00%                  0.00%
During Open Period                       0.00%           25.00%             50.00%              75.00%                 100.00%


                                      SCENARIO 1       SCENARIO 2         SCENARIO 3          SCENARIO 4              SCENARIO 5
3-2.5                                    12.25            11.98              11.80               11.69                  11.42
3-3.0                                    12.07            11.79              11.62               11.50                  11.24
3-3.5                                    11.89            11.61              11.44               11.33                  11.06
3-4.0                                    11.71            11.43              11.26               11.15                  10.88
3-4.5                                    11.53            11.26              11.09               10.97                  10.71
3-5.0                                    11.35            11.08              10.91               10.80                  10.53
3-5.5                                    11.17            10.90              10.74               10.62                  10.36
3-6.0                                    11.00            10.73              10.56               10.45                  10.19
3-6.5                                    10.83            10.56              10.39               10.28                  10.02
3-7.0                                    10.66            10.39              10.23               10.11                   9.85
3-7.5                                    10.49            10.22              10.06                9.95                   9.68
3-8.0                                    10.32            10.06               9.89                9.78                   9.52
3-8.5                                    10.15             9.89               9.73                9.62                   9.36
3-9.0                                     9.99             9.73               9.56                9.45                   9.19
3-9.5                                     9.83             9.56               9.40                9.29                   9.03
3-10.0                                    9.66             9.40               9.24                9.13                   8.87
3-10.5                                    9.50             9.24               9.08                8.97                   8.71
WAL (YRS)                                 6.43             6.41               6.40                6.39                   6.31
MOD DUR                                   2.79             2.81               2.82                2.83                   2.83
FIRST PRIN DATE                       12/20/1999       12/20/1999         12/20/1999          12/20/1999              12/20/1999
FINAL PRIN DATE                       08/20/2013       08/20/2013         08/20/2013          08/20/2013              05/20/2013
PRIN WINDOW                               165              165                165                 165                    162
YIELD SPREAD AT CENTER PRICE              4.87             4.60               4.43                4.32                   4.06


          ASSUMPTIONS                                                                  MONEY MARKET CURVE AS OF 10/29/99
1% Cleanup Call is Exercised                                                          TERM (YRS)             YIELD (BEY%)

Initial Balance is calculated using the projected Unpaid Principal Balance as            1/12                    4.700
of Nov 10, 1999

Prepay Rates are a Constant % of CPR                                                      1/4                    5.150
100% of All Prepayment Premiums are assumed to be collected                               1/2                    5.600
Prepayment Premiums are allocated to one or more classes                                   1                     5.650
  of the offered certificates as described in the prospectus using                         2                     5.950
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)              5                     6.300
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

          ASSUMPTIONS                                                                  TREASURY CURVE AS OF 10/29/99
1% Cleanup Call is Exercised                                                         TERM (YRS)            YIELD (BEY%)

Initial Balance is calculated using the projected Unpaid Principal Balance as           1/4                    5.080
of Nov 10, 1999

Prepay Rates are a Constant % of CPR                                                    1/2                    5.260
100% of All Prepayment Premiums are assumed to be collected                              1                     5.410
Prepayment Premiums are allocated to one or more classes                                 2                     5.780
  of the offered certificates as described in the prospectus using                       5                     5.940
  the Discount Rate Fraction Method (see Prospectus or Example in Term Sheet)            10                    6.020
No Extensions on any Mortgage Loan                                                       30                    6.160
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT
PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.